UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-58433

Marshall Funds, Inc.

(Exact name of registrant as specified in charter)

111 East Kilbourn Avenue

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

John M. Blaser

M&I Investment Management Corp.

111 East Kilbourn Avenue

Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 236-3863

Date of fiscal year end: August 31

Date of reporting period: August 31, 2009

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Marshall Funds

Annual Report

August 31, 2009

• Marshall Large-Cap Value Fund

• Marshall Large-Cap Growth Fund

• Marshall Mid-Cap Value Fund

• Marshall Mid-Cap Growth Fund

• Marshall Small-Cap Growth Fund

• Marshall International Stock Fund

• Marshall Emerging Markets Equity Fund

• Marshall Short-Term Income Fund

• Marshall Short-Intermediate Bond Fund

• Marshall Intermediate Tax-Free Fund

• Marshall Government Income Fund

• Marshall Corporate Income Fund

• Marshall Aggregate Bond Fund

• Marshall Core Plus Bond Fund

• Marshall Government Money Market Fund

• Marshall Tax-Free Money Market Fund

• Marshall Prime Money Market Fund

Not FDIC Insured	No Bank Guarantee	May Lose Value

Annual Report—Commentary	Marshall Large-Cap Value Fund

Fund Manager:	Daniel P. Brown, CFA
Began Investment Experience:	1997
Analysts:	Kenneth M. Conrad, CFA and Casey J. Sambs, CFA

The Marshall Large-Cap Value Fund returned -20.50% for the fiscal year ended August 31, 2009 versus the Lipper Large-Cap Value Fund Index and the Russell 1000® Value Index, which returned -16.78% and -20.27%, respectively.

The equity market was a very turbulent place during the past year, marked by a severe credit crisis in late 2008 that culminated with the market bottoming in early March 2009. The U.S. government responded with unprecedented amounts of monetary and fiscal stimulus to help the credit markets recover and equity markets quickly responded by recovering 50% off the March low.

The Fund performed very differently during the first six month period marked by the credit crisis and the second six month period marked by equity and credit markets recovering. The Fund performed well during the credit crisis as we outperformed our peers and the Russell 1000® Value Index in all six months as we maintained a very conservative approach. The Fund failed to maintain pace with the market’s strong advance during the recent recovery phase as we maintained much of our conservative posture. We underestimated how aggressively investors would bid-up riskier assets considering most of the economic growth was the result of temporary, generous monetary and fiscal policy. Another reason for the conservative posture was the fact that recent company earnings showed decent bottom-line earnings-per-share improvements that were driven solely by aggressive cost cutting instead of revenue growth. We started to incorporate a more aggressive stance in early May as we felt confident that wide valuation spreads offered attractive investment opportunities in beaten down stocks.

In the past year, the Fund was helped by strong stock selection in the Financials and Industrials sectors and our weighting decisions in Consumer Staples (overweight) and Financials (underweight). Financials was aided by the strong performance of the Fund’s higher quality companies such as JP Morgan Chase (3.8% of the Fund, +15.5%) and Travelers Co. (1.2% of the Fund, +17.5%) that were better able to weather the credit crisis. The decision not to own General Electric (GE) for the first eight months of the fiscal year added value as the stock was down 48% over this time as investors shunned it due to concerns regarding its financing unit. With our added emphasis on valuation in May we built a top ten position in GE as we felt investors were too pessimistic on it’s outlook (2.5% of the Fund, +2.4%).

Growth of an Assumed $10,000 Investment(1)*

For explanations of indexes and other notes, please refer to page 18.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))
As of 8/31/2009
	Fund	Russell 1000® VI	LLCVFI
1-year (Class Y)	(20.50)%	(20.27)%	(16.78)%
1-year (Class I)	(20.27)%	(20.27)%	(16.78)%
5-year (Class Y)	(0.25)%	0.45%	0.57%
10-year (Class Y)	0.37%	1.84%	0.46%

Since Inception
(2/1/08) (Class I)	(16.97)%	(18.23)%	(15.64)%

Average Annual
Total Returns (Advisor Class)
As of 8/31/2009
	Fund	Russell 1000® VI	LLCVFI
1-year (NAV)	(20.50)%	(20.27)%	(16.78)%
1-year (Offer)	(25.10)%
5-year (NAV)	(0.25)%	0.45%	0.57%
5-year (Offer)	(1.43)%
10-year (NAV)	0.37%	1.84%	0.46%
10-year (Offer)	(0.22)%

Gross expenses for the Investor/Advisor and Institutional shares were 1.24% and 0.99%, respectively. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Consumer Discretionary	6.9%
Consumer Staples	7.2%

Energy	17.8%
Financials	21.5%
Healthcare	12.0%
Industrials	10.1%

Information Technology	8.4%
Materials	5.6%
Telecommunication Services	4.4%
Utilities	4.3%

Purchased Call Options	1.0%
Other Assets & Liabilities, Net	0.8%

Total	100.0%

Annual Report—Commentary	Marshall Large-Cap Growth Fund

Fund Managers:	Robert G. Cummisford, CFA and Alan K. Creech
Began Investment Experience:	1992 and 1995, respectively
Analyst:	Shane T. Sawyer, CFA

The Marshall Large-Cap Growth Fund returned -18.34% for the fiscal year ended August 31, 2009 versus the Lipper Large-Cap Growth Fund Index and the Russell 1000® Growth Index, which returned -18.11% and -16.76%, respectively.

Volatility continued to dominate the equity markets as investors contended with the effects of declining housing markets, volatile energy and commodities prices, and a recession. As the fiscal year began, the VIX Index (a measure of stock market volatility) spiked from 20 to 80—a four-fold increase in just a few weeks—and has since returned to 26.

Amidst this volatility, a stock market recovery began in the spring of 2009 and many indications suggest that we may be climbing out of the recession. Market uncertainty typically leads investors toward traditional growth companies with proven track records. While many of these companies have lagged higher risk companies thus far, we believe they will find favor as economic growth returns.

The Fund benefited most from our positions in the Health Care and Industrials sectors. Express Scripts (1.6% of the Fund), a pharmaceutical benefit management firm, was up 58% during the year and was a top contributor to Fund performance. Our performance in the Industrials space was largely due to our reduced allocation to the sector. We did not agree with the belief that global economies were decoupling and reduced allocations to our Industrials stocks anticipating lower global sales. We are now looking to increase allocations to the sector as global economies recover.

The Financials and Utilities sectors were challenging areas for growth investing during the year. Global financial markets began to implode in September of 2008 following Lehman Brothers declaring bankruptcy. Several months later, we began to increase our Financials exposure following the announcement of a myriad of global policy initiatives. However our “Don’t Fight the Global Fed” strategy proved to be too early and the Fund experienced losses in our Financials positions including Bank of America (0.0% of the Fund, -72%). We are now more constructive on many financials, particularly investment banks and asset managers, although the road to recovery may be a long one.

We eliminated our Utilities exposure during the year based on the lack of future growth opportunities. Some Utilities stocks performed well for the first half of the fiscal year as investors sought defensive stocks, but the sector has now underperformed during the stock market recovery.

Growth of an Assumed $10,000 Investment(1)*

For explanations of indexes and other notes, please refer to page 18.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))
As of 8/31/2009
	Fund	Russell 1000® GI	LLCGFI
1-year (Class Y)	(18.34)%	(16.76)%	(18.11)%
1-year (Class I)	(18.16)%	(16.76)%	(18.11)%
5-year (Class Y)	0.77%	1.21%	1.03%
10-year (Class Y)	(2.16)%	(3.17)%	(3.55)%

Since Inception
(2/1/08) (Class I)	(12.49)%	(12.20)%	(13.89)%

Average Annual
Total Returns (Advisor Class)
As of 8/31/2009
	Fund	Russell 1000® GI	LLCGFI
1-year (NAV)	(18.34)%	(16.76)%	(18.11)%
1-year (Offer)	(23.03)%
5-year (NAV)	0.77%	1.21%	1.03%
5-year (Offer)	(0.42)%
10-year (NAV)	(2.16)%	(3.17)%	(3.55)%
10-year (Offer)	(2.74)%

Gross expenses for the Investor/Advisor and Institutional shares were 1.27% and 1.02%, respectively. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Consumer Discretionary	12.7%
Consumer Staples	8.3%
Energy	9.5%
Financials	8.5%
Healthcare	13.1%
Industrials	8.7%

Information Technology	34.1%
Materials	4.6%
Other Assets & Liabilities, Net	0.5%

Total	100.0%

Annual Report—Commentary	Marshall Mid-Cap Value Fund

Fund Manager:	Matthew B. Fahey
Began Investment Experience:	1980
Analysts:	Gregory S. Dirkse, CFA and Brian J. Janowski, CFA, CPA

The Marshall Mid-Cap Value Fund returned -14.74% for the fiscal year ended August 31, 2009 versus the Lipper Mid-Cap Value Fund Index and the Russell Mid-Cap® Value Index, which returned -17.37% and -20.00%, respectively.

On a relative basis the Fund’s performance was solid compared to its peers and very strong relative to the passive Russell Index. In a relatively short investment time period such as one year, performance compared to the index or peers can be expected to vary. This year, all three reflect negative returns as the financial crisis caused most asset classes to record losses.

During the first half of the fiscal year, four of the first six months reflected double digit losses, while the remaining six months all showed positive returns. All ten economic sectors in the Russell Index recorded negative results, ranging from -5% in Consumer Staples to -37% in Energy. In addition, two sectors, Financials and Industrials, fell more than 25%. The outperformance by the Fund compared to the Russell Index was accomplished primarily by stock selection, although sector allocation also was positive, but to a much lesser extent. Our reliance on a process that focuses strongly on valuation served the Fund well during the year.

In terms of relative stock picking, three sectors reflect outstanding results. In the Consumer Discretionary sector the average stock in the index was down 13%, while in the Fund the results show only a 1% negative return. Positive double-digit returns in Royal Caribbean (1.5% of the Fund), Borg-Warner (0.0% of the Fund) and Expedia (1.6% of the Fund) propelled the results. In the Industrial group, the average return for the stocks held in the Fund was -10% compared to -27% in the index. Manpower (2.1% of the Fund), up about 10% for the year, led the group. In Financials, our stock selection process caused us to avoid many of the headline equities that were hit hard. Positive contributions from several insurance holdings coupled with some timely purchases of regional banks provided plenty of cushion versus the index. The Technology sector trailed the benchmark reflecting the average stock down 21% compared to 10% in the index. Three stocks namely, Xerox (1.4% of the Fund), Symantec (0.8% of the Fund), and Flextronics (0.0% of the Fund) were the worst offenders. We continue to hold Xerox and Symantec and expect them to bounce-back next year.

In the group weighting category, an overweight in the Consumer Discretionary sector provided to be advantageous for the Fund. We were fortunate to discover many under valued consumer stocks that rebounded in the second half of the year. An overweight in Healthcare provided positive relative results as Healthcare stocks were not punished like the more cyclical groups.

Growth of an Assumed $10,000 Investment(1)*

For explanations of indexes and other notes, please refer to page 18.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))
As of 8/31/2009
	Fund	RMCVI	LMCVFI
1-year (Class Y)	(14.74)%	(20.00)%	(17.37)%
1-year (Class I)	(14.59)%	(20.00)%	(17.37)%
5-year (Class Y)	1.70%	3.00%	2.70%
10-year (Class Y)	7.09%	6.29%	6.08%

Since Inception
(2/1/08) (Class I)	(11.22)%	(14.61)%	(13.11)%

Average Annual
Total Returns (Advisor Class)
As of 8/31/2009
	Fund	RMCVI	LMCVFI
1-year (NAV)	(14.74)%	(20.00)%	(17.37)%
1-year (Offer)	(19.64)%
5-year (NAV)	1.70%	3.00%	2.70%
5-year (Offer)	0.50%
10-year (NAV)	7.09%	6.29%	6.08%
10-year (Offer)	6.45%

Gross expenses for the Investor/Advisor and Institutional shares were 1.24% and 0.99%, respectively. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Consumer Discretionary	16.9%
Consumer Staples	5.8%

Energy	7.8%
Financials	23.7%
Healthcare	9.0%
Industrials	8.3%

Information Technology	12.5%
Materials	6.4%
Telecommunication Services	1.4%
Utilities	5.1%

Other Assets & Liabilities, Net	3.1%

Total	100.0%

Annual Report—Commentary	Marshall Mid-Cap Growth Fund

Fund Managers:	Kenneth S. Salmon and Patrick M. Gundlach, CFA
Began Investment Experience:	1986 and 2002, respectively
Analysts:	Bryan J. Bigari, CFA; Ryan P. Bushman and Earl R. DeLaet, CFA

The Marshall Mid-Cap Growth Fund returned -21.96% for the fiscal year ended August 31, 2009 verses the Lipper Mid-Cap Growth Fund Index and the Russell Mid-Cap® Growth Index, which returned -19.35% and -20.21%, respectively.

The 2009 fiscal year began with the unraveling of global financial markets followed in relatively short order by the onset of economic recessions in essentially all major developed and emerging economies. Several months followed with a steady drumbeat of dire news on the global economy and abysmal equity-market performance. Fortunately, the outlook began to improve in response to unprecedented intervention by governments and monetary authorities and, just as importantly, major business-model adjustments by corporations around the world. Evidence of a powerful global economic expansion is currently abundant and major stock markets have been rallying sharply during the past several months.

The Fund underperformed modestly during the fiscal year. Outperformance occurred during the several months in which the equity market performed very poorly, but the Fund trailed its relevant benchmarks during the powerful thrust off the bottom in April and May. Stock selection defined the underperformance as sector allocation contributed positively. The Fund outperformed in only four of 10 sectors. Energy performed best while Consumer Discretionary performed worst.

The top five winners for the Fund during the period were: Rovi Corporation (0.9% of the Fund, +113.5%); Liberty Media Corp. (0.0% of the Fund, +70.7%); MFA Mortgage Investments (2.4% of the Fund, +52.9%); Silver Wheaton Corp. (0.7% of the Fund, +43.9%); and Mylan, Inc. (1.4% of the Fund, +79.6%). The five worst performers were: Central European Distribution (0.0% of the Fund, -44.9%); Petrohawk Energy (0.0% of the Fund, -51.0%); Contango Oil & Gas (0.0% of the Fund, -37.3%); Correction Corp. America (0.0% of the Fund, -59.3%); and SPX Corp. (0.0% of the Fund, -62.6%).

Growth of an Assumed $10,000 Investment(1)*

For explanations of indexes and other notes, please refer to page 18.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))
As of 8/31/2009
	Fund	RMCGI	LMCGFI
1-year (Class Y)	(21.96)%	(20.21)%	(19.35)%
1-year (Class I)	(21.79)%	(20.21)%	(19.35)%
5-year (Class Y)	3.66%	3.35%	4.50%
10-year (Class Y)	0.98%	1.52%	1.58%

Since Inception
(2/1/08) (Class I)	(14.22)%	(14.25)%	(14.26)%

Average Annual
Total Returns (Advisor Class)
As of 8/31/2009
	Fund	RMCGI	LMCGFI
1-year (NAV)	(21.96)%	(20.21)%	(19.35)%
1-year (Offer)	(26.44)%
5-year (NAV)	3.66%	3.35%	4.50%
5-year (Offer)	2.44%
10-year (NAV)	0.98%	1.52%	1.58%
10-year (Offer)	0.39%

Gross expenses for the Investor/Advisor and Institutional shares were 1.26% and 1.01%, respectively. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Consumer Discretionary	20.7%
Consumer Staples	2.1%

Energy	3.5%
Financials	10.5%
Healthcare	14.4%
Industrials	10.3%

Information Technology	24.7%
Materials	7.9%
Telecommunication Services	3.0%
Other Assets & Liabilities, Net	2.9%

Total	100.0%

Annual Report—Commentary	Marshall Small-Cap Growth Fund

Fund Managers:	Kenneth S. Salmon and Patrick M. Gundlach, CFA
Began Investment Experience:	1986 and 2002, respectively
Analysts:	Bryan J. Bigari, CFA; Ryan P. Bushman and Earl R. DeLaet, CFA

The Marshall Small-Cap Growth Fund returned -16.00% for the fiscal year ended August 31, 2009 verses the Lipper Small-Cap Growth Fund Index and the Russell 2000® Growth Index, which returned -20.35% and -22.02%, respectively.

The 2009 fiscal year began with the unraveling of global financial markets followed in relatively short order by the onset of economic recessions in essentially all major developed and emerging economies. Several months followed with a steady drumbeat of dire news on the global economy and abysmal equity-market performance. Fortunately, the outlook began to improve in response to unprecedented intervention by governments and monetary authorities and, just as importantly, major business-model adjustments by corporations around the world. Evidence of a powerful global economic expansion is currently abundant and major stock markets have been rallying sharply during the past several months.

The Fund substantially outperformed in eight of twelve months of the fiscal year, including periods in which the market was under extreme pressure and during the rallies. Stock selection provided most of the relative outperformance, although sector allocation also made a positive contribution. In addition, outperformance occurred in eight of ten sectors. Information Technology performed best while Health Care performed worst.

The top five winners for the Fund during the period were: Ebix, Inc. (3.8% of the Fund, +81.3%); Imax Corporation (1.9% of the Fund, +30.0%); Taseko Mines (1.0% of the Fund, +25.1%); Rovi Corporation (0.8% of the Fund, +113.5%); and Coinstar, Inc. (3.5% of the Fund, +61.7%). The five worst performers were: Gasco Energy (0.0% of the Fund, -85.9%); Central European Distribution (0.0% of the Fund, -66.1%); Stewart Enterprises (0.0% of the Fund, -67.5%); TXCO Resources (0.0% of the Fund, -59.0%); and Icon PLC (0.0% of the Fund, -65.1%).

Growth of an Assumed $10,000 Investment(1)*

For explanations of indexes and other notes, please refer to page 18.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))
As of 8/31/2009
	Fund	Russell 2000® GI	LSCGI
1-year (Class Y)	(16.00)%	(22.02)%	(20.35)%
1-year (Class I)	(15.82)%	(22.02)%	(20.35)%
5-year (Class Y)	5.87%	2.71%	1.75%
10-year (Class Y)	5.13%	0.65%	2.14%

Since Inception
(2/1/08) (Class I)	(12.28)%	(11.80)%	(14.56)%

Average Annual
Total Returns (Advisor Class)
As of 8/31/2009
	Fund	Russell 2000® GI	LSCGI
1-year (NAV)	(16.00)%	(22.02)%	(20.35)%
1-year (Offer)	(20.85)%
5-year (NAV)	5.87%	2.71%	1.75%
5-year (Offer)	4.62%
10-year (NAV)	5.13%	0.65%	2.14%
10-year (Offer)	4.50%

Gross expenses for the Investor/Advisor and Institutional shares were 1.51% and 1.26%, respectively. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Consumer Discretionary	16.1%
Consumer Staples	3.0%

Energy	3.4%
Financials	9.0%
Healthcare	18.0%
Industrials	10.6%

Information Technology	26.1%
Materials	5.8%
Telecommunication Services	5.3%
Other Assets & Liabilities, Net	2.7%

Total	100.0%

Annual Report—Commentary	Marshall International Stock Fund

Investment Adviser: Sub-advisers:	M&I Investment Management Corp. Acadian Asset Management, LLC Trilogy Global Advisors, LLC

The Marshall International Stock Fund returned -22.94% for the fiscal year ended August 31, 2009 versus the Lipper International Multi-Cap Core Fund Index and the Morgan Stanley Capital International Europe, Australasia and Far East Index (EAFE) of -12.30% and -14.95%, respectively.

Global equity markets were extraordinarily volatile over the past year, from the unsettled conditions of the summer of 2008, to the full-blown crisis of the fall, to the mixed signals in early 2009, and finally the rally that began in March. The period saw a V-shaped pattern in which deeply negative returns in January/February were mitigated by more favorable results in the March-to-August period. During this market downturn, value-oriented stocks significantly outperformed growth-oriented stocks as evidenced by the MSCI EAFE Value and MSCI EAFE Growth Index returns of -10.66% and -19.08%, respectively, for the year ended August 31.

Acadian’s portfolio trailed its EAFE Value benchmark by over 1,000 basis points as it was a difficult period for quantitative strategies, with almost all categories of fundamental factors seeing adverse conditions. Value lost from stock selection was partially reduced by gains realized from country allocations. Detracting most significantly from returns was stock selection in Japan, the U.K. and France, a combination of stock selection and a slight overweight position in Germany, and a combination of stock selection and a market underweight in Australia. Stock selection in Industrials and Materials proved costly, particularly in Germany, along with Information Technology, where the greatest underperformance was realized in Japan.

Trilogy’s portfolio trailed its EAFE Growth benchmark by over 400 basis points as stock selection in the Consumer Discretionary and Telecommunication Services sectors added the most relative value during the period as did an overweight to the Consumer Discretionary sector. Offsetting these positives was the relative underperformance of holdings in the Financial, Health Care, Energy and Materials sectors as well as an underweight to the Energy sector and an overweight to the Information Technology sector. Geographically, stock selection in Asia, excluding Japan and the Emerging Markets contributed positively to relative performance. Offsetting these positives was the relative underperformance of Fund holdings in Europe and Japan.

Each sub-adviser remains firm in their view that the period endured extremely volatile investor sentiment, financial distress, and economic uncertainty. They believe the stocks that led the market in the 2009 rally were poor choices for a high-quality, long-term-focused, non-speculative portfolio. They expect as the global economy stabilizes and markets reward fundamental investing, the Fund will see more competitive returns.

Growth of an Assumed $10,000 Investment(1)*

For explanations of indexes and other notes, please refer to page 18.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))
As of 8/31/2009
	Fund	EAFE	LIMCCFI
1-year (Class Y)	(22.94)%	(14.95)%	(12.30)%
1-year (Class I)	(22.51)%	(14.95)%	(12.30)%
5-year (Class Y)	2.46%	5.82%	6.40%
5-year (Class I)	2.82%	5.82%	6.40%
10-year (Class Y)	0.92%	2.27%	4.00%
10-year (Class I)	1.22%	2.27%	4.00%

Average Annual
Total Returns (Advisor Class)
As of 8/31/2009
	Fund	EAFE	LIMCCFI
1-year (NAV)	(22.94)%	(14.95)%	(12.30)%
1-year (Offer)	(27.39)%
5-year (NAV)	2.46%	5.82%	6.40%
5-year (Offer)	1.26%
10-year (NAV)	0.92%	2.27%	4.00%
10-year (Offer)	0.33%

Gross expenses for the Investor/Advisor and Institutional shares were 1.47% and 1.22%, respectively. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Consumer Discretionary	11.2%
Consumer Staples	5.0%

Energy	10.4%
Financials	24.1%
Healthcare	5.8%
Industrials	13.1%

Information Technology	9.4%
Materials	7.3%
Telecommunication Services	5.6%
Utilities	4.0%

Other Assets & Liabilities, Net	4.1%

Total	100.0%

Annual Report—Commentary	Marshall Emerging Markets Equity Fund

Investment Adviser: Sub-adviser:	M&I Investment Management Corp. Trilogy Global Advisors, LLC

Since inception (December 23, 2008) through August 31, 2009, the Marshall Emerging Markets Equity Fund returned 44.61% verses the Lipper Emerging Markets Fund Index and the Morgan Stanley Capital International Emerging Markets Index (EMI), which returned 53.11% and 53.96%, respectively

All EMI sectors generated strong double digit returns for the period led by the Consumer Discretionary (+77%), Information Technology (+70%), and Materials (+69%) sectors. The Energy, Financial, Industrial, Utility, and Consumer Staples sectors experienced returns in the 35-60% range, while the Health Care and Telecommunication Services sectors returned 24% and 22%, respectively. Geographically, all three main regions of the Emerging Markets universe had strong performance with Latin America rising the most (+64%), followed by EMEA (Europe, Middle East and Africa) (+48%) and Asia (+47%). In terms of individual countries, only Morocco posted a negative return (-3%) during this period, while every other country represented in the Index generated a return upwards of 30%.

In the Fund, stock selection in the Telecommunication Services, Consumer Discretionary, Energy, Financial, Health Care, and Industrial sectors added the most relative value during the period as did an overweight allocation to the Consumer Discretionary sector and an underweight allocation to the Telecommunication Services sector. Offsetting these positives was the relative underperformance of holdings in the Information Technology, Consumer Staples, and Materials sectors as well as an overweight allocation to the Consumer Staples sector and an underweight allocation to the Materials sector.

Geographically, stock selection in EMEA and Latin America added the most relative value highlighted by strong relative performance in Russia and South Africa as well as Mexico and Brazil. Offsetting these positives was the relative underperformance of Fund holdings in Asia as positions in India and Korea were the biggest relative underperformers for the period. On an individual stock basis, the most significant positive contributors since the Fund’s inception were Petrobras Petroleo Brasileiro (2.2% of the Fund), MRV Engenharia e Participacoes (1.2% of the Fund), Novatek (1.2% of the Fund), CNOOC (2.3% of the Fund), and Naspers (2.4% of the Fund). Material detractors during this period included Embraer-Empresa Brasileiras de Aeronautica (0.0% of the Fund), Bharti Airtel (2.4% of the Fund), Angang Steel (0.0% of the Fund), KT&G (0.6% of the Fund), and Bumi Resources (0.0% of the Fund).

Growth of an Assumed $10,000 Investment(1)*

For explanations of indexes and other notes, please refer to page 18.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Cumulative
Total Returns (Investor Class (Y)* and Institutional Class (I))
As of 8/31/2009
	Fund	EMI	LEMFI
Since Inception
(12/23/08) (Class Y)	44.61%	53.96%	53.11%

Since Inception
(12/23/08) (Class I)	44.82%	53.96%	53.11%

Cumulative
Total Returns (Advisor Class)
As of 8/31/2009
	Fund	EMI	LEMFI
Since Inception
(12/23/08)
NAV	44.61%	53.96%	53.11%
Offer	36.30%

Gross expenses for the Investor/Advisor and Institutional shares were 1.71% and 1.46%, respectively. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Consumer Discretionary	10.6%
Consumer Staples	7.3%

Energy	12.7%
Financials	24.4%
Healthcare	2.4%
Industrials	5.8%

Information Technology	14.0%
Materials	6.7%
Telecommunication Services	8.4%
Utilities	2.1%

Other Assets & Liabilities, Net	5.6%

Total	100.0%

Annual Report—Commentary	Marshall Short-Term Income Fund

Fund Manager:	Richard M. Rokus, CFA
Began Investment Experience:	1993
Analysts:	Matthew S. Dean, CFA; David M. Komberec, CFA; Genny C. Lynkiewicz, CFA; Andrew J. O’Connell; Matthew J. Olmsted, CFA, Abhishek Pulakanti; Andrew M. Reed and Vincent S. Russo, CFA

The Marshall Short-Term Income Fund returned 4.77% for the fiscal year ended August 31, 2009 versus the Lipper Short-Term Investment Grade Debt Fund Index and the Merrill Lynch 1-3 Year U.S. Government/Corporate Index, which returned 3.11% and 4.89%, respectively.

Fiscal year 2009 will be remembered as one of the most volatile in history. The equity and fixed income markets’ positive returns achieved during the year are not reflective of the extreme volatility. The beginning of fiscal year 2009 saw the fixed income markets’ insatiable demand for Treasuries as spread products realized historic widening not seen since the 1930s. In contrast, the second half of the fiscal year saw spreads tighten significantly as investors were rewarded for holding risk. The successful launch of many government programs had a heavy hand in that renewed interest of securities. The Federal Reserve also aggressively cut the Fed Funds rate to start the fiscal year in response to the worst credit market since the Great Depression. The Federal Reserve then held the Fed Funds rate steady at 0-25 basis points for the remainder of fiscal 2009 and likely well into fiscal year 2010.

The Fund performed well during fiscal year 2009 due to many factors. Asset-backed securities (ABS) and mortgage-backed securities (MBS) saw significant spread tightening in the second half of the 2009 fiscal year. A major factor was the Federal Reserve’s buy back program, which restored liquidity and prompted a compelling price rally. The significant spread tightening benefited the Fund, which held overweight positions in ABS, MBS, and a strong allocation to the corporate sector. The first half of fiscal year 2009 saw investors flood into Treasuries as the safest assets performed the best. However, the pendulum swung in the opposite direction in the second half of the fiscal year as investors moved into assets with more risk and higher potential return. The Fund’s underweight stance in Treasuries during the first half of the fiscal year, while detracting from performance, more than made up for itself in the second half of the fiscal year. The duration of the Fund ended the quarter slightly short the benchmark.

The Fund expects to remain in a neutral to slightly short duration position to allow the Fund maneuverability when rates begin to tighten. The Fund also expects to remain underweight in the Treasury sector while exploiting opportunities as they exist in spread products; namely MBS, ABS and the corporate sectors as further government implementation takes shape. Yield optimization strategies will be essential in continued strong performance for the Fund. The Fund is well positioned to take advantage of the upcoming economic and interest rate environment in fiscal year 2010.

Growth of an Assumed $10,000 Investment(1)*

For explanations of indexes and other notes, please refer to page 18.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))
As of 8/31/2009
	Fund	ML13	LSTIDI
1-year (Class Y)	4.77%	4.89%	3.11%
1-year (Class I)	5.03%	4.89%	3.11%
5-year (Class Y)	3.71%	4.11%	2.79%
10-year (Class Y)	4.27%	4.86%	3.82%

Since Inception
(6/1/07) (Class I)	4.44%	5.70%	2.54%

Average Annual
Total Returns (Advisor Class)
As of 8/31/2009
	Fund	ML13	LSTIDI
1-year (NAV)	4.89%	4.89%	3.11%
1-year (Offer)	2.81%
5-year (NAV)	3.61%	4.11%	2.79%
5-year (Offer)	3.18%

Since Inception
(10/31/00)
NAV	3.98%	4.69%	3.56%
Offer	3.74%

Gross expenses for the Investor/Advisor and Institutional shares were 0.85% and 0.60%, respectively. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 2.00% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Asset-Backed Securities	16.3%
Collateralized Mortgage Obligations	14.7%

Commercial Mortgage Securities	10.4%
Corporate Bonds & Notes	20.5%
Mutual Funds	7.7%
U.S. Government & U.S. Government Agency Obligations	2.3%

U.S. Government Agency-Mortgage Securities	1.3%
Other Assets & Liabilities, Net	26.8%

Total	100.0%

Annual Report—Commentary	Marshall Short-Intermediate Bond Fund

Fund Manager:	Jason D. Weiner, CFA
Began Investment Experience:	1989
Analysts:	Matthew S. Dean, CFA; David M. Komberec, CFA; Andrew J. O’Connell; Matthew J. Olmsted, CFA; Abhishek Pulakanti; Andrew M. Reed and Vincent S. Russo, CFA

The Marshall Short-Intermediate Bond Fund returned 7.05% for the fiscal year ended August 31, 2009 versus the Lipper Short/Intermediate Investment Grade Debt Fund Index and the Barclays Intermediate Government/Credit Index, which returned 6.76% and 6.81%, respectively.

Fiscal year 2009 encompassed the most volatile markets since the Great Depression. Investors were rewarded during the second half of fiscal 2009 as the markets recovered substantially from a difficult start to the year. Fixed income investors who held spread products experienced strong results as risk premiums retraced from the historic wide levels established in late 2008. Conversely, Treasury yields rose during the second half of fiscal 2009 due to concerns regarding the size of projected issuance. In addition, the move higher for Treasury yields was exacerbated by bond market participants who sold in response to improved economic data, recovering markets, and the successful launch of a number of government programs. This was a striking difference to the insatiable demand for Treasuries during the fourth quarter of 2008. The Federal Reserve aggressively reduced the Fed Funds rate in response to the worst recession experienced since the 1930s. The Federal Reserve kept short term rates steady at 0-25 basis points throughout the remainder of the fiscal year 2009.

The Fund’s out-performance was driven primarily by its allocation to corporate bonds, specifically 30-year securities. Corporate bonds, after posting historic wide spreads during the first half of fiscal 2009, rallied back substantially, tightening to near normal levels at the end of the fiscal year. The Fund also took advantage of new issues that offered attractive concessions to add to credit risk within the portfolio. In addition, Fund performance improved as high quality commercial mortgage-backed securities (CMBS) experienced the most spread tightening as liquidity improved dramatically. The Federal Reserve’s buyback program also was successful in pushing mortgage-backed securities (MBS) spreads tighter during the quarter. Finally, the underweight stance in the Treasury sector benefited the portfolio, as Treasuries were the worst performing sector during the second half of fiscal 2009. The Fund added to the Treasury allocation in June and finished the quarter with a long duration stance.

The Fund anticipates a range-bound interest rate environment. As a result, fiscal year 2010 will require yield maximization strategies to continue the Fund’s strong performance. The Fund will look to emphasize carefully researched corporate bonds, MBS, and CMBS as further spread tightening is anticipated due to the strengthening economy and the successful implementation of TALF and PPIP programs. The Fund expects to actively position the portfolio to successfully navigate this incredibly volatile fixed income market environment.

Growth of an Assumed $10,000 Investment(1)*

For explanations of indexes and other notes, please refer to page 18.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))
As of 8/31/2009
	Fund	BIGCI	LSIDF
1-year (Class Y)	7.05%	6.81%	6.76%
1-year (Class I)	7.32%	6.81%	6.76%
5-year (Class Y)	3.64%	4.54%	3.59%
10-year (Class Y)	4.90%	5.91%	4.85%

Since Inception
(6/1/07) (Class I)	4.64%	6.71%	4.68%

Average Annual
Total Returns (Advisor Class)
As of 8/31/2009
	Fund	BIGCI	LSIDF
1-year (NAV)	7.05%	6.81%	6.76%
1-year (Offer)	3.00%
5-year (NAV)	3.49%	4.54%	3.59%
5-year (Offer)	2.70%
10-year (NAV)	4.70%	5.91%	4.85%
10-year (Offer)	4.30%

Gross expenses for the Investor/Advisor and Institutional shares were 0.86% and 0.61%, respectively. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 3.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Asset-Backed Securities	0.0%
Collateralized Mortgage Obligations	8.6%

Commercial Mortgage Securities	10.5%
Corporate Bonds & Notes	31.7%
U.S. Government & U.S. Government Agency Obligations	43.3%
U.S. Government Agency-Mortgage Securities	5.7%

Other Assets & Liabilities, Net	0.2%

Total	100.0%

Annual Report—Commentary	Marshall Intermediate Tax-Free Fund

Fund Managers:	John D. Boritzke, CFA and Duane A. McAllister, CFA
Began Investment Experience:	1983 and 1987, respectively
Analyst:	Andrew W. Tillman and Erik R. Schleicher

The Marshall Intermediate Tax-Free Fund returned 6.21% for the fiscal year ended August 31, 2009 versus the Lipper Intermediate Municipal Debt Fund Index and the Barclays Capital Municipal Bond 1-15 Year Blend Index, which returned 4.22% and 6.31%, respectively.

These positive returns do not begin to tell the story of volatility over this period. The municipal market moved to historic undervaluation relative to Treasuries at the height of the financial crisis, only to rebound strongly into the end of the period. Municipal credit fears, ratings downgrades to the bond insurers, and a flight to safety in Treasuries all contributed to the rapidly changing landscape. Municipalities faced their most difficult economic environment in decades as they dealt with sharply declining revenues and opposition to spending cuts and/or tax and fee increases. Yet, this type of volatility breeds inefficiency, and inefficiency creates opportunities in actively managed portfolios. This period was an exceptional time to capture these inefficiencies for Fund shareholders.

The Fund was well positioned for this environment as our higher-quality focus helped to weather the worst of the credit storm, even providing a ready source of liquidity as opportunities arose. When market yields rose and the yield curve steepened at the height of the turmoil, we took advantage of this by extending the Fund’s average maturity and increasing allocations to mid-tier credits in the “A” and “BBB” rating categories. In hindsight, we could have gone further with both portfolio changes as these moves boosted performance as the crisis faded. Some of the best opportunities were found within the revenue sectors, such as housing and hospital revenues bonds; two areas we were overweight relative to our peers. General obligation issues lagged as public opposition to tax increases and resistance to service cuts are most profound in this sector.

The intermediate segment of the municipal curve outperformed other areas. Recently, however, the longer maturities have outperformed due to the influence of the taxable Build America Bonds (BABs). Authorized through the federal stimulus program, this government-sponsored program provides a tax subsidy to issuing municipalities. The favorable market reception to the BABs reduced supply in the tax-exempt market, particularly among longer maturities, driving down long term tax-exempt yields relative to shorter maturities.

We believe, however, that a relatively cautious market stance is now warranted. Although the credit history for most municipalities is stellar, budgetary pressures will remain for the foreseeable future. The “easy” trade into the municipal market has been captured as yields have declined. We continue to favor intermediate maturities for their “roll-down” advantage over longer bonds and a rising tax environment continues to attract investor demand into the asset class.

Growth of an Assumed $10,000 Investment(1)*

For explanations of indexes and other notes, please refer to page 18.

The Barclays Capital Municipal Bond 1-15 Year Blend Index is replacing the Barclays 7-Year General Obligations Index as the Fund’s benchmark. The Fund has changed the broad-based securities market index to which it compares its performance. The Barclays 7-Year General Obligations Index will be excluded from this comparison in the future.

Average Annual
Total Returns (Investor Class)*
As of 8/31/2009
	Fund	BMB15I	B7GO	LIMDI
1-year	6.21%	6.31%	7.17%	4.22%
5-year	3.90%	4.22%	4.61%	3.22%
10-year	4.74%	5.23%	5.51%	4.36%

Gross expenses: 1.14%. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Credit Ratings(2)
Sector	Fund
AAA	28.6%
AA	23.7%

A	31.2%
BBB	8.0%
NR	4.7%
Other Assets & Liabilities, Net	3.8%

Total	100.0%

Annual Report—Commentary	Marshall Government Income Fund

Fund Manager:	Jason D. Weiner, CFA
Began Investment Experience:	1989
Analyst:	Matthew S. Dean, CFA and David M. Komberec, CFA

The Marshall Government Income Fund returned 9.26% for the fiscal year ended August 31, 2009 versus the Lipper U.S. Mortgage Fund Index and the Barclays U.S. Mortgage-Backed Securities Index, which returned 8.70% and 9.80%, respectively.

Fiscal year 2009 encompassed the most volatile markets since the Great Depression. Investors were rewarded during the second half of fiscal 2009 as the markets recovered substantially from a difficult start to the year. Fixed income investors who held spread products experienced strong results as risk premiums retraced from the historic wide levels established in late 2008. Conversely, Treasury yields rose during the second half of fiscal 2009 due to concerns regarding the size of projected issuance. In addition, the move higher for Treasury yields was exacerbated by bond market participants who sold in response to improved economic data, recovering markets, and the successful launch of a number of government programs. This was a striking difference to the insatiable demand for Treasuries during the fourth quarter of 2008. The Federal Reserve aggressively reduced the Fed Funds rate in response to the worst recession experienced since the 1930s. The Federal Reserve kept short term rates steady at 0-25 basis points throughout the remainder of the fiscal year 2009.

The Fund’s performance was driven primarily by its allocation to discounted Agency mortgage-backed securities (MBS) as the Federal Reserve successfully supported interest rates through their Treasury and Agency MBS buyback programs. In addition, the non-agency MBS market rallied due to an increase in prepayments as mortgage rates remained low and lending started to pick up after essentially ceasing during the end of 2008. In addition, the anticipation of the government program TALF prompted commercial mortgage-backed security (CMBS) spreads to tighten during the second half of fiscal 2009. High quality CMBS experienced the most spread tightening as liquidity improved after a difficult beginning to fiscal 2009. The Fund added to the Treasury allocation in June and finished the fiscal year with a long duration stance.

The Fund expects a range bound interest rate environment in fiscal 2010. The level of interest rates will remain a key focus as the economy improves over the next year, which could stoke inflationary fears. The core strategy will be mindful of potential extension risk due to increasing interest rates and will look to reduce Treasury and discounted Agency MBS exposures in favor of high coupon MBS that offer better total returns. The Fund will actively position the portfolio to successfully navigate this incredibly volatile market environment going forward in fiscal 2010.

Growth of an Assumed $10,000 Investment(1)*

For explanations of indexes and other notes, please refer to page 18.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))
As of 8/31/2009
	Fund	BMI	LUSMI
1-year (Class Y)	9.26%	9.80%	8.70%
1-year (Class I)	9.65%	9.80%	8.70%
5-year (Class Y)	4.81%	5.78%	4.37%
10-year (Class Y)	5.55%	6.52%	5.42%

Since Inception
(6/1/07) (Class I)	6.80%	8.11%	5.67%

Average Annual
Total Returns (Advisor Class)
As of 8/31/2009
	Fund	BMI	LUSMI
1-year (NAV)	9.26%	9.80%	8.70%
1-year (Offer)	5.11%
5-year (NAV)	4.67%	5.78%	4.37%
5-year (Offer)	3.87%
10-year (NAV)	5.37%	6.52%	5.42%
10-year (Offer)	4.96%

Gross expenses for the Investor/Advisor and Institutional shares were 0.86% and 0.61%, respectively. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 3.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Asset-Backed Securities	0.6%
Collateralized Mortgage Obligations	16.7%

Commercial Mortgage Securities	7.3%
Corporate Bonds & Notes	1.4%
U.S. Government & U.S. Government Agency Obligations	16.0%
U.S. Government Agency-Mortgage Securities	84.8%

Other Assets & Liabilities, Net	(26.8)%

Total	100.0%

Annual Report—Commentary	Marshall Corporate Income Fund

Investment Adviser: Sub-adviser:	M&I Investment Management Corp. Taplin, Canida & Habacht, LLC

Since inception (December 23, 2008) through August 31, 2009, the Marshall Corporate Income Fund returned 19.44% versus the Lipper Investment Grade Debt Fund Index and the Barclays Capital U.S. Credit Index, which returned 11.49% and 13.48%, respectively.

During the first eight months of 2009, corporate bonds realized their best relative returns on record as credit spreads narrowed by 283 basis points on average. A barbelled portfolio structure, quality selection, and security selection were the primary drivers of strong returns. In particular, the Fund is overweight in lower quality investment grade corporate bonds that we believe are attractively valued. Since inception of the Fund, BBB Corporates returned +21.94%, outperforming A (+12.04%), AA (6.10%), and AAA (-0.48%) rated Corporates by 990, 1584, and 2242 basis points, respectively.

The Fund also has maintained a barbelled portfolio structure, emphasizing lower quality investment grade securities on the long end of the curve and higher quality securities on the short end of the curve. The Fund benefited from this strategy as long Corporates outperformed intermediate Corporates by 180 basis points. The advantage of BBB rated Corporates was most pronounced on the long end of the curve, as long BBB securities outperformed duration-matched Treasuries by 3,133 basis points of excess return.

The Fund also benefited from investment in high quality floating rate notes that performed well. We view floating rate notes (FRN’s) as attractive investments when credit valuations are cheap and short-term Treasury interest rates are likely to rise. FRNs have historically outperformed in such an environment. In the most recent monetary tightening cycle (June 2004—June 2007), floating rate notes outperformed duration-matched Treasuries by 180 basis points as short-term rates rose and credit spreads narrowed. As short-term Treasury yields hover near historical lows, FRN’s may protect principal should the Federal Reserve begin to remove policy accommodation.

Notably, investment grade corporate spreads remain near the widest levels versus any other period on record prior to the onset of the credit crisis. These valuations are attractive, particularly ahead of heightened regulation and strengthened capital requirements. Further spread compression is anticipated as a new regulatory regime takes hold and compensation for credit risk shifts from systemic to fundamental risk.

Growth of an Assumed $10,000 Investment(1)*

For explanations of indexes and other notes, please refer to page 18.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Cumulative
Total Returns (Investor Class (Y)* and Institutional Class (I))
As of 8/31/2009
	Fund	BCCI	LIIGDFI
Since Inception
(12/23/08) (Class Y)	19.44%	13.48%	11.49%

Since Inception
(12/23/08) (Class I)	19.63%	13.48%	11.49%

Cumulative
Total Returns (Advisor Class)
As of 8/31/2009
	Fund	BCCI	LIIGDFI
Since Inception
(12/23/08)
NAV	19.46%	13.48%	11.49%
Offer	14.97%

Gross expenses for the Investor/Advisor and Institutional shares were 1.11% and 0.86%, respectively. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 3.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Asset-Backed Securities	7.6%
Corporate Bonds & Notes	81.4%
U.S. Government & U.S. Government Agency Obligations	2.2%
Other Assets & Liabilities, Net	8.8%

Total	100.0%

Annual Report—Commentary	Marshall Aggregate Bond Fund

Fund Manager:	Jason D. Weiner, CFA
Began Investment Experience:	1989
Analysts:	Matthew S. Dean, CFA; David M. Komberec, CFA; Andrew J. O’Connell; Matthew J. Olmsted, CFA; Abhishek Pulakanti; Andrew M. Reed and Vincent S. Russo, CFA

The Marshall Aggregate Bond Fund returned 11.12% for the fiscal year ended August 31, 2009 versus the Lipper Intermediate Investment Grade Debt Fund Index and the Barclays Aggregate Bond Index, which returned 6.91% and 7.94%, respectively.

Fiscal year 2009 encompassed the most volatile markets since the Great Depression. Investors were rewarded during the second half of fiscal 2009 as the markets recovered substantially from a difficult start to the year. Fixed income investors who held spread products experienced strong results as risk premiums retraced from the historic wide levels established in late 2008. Conversely, Treasury yields rose during the second half of fiscal 2009 due to concerns regarding the size of projected issuance. In addition, the move higher for Treasury yields was exacerbated by bond market participants who sold in response to improved economic data, recovering markets, and the successful launch of a number of government programs. This was a striking difference to the insatiable demand for Treasuries during the fourth quarter of 2008. The Federal Reserve aggressively reduced the Fed Funds rate in response to the worst recession experienced since the 1930s. The Federal Reserve kept short term rates steady at 0-25 basis points throughout the remainder of the fiscal year 2009.

The Fund’s out-performance was driven primarily by the Fund’s allocation to corporate bonds, specifically 30 year securities. Corporate bonds, after posting historic wide spreads during the first half of fiscal 2009, rallied back substantially, tightening to near normal levels at the end of the fiscal year. The Fund also took advantage of new issues that offered attractive concessions to add to credit risk within the portfolio. In addition, Fund performance improved as high quality commercial mortgage-backed securities (CMBS) experienced the most spread tightening as liquidity improved dramatically. The Federal Reserve’s buyback program also was successful in pushing mortage-backed security (MBS) spreads tighter during the quarter. Finally, the underweight stance in the Treasury sector benefited the portfolio, as Treasuries were the worst performing sector during the second half of fiscal 2009. The Fund added to the Treasury allocation in June and finished the quarter with a long duration stance.

The Fund anticipates a range bound interest rate environment. As a result, fiscal year 2010 will require yield maximization strategies to continue the Fund’s strong performance. The Fund will look to emphasize carefully researched corporate bonds, MBS, and CMBS as further spread tightening is anticipated due to the strengthening economy and the successful implementation of TALF and PPIP programs. The Fund expects to actively position the portfolio to successfully navigate this incredibly volatile fixed income market environment.

Growth of an Assumed $10,000 Investment(1)*

For explanations of indexes and other notes, please refer to page 18.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))
As of 8/31/2009
	Fund	BABI	LIIGDFI
1-year (Class Y)	11.12%	7.94%	6.91%

Since Inception
(6/1/07) (Class Y)	7.78%	6.93%	4.30%
1-year (Class I)	11.40%	7.94%	6.91%

Since Inception
(6/1/07) (Class I)	8.05%	6.93%	4.30%

Average Annual
Total Returns (Advisor Class)
As of 8/31/2009
	Fund	BABI	LIIGDFI
1-year (Nav)	11.13%	7.94%	6.91%
1-year (Offer)	6.97%

Since Inception
(6/1/07)
NAV	7.78%	6.93%	4.30%
Offer	5.97%

Gross expenses for the Investor/Advisor and Institutional shares were 0.88% and 0.63%, respectively. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 3.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Asset-Backed Securities	0.9%
Collateralized Mortgage Obligations	6.3%

Commercial Mortgage Securities	8.4%
Corporate Bonds & Notes	28.7%
U.S. Government & U.S. Government Agency Obligations	36.8%
U.S. Government Agency -Mortgage Securities	40.6%

Other Assets & Liabilities, Net	(21.7)%

Total	100.0%

Annual Report—Commentary	Marshall Core Plus Bond Fund

Investment Adviser: Sub-adviser:	M&I Investment Management Corp. Taplin, Canida & Habacht, LLC

Since inception (December 23, 2008) through August 31, 2009, the Marshall Core Plus Bond Fund returned 10.83% versus the Lipper Intermediate Investment Grade Debt Fund Index and the Barclays Aggregate Bond Index, which returned 11.49% and 4.90%, respectively.

The Fund’s commitment to corporate bonds and a below-index weighting in U.S. Treasury securities were the primary drivers of strong returns. Since inception of the Fund, credit spreads have narrowed sharply as Federal Reserve liquidity provisions and massive government interventions took hold and systemic risk declined. In this environment, corporate bonds realized strong relative returns, returning +12.90%, while U.S. Treasury securities realized negative returns (-3.05%) over the same horizon.

Quality and portfolio structure also benefited the portfolio. The Fund maintained a barbelled approach to credit, emphasizing lower quality investment grade securities on the long end of the curve. The Fund benefited as long BBB rated Corporates outperformed Treasuries by 3,133 basis points on a duration-matched basis.

Traditional mortgage-backed pass-through securities also benefited the Fund as mortgage-backed securities performed well in the midst of a $1.25 trillion Federal Reserve purchase program. Looking forward, a below market allocation to mortgage-backed securities is warranted as the purchase program comes to a close and uncertainty surrounding a final resolution for government sponsored entities could affect valuations.

We believe current Treasury yields reflect very low real interest rates, benign inflation, and little compensation for the uncertainty of inflation going forward. Accordingly, the Fund is underweight in Treasury securities. Within the Treasury sector, Treasury Inflation Protected Securities (TIPS) offer attractive relative value, particularly if inflation reignites.

Notably, investment grade corporate spreads remain near the widest levels versus any other period on record prior to the onset of the credit crisis. These valuations are attractive, particularly ahead of heightened regulation and strengthened capital requirements that will enhance creditworthiness over time.

Growth of an Assumed $10,000 Investment(1)*

For explanations of indexes and other notes, please refer to page 18.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Cumulative
Total Returns (Investor Class (Y)* and Institutional Class (I))
As of 8/31/2009
	Fund	BABI	LIIGDFI
Since Inception
(12/23/08) (Class Y)	10.83%	4.90%	11.49%

Since Inception
(12/23/08) (Class I)	11.04%	4.90%	11.49%

Gross expenses for the Investor/Advisor and Institutional shares were 1.07% and 0.82%, respectively. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Asset-Backed Securities	5.6%
Commercial Mortgage Securities	4.6%

Corporate Bonds & Notes	47.6%
U.S. Government & U.S. Government Agency Obligations	18.4%
U.S. Government Agency - Mortgage Securities	18.1%
Other Assets & Liabilities, Net	5.7%

Total	100.0%

Annual Report—Commentary	Marshall Government Money Market Fund

Fund Manager:	Richard M. Rokus, CFA
Began Investment Experience:	1993
Analyst:	Genny C. Lynkiewicz, CFA

The Marshall Government Money Market Fund returned 0.56% for the fiscal year ended August 31, 2009 versus the Lipper U.S. Government Money Market Fund Index and the iMoneyNet, Inc. Government Money Market Index, which returned 0.45% and 0.27%, respectively.

Fiscal year 2009 will be remembered as one of the most volatile in history. The equity and fixed income markets’ positive returns achieved during the year are not reflective of the extreme volatility. The beginning of fiscal year 2009 saw the fixed income markets’ insatiable demand for Treasuries as spread products realized historic widening not seen since the 1930s. In contrast, the second half of the fiscal year saw spreads tighten significantly as investors were rewarded for holding risk. The successful launch of many government programs had a heavy hand in that renewed interest of securities. The Federal Reserve also aggressively cut the Fed Funds rate to start the fiscal year in response to the worst credit market since the Great Depression. The Federal Reserve then held the Fed Funds rate steady at 0-25 basis points for the remainder of fiscal 2009, and likely well into fiscal year 2010.

The Fund performed well versus its peers and the benchmark in fiscal year 2009. The strong performance gave investors some relief in a historically low rate environment. The Fund benefited from Agency floating rate notes and Libor-based floaters that offered yield advantages over fixed rate Treasury and Agency notes during the fiscal year. Floating rate notes and TLGP bonds issued as FDIC insured paper also offered competitive yield advantages, which benefited the Fund over fiscal year 2009. The Fund extended its average maturity during the fiscal year to take advantage of the steepness of the yield curve.

The Fund will continue to exploit opportunities on the steep yield curve. The Fund also expects to maintain its overweight position of Agency floating rate notes over Treasuries. The Fund expects to continue to seek opportunities in Libor based floaters as they offer a yield advantage over fixed rate notes and Treasuries. The Fund expects to keep its average maturity extended in a challenging low rate environment. As the economy continues to improve, the Fund is poised to take advantage of the anticipation of an increase in interest rates in fiscal year 2010.

Growth of an Assumed $10,000 Investment(1)*

For explanations of indexes and other notes, please refer to page 18.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class)*
As of 8/31/2009
	Fund	INGMMI	LUSGMMFI
1-year	0.56%	0.27%	0.45%
5-year	2.99%	2.55%	2.74%

Since Inception
(5/17/04)	2.87%	2.43%	2.62%
7-day Current Yield 0.01%

Average Annual
Total Returns (Institutional Class)
As of 8/31/2009
	Fund	INGMMI	LUSGMMFI
1-year	0.80%	0.27%	0.45%
5-year	3.25%	2.55%	2.74%

Since Inception
(5/28/04)	3.14%	2.45%	2.63%
7-day Current Yield 0.17%

The performance data quoted represents past performance which is no guarantee of future results. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Corporate Bonds & Notes	1.1%
U.S. Government & U.S. Government Agency Obligations	47.8%

Repurchase Agreements	51.1%
Other Assets and Liabilities, Net	0.0%

Total	100.0%

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Annual Report—Commentary	Marshall Tax-Free Money Market Fund

Fund Manager:	Craig J. Mauermann
Began Investment Experience:	1997
Analyst:	Erik R. Schleicher

The Marshall Tax-Free Money Market Fund returned 1.42% for the fiscal year ended August 31, 2009 versus the Lipper Tax Exempt Money Market Fund Index and the iMoneyNet, Inc. Fund Report Tax-Free National Retail, which returned 0.75% and 0.77%, respectively.

The past year has been characterized by dramatic changes in the U.S. and in the financial markets. Many old, large financial firms have dissolved or the federal government has taken control to shore up weakened capital levels. The Federal Reserve, the Treasury, and Congress created and implemented many new funding programs to rebuild confidence in the financial sector and the economy. The Federal Reserve cut its overnight lending rate to nearly zero in December, 2008 and has since left it at that level. Regardless, the U.S. economy was in a recession and unemployment increased substantially. Some would argue, persuasively, that the U.S. and the world economies just barely dodged a major global depression.

So now what? Most likely, the economies are recovering in the U.S. and around the world. Many economists and analysts say the economy is not out of the woods and much more bad news is yet to come. The Fund expects, however, that the fear that permeated the financial markets last fall, resulting in a dramatic collapse in spending, has receded and consumers and businesses are getting back to “normal.” Stocks have seen substantial upside since March lows, while bond market credit spreads have tightened significantly.

The coming year will continue to be difficult on many fronts. Unemployment is almost certain to stay high. Consumers and businesses are still overly leveraged and that will constrain spending. And the federal government is adding trillions to the national debt that must, at some point, begin to adversely affect inflation expectations. The Federal Reserve is expected to maintain very low rates in the near term as core inflation will not likely begin to rise for quite some time due to substantial year-over-year price reductions in energy, agriculture, and technology. As investment managers, we will always hedge our views (and portfolio positions) to find the best fit of stability, flexibility, and performance.

The Fund is positioned to have a longer average weighted maturity throughout the past year. The Fund bought notes whenever relative values were perceived, while maintaining the vast majority of assets in securities that reset daily or weekly. The Fund remained widely diversified across states, sectors and industries.

Growth of an Assumed $10,000 Investment(1)*

For explanations of indexes and other notes, please refer to page 18.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class)*
As of 8/31/2009
	Fund	IMNTFNR	LTEMMFI
1-year	1.42%	0.77%	0.75%

Since Inception
(9/22/04)	2.38%	2.05%	2.06%
7-day Current Yield 0.71%

Average Annual
Total Returns (Institutional Class)
As of 8/31/2009
	Fund	IMNTFNR	LTEMMFI
1-year	1.68%	0.77%	0.75%

Since Inception
(6/29/05)	2.77%	2.16%	2.18%
7-day Current Yield 0.97%

The performance data quoted represents past performance which is no guarantee of future results. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Municipals	99.4%
Mutual Funds	0.6%

Other Assets & Liabilities, Net	0.0%

Total	100.0%

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Annual Report—Commentary	Marshall Prime Money Market Fund

Fund Manager:	Richard M. Rokus, CFA
Began Investment Experience:	1993
Analysts:	Matthew S. Dean, CFA; David M. Komberec, CFA; Genny C. Lynkiewicz, CFA; Andrew J. O’Connell; Matthew J. Olmsted, CFA, Abhishek Pulakanti; Andrew M. Reed and Vincent S. Russo, CFA

The Marshall Prime Money Market Fund returned 1.15% for the fiscal year ended August 31, 2009 versus the Lipper Money Market Fund Index and the iMoneyNet, Inc. Money Fund Report Averages, which returned 0.83% and 0.58%, respectively.

Fiscal year 2009 will be remembered as one of the most volatile in history. The equity and fixed income markets’ positive returns achieved during the year are not reflective of the extreme volatility. The beginning of fiscal year 2009 saw the fixed income markets’ insatiable demand for Treasuries as spread product realized historic widening not seen since the 1930s. In contrast, the second half of the fiscal year saw spreads tighten significantly as investors were rewarded for holding risk. The successful launch of many government programs had a heavy hand in that renewed interest of securities. The Federal Reserve also aggressively cut the Fed Funds rate to start the fiscal year in response to the worst credit market since the Great Depression. The Federal Reserve then held the Fed Funds rate steady at 0-25 basis points for the remainder of fiscal 2009, and likely well into fiscal year 2010.

The Fund performed very well throughout fiscal year 2009. The Fund took advantage of opportunities in asset-backed commercial paper and agency floating rate notes, which benefited the Fund. The Fund also benefited from Libor based floating rate notes and TLGP bonds issued as FDIC insured paper, which offered competitive yield advantages. In addition the Fund focused on sovereign guaranteed issues with attractive yields and added to its allocation of repurchase agreements, which provided the Fund with the liquidity needed to take advantage of opportunities throughout fiscal year 2009.

The Fund has a slightly long average days to maturity to take full advantage of the steep yield curve. As we move into fiscal year 2010, the Fund will continue to focus on Libor based floating rate notes, asset-backed commercial paper, repos, and sovereign guaranteed issues that offer advantages versus Agency and Treasury securities. The Fund is well positioned to maintain a competitive yield to its peers in the midst of a challenging interest rate environment.

Growth of an Assumed $10,000 Investment(1)*

For explanations of indexes and other notes, please refer to page 18.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))
As of 8/31/2009
	Fund	MFRA	LMMFI
1-year (Class Y)	1.15%	0.58%	0.83%
1-year (Class I)	1.40%	0.58%	0.83%
5-year (Class Y)	3.26%	2.88%	2.98%
5-year (Class I)	3.52%	2.88%	2.98%
10-year (Class Y)	3.12%	2.78%	2.86%

Since Inception
(4/3/00) (Class I)	3.22%	2.61%	2.68%
7-day Current Yield (Y) 0.16%
7-day Current Yield (I) 0.41%

Average Annual
Total Returns (Advisor Class)
As of 8/31/2009
	Fund	MFRA	LMMFI
1-Year	0.85%	0.58%	0.83%
5-Year	2.95%	2.88%	2.98%
10-Year	2.81%	2.78%	2.86%
7-day Current Yield 0.01%

The performance data quoted represents past performance which is no guarantee of future results. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Commercial Paper	53.8%
Corporate Bonds & Notes	7.0%
Municipals	2.0%
Notes-Variable	15.1%
Repurchase Agreements	20.8%
Trust Demand Notes	2.7%
Other Assets and Liabilities, Net	(1.4)%

Total	100.0%

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Explanation of the Indexes and Notes in the Commentary

The views expressed in the commentary are as of August 31, 2009 and are those of the Funds’ investment adviser and/or portfolio manager(s). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of the Funds or any individual security, industry, market sector or the markets generally. Statements involving predictions, assessments, analyses or outlook for individual securities, industries, market sectors and/or markets involve risks and uncertainties. In addition to the general risks described for the Funds in their current Prospectuses, other factors bearing on these commentaries include the accuracy of the investment adviser’s or portfolio manager’s forecasts and predictions and the appropriateness of the investment programs designed by the investment adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of a Fund to differ materially as compared to benchmarks associated with that Fund. The line graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The gross expense ratio is based on expenses incurred by the Fund as disclosed in the Fund’s Prospectus dated December 15, 2008.

Fund	Benchmark Comparisons per Fund	Explanation
Large-Cap Value Fund*	Russell 1000® VI—Russell 1000® Value Index	The Russell 1000® VI measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.(6)
	LLCVFI—Lipper Large-Cap Value Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
Large-Cap Growth Fund*	Russell 1000® GI—Russell 1000® Growth Index	The Russell 1000® GI measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.(6)
	LLCGFI—Lipper Large-Cap Growth Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
Mid-Cap Value Fund*	RMCVI—Russell Midcap® Value Index	The RMCVI measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.(6)
	LMCVFI—Lipper Mid-Cap Value Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
Mid-Cap Growth Fund*	RMCGI—Russell Midcap® Growth Index	The RMCGI measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.(6)
	LMCGFI—Lipper Mid-Cap Growth Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
Small-Cap Growth Fund*(3)	Russell 2000® GI—Russell 2000® Growth Index	The Russell 2000® GI measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.(6)
	LSCGI—Lipper Small-Cap Growth Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
International Stock Fund*(5)	EAFE—Morgan Stanley Capital International Europe, Australasia, Far East Index	Europe, Australasia and Far East Index (EAFE) is a standard unmanaged foreign securities index representing major non-U.S. stock markets, as monitored by Morgan Stanley Capital international.(6)
	LIMCCFI—Lipper International Multi-Cap Core Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
Emerging Markets Equity Fund*(5)	EMI—Morgan Stanley Capital International Emerging Markets Index	The MSCI Emerging Markets Index (EMI) is a market capitalization weighted index comprised of over 800 companies representative of the market structure of the emerging countries in Europe, Latin America, Africa, Middle East and Asia, as monitored by Morgan Stanley Capital International.(7)
	LEMFI—Lipper Emerging Markets Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
Short-Term Income Fund*(8)	ML13—Merrill Lynch 1-3 Year U.S. Government /Corporate Index	The ML13 is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch Pierce Fenner & Smith.(6)
	LSTIDI—Lipper Short-Term Investment Grade Debt Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
Short-Intermediate Bond Fund*(8)	BIGCI—Barclays Intermediate Government/Credit Index	The BIGCI is an index comprised of government and corporate bonds rated BBB or higher with maturities between 1-10 years.(6)
	LSIDF—Lipper Short/Intermediate Investment Grade Debt Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)

(See Notes which are an integral part of the Financial Statements)

Explanation of the Indexes and Notes in the Commentary (continued)

Fund	Benchmark Comparisons per Fund	Explanation
Intermediate Tax-Free Fund*(4)(8)	BMB15I—Barclays Capital Municipal Bond 1-15 Year Blend Index	The BMB15I is the 1-15 year Blend component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa and a range of maturities between 1-17 years. To qualify for inclusion, a bond or security must have outstanding par value of at least $7 million, issued as part of a transaction of at least $75 million, fixed rate, dated-date after December 31, 1990 and must have at least one year from final maturity.(6)
	B7GO—Barclays 7-Year General Obligations Index	The B7GO is an index comprised of general obligation bonds rated A or better with maturities between 6-8 years.(6)
	LIMDI—Lipper Intermediate Municipal Debt Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
Government Income Fund*(8)	BMI—Barclays U.S. Mortgage-Backed Securities Index	The BMI is an unmanaged index that includes15 and 30 year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corp. (FHLMC) and the Federal National Mortgage Association (FNMA).(6)
	LUSMI—Lipper U.S. Mortgage Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
Corporate Income Fund*(8)	BCCI—Barclays Capital U.S. Credit Index	Barclays Capital U.S. Credit Index (BCCI) represents securities that are SEC registered, taxable and U.S. dollar denominated. The index covers U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.(6)
	LIIGDFI—Lipper Intermediate Investment Grade Debt Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
Aggregate Bond Fund*(8)	BABI—Barclays Aggregate Bond Index	Barclays U.S. Aggregate Bond Index (BABI) is an unmanaged index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. To qualify for inclusion, a bond or security must have at least one year to final maturity, rated investment grade Baa3 or better, dollar denominated, non-convertible, fixed rate and be publicly issued.(6)
	LIIGDFI—Lipper Intermediate Investment Grade Debt Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
Core Plus Bond Fund*(8)	BABI—Barclays Aggregate Bond Index	Barclays U.S. Aggregate Bond Index (BABI) is an unmanaged index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. To qualify for inclusion, a bond or security must have at least one year to final maturity, rated investment grade Baa3 or better, dollar denominated, non-convertible, fixed rate and be publicly issued.(6)
	LIIGDFI—Lipper Intermediate Investment Grade Debt Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
Government Money Market Fund*	INGMMI—iMoneyNet, Inc. Government Money Market Index	The INGMMI is an average of money funds with investment objectives similar to that of the Fund.
	LUSGMMFI—Lipper U.S. Government Money Market Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
Tax-Free Money Market Fund*	IMNTFNR—iMoneyNet, Inc. Fund Report Tax-Free National Retail	The IMNTFNR is an average of money funds with investment objectives similar to that of the Fund.
	LTEMMFI—Lipper Tax Exempt Money Market Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
Prime Money Market Fund*	MFRA—iMoneyNet, Inc. Money Fund Report Averages	The MFRA is an average of money funds with investment objectives similar to that of the Fund.
	LMMFI—Lipper Money Market Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for all benchmark comparisons assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.
(1)	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 1999 to August 31, 2009. The inception dates of the Emerging Markets Equity Fund, Corporate Income Fund, Aggregate Bond Fund, Core Plus Bond Fund, Government Money Market Fund, and Tax-Free Fund are December 23, 2008, December 23, 2008, June 1, 2007, December 23, 2008, May 17, 2004, and September 22, 2004, respectively.
(2)	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2009 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.
(3)	Small-Cap stocks are less liquid and more volatile than large-cap stocks. The Marshall Small-Cap Growth Fund is the successor to a collective trust fund.
(4)	Income generated by the Fund may be subject to the federal alternative minimum tax.
(5)	International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards.
(6)	Performance returns do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance.
(7)	Performance returns do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses.
(8)	Investors should be aware that in an environment of rising interest rates, they may expect to see declining bond prices.

(See Notes which are an integral part of the Financial Statements)

Expense Example (Unaudited)

For the Six Months Ended August 31, 2009

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended August 31, 2009 (3/1/09-8/31/09).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Advisor				Investor				Institutional
Fund	Beginning account value 3/1/09	Ending account value 8/31/09	Annualized Expense Ratio(1)	Expenses paid during period 3/1/09- 8/31/09(1)	Beginning account value 3/1/09	Ending account value 8/31/09	Annualized Expense Ratio(1)	Expenses paid during period 3/1/09- 8/31/09(1)	Beginning account value 3/1/09	Ending account value 8/31/09	Annualized Expense Ratio(1)	Expenses paid during period 3/1/09- 8/31/09(1)
Large-Cap Value Fund
Actual	$1,000.00	$1,255.10	1.35%	$7.66	$1,000.00	$1,255.10	1.35%	$7.66	$1,000.00	$1,256.00	1.10%	$6.24
Hypothetical (5% return before expenses)	1,000.00	1,018.21	1.35	6.85	1,000.00	1,018.21	1.35	6.85	1,000.00	1,019.47	1.10	5.59
Large-Cap Growth Fund
Actual	1,000.00	1,337.00	1.40	8.24	1,000.00	1,337.00	1.40	8.24	1,000.00	1,337.50	1.15	6.77
Hypothetical (5% return before expenses)	1,000.00	1,017.95	1.40	7.11	1,000.00	1,017.95	1.40	7.11	1,000.00	1,019.21	1.15	5.85
Mid-Cap Value Fund
Actual	1,000.00	1,502.30	1.36	8.61	1,000.00	1,502.30	1.36	8.60	1,000.00	1,504.70	1.11	7.04
Hypothetical (5% return before expenses)	1,000.00	1,018.12	1.36	6.94	1,000.00	1,018.12	1.36	6.94	1,000.00	1,019.38	1.11	5.67
Mid-Cap Growth Fund
Actual	1,000.00	1,286.40	1.35	7.78	1,000.00	1,286.40	1.35	7.78	1,000.00	1,288.60	1.10	6.35
Hypothetical (5% return before expenses)	1,000.00	1,018.19	1.35	6.87	1,000.00	1,018.19	1.35	6.87	1,000.00	1,019.45	1.10	5.60
Small-Cap Growth Fund
Actual	1,000.00	1,422.40	1.60	9.77	1,000.00	1,422.40	1.60	9.77	1,000.00	1,423.30	1.35	8.26
Hypothetical (5% return before expenses)	1,000.00	1,016.93	1.60	8.14	1,000.00	1,016.93	1.60	8.14	1,000.00	1,018.19	1.35	6.88

(See Notes which are an integral part of the Financial Statements)

Expense Example (Unaudited) (continued)

	Advisor					Investor					Institutional
Fund	Beginning account value 3/1/09	Ending account value 8/31/09	Annualized Expense Ratio(1)		Expenses paid during period 3/1/09- 8/31/09(1)	Beginning account value 3/1/09	Ending account value 8/31/09	Annualized Expense Ratio(1)		Expenses paid during period 3/1/09- 8/31/09(1)	Beginning account value 3/1/09	Ending account value 8/31/09	Annualized Expense Ratio(1)		Expenses paid during period 3/1/09- 8/31/09(1)
International Stock Fund
Actual	$1,000.00	$1,468.40	1.72%		$10.67	$1,000.00	$1,468.40	1.72%		$10.68	$1,000.00	$1,468.90	1.46%		$9.10
Hypothetical (5% return before expenses)	1,000.00	1,016.35	1.72		8.72	1,000.00	1,016.35	1.72		8.72	1,000.00	1,017.63	1.46		7.43
Emerging Markets Equity Fund
Actual	1,000.00	1,640.20	1.50		9.97	1,000.00	1,640.20	1.50		9.98	1,000.00	1,642.50	1.25		8.33
Hypothetical (5% return before expenses)	1,000.00	1,017.45	1.50		7.62	1,000.00	1,017.44	1.50		7.63	1,000.00	1,018.70	1.25		6.36
Short-Term Income Fund
Actual	1,000.00	1,082.00	0.60		3.15	1,000.00	1,080.80	0.60		3.14	1,000.00	1,083.30	0.35		1.84
Hypothetical (5% return before expenses)	1,000.00	1,021.98	0.60		3.06	1,000.00	1,021.98	0.60		3.05	1,000.00	1,023.24	0.35		1.78
Short-Intermediate Bond Fund
Actual	1,000.00	1,293.00	0.80		4.62	1,000.00	1,294.40	0.80		4.62	1,000.00	1,296.40	0.55		3.18
Hypothetical (5% return before expenses)	1,000.00	1,020.97	0.80		4.07	1,000.00	1,020.97	0.80		4.07	1,000.00	1,022.23	0.55		2.80
Intermediate Tax-Free Fund
Actual	—	—	—		—	1,000.00	1,054.60	0.55		2.84	—	—	—		—
Hypothetical (5% return before expenses)	—	—	—		—	1,000.00	1,022.24	0.55		2.80	—	—	—		—
Government Income Fund
Actual	1,000.00	1,107.00	0.80		4.25	1,000.00	1,107.00	0.80		4.25	1,000.00	1,108.40	0.55		2.92
Hypothetical (5% return before expenses)	1,000.00	1,020.97	0.80		4.08	1,000.00	1,020.97	0.80		4.08	1,000.00	1,022.23	0.55		2.80
Corporate Income Fund
Actual	1,000.00	1,185.30	0.80		4.39	1,000.00	1,185.00	0.80		4.38	1,000.00	1,186.30	0.55		3.02
Hypothetical (5% return before expenses)	1,000.00	1,020.99	0.80		4.06	1,000.00	1,020.99	0.80		4.05	1,000.00	1,022.24	0.55		2.79
Aggregate Bond Fund
Actual	1,000.00	1,222.40	0.80		4.47	1,000.00	1,222.30	0.80		4.48	1,000.00	1,223.80	0.55		3.08
Hypothetical (5% return before expenses)	1,000.00	1,020.98	0.80		4.06	1,000.00	1,020.97	0.80		4.07	1,000.00	1,022.23	0.55		2.80
Core Plus Bond Fund
Actual	—	—	—		—	1,000.00	1,101.30	0.80		4.21	1,000.00	1,102.50	0.55		2.90
Hypothetical (5% return before expenses)	—	—	—		—	1,000.00	1,020.99	0.80		4.05	1,000.00	1,022.24	0.55		2.79
Government Money Market Fund
Actual	—	—	—		—	1,000.00	1,000.60	0.47	(2)	2.35	1,000.00	1,001.80	0.23	(2)	1.15
Hypothetical (5% return before expenses)	—	—	—		—	1,000.00	1,022.65	0.47	(2)	2.37	1,000.00	1,023.85	0.23	(2)	1.16
Tax-Free Money Market Fund
Actual	—	—	—		—	1,000.00	1,004.60	0.48	(2)	2.45	1,000.00	1,005.90	0.23	(2)	1.20
Hypothetical (5% return before expenses)	—	—	—		—	1,000.00	1,022.56	0.48	(2)	2.47	1,000.00	1,023.81	0.23	(2)	1.21
Prime Money Market Fund
Actual	1,000.00	1,000.80	0.78	(2)	3.93	1,000.00	1,002.30	0.49	(2)	2.46	1,000.00	1,003.50	0.24	(2)	1.20
Hypothetical (5% return before expenses)	1,000.00	1,021.08	0.78	(2)	3.97	1,000.00	1,022.54	0.49	(2)	2.49	1,000.00	1,023.80	0.24	(2)	1.22

(1)	Expenses are equal to the Funds’ annualized expense ratios for the period March 1, 2009 through August 31, 2009, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(2)	Participation fees for the Treasury’s Temporary Guarantee Program in the Government Money Market Fund, Tax-Free Money Market Fund and Prime Money Market Fund amounted to 0.03%, 0.03% and 0.04%, respectively.

(See Notes which are an integral part of the Financial Statements)

August 31, 2009

Schedule of Investments

Large-Cap Value Fund

Description	Shares	Value
Common Stocks — 98.2%

Consumer Discretionary — 6.9%

Cable & Satellite — 2.0%
Comcast Corp., Class A (1)	252,105	$ 3,862,249

Department Stores — 0.9%
Macy’s, Inc. (1)	110,220	1,710,614

General Merchandise Stores — 0.5%
Family Dollar Stores, Inc. (1)	31,630	957,756

Home Improvement Retail — 0.6%
Lowe’s Cos., Inc.	49,745	1,069,518

Household Appliances — 1.2%
Whirlpool Corp.	35,065	2,251,524

Housewares & Specialties — 1.1%
Newell Rubbermaid, Inc.	154,595	2,151,962

Restaurants — 0.6%
Darden Restaurants, Inc. (1)	36,740	1,209,848

Total Consumer Discretionary		13,213,471

Consumer Staples — 7.2%

Agricultural Products — 1.3%
Archer-Daniels-Midland Co. (1)	85,030	2,451,415

Drug Retail — 1.3%
CVS Caremark Corp.	65,950	2,474,444

Food Retail — 0.5%
SUPERVALU, Inc.	66,160	949,396

Packaged Foods & Meats — 2.3%
Dean Foods Co. (1)(2)	67,810	1,230,073
Kraft Foods, Inc., Class A (1)	75,790	2,148,647
Tyson Foods, Inc., Class A	84,280	1,010,517

		4,389,237

Tobacco — 1.8%
Altria Group, Inc. (1)	101,800	1,860,904
Philip Morris International, Inc.	35,845	1,638,475

		3,499,379

Total Consumer Staples		13,763,871

Energy — 17.8%

Integrated Oil & Gas — 9.7%
Chevron Corp. (1)	96,620	6,757,603
ConocoPhillips	127,920	5,760,238
Exxon Mobil Corp.	50,970	3,524,575
Marathon Oil Corp. (1)	86,020	2,655,437

		18,697,853

Oil & Gas-Drilling — 1.4%
Diamond Offshore Drilling, Inc. (1)	15,020	1,343,088
Rowan Cos., Inc. (1)	67,725	1,402,585

		2,745,673

Oil & Gas-Equipment & Services — 1.7%
Halliburton Co.	80,560	1,910,078
National Oilwell Varco, Inc. (2)	38,980	1,416,923

		3,327,001

Oil & Gas-Exploration & Production — 4.6%
Anadarko Petroleum Corp.	70,495	3,727,071
Apache Corp.	26,680	2,266,466
Cimarex Energy Co. (1)	36,025	1,406,416
Devon Energy Corp.	22,795	1,399,157

		8,799,110

Description	Shares	Value
Common Stocks (continued)

Energy (continued)

Oil & Gas-Refining & Marketing — 0.4%
Valero Energy Corp.	38,580	$ 722,989

Total Energy		34,292,626

Financials — 21.5%

Asset Management & Custody Banks — 3.3%
Ameriprise Financial, Inc.	94,470	2,836,934
Bank of New York Mellon Corp.	119,080	3,525,959

		6,362,893

Consumer Finance — 1.0%
Discover Financial Services	142,860	1,964,325

Diversified Banks — 3.3%
U.S. Bancorp	141,065	3,190,890
Wells Fargo & Co. (1)	113,825	3,132,464

		6,323,354

Investment Banking & Brokerage — 4.6%
Goldman Sachs Group, Inc. (1)	35,030	5,796,064
Morgan Stanley (1)	108,835	3,151,861

		8,947,925

Life & Health Insurance — 1.2%
MetLife, Inc. (1)	59,280	2,238,413

Other Diversified Financial Services — 3.8%
JPMorgan Chase & Co.	167,550	7,281,723

Property & Casualty Insurance — 2.6%
Chubb Corp.	52,720	2,603,841
Travelers Cos., Inc. (1)	46,170	2,327,891

		4,931,732

Regional Banks — 1.2%
PNC Financial Services Group, Inc. (1)	52,845	2,250,669

Specialized Finance — 0.5%
CME Group, Inc.	3,150	916,776

Total Financials		41,217,810

Healthcare — 12.0%

Biotechnology — 2.1%
Amgen, Inc. (2)	36,165	2,160,497
Gilead Sciences, Inc. (2)	42,600	1,919,556

		4,080,053

Healthcare Distributors — 1.1%
AmerisourceBergen Corp.	95,815	2,041,818

Healthcare Services — 0.5%
Express Scripts, Inc. (1)(2)	13,415	968,831

Managed Healthcare — 2.0%
Humana, Inc. (1)(2)	61,855	2,208,224
UnitedHealth Group, Inc. (1)	61,005	1,708,140

		3,916,364

Pharmaceuticals — 6.3%
Bristol-Myers Squibb Co.	103,270	2,285,365
Eli Lilly & Co.	51,240	1,714,490
Forest Laboratories, Inc. (2)	59,365	1,737,614
Johnson & Johnson	24,220	1,463,857
Pfizer, Inc. (1)	291,575	4,869,302

		12,070,628

Total Healthcare		23,077,694

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Large-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Industrials — 10.1%

Aerospace & Defense — 5.2%
General Dynamics Corp.	60,185	$ 3,562,350
Honeywell International, Inc.	26,190	962,744
L-3 Communications Holdings, Inc. (1)	22,850	1,700,040
Northrop Grumman Corp.	40,685	1,985,835
United Technologies Corp.	29,445	1,747,855

		9,958,824

Electrical Components & Equipment — 0.8%
Emerson Electric Co. (1)	41,415	1,526,971

Environmental & Facilities Services — 1.0%
Waste Management, Inc. (1)	66,125	1,979,121

Industrial Conglomerates — 2.4%
General Electric Co.	332,400	4,620,360

Railroads — 0.7%
Norfolk Southern Corp. (1)	30,795	1,412,567

Total Industrials		19,497,843

Information Technology — 8.4%

Communications Equipment — 0.6%
Cisco Systems, Inc. (2)	53,075	1,146,420

Computer Hardware — 3.7%
Apple, Inc. (1)(2)	11,740	1,974,785
Hewlett-Packard Co.	87,675	3,935,731
International Business Machines Corp.	10,035	1,184,632

		7,095,148

Computer Storage & Peripherals — 1.1%
EMC Corp. (1)(2)	135,020	2,146,818

Data Processing & Outsourced Services — 0.4%
Affiliated Computer Services, Inc. (2)	18,440	826,112

Electronic Components — 0.8%
Corning, Inc.	94,310	1,422,195

Systems Software — 1.8%
CA, Inc.	67,870	1,512,822
Oracle Corp.	92,165	2,015,649

		3,528,471

Total Information Technology		16,165,164

Materials — 5.6%

Diversified Chemicals — 1.0%
Ashland, Inc.	54,215	1,988,606

Industrial Gases — 0.5%
Air Products and Chemicals, Inc.	11,900	892,857

Metal & Glass Containers — 0.8%
Ball Corp.	31,710	1,536,667

Paper Products — 1.2%
International Paper Co.	102,735	2,357,768

Steel — 2.1%
Commercial Metals Co.	107,510	1,820,144
Reliance Steel & Aluminum Co.	56,850	2,100,039

		3,920,183

Total Materials		10,696,081

Description	Shares, Contracts or Principal Amount	Value
Common Stocks (continued)

Telecommunication Services — 4.4%

Integrated Telecommunication Services — 4.4%
AT&T, Inc.	202,275	$ 5,269,264
Verizon Communications, Inc. (1)	101,250	3,142,800

Total Telecommunication Services		8,412,064

Utilities — 4.3%

Electric Utilities — 2.0%
Edison International (1)	59,490	1,987,561
Exelon Corp.	17,590	879,852
FPL Group, Inc.	16,640	934,835

		3,802,248

Gas Utilities — 1.2%
ONEOK, Inc.	66,365	2,248,446

Multi-Utilities — 1.1%
Dominion Resources, Inc.	67,845	2,244,313

Total Utilities		8,295,007

Total Common Stocks (identified cost $179,099,525)		188,631,631

Purchased Call Options — 1.0%
Bank of America Corp., Exercise Price: $14.00, 2/20/2010 (2)	3,150	1,504,125
Citigroup, Inc., Exercise Price: $4.00, 3/20/2010 (2)	2,750	431,750

Total Purchased Call Options (identified cost $990,408)		1,935,875

Short-Term Investments — 29.5%

Collateral Pool Investment for Securities on Loan — 28.5%

(See Note 2 of the Financial Statements)		54,818,545

Repurchase Agreement — 1.0%
Agreement with Morgan Stanley & Co., Inc., 0.190%, dated 8/31/2009, to be repurchased at $1,813,107 on 9/1/2009, collateralized by a U.S. Government Agency Obligation with a maturity of 7/20/2011, with a market value of $1,854,151 (at amortized cost)	$1,813,097	1,813,097

Total Short-Term Investments (identified cost $56,631,642)		56,631,642

Total Investments — 128.7% (identified cost $236,721,575)		247,199,148
Other Assets and Liabilities — (28.7)%		(55,135,107)

Total Net Assets — 100.0%		$192,064,041

(See Notes which are an integral part of the Financial Statements)

August 31, 2009

Schedule of Investments

Large-Cap Growth Fund

Description	Shares	Value
Common Stocks — 99.5%

Consumer Discretionary — 12.7%

Cable & Satellite — 1.0%
Comcast Corp., Class A (1)	100,000	$ 1,532,000

Computer & Electronics Retail — 2.5%
Best Buy Co., Inc. (1)	65,000	2,358,200
GameStop Corp., Class A (1)(2)	70,000	1,666,000

		4,024,200

Education Services — 1.6%
Apollo Group, Inc., Class A (1)(2)	40,000	2,592,800

Home Improvement Retail — 1.7%
Lowe’s Cos., Inc.	125,000	2,687,500

Internet Retail — 1.9%
Amazon.com, Inc. (1)(2)	38,500	3,125,815

Restaurants — 3.5%
Brinker International, Inc.	150,000	2,184,000
Burger King Holdings, Inc. (1)	100,800	1,807,344
Chipotle Mexican Grill, Inc., Class A (1)(2)	20,000	1,677,600

		5,668,944

Specialty Stores — 0.5%
Office Depot, Inc. (1)(2)	160,000	835,200

Total Consumer Discretionary		20,466,459

Consumer Staples — 8.3%

Household Products — 1.8%
Procter & Gamble Co.	55,000	2,976,050

Hypermarkets & Super Centers — 2.7%
Costco Wholesale Corp. (1)	40,000	2,039,200
Wal-Mart Stores, Inc.	45,000	2,289,150

		4,328,350

Packaged Foods & Meats — 0.8%
Tyson Foods, Inc., Class A	100,000	1,199,000

Soft Drinks — 3.0%
Hansen Natural Corp. (1)(2)	50,000	1,633,000
PepsiCo, Inc.	57,300	3,247,191

		4,880,191

Total Consumer Staples		13,383,591

Energy — 9.5%

Coal & Consumable Fuels — 0.9%
Consol Energy, Inc. (1)	40,800	1,526,328

Oil & Gas-Drilling — 0.9%
Transocean Ltd. (1)(2)	20,000	1,516,800

Oil & Gas-Equipment & Services — 3.0%
Dresser-Rand Group, Inc. (2)	40,000	1,188,000
Halliburton Co.	75,000	1,778,250
National Oilwell Varco, Inc. (2)	50,000	1,817,500

		4,783,750

Oil & Gas-Exploration & Production — 4.7%
Anadarko Petroleum Corp.	30,000	1,586,100
Devon Energy Corp.	20,000	1,227,600
Plains Exploration & Production Co. (2)	58,500	1,535,625
Southwestern Energy Co. (1)(2)	45,000	1,658,700
XTO Energy, Inc.	40,000	1,544,000

		7,552,025

Total Energy		15,378,903

Description	Shares	Value
Common Stocks (continued)

Financials — 8.5%

Asset Management & Custody Banks — 3.9%
Ameriprise Financial, Inc.	48,500	$ 1,456,455
Invesco Ltd.	80,200	1,664,150
Northern Trust Corp.	28,000	1,636,880
State Street Corp.	29,500	1,548,160

		6,305,645

Investment Banking & Brokerage — 1.5%
Goldman Sachs Group, Inc.	14,900	2,465,354

Other Diversified Financial Services — 2.1%
JPMorgan Chase & Co.	77,500	3,368,150

Specialized Finance — 1.0%
IntercontinentalExchange, Inc. (1)(2)	17,500	1,641,500

Total Financials		13,780,649

Healthcare — 13.1%

Biotechnology — 4.0%
Celgene Corp. (1)(2)	38,600	2,013,762
Genzyme Corp. (1)(2)	27,500	1,532,025
Gilead Sciences, Inc. (1)(2)	65,800	2,964,948

		6,510,735

Healthcare Equipment — 2.5%
Baxter International, Inc.	44,000	2,504,480
St. Jude Medical, Inc. (2)	41,000	1,580,140

		4,084,620

Healthcare Services — 2.9%
Express Scripts, Inc. (1)(2)	36,400	2,628,808
Medco Health Solutions, Inc. (1)(2)	35,300	1,949,266

		4,578,074

Life Sciences Tools & Services — 1.3%
Illumina, Inc. (1)(2)	60,000	2,116,200

Pharmaceuticals — 2.4%
Abbott Laboratories	55,000	2,487,650
Allergan, Inc.	23,900	1,336,488

		3,824,138

Total Healthcare		21,113,767

Industrials — 8.7%

Aerospace & Defense — 3.2%
Honeywell International, Inc.	62,000	2,279,120
Raytheon Co. (1)	26,500	1,250,270
Rockwell Collins, Inc. (1)	36,500	1,680,460

		5,209,850

Air Freight & Logistics — 0.4%
United Parcel Service, Inc., Class B (1)	12,900	689,634

Electrical Components & Equipment — 1.0%
Emerson Electric Co. (1)	42,950	1,583,566

Environmental & Facilities Services — 0.4%
Stericycle, Inc. (1)(2)	14,000	693,280

Industrial Machinery — 1.8%
Dover Corp.	45,400	1,570,386
Parker Hannifin Corp.	25,700	1,250,562

		2,820,948

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Large-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Railroads — 1.9%
Burlington Northern Santa Fe Corp.	18,800	$ 1,560,776
CSX Corp.	35,000	1,487,500

		3,048,276

Total Industrials		14,045,554

Information Technology — 34.1%

Communications Equipment — 6.9%
Cisco Systems, Inc. (2)	150,000	3,240,000
QUALCOMM, Inc.	115,000	5,338,300
Research In Motion, Ltd. (2)	36,000	2,630,160

		11,208,460

Computer Hardware — 10.9%
Apple, Inc. (1)(2)	40,000	6,728,400
Dell, Inc. (1)(2)	175,000	2,770,250
Hewlett-Packard Co.	106,700	4,789,763
International Business Machines Corp.	28,500	3,364,425

		17,652,838

Computer Storage & Peripherals — 2.9%
EMC Corp. (2)	135,000	2,146,500
NetApp, Inc. (1)(2)	112,500	2,559,375

		4,705,875

Data Processing & Outsourced Services — 2.5%
MasterCard, Inc., Class A (1)	10,800	2,188,404
Visa, Inc. (1)	25,000	1,777,500

		3,965,904

Electronic Equipment & Instruments — 0.8%
FLIR Systems, Inc. (2)	58,000	1,335,160

Internet Software & Services — 6.1%
Akamai Technologies, Inc. (1)(2)	100,000	1,764,000
eBay, Inc. (2)	98,000	2,169,720
Google, Inc., Class A (1)(2)	13,000	6,001,710

		9,935,430

Semiconductor Equipment — 0.9%
MEMC Electronic Materials, Inc. (2)	90,000	1,435,500

Systems Software — 3.1%
Microsoft Corp. (1)	200,000	4,930,000

Total Information Technology		55,169,167

Materials — 4.6%

Diversified Metals & Mining — 0.9%
Freeport-McMoRan Copper & Gold, Inc. (1)	22,000	1,385,560

Fertilizers & Agricultural Chemicals — 1.9%
Monsanto Co. (1)	36,700	3,078,396

Industrial Gases — 0.8%
Praxair, Inc.	17,400	1,333,188

Steel — 1.0%
Steel Dynamics, Inc. (1)	100,000	1,655,000

Total Materials		7,452,144

Total Common Stocks (identified cost $147,274,978)		160,790,234

Description	Principal Amount	Value

Short-Term Investments — 29.0%

Collateral Pool Investment for Securities on Loan — 28.5%

(See Note 2 of the Financial Statements)		$ 46,052,838

Repurchase Agreement — 0.5%
Agreement with Morgan Stanley & Co., Inc., 0.190%, dated 8/31/2009, to be repurchased at $874,491 on 9/1/2009, collateralized by a U.S. Government Agency Obligation with a maturity of 4/1/2056, with a market value of $913,680 (at amortized cost)	$874,487	874,487

Total Short-Term Investments (identified cost $46,927,325)		46,927,325

Total Investments — 128.5% (identified cost $194,202,303)		207,717,559
Other Assets and Liabilities — (28.5)%		(46,035,412)

Total Net Assets — 100.0%		$161,682,147

Mid-Cap Value Fund

Description	Shares	Value
Common Stocks — 96.9%

Consumer Discretionary — 16.9%

Advertising — 1.4%
Interpublic Group of Cos., Inc. (1)(2)	500,000	$ 3,145,000

Apparel Retail — 1.5%
Gap, Inc. (1)	170,200	3,344,430

Cable & Satellite — 2.7%
Liberty Global, Inc. (1)(2)	196,000	4,290,440
Liberty Media Corp.—Entertainment (2)	59,300	1,653,877

		5,944,317

Catalog Retail — 1.0%
Liberty Media Corp.—Interactive (2)	218,100	2,089,398

Computer & Electronics Retail — 1.3%
Best Buy Co., Inc. (1)	80,600	2,924,168

Department Stores — 1.4%
Kohl’s Corp. (1)(2)	57,500	2,966,425

Homebuilding — 1.5%
Toll Brothers, Inc. (1)(2)	139,400	3,169,956

Hotels, Resorts & Cruise Lines — 1.5%
Royal Caribbean Cruises, Ltd. (1)	173,200	3,304,656

Household Appliances — 1.8%
Whirlpool Corp.	63,000	4,045,230

Internet Retail — 1.6%
Expedia, Inc. (1)(2)	156,100	3,598,105

Specialty Stores — 1.2%
Staples, Inc. (1)	120,600	2,606,166

Total Consumer Discretionary		37,137,851

(See Notes which are an integral part of the Financial Statements)

August 31, 2009

Schedule of Investments

Mid-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Consumer Staples — 5.8%

Food Retail — 2.3%
Kroger Co. (1)	108,400	$ 2,340,356
Safeway, Inc.	135,900	2,588,895

		4,929,251

Packaged Foods & Meats — 1.6%
Tyson Foods, Inc., Class A	293,600	3,520,264

Soft Drinks — 0.5%
Dr. Pepper Snapple Group, Inc. (2)	43,200	1,142,208

Tobacco — 1.4%
Lorillard, Inc.	42,600	3,100,002

Total Consumer Staples		12,691,725

Energy — 7.8%

Oil & Gas-Drilling — 0.8%
Helmerich & Payne, Inc. (1)	53,900	1,803,494

Oil & Gas-Equipment & Services — 2.7%
BJ Services Co.	193,800	3,112,428
Tidewater, Inc.	62,600	2,702,442

		5,814,870

Oil & Gas-Exploration & Production — 3.0%
Newfield Exploration Co. (1)(2)	59,100	2,286,579
Noble Energy, Inc.	71,300	4,310,798

		6,597,377

Oil & Gas-Storage & Transportation — 1.3%
Williams Cos., Inc.	169,100	2,780,004

Total Energy		16,995,745

Financials — 23.7%

Asset Management & Custody Banks — 7.5%
Affiliated Managers Group, Inc. (1)(2)	75,000	4,899,750
Ameriprise Financial, Inc.	149,700	4,495,491
Invesco Ltd.	164,800	3,419,600
State Street Corp. (1)	67,900	3,563,392

		16,378,233

Consumer Finance — 1.2%
Capital One Financial Corp. (1)	67,800	2,528,262

Life & Health Insurance — 2.5%
Lincoln National Corp. (1)	108,500	2,738,540
Principal Financial Group, Inc. (1)	96,100	2,729,240

		5,467,780

Office REIT’s — 0.7%
Mack-Cali Realty Corp. (1)	50,600	1,620,718

Property & Casualty Insurance — 4.5%
ACE Ltd.	72,700	3,793,486
First American Corp.	87,000	2,742,240
Hanover Insurance Group, Inc. (1)	80,000	3,271,200

		9,806,926

Regional Banks — 4.3%
Associated Banc-Corp. (1)	264,000	2,737,680
CapitalSource, Inc. (1)	434,600	1,799,244

Description	Shares	Value
Common Stocks (continued)

Financials (continued)

Regional Banks (continued)
Fifth Third Bancorp (1)	263,410	$ 2,881,705
First Horizon National Corp. (2)	157,572	2,108,312

		9,526,941

Reinsurance — 3.0%
PartnerRe Ltd. (1)	38,500	2,845,535
Reinsurance Group of America, Inc. (1)	87,100	3,749,655

		6,595,190

Total Financials		51,924,050

Healthcare — 9.0%

Healthcare Distributors — 2.0%
AmerisourceBergen Corp.	202,200	4,308,882

Healthcare Services — 1.7%
DaVita, Inc. (1)(2)	73,500	3,800,685

Healthcare Supplies — 1.3%
DENTSPLY International, Inc.	82,700	2,787,817

Life Sciences Tools & Services — 2.0%
Thermo Fisher Scientific, Inc. (1)(2)	94,900	4,290,429

Managed Healthcare — 2.0%
CIGNA Corp.	151,700	4,464,531

Total Healthcare		19,652,344

Industrials — 8.3%

Diversified Support Services — 1.8%
Cintas Corp. (1)	147,900	4,058,376

Electrical Components & Equipment — 2.2%
Cooper Industries, Ltd., Class A	80,400	2,592,900
Thomas & Betts Corp. (2)	81,900	2,267,811

		4,860,711

Environmental & Facilities Services — 0.8%
Republic Services, Inc.	65,000	1,664,650

Human Resource & Employment Services — 2.1%
Manpower, Inc. (1)	87,000	4,497,900

Industrial Machinery — 1.4%
Eaton Corp. (1)	55,800	3,010,410

Total Industrials		18,092,047

Information Technology — 12.5%

Application Software — 1.0%
Synopsys, Inc. (1)(2)	100,700	2,137,861

Communications Equipment — 0.8%
CommScope, Inc. (1)(2)	65,600	1,768,576

Computer Storage & Peripherals — 1.1%
Lexmark International, Inc., Class A (1)(2)	132,700	2,500,068

Consulting & Other Services — 1.1%
Amdocs, Ltd. (2)	98,700	2,400,384

Data Processing & Outsourced Services — 1.1%
Hewitt Associates, Inc., Class A (2)	68,800	2,478,176

Office Electronics — 1.4%
Xerox Corp. (1)	356,700	3,085,455

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Mid-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Information Technology (continued)

Semiconductors — 0.8%
Intersil Corp. (1)	126,300	$ 1,869,240

Systems Software — 0.8%
Symantec Corp. (1)(2)	112,500	1,701,000

Technology Distributors — 4.4%
Arrow Electronics, Inc. (1)(2)	123,800	3,421,832
Avnet, Inc. (1)(2)	107,400	2,862,210
Ingram Micro, Inc. (1)(2)	195,900	3,283,284

		9,567,326

Total Information Technology		27,508,086

Materials — 6.4%

Diversified Chemicals — 1.9%
PPG Industries, Inc. (1)	75,830	4,200,982

Paper Packaging — 1.3%
Sealed Air Corp.	146,700	2,774,097

Paper Products — 2.1%
MeadWestvaco Corp.	209,100	4,589,745

Steel — 1.1%
Nucor Corp. (1)	57,300	2,552,142

Total Materials		14,116,966

Telecommunication Services — 1.4%

Integrated Telecommunication Services — 1.4%
CenturyTel, Inc.	94,804	3,055,533

Utilities — 5.1%

Electric Utilities — 2.4%
Edison International (1)	100,300	3,351,023
Entergy Corp.	25,190	1,990,010

		5,341,033

Gas Utilities — 1.7%
EQT Corp. (1)	96,400	3,824,188

Multi-Utilities — 1.0%
Sempra Energy (1)	42,100	2,112,157

Total Utilities		11,277,378

Total Common Stocks (identified cost $201,525,617)		212,451,725

Short-Term Investments — 40.2%

Collateral Pool Investment for Securities on Loan — 37.0%
(See Note 2 of the Financial Statements)		81,226,282

Description	Principal Amount	Value

Short-Term Investments (continued)

Repurchase Agreement — 3.2%
Agreement with Morgan Stanley & Co., Inc., 0.190%, dated 8/31/2009, to be repurchased at $7,042,542 on 9/1/2009, collateralized by a U.S. Government Agency Obligation with a maturity of 7/20/2011, with a market value of $7,196,704 (at amortized cost)	$7,042,505	$ 7,042,505

Total Short-Term Investments (identified cost $88,268,787)		88,268,787

Total Investments — 137.1% (identified cost $289,794,404)		300,720,512
Other Assets and Liabilities — (37.1)%		(81,316,752)

Total Net Assets — 100.0%		$219,403,760

Mid-Cap Growth Fund

Description	Shares	Value
Common Stocks — 97.1%

Consumer Discretionary — 20.7%

Apparel Retail — 4.5%
Chico’s FAS, Inc. (1)(2)	120,500	$ 1,533,965
Gap, Inc. (1)	114,300	2,245,995
Ross Stores, Inc.	51,400	2,397,296
TJX Cos., Inc.	67,500	2,426,625

		8,603,881

Apparel, Accessories & Luxury Goods — 0.9%
Coach, Inc.	58,400	1,652,136

Automotive Retail — 1.8%
AutoNation, Inc. (1)(2)	64,900	1,231,802
O’Reilly Automotive, Inc. (1)(2)	59,700	2,285,316

		3,517,118

Cable & Satellite — 1.2%
Net Servicos de Comunicacao S.A., ADR (1)	224,600	2,371,776

Casinos & Gaming — 0.9%
WMS Industries, Inc. (1)(2)	40,400	1,710,132

Department Stores — 0.7%
Kohl’s Corp. (1)(2)	26,500	1,367,135

Education Services — 1.5%
Apollo Group, Inc., Class A (1)(2)	13,500	875,070
DeVry, Inc.	19,100	976,010
ITT Educational Services, Inc. (1)(2)	10,100	1,060,399

		2,911,479

General Merchandise Stores — 1.7%
Big Lots, Inc. (2)(5)	37,800	960,876
Dollar Tree, Inc. (1)(2)	46,100	2,302,234

		3,263,110

Homefurnishing Retail — 1.2%
Aaron’s, Inc.	89,700	2,341,170

(See Notes which are an integral part of the Financial Statements)

August 31, 2009

Schedule of Investments

Mid-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Consumer Discretionary (continued)

Housewares & Specialties — 1.7%
Jarden Corp. (1)(2)	137,200	$ 3,340,820

Specialized Consumer Services — 4.6%
Coinstar, Inc. (1)(2)	209,500	6,915,595
Sotheby’s	122,500	1,942,850

		8,858,445

Total Consumer Discretionary		39,937,202

Consumer Staples — 2.1%

Drug Retail — 0.8%
CVS Caremark Corp.	41,300	1,549,576

Packaged Foods & Meats — 1.3%
J. M. Smucker Co.	46,100	2,409,647

Total Consumer Staples		3,959,223

Energy — 3.5%

Oil & Gas-Equipment & Services — 0.8%
IHS, Inc., Class A (2)	30,700	1,485,880

Oil & Gas-Exploration & Production — 2.7%
Concho Resources, Inc. (2)	82,800	2,698,452
Denbury Resources, Inc. (1)(2)	163,100	2,482,382

		5,180,834

Total Energy		6,666,714

Financials — 10.5%

Asset Management & Custody Banks — 2.8%
Affiliated Managers Group, Inc. (1)(2)	38,500	2,515,205
Ameriprise Financial, Inc.	49,000	1,471,470
Waddell & Reed Financial, Inc., Class A	52,800	1,400,784

		5,387,459

Mortgage REIT’s — 4.4%
Annaly Capital Management, Inc.	222,100	3,851,214
MFA Financial, Inc.	581,600	4,606,272

		8,457,486

Office REIT’s — 1.1%
Digital Realty Trust, Inc.	49,400	2,152,852

Property & Casualty Insurance — 1.5%
XL Capital, Ltd., Class A	162,400	2,817,640

Real Estate Services — 0.7%
E-House China Holdings, Ltd., ADR (2)	75,800	1,445,506

Total Financials		20,260,943

Healthcare — 14.4%

Biotechnology — 1.0%
Alexion Pharmaceuticals, Inc. (1)(2)	43,600	1,968,104

Healthcare Equipment — 2.8%
Edwards Lifesciences Corp. (1)(2)	20,900	1,293,292
NuVasive, Inc. (1)(2)	61,900	2,480,333
St. Jude Medical, Inc. (2)	40,400	1,557,016

		5,330,641

Description	Shares	Value
Common Stocks (continued)

Healthcare (continued)

Healthcare Facilities — 1.1%
Community Health Systems, Inc. (1)(2)	35,100	$ 1,080,027
Universal Health Services, Inc., Class B	16,500	969,540

		2,049,567

Healthcare Services — 2.1%
Amedisys, Inc. (1)(2)	24,600	1,095,684
Express Scripts, Inc. (1)(2)	42,200	3,047,684

		4,143,368

Healthcare Supplies — 1.3%
Inverness Medical Innovations, Inc. (1)(2)	68,400	2,435,040

Life Sciences Tools & Services — 2.8%
AMAG Pharmaceuticals, Inc. (1)(2)	36,600	1,502,064
Life Technologies Corp. (1)(2)	50,500	2,248,765
Mettler-Toledo International, Inc. (2)	19,300	1,686,820

		5,437,649

Pharmaceuticals — 3.3%
King Pharmaceuticals, Inc. (1)(2)	140,100	1,454,238
Mylan, Inc. (1)(2)	179,500	2,633,265
Teva Pharmaceutical Industries, Ltd., ADR	42,700	2,199,050

		6,286,553

Total Healthcare		27,650,922

Industrials — 10.3%

Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc.	25,700	1,445,882

Construction & Engineering — 0.6%
Shaw Group, Inc. (1)(2)	41,100	1,205,463

Electrical Components & Equipment — 1.0%
AMETEK, Inc.	28,900	909,772
Regal Beloit Corp.	21,000	954,660

		1,864,432

Environmental & Facilities Services — 1.2%
Stericycle, Inc. (1)(2)	18,700	926,024
Tetra Tech, Inc. (1)(2)	46,000	1,358,840

		2,284,864

Human Resource & Employment Services — 0.5%
Manpower, Inc. (5)	18,300	946,110

Industrial Machinery — 2.0%
Ingersoll-Rand Co., Ltd., Class A	67,900	2,097,431
Middleby Corp. (1)(2)	36,100	1,703,559

		3,800,990

Railroads — 0.9%
Kansas City Southern (1)(2)	70,200	1,677,780

Security & Alarm Services — 2.5%
GeoEye, Inc. (1)(2)	190,700	4,828,524

Trucking — 0.9%
Con-way, Inc. (1)	44,300	1,849,968

Total Industrials		19,904,013

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Mid-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Information Technology — 24.7%

Application Software — 2.2%
Nuance Communications, Inc. (1)(2)	230,900	$ 2,846,997
Solera Holdings, Inc. (2)	52,500	1,382,850

		4,229,847

Communications Equipment — 1.5%
Brocade Communications Systems, Inc. (2)	130,400	942,792
CommScope, Inc. (1)(2)	37,600	1,013,696
InterDigital, Inc. (2)	46,900	983,024

		2,939,512

Computer Storage & Peripherals — 1.2%
Western Digital Corp. (1)(2)	66,800	2,289,904

Consulting & Other Services — 1.0%
Cognizant Technology Solutions Corp., Class A (2)	55,400	1,932,352

Data Processing & Outsourced Services — 1.6%
Alliance Data Systems Corp. (1)(2)	29,800	1,655,688
Hewitt Associates, Inc., Class A (2)	40,600	1,462,412

		3,118,100

Electronic Components — 1.2%
Amphenol Corp., Class A	65,400	2,286,384

Home Entertainment Software — 0.7%
Activision Blizzard, Inc. (2)	122,100	1,417,581

Internet Software & Services — 2.2%
Equinix, Inc. (1)(2)	32,800	2,763,728
ValueClick, Inc. (2)	147,500	1,511,875

		4,275,603

Semiconductor Equipment — 2.3%
Aixtron AG, ADR (1)	56,200	1,104,330
ASML Holding N.V. (1)	71,500	1,964,105
Kla-Tencor Corp. (1)	39,900	1,244,880

		4,313,315

Semiconductors — 5.8%
Broadcom Corp., Class A (1)(2)	83,500	2,375,575
Nvidia Corp. (1)(2)	144,300	2,095,236
ON Semiconductor Corp. (1)(2)	285,100	2,300,757
Silicon Laboratories, Inc. (1)(2)	38,400	1,729,536
Skyworks Solutions, Inc. (1)(2)	233,600	2,721,440

		11,222,544

Systems Software — 5.0%
CA, Inc.	92,800	2,068,512
Check Point Software Technologies, Ltd. (1)(2)	66,800	1,861,716
McAfee, Inc. (1)(2)	59,400	2,362,932
Rovi Corp. (1)(2)	54,200	1,649,848
Sybase, Inc. (1)(2)	47,300	1,648,405

		9,591,413

Total Information Technology		47,616,555

Description	Shares or Principal Amount	Value
Common Stocks (continued)

Materials — 7.9%

Diversified Chemicals — 0.7%
Solutia, Inc. (1)(2)	101,600	$ 1,242,568

Diversified Metals & Mining — 0.8%
Freeport-McMoRan Copper & Gold, Inc. (1)	25,400	1,599,692

Industrial Gases — 1.1%
Praxair, Inc.	26,900	2,061,078

Precious Metals & Minerals — 2.2%
Hecla Mining Co. (1)(2)	973,300	2,900,434
Silver Wheaton Corp. (1)(2)	134,400	1,392,384

		4,292,818

Specialty Chemicals — 0.8%
Ecolab, Inc.	35,400	1,497,066

Steel — 2.3%
AK Steel Holding Corp. (1)	77,400	1,572,768
Cliffs Natural Resources, Inc. (1)	52,300	1,323,713
Steel Dynamics, Inc. (1)	95,300	1,577,215

		4,473,696

Total Materials		15,166,918

Telecommunication Services — 3.0%

Alternative Carriers — 1.1%
AboveNet, Inc. (2)(5)	23,800	2,180,318

Wireless Telecommunication Services — 1.9%
American Tower Corp., Class A (2)	55,900	1,769,235
Crown Castle International Corp. (1)(2)	68,300	1,834,538

		3,603,773

Total Telecommunication Services		5,784,091

Total Common Stocks (identified cost $163,544,565)		186,946,581

Short-Term Investments — 45.7%

Collateral Pool Investment for Securities on Loan — 41.6%

(See Note 2 of the Financial Statements)		80,058,927

Repurchase Agreement — 4.1%
Agreement with Morgan Stanley & Co., Inc., 0.190%, dated 8/31/2009, to be repurchased at $7,897,049 on 9/1/2009, collateralized by a U.S. Government Agency Obligation with a maturity of 7/20/2011, with a market value of $8,071,303 (at amortized cost)	$7,897,007	7,897,007

Total Short-Term Investments (identified cost $87,955,934)		87,955,934

Total Investments — 142.8% (identified cost $251,500,499)		274,902,515
Other Assets and Liabilities — (42.8)%		(82,356,301)

Total Net Assets — 100.0%		$192,546,214

(See Notes which are an integral part of the Financial Statements)

August 31, 2009

Schedule of Investments

Small-Cap Growth Fund

Description	Shares	Value
Common Stocks — 97.3%

Consumer Discretionary — 16.1%

Advertising — 1.1%
Arbitron, Inc. (1)	147,700	$ 2,705,864

Apparel Retail — 0.7%
Collective Brands, Inc. (2)(5)	103,900	1,645,776

Apparel, Accessories & Luxury Goods — 0.6%
Carter’s, Inc. (2)	59,400	1,494,504

Education Services — 0.6%
K12, Inc. (1)(2)	74,700	1,538,073

Homefurnishing Retail — 2.1%
Aaron’s, Inc.	137,300	3,583,530
Pier 1 Imports, Inc. (1)(2)	604,310	1,528,904

		5,112,434

Housewares & Specialties — 1.7%
Jarden Corp. (1)(2)	167,900	4,088,365

Internet Retail — 0.5%
Shutterfly, Inc. (1)(2)	88,400	1,278,264

Leisure Products — 0.9%
Smith & Wesson Holding Corp. (1)(2)	387,200	2,083,136

Movies & Entertainment — 1.9%
Imax Corp. (1)(2)	499,000	4,690,600

Publishing — 1.5%
Dolan Media Co. (2)	345,700	3,664,420

Specialized Consumer Services — 4.5%
Coinstar, Inc. (1)(2)	258,000	8,516,580
Sotheby’s	152,800	2,423,408

		10,939,988

Total Consumer Discretionary		39,241,424

Consumer Staples — 3.0%

Household Products — 0.7%
Central Garden and Pet Co. (1)(2)	134,400	1,631,616

Packaged Foods & Meats — 2.3%
Imperial Sugar Co.	399,900	5,574,606

Total Consumer Staples		7,206,222

Energy — 3.4%

Oil & Gas-Exploration & Production — 2.4%
Concho Resources, Inc. (2)	36,800	1,199,312
Rex Energy Corp. (1)(2)	783,400	4,669,064

		5,868,376

Oil & Gas-Storage & Transportation — 1.0%
Cheniere Energy, Inc. (1)(2)	840,600	2,311,650

Total Energy		8,180,026

Financials — 9.0%

Asset Management & Custody Banks — 1.9%
Safeguard Scientifics, Inc. (1)(2)	402,600	4,488,990

Mortgage REIT’s — 3.6%
Anworth Mortgage Asset Corp.	420,430	3,149,020
MFA Financial, Inc.	717,100	5,679,432

		8,828,452

Description	Shares	Value
Common Stocks (continued)

Financials (continued)

Multi-Sector Holdings — 1.1%
Pico Holdings, Inc. (1)(2)	84,000	$ 2,782,920

Property & Casualty Insurance — 1.0%
Tower Group, Inc.	104,100	2,497,359

Real Estate Services — 0.8%
E-House China Holdings, Ltd., ADR (1)(2)	104,940	2,001,206

Reinsurance — 0.6%
Enstar Group, Ltd. (2)	22,700	1,404,676

Total Financials		22,003,603

Healthcare — 18.0%

Biotechnology — 1.7%
Alexion Pharmaceuticals, Inc. (1)(2)	58,400	2,636,176
United Therapeutics Corp. (1)(2)	16,500	1,509,915

		4,146,091

Healthcare Distributors — 0.7%
Chindex International, Inc. (1)(2)	127,000	1,719,580

Healthcare Equipment — 4.5%
DexCom, Inc. (1)(2)	223,400	1,744,754
NuVasive, Inc. (1)(2)	76,900	3,081,383
Orthovita, Inc. (1)(2)	221,700	935,574
Palomar Medical Technologies, Inc. (1)(2)	145,400	2,018,152
Synovis Life Technologies, Inc. (2)	82,500	1,297,725
Thoratec Corp. (1)(2)	74,300	1,949,632

		11,027,220

Healthcare Facilities — 2.9%
Emeritus Corp. (2)(5)	62,300	1,123,269
Hanger Orthopedic Group, Inc. (2)	127,500	1,786,275
Health Management Associates, Inc., Class A (2)	279,100	1,928,581
Sun Healthcare Group, Inc. (1)(2)	77,300	636,952
Tenet Healthcare Corp. (1)(2)	344,800	1,606,768

		7,081,845

Healthcare Services — 2.7%
Amedisys, Inc. (1)(2)	29,800	1,327,292
Bio-Reference Laboratories, Inc. (1)(2)	57,700	1,917,948
Genoptix, Inc. (1)(2)	72,600	2,082,894
HMS Holdings Corp. (1)(2)	33,800	1,271,218

		6,599,352

Healthcare Supplies — 2.7%
Haemonetics Corp. (2)	30,200	1,589,728
Inverness Medical Innovations, Inc. (1)(2)	82,700	2,944,120
Neogen Corp. (1)(2)	74,050	2,073,400

		6,607,248

Healthcare Technology — 0.8%
MedAssets, Inc. (1)(2)	70,100	1,565,333
Merge Healthcare, Inc. (2)(5)	83,700	267,840

		1,833,173

Life Sciences Tools & Services — 0.8%
AMAG Pharmaceuticals, Inc. (1)(2)	48,200	1,978,128

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Small-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Healthcare (continued)

Pharmaceuticals — 1.2%
Medicis Pharmaceutical Corp., Class A	65,500	$ 1,209,785
Questcor Pharmaceuticals, Inc. (2)	271,200	1,575,672

		2,785,457

Total Healthcare		43,778,094

Industrials — 10.6%

Aerospace & Defense — 0.8%
DynCorp International, Inc., Class A (2)	117,100	2,011,778

Air Freight & Logistics — 0.5%
Atlas Air Worldwide Holdings, Inc. (1)(2)	47,500	1,184,650

Airlines — 1.3%
Republic Airways Holdings, Inc. (2)	327,500	3,016,275

Construction & Engineering — 1.9%
Aecom Technology Corp. (1)(2)	97,200	2,664,252
Orion Marine Group, Inc. (1)(2)	98,400	2,012,280

		4,676,532

Diversified Support Services — 0.7%
Healthcare Services Group, Inc. (1)	97,300	1,720,264

Environmental & Facilities Services — 0.7%
Tetra Tech, Inc. (1)(2)	55,200	1,630,608

Industrial Machinery — 0.9%
Middleby Corp. (1)(2)	47,000	2,217,930

Office Services & Supplies — 0.8%
Sykes Enterprises, Inc. (1)(2)	96,700	2,029,733

Research & Consulting Services — 0.5%
Acacia Research Corp. (1)(2)	136,800	1,228,464

Security & Alarm Services — 2.5%
GeoEye, Inc. (1)(2)	236,200	5,980,584

Total Industrials		25,696,818

Information Technology — 26.1%

Application Software — 8.3%
AsiaInfo Holdings, Inc. (1)(2)	118,900	2,047,458
Ebix, Inc. (2)	187,700	9,264,872
JDA Software Group, Inc. (2)	60,200	1,164,268
Nuance Communications, Inc. (1)(2)	276,876	3,413,881
Smith Micro Software, Inc. (1)(2)	219,400	2,534,070
Solera Holdings, Inc. (1)(2)	65,100	1,714,734

		20,139,283

Communications Equipment — 1.9%
DG FastChannel, Inc. (2)(5)	60,000	1,040,400
InterDigital, Inc. (2)	58,300	1,221,968
Neutral Tandem, Inc. (1)(2)	94,800	2,370,948

		4,633,316

Computer Storage & Peripherals — 3.7%
Adaptec, Inc. (2)	466,700	1,372,098
Novatel Wireless, Inc. (1)(2)	316,300	3,052,295
Quantum Corp. (2)	3,623,600	4,457,028

		8,881,421

Description	Shares	Value
Common Stocks (continued)

Information Technology (continued)

Consulting & Other Services — 0.5%
Unisys Corp. (1)(2)	498,200	$ 1,215,608

Data Processing & Outsourced Services — 0.8%
CyberSource Corp. (1)(2)	134,300	2,061,505

Internet Software & Services — 4.6%
Ariba, Inc. (1)(2)	170,800	1,957,368
Art Technology Group, Inc. (2)	513,100	2,072,924
Equinix, Inc. (1)(2)	28,100	2,367,706
United Online, Inc. (1)	371,900	2,603,300
ValueClick, Inc. (2)	212,900	2,182,225

		11,183,523

Semiconductor Equipment — 0.6%
Veeco Instruments, Inc. (1)(2)	64,200	1,379,016

Semiconductors — 4.3%
Integrated Device Technology, Inc. (2)	232,000	1,584,560
O2Micro International, Ltd., ADR (2)	338,800	1,748,208
Skyworks Solutions, Inc. (2)	290,400	3,383,160
TriQuint Semiconductor, Inc. (2)	499,700	3,657,804

		10,373,732

Systems Software — 0.8%
Rovi Corp. (1)(2)	62,200	1,893,368

Technology Distributors — 0.6%
Brightpoint, Inc. (2)	209,700	1,539,198

Total Information Technology		63,299,970

Materials — 5.8%

Diversified Chemicals — 0.6%
Solutia, Inc. (2)	126,800	1,550,764

Diversified Metals & Mining — 2.0%
China Direct Industries, Inc. (1)(2)(13)	1,521,300	2,358,015
Taseko Mines, Ltd. (1)(2)	989,400	2,394,348

		4,752,363

Fertilizers & Agricultural Chemicals — 0.5%
China Green Agriculture, Inc. (1)(2)	104,900	1,299,711

Gold — 0.5%
Royal Gold, Inc. (1)	33,500	1,329,280

Precious Metals & Minerals — 2.2%
Hecla Mining Co. (1)(2)	1,179,200	3,514,016
Silver Wheaton Corp. (1)(2)	167,600	1,736,336

		5,250,352

Total Materials		14,182,470

Telecommunication Services — 5.3%

Alternative Carriers — 1.9%
AboveNet, Inc. (1)(2)	49,100	4,498,051

Integrated Telecommunication Services — 2.5%
Atlantic Tele-Network, Inc.	125,400	5,994,120

Wireless Telecommunication Services — 0.9%
SBA Communications Corp. (1)(2)	95,000	2,290,450

Total Telecommunication Services		12,782,621

Total Common Stocks (identified cost $201,718,421)		236,371,248

(See Notes which are an integral part of the Financial Statements)

August 31, 2009

Schedule of Investments

Small-Cap Growth Fund (continued)

Description	Principal Amount	Value

Short-Term Investments — 40.1%

Collateral Pool Investment for Securities on Loan — 36.5%
(See Note 2 of the Financial Statements)		$ 88,689,382

Repurchase Agreement — 3.6%
Agreement with Morgan Stanley & Co., Inc., 0.190%, dated 8/31/2009, to be repurchased at $8,574,650 on 9/1/2009, collateralized by a U.S. Government Agency Obligation with a maturity of 7/20/2011, with a market value of $8,760,988 (at amortized cost)	$8,574,605	8,574,605

Total Short-Term Investments (identified cost $97,263,987)		97,263,987

Total Investments — 137.4% (identified cost $298,982,408)		333,635,235
Other Assets and Liabilities — (37.4)%		(90,862,987)

Total Net Assets — 100.0%		$242,772,248

International Stock Fund

Description	Shares	Value
Common Stocks — 94.9%

Argentina — 0.3%
Telecom Argentina SA, ADR (2)	23,400	$ 347,022

Australia — 2.4%
Aditya Birla Minerals, Ltd. (2)	45,199	40,355
Beach Petroleum, Ltd.	58,100	38,769
BHP Billiton, Ltd. (1)	44,496	1,389,522
BlueScope Steel, Ltd.	7,826	18,746
Downer EDI, Ltd.	15,041	101,862
Flight Centre, Ltd.	10,800	131,355
National Australia Bank, Ltd.	2,716	65,333
Pan Pacific Petroleum NL (2)	40,199	19,230
Rio Tinto, Ltd. (1)	12,390	583,390
Santos, Ltd. (1)	28,171	375,779
Sigma Pharmaceuticals, Ltd.	23,199	23,626
Washington H. Soul Pattinson & Co., Ltd.	433	4,454

		2,792,421

Austria — 0.3%
Erste Group Bank AG	8,219	350,649

Belgium — 0.1%
Barco NV (2)	1,900	92,761

Bermuda — 0.2%
Champion Technology Holdings, Ltd.	1,318,000	46,857
Dickson Concepts International, Ltd.	97,000	47,631
Lancashire Holdings, Ltd.	14,199	106,988

		201,476

Brazil — 0.8%
Redecard SA	39,400	539,354
Vale SA, ADR	20,200	388,042

		927,396

Description	Shares	Value
Common Stocks (continued)

Canada — 0.4%
CGI Group, Inc., Class A (2)	16,935	$ 175,112
Highpine Oil & Gas, Ltd. (2)	2,900	17,801
Linamar Corp.	13,600	157,771
Magna International, Inc., Class A	1,500	67,961
Northgate Minerals Corp. (2)	7,900	17,608

		436,253

China — 0.8%
China Yurun Food Group, Ltd.	269,000	465,378
Industrial & Commercial Bank of China, Ltd., Class H	507,500	346,235
SINA Corp. (2)	5,390	161,700

		973,313

Denmark — 2.9%
A P Moller - Maersk A/S, Class B	139	1,002,956
D/S Norden A/S	403	14,211
FLSmidth & Co. A/S (1)	18,973	1,052,834
Novo Nordisk A/S, Class B (1)	19,509	1,192,240

		3,262,241

Finland — 1.4%
Fortum Oyj (1)	35,401	927,126
HKScan Oyj	804	9,919
Nokia Oyj	44,817	628,022

		1,565,067

France — 9.2%
Alstom SA (1)	21,021	1,482,383
BNP Paribas SA	20,486	1,653,255
Bouygues SA	19,348	963,891
Bull SA (2)	41,094	159,366
CNP Assurances	5,495	549,089
Devoteam SA (5)	600	13,526
Groupe Steria SCA	6,991	192,090
NetGem SA	4,264	20,871
Nexans SA	1,494	109,548
Publicis Groupe	25,430	937,646
Sanofi-Aventis SA	37,391	2,540,068
Sequana (2)	6,568	93,341
Societe Generale	8,732	707,555
Total SA	18,844	1,083,369

		10,505,998

Germany — 8.4%
Allianz SE	12,150	1,405,117
BASF SE	26,163	1,368,180
Bavaria Industriekapital AG	668	9,574
Daimler AG (1)	23,404	1,058,136
Deutsche Bank AG (1)	6,694	456,098
Deutsche Boerse AG	12,659	966,467
Deutsche Lufthansa AG	97,955	1,575,894
E.ON AG	14,160	600,050
Hannover Rueckversicherung AG (1)(2)	5,685	250,585
Infineon Technologies AG (2)	2,512	13,240
MTU Aero Engines Holding AG	1,341	56,695
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe) (1)	6,492	968,454
Rheinmetall AG	751	36,662
SAP AG (1)	16,020	782,653

		9,547,805

Greece — 0.4%
National Bank of Greece SA (2)	15,017	472,870

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

International Stock Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Hong Kong — 4.0%
Bonjour Holdings, Ltd.	71,000	$ 44,572
Chaoda Modern Agriculture Holdings, Ltd.	280,000	167,048
China Mobile, Ltd., ADR	11,700	575,874
CNOOC, Ltd.	442,800	575,477
Esprit Holdings, Ltd.	91,200	553,693
Hutchison Whampoa, Ltd.	185,600	1,305,164
Li & Fung, Ltd.	316,100	1,054,347
Swire Pacific, Ltd., Class A	28,000	291,986
Vedan International Holdings, Ltd.	288,000	25,883

		4,594,044

Hungary — 0.3%
OTP Bank PLC (2)	11,625	301,634

India — 3.2%
Bank of Baroda	56,990	505,085
Bank of India	98,205	680,556
Bharti Airtel, Ltd.	50,800	441,975
Canara Bank	71,129	389,349
Federal Bank, Ltd.	6,859	30,638
Housing Development Finance Corp., Ltd.	20,380	1,030,469
IDBI Bank, Ltd.	6,513	13,819
Punjab National Bank, Ltd.	36,147	506,183
State Bank of India	1,543	55,149

		3,653,223

Indonesia — 0.1%
Gudang Garam Tbk PT	78,000	110,573

Ireland — 0.8%
CRH PLC	38,800	971,101

Italy — 2.3%
Enel SpA (1)	199,289	1,174,019
Intesa Sanpaolo SpA (1)(2)	102,048	442,776
Italmobiliare SpA (2)	732	33,600
Permasteelisa SpA (2)	1,775	34,306
UniCredit SpA (2)	266,718	971,165

		2,655,866

Japan — 20.8%
Able, Inc.	1,100	10,635
Aeon Fantasy Co., Ltd.	1,500	18,864
Alfresa Holdings Corp.	700	31,654
Aoyama Trading Co., Ltd.	3,000	55,665
Arakawa Chemical Industries, Ltd.	2,700	33,161
Artnature, Inc.	8,100	73,540
Asahi Industries Co., Ltd.	15	34,565
Bando Chemical Industries, Ltd.	17,000	54,957
Can Do Co., Ltd.	24	24,819
Canon Marketing Japan, Inc.	7,000	117,626
Canon, Inc.	10,220	389,503
Certo Corp.	800	13,539
Chimney Co., Ltd.	800	14,119
Chuetsu Pulp & Paper Co., Ltd.	11,000	26,850
Cleanup Corp.	2,500	17,566
Credit Saison Co., Ltd. (1)	29,515	395,362
Crescendo Investment Corp., REIT	36	59,915
Daihatsu Diesel Manufacturing Co., Ltd.	5,000	28,757
Daiichi Jitsugyo Co., Ltd.	7,000	22,785
Daikoku Denki Co., Ltd.	1,100	19,922
Dainichi Co., Ltd.	1,800	13,111

Description	Shares	Value
Common Stocks (continued)

Japan (continued)
Daito Trust Construction Co., Ltd. (1)	13,800	$ 655,103
Daiwa Securities Group, Inc.	75,000	465,104
DTS Corp.	1,200	10,964
East Japan Railway Co.	6,700	437,279
Faith, Inc.	563	78,620
FamilyMart Co., Ltd. (1)	10,940	338,536
Fanuc, Ltd. (1)	4,625	375,353
Fuji Media Holdings, Inc.	303	474,428
FUJI SOFT, Inc.	4,100	77,362
Fujitsu, Ltd.	40,900	275,578
H.I.S. Co., Ltd.	2,700	57,363
Higashi-Nippon Bank, Ltd.	7,000	16,222
Hitachi Cable, Ltd.	41,000	136,120
Hitachi Information Systems, Ltd.	7,000	216,123
Hitachi, Ltd.	142,000	497,300
Honda Motor Co., Ltd.	20,766	651,497
Hoshizaki Electric Co., Ltd.	2,700	35,756
Inabata & Co., Ltd.	4,100	19,484
Ines Corp.	1,200	10,611
Information Services International-Dentsu, Ltd.	4,400	27,293
INPEX Corp.	46	373,149
ITC Networks Corp.	7	14,525
Itoki Corp.	4,800	12,892
Japan Tobacco, Inc.	340	985,150
JFE Shoji Holdings, Inc.	6,000	24,258
Joban Kosan Co., Ltd.	9,000	14,777
Jupiter Telecommunications Co., Ltd.	830	722,446
Kamei Corp.	3,000	18,192
Kanto Auto Works, Ltd.	3,400	34,712
Kawasumi Laboratories, Inc.	7,000	51,251
Komatsu Wall Industry Co., Ltd.	1,100	14,585
Konishi Co., Ltd.	1,600	14,226
Kyodo Printing Co., Ltd.	5,000	17,385
Leopalace21 Corp. (1)	39,900	359,209
Maezawa Kasei Industries Co., Ltd.	2,400	26,618
Marubeni Corp.	49,000	242,097
Mediceo Paltac Holdings Co., Ltd.	3,400	48,563
Mie Bank, Ltd.	9,000	32,303
Mimasu Semiconductor Industry Co., Ltd.	5,500	75,530
Mitsubishi Corp.	21,126	421,427
Mitsubishi Electric Corp.	58,000	428,773
Mitsubishi Steel Manufacturing Co., Ltd.	18,000	41,521
Mitsubishi UFJ Financial Group, Inc.	136,053	863,111
Mitsui & Co., Ltd.	61,400	793,435
Mitsui Home Co., Ltd.	4,000	25,869
Nafco Co., Ltd.	1,200	24,016
NEC Corp. (2)	73,000	261,899
NEC Fielding, Ltd.	3,200	49,897
NEC Networks & System Integration Corp.	5,700	78,170
NIC Corp.	2,900	15,843
Nihon Unisys, Ltd.	13,300	113,305
Nikon Corp.	19,379	332,962
Nintendo Co., Ltd.	3,772	1,017,264
Nippo Corp.	20,000	172,792
Nippon Express Co., Ltd.	33,000	146,886
Nippon Oil Corp.	93,000	528,891
Nippon Seiki Co., Ltd.	3,000	34,987

(See Notes which are an integral part of the Financial Statements)

August 31, 2009

Schedule of Investments

International Stock Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Japan (continued)
Nippon Telegraph & Telephone Corp.	47,200	$ 2,099,200
NIS Group Co., Ltd. (1)(2)	45,200	20,427
Nishimatsu Construction Co., Ltd.	24,000	42,535
Nissan Motor Co., Ltd.	49,100	342,469
Nitori Co., Ltd.	9,153	707,707
Prima Meat Packers, Ltd. (1)	47,000	56,039
Prospect Reit Investment Corp., REIT	11	13,305
Riso Kagaku Corp.	1,600	21,234
Rock Field Co., Ltd.	1,000	12,970
Ryoden Trading Co., Ltd.	4,000	25,725
Ryoshoku, Ltd. (5)	1,500	35,188
Ryoyo Electro Corp.	1,900	16,608
S Foods, Inc.	1,500	13,973
San-In Godo Bank, Ltd.	26,000	240,175
Sanki Engineering Co., Ltd.	3,000	24,983
Sanoyas Hishino Meisho Corp.	4,200	14,611
Sapporo Hokuyo Holdings, Inc. (2)	12,200	44,146
Seino Holdings Co., Ltd.	42,000	371,867
Shidax Corp.	10,700	46,181
Shinsei Bank, Ltd. (1)(2)	255,000	432,461
Sinanen Co., Ltd.	3,000	15,453
Soft99 Corp.	3,400	22,011
Sojitz Corp.	41,100	87,167
Sony Corp.	30,700	821,060
Sony Financial Holdings, Inc.	34	103,217
Starts Proceed Investment Corp., REIT	13	14,570
Sumikin Bussan Corp.	5,000	11,445
Sumitomo Mitsui Financial Group, Inc.	21,600	925,833
Sumitomo Trust & Banking Co., Ltd.	99,000	600,689
T&K Toka Co., Ltd. (5)	1,700	22,701
Taikisha, Ltd.	2,828	38,190
Takeuchi Manufacturing Co., Ltd.	3,000	32,347
Teikoku Tsushin Kogyo Co., Ltd.	7,000	19,206
Toa Oil Co., Ltd.	23,000	31,058
Tokyo Tekko Co., Ltd.	4,000	13,384
Tomoe Engineering Co., Ltd.	2,000	28,337
Topy Industries, Ltd.	39,000	97,420
Torii Pharmaceutical Co., Ltd.	4,700	85,501
Tosei Corp.	82	29,416
Toshiba TEC Corp.	82,000	351,132
Totetsu Kogyo Co., Ltd.	4,000	27,759
Toyota Motor Corp.	18,723	798,428
Tsurumi Manufacturing Co., Ltd.	2,000	14,676
Tsutsumi Jewelry Co., Ltd.	2,100	46,164
Unipres Corp.	14,700	197,615
Watabe Wedding Corp.	2,600	39,814
Yurtec Corp.	2,000	13,005
Zuken, Inc.	1,800	15,071

		23,830,400

Mexico — 0.4%
America Movil SAB de C.V. (5)	207,000	465,951

Netherlands — 4.7%
Draka Holding NV (1)(2)	1,232	22,140
European Aeronautic Defence and Space Co. NV	41,142	855,197

Description	Shares	Value
Common Stocks (continued)

Netherlands (continued)
Koninklijke KPN NV	59,322	$ 912,317
OCE NV	2,817	16,573
Royal Dutch Shell PLC, Class A	128,492	3,565,308

		5,371,535

New Zealand — 0.5%
Telecom Corp. of New Zealand, Ltd. (1)	288,425	541,400

Norway — 2.1%
Atea ASA	15,000	77,405
Norske Skogindustrier ASA (1)(2)	81,037	148,075
StatoilHydro ASA	48,441	1,059,884
Telenor ASA (2)	59,647	562,831
Yara International ASA	21,865	593,803

		2,441,998

Poland — 0.3%
KGHM Polska Miedz SA	11,274	338,860

Portugal — 0.8%
Jeronimo Martins, SGPS, SA	118,883	928,597

Russia — 0.4%
Gazprom OAO, ADR	23,900	497,186

Singapore — 2.2%
Boustead Singapore, Ltd.	29,000	14,883
DBS Group Holdings, Ltd.	158,400	1,387,805
Jardine Cycle & Carriage, Ltd.	33,000	530,862
Macquarie International Infrastructure Fund, Ltd.	283,000	65,754
Oversea-Chinese Banking Corp., Ltd.	89,000	477,586

		2,476,890

South Korea — 2.6%
Daegu Bank	9,410	109,538
GwangjuShinsegae Co., Ltd.	200	18,811
KT&G Corp.	5,267	283,788
LG Corp.	496	30,205
LG Display Co., Ltd.	45,790	1,352,489
Nong Shim Holdings Co., Ltd.	358	18,611
Samsung Electronics Co., Ltd.	1,950	1,200,432

		3,013,874

Spain — 2.1%
Banco Bilbao Vizcaya Argentaria SA	132,357	2,361,014

Sweden — 3.1%
Electrolux AB (1)(2)	112,086	2,332,743
Volvo AB, B Shares (1)	140,078	1,230,187

		3,562,930

Switzerland — 2.0%
Coltene Holding AG	418	20,005
Givaudan SA (2)	1,198	862,236
SGS SA (5)	278	344,397
Zurich Financial Services AG (1)	4,565	1,006,399

		2,233,037

Taiwan — 1.5%
AU Optronics Corp.	181,280	180,023
Compal Electronics, Inc.	69,902	70,276
Fubon Financial Holding Co., Ltd. (2)	317,000	295,163
Gigabyte Technology Co., Ltd.	304,000	237,079
Inventec Co., Ltd.	189,200	104,333

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

International Stock Fund (continued)

Description	Shares or Principal Amount	Value
Common Stocks (continued)

Taiwan (continued)
Taiwan Business Bank (2)	13,000	$ 3,032
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	75,042	802,949

		1,692,855

Turkey — 0.6%
Turkiye Vakiflar Bankasi Tao, Class D (2)	304,200	675,869

United Kingdom — 12.5%
AstraZeneca PLC	37,891	1,745,921
BHP Billiton PLC	36,047	945,860
BP PLC	315,258	2,713,522
British American Tobacco PLC	16,926	514,657
Cape PLC (2)	105,648	324,768
Carnival PLC	6,823	208,451
Centrica PLC	243,173	993,787
Computacenter PLC	11,776	50,952
Dairy Crest Group PLC	21,196	105,308
Delta PLC	82,862	215,525
Diageo PLC	32,920	511,210
Dimension Data Holdings PLC	148,199	142,905
Fiberweb PLC	15,460	16,850
Imperial Tobacco Group PLC	38,486	1,079,652
Inmarsat PLC	57,458	486,220
Interserve PLC (5)	18,400	71,399
Investec PLC (1)	24,783	176,897
Logica PLC (5)	62,427	116,422
Man Group PLC	226,730	982,310
National Grid PLC	86,504	833,853
Regus PLC	39,021	65,263
Robert Wiseman Dairies PLC	2,800	18,817
Royal Dutch Shell PLC, A Shares	35,151	973,164
Standard Chartered PLC	42,981	975,562
Tullett Prebon PLC	8,717	57,098

		14,326,373

Total Common Stocks (identified cost $94,445,848)		108,520,482

Depository Notes — 0.2%

Diversified Financial Services — 0.2%
JP Morgan International Derivatives, Ltd., (Series BSKt), 0.000%, 5/4/2012	$ 352,500	177,589

Total Depository Notes (identified cost $139,463)		177,589

Description	Shares or Principal Amount	Value

Preferred Stocks — 0.8%

Germany — 0.8%
Fresenius SE	15,818	$ 893,668
Jungheinrich AG	965	18,250

Total Preferred Stocks (identified cost $1,229,476)		911,918

Short-Term Investments — 18.2%

Collateral Pool Investment for Securities on Loan — 15.8%
(See Note 2 of the Financial Statements)		18,126,700

Repurchase Agreement — 2.4%
Agreement with Fixed Income Clearing Corp., 0.070%, dated 8/31/2009, to be repurchased at $2,735,597 on 9/1/2009, collateralized by a U.S. Government Agency Obligation with a maturity of 1/17/2017, with a market value of $2,793,875 (at amortized cost)	$2,735,592	2,735,592

Total Short-Term Investments (identified cost $20,862,292)		20,862,292

Total Investments — 114.1% (identified cost $116,677,079)		130,472,281
Other Assets and Liabilities — (14.1)%		(16,171,644)

Total Net Assets — 100.0%		$114,300,637

(See Notes which are an integral part of the Financial Statements)

August 31, 2009

Schedule of Investments

International Stock Fund (continued)

Industry Division

Industry	Value	% of Total Net Assets
Advertising	$937,646	0.8%
Aerospace/Defense	911,891	0.8
Agriculture	3,140,867	2.7
Airlines	1,575,894	1.4
Apparel	16,850	0.0
Auto Manufacturers	4,115,429	3.6
Auto Parts & Equipment	458,335	0.4
Banks	17,093,696	15.0
Beverages	511,210	0.4
Building Materials	1,056,831	0.9
Chemicals	2,916,319	2.6
Commercial Services	1,032,760	0.9
Computers	1,661,983	1.5
Cosmetics/Personal Care	73,540	0.1
Distribution/Wholesale	3,413,314	3.0
Diversified Financial Services	3,946,341	3.5
Electric	3,535,048	3.1
Electrical Components & Equipment	1,545,012	1.4
Electronics	1,906,378	1.7
Engineering & Construction	1,497,495	1.3
Entertainment	33,641	0.0
Food	1,636,883	1.4
Food Service	46,181	0.0
Forest Products & Paper	174,924	0.2
Gas	993,787	0.9
Healthcare-Products	71,256	0.1
Holding Companies-Diversified	1,758,644	1.5
Home Builders	25,869	0.0
Home Furnishings	3,202,670	2.8
Insurance	4,389,850	3.8
Internet	317,725	0.3
Investment Companies	1,057,638	0.9
Iron/Steel	386,595	0.3
Leisure Time	417,091	0.4
Machinery-Construction & Mining	32,347	0.0
Machinery-Diversified	3,019,002	2.6
Media	1,196,874	1.0
Metal Fabricate/Hardware	49,403	0.0
Mining	3,703,635	3.2
Miscellaneous Manufacturing	387,919	0.3
Office Furnishings	27,477	0.0
Office/Business Equipment	427,310	0.4
Oil & Gas	11,852,589	10.4
Pharmaceuticals	5,667,574	5.0
Real Estate	1,119,626	1.0
Real Estate Investment Trusts	87,790	0.1
Retail	1,875,732	1.6
Semiconductors	2,092,151	1.8
Shipbuilding	14,611	0.0
Software	973,320	0.9
Telecommunications	7,143,065	6.3
Toys/Games/Hobbies	1,017,264	0.9
Transportation	1,973,200	1.7

Total Common Stocks	108,520,482	94.9
Depository Notes	177,589	0.2
Preferred Stocks	911,918	0.8
Collateral Pool Investment for Securities on Loan	18,126,700	15.8
Repurchase Agreement	2,735,592	2.4

Total Investments	130,472,281	114.1
Other Assets and Liabilities	(16,171,644)	(14.1)

Total Net Assets	$114,300,637	100.0%

Emerging Markets Equity Fund

Description	Shares	Value
Common Stocks — 94.4%

Bermuda — 0.6%
GOME Electrical Appliances Holdings, Ltd. (2)	1,107,800	$ 295,655

Brazil — 12.0%
Banco Bradesco SA, ADR	31,600	512,236
BM&FBOVESPA SA	38,710	238,664
Cia de Concessoes Rodoviarias	24,602	405,312
EDP—Energias do Brasil SA	25,531	383,365
Gafisa SA, ADR	7,900	231,549
Global Village Telecom Holding SA (2)	14,487	258,271
Itau Unibanco Holding SA, ADR	46,325	775,944
MRV Engenharia e Participacoes SA	29,405	532,651
NET Servicos de Comunicacao SA (2)	27,385	288,133
Petroleo Brasileiro SA, ADR	25,100	994,964
Vale SA, ADR	45,400	872,134

		5,493,223

Chile — 1.9%
Banco Santander—Chile, ADR	8,500	434,945
Lan Airlines SA, ADR	36,100	427,785

		862,730

China — 12.7%
China Communications Construction Co., Ltd., Class H	199,000	228,083
China Construction Bank Corp., Class H	682,600	514,108
China High Speed Transmission Equipment Group Co., Ltd.	165,600	357,920
China Shenhua Energy Co., Ltd., Class H	134,300	545,506
China Yurun Food Group, Ltd.	162,200	280,611
Harbin Power Equipment Co., Ltd., Class H	279,700	279,178
Industrial & Commercial Bank of China, Ltd., Class H	1,490,300	1,016,737
New World Department Store China, Ltd.	297,700	229,426
Parkson Retail Group, Ltd.	154,600	228,491
PetroChina Co., Ltd., ADR	4,100	449,975
Renhe Commercial Holdings Co., Ltd.	2,332,000	502,352
SINA Corp. (2)	24,900	747,000
Want Want China Holdings, Ltd.	845,500	448,835

		5,828,222

Colombia — 1.1%
BanColombia SA, ADR	14,700	522,438

Czech Republic — 3.0%
CEZ	11,154	582,922
Komercni Banka AS	4,228	807,329

		1,390,251

Egypt — 1.7%
Commercial International Bank	48,800	478,050
Orascom Construction Industries	7,700	323,828

		801,878

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Emerging Markets Equity Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Hong Kong — 4.7%
China Mobile, Ltd., ADR	13,400	$ 659,548
China Overseas Land & Investment, Ltd.	224,600	453,698
CNOOC, Ltd., ADR	7,900	1,032,135

		2,145,381

India — 7.2%
Bharti Airtel, Ltd.	124,900	1,086,666
Housing Development Finance Corp., Ltd.	9,098	460,020
Infosys Technologies, Ltd., ADR	13,000	561,990
Power Finance Corp., Ltd.	12,500	61,415
State Bank of India, GDR	8,300	613,983
Sterlite Industries India, Ltd. (2)	36,100	497,827

		3,281,901

Indonesia — 0.7%
Bank Mandiri Persero Tbk PT	779,054	319,311

Israel — 3.8%
Elbit Systems, Ltd.	5,800	376,723
Israel Chemicals, Ltd.	55,400	619,277
Teva Pharmaceutical Industries, Ltd., ADR	14,300	736,450

		1,732,450

Mexico — 6.5%
America Movil SAB de CV, ADR	19,800	893,970
Corp. GEO SAB de CV (2)	271,468	641,355
Desarrolladora Homex SAB de CV, ADR (2)	8,500	302,090
Grupo Financiero Banorte SAB de CV, Class O	81,930	241,663
Grupo Mexico SAB de CV (2)	276,964	398,203
Wal-Mart de Mexico SAB de CV	135,969	480,678

		2,957,959

Poland — 0.6%
Powszechna Kasa Oszczednosci Bank Polski SA (2)	20,940	259,485

Portugal — 0.5%
Jeronimo Martins, SGPS, SA	30,900	241,360

Russia — 6.1%
Gazprom OAO, ADR	48,800	1,015,176
LUKOIL, ADR	8,100	402,077
Mobile Telesystems OJSC, ADR	12,500	542,250
NovaTek OAO, GDR	13,900	541,747
TMK OAO, GDR	25,500	288,926

		2,790,176

South Africa — 6.2%
ABSA Group, Ltd.	38,700	631,228
Aspen Pharmacare Holdings, Ltd. (2)	49,800	374,762
Massmart Holdings, Ltd.	34,600	345,129
MTN Group, Ltd.	24,700	404,737
Naspers, Ltd., N Shares	33,700	1,103,707

		2,859,563

South Korea — 10.3%
KB Financial Group, Inc., ADR (2)	8,543	348,298
KT&G Corp.	4,807	259,003
MegaStudy Co., Ltd.	2,167	432,085

Description	Shares or Principal Amount	Value
Common Stocks (continued)

South Korea (continued)
NHN Corp. (2)	4,809	$ 654,234
S1 Corp.	6,160	248,531
Samsung Electronics Co., Ltd., GDR (6)(7)	3,600	1,097,407
Shinhan Financial Group Co., Ltd., ADR	4,450	290,674
Shinsegae Co., Ltd.	1,898	787,027
Woongjin Coway Co., Ltd.	21,359	589,103

		4,706,362

Taiwan — 7.3%
Acer, Inc.	357,049	811,235
Delta Electronics, Inc.	92,294	246,176
HON HAI Precision Industry Co., Ltd.	98,295	328,609
HTC Corp.	19,745	197,928
MediaTek, Inc.	57,202	828,354
Synnex Technology International Corp.	156,070	271,634
Taiwan Semiconductor Manufacturing Co., Ltd.	73,000	130,877
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	51,123	547,016

		3,361,829

Thailand — 2.7%
Bangkok Bank PCL	101,900	333,538
Banpu PCL	45,700	540,132
Kasikornbank PCL	152,800	341,692

		1,215,362

Turkey — 2.7%
Akbank TAS	80,000	460,430
Anadolu Efes Biracilik Ve Malt Sanayii AS	19,900	218,001
Turkiye Garanti Bankasi AS (2)	148,400	551,330

		1,229,761

United Kingdom — 2.1%
BHP Billiton PLC	26,630	680,536
SABMiller PLC	11,700	267,081

		947,617

Total Common Stocks (identified cost $33,004,674)		43,242,914

Short-Term Investments — 7.6%

Repurchase Agreement — 7.6%
Agreement with State Street Bank & Trust Co., 0.070%, dated 8/31/2009, to be repurchased at $3,508,387 on 9/1/2009, collateralized by a U.S. Government Agency Obligation with a maturity of 2/18/2010, with a market value of $3,581,057 (at amortized cost)	$ 3,508,380	3,508,380

Total Short-Term Investments (identified cost $3,508,380)		3,508,380

Total Investments — 102.0% (identified cost $36,513,054)		46,751,294
Other Assets and Liabilities — (2.0)%		(927,634)

Total Net Assets — 100.0%		$45,823,660

(See Notes which are an integral part of the Financial Statements)

August 31, 2009

Schedule of Investments

Emerging Markets Equity Fund (continued)

Industry Division

Industry	Value	% of Total Net Assets
Aerospace/Defense	$376,724	0.8%
Agriculture	259,003	0.6
Airlines	427,785	0.9
Banks	8,814,446	19.2
Beverages	485,083	1.1
Chemicals	619,277	1.4
Coal	1,085,638	2.4
Commercial Services	1,085,928	2.4
Computers	1,571,153	3.4
Diversified Financial Services	1,399,071	3.1
Electric	966,287	2.1
Electrical Components & Equipment	883,274	1.9
Electronics	600,243	1.3
Engineering & Construction	551,911	1.2
Environmental Control	589,102	1.3
Food	970,806	2.1
Healthcare-Products	374,762	0.8
Home Builders	1,707,645	3.7
Internet	1,401,234	3.1
Media	1,391,840	3.0
Metal Fabricate/Hardware	288,926	0.6
Mining	2,448,700	5.3
Oil & Gas	4,436,074	9.7
Pharmaceuticals	736,450	1.6
Real Estate	956,049	2.1
Retail	2,366,406	5.2
Semiconductors	2,603,655	5.7
Telecommunications	3,845,442	8.4

Total Common Stocks	43,242,914	94.4
Repurchase Agreement	3,508,380	7.6

Total Investments	46,751,294	102.0
Other Assets and Liabilities	(927,634)	(2.0)

Total Net Assets	$45,823,660	100.0%

Short-Term Income Fund

Description	Principal Amount	Value
Asset-Backed Securities — 16.3%

Automobiles — 12.1%
Capital One Auto Finance Trust, Class A3A, (Series 2007-A), 5.250%, 8/15/2011	$ 348,855	$ 349,659
DaimlerChrysler Auto Trust, Class A3A, (Series 2007-A), 5.000%, 2/8/2012	1,600,000	1,640,874
DaimlerChrysler Auto Trust, Class A4, (Series 2006-C), 4.980%, 11/8/2011	1,683,625	1,719,604
Fifth Third Auto Trust, Class A4A, (Series 2008-1), 4.810%, 1/15/2013	1,500,000	1,509,417
Ford Credit Auto Owner Trust, Class A2A, (Series 2009-A), 3.240%, 8/15/2011	1,000,000	1,012,299
Nissan Auto Receivables Owner Trust, Class A3, (Series 2009-A), 3.200%, 2/15/2013	1,000,000	1,017,210

Description	Principal Amount	Value
Asset-Backed Securities (continued)

Automobiles (continued)
Triad Auto Receivables Owner Trust, Class A2A, (Series 2007-B), 5.300%, 10/12/2011	$ 313,089	$ 313,922
USAA Auto Owner Trust, Class A3, (Series 2009-1), 3.020%, 6/15/2013	1,400,000	1,425,512
USAA Auto Owner Trust, Class A4, (Series 2006-4), 4.980%, 10/15/2012	1,650,000	1,707,786
World Omni Auto Receivables Trust, Class A3, (Series 2007-A), 5.230%, 2/15/2011	76,326	76,455
World Omni Auto Receivables Trust, Class A3, (Series 2009-A), 3.330%, 5/15/2013	1,000,000	1,020,898

		11,793,636

Credit Cards — 3.5%
Chase Issuance Trust, Class A, (Series 2007-A15), 4.960%, 9/17/2012	1,500,000	1,561,731
GE Capital Credit Card Master Note Trust, Class A, (Series 2006-1), 5.080%, 9/15/2012	1,850,000	1,845,823

		3,407,554

Home Equity — 0.0%
Green Tree Home Improvement Loan Trust, Class HEB1, (Series 1998-B), 7.810%, 11/15/2029	38,726	38,826

Other Financial — 0.7%
Countrywide Asset-Backed Certificates, Class A1, (Series 2007-QH2), 0.506%, 4/25/2037 (4)(6)(7)	957,672	642,490

Total Asset-Backed Securities (identified cost $15,916,078)		15,882,506

Collateralized Mortgage Obligations — 14.7%

Federal Home Loan Mortgage Corporation — 2.3%
5.250%, 1/15/2034, (Series 3014)	366,177	375,320
5.900%, 11/15/2035, (Series 3061)	634,806	648,437
6.000%, 3/15/2027, (Series 3207)	1,190,666	1,209,061

		2,232,818

Government National Mortgage Association — 3.3%
2.866%, 2/16/2020, (Series 2003-48)	341,082	345,494
3.206%, 4/16/2018, (Series 2003-72)	494,940	500,298
3.590%, 11/16/2017, (Series 2004-78)	283,600	285,720
4.408%, 1/16/2025, (Series 2004-103)	1,000,000	1,035,843
4.419%, 5/16/2034, (Series 2007-46)	1,000,000	1,043,604

		3,210,959

Private Sponsor — 9.1%
Banc of America Funding Corp., Class 1A12, (Series 2006-6), 5.750%, 8/25/2036	1,137,283	1,077,768
Banc of America Funding Corp., Class 1A3, (Series 2007-C), 5.757%, 5/20/2036	1,262,698	1,046,403

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Short-Term Income Fund (continued)

Description	Principal Amount	Value
Collateralized Mortgage Obligations (continued)

Private Sponsor (continued)
Countrywide Alternative Loan Trust, Class 1A2, (Series 2004-J9), 4.586%, 10/25/2034	$ 446,933	$ 408,708
Countrywide Home Loan Mortgage Pass-Through Trust, Class 2A2A, (Series 2006-HYB1), 5.484%, 3/20/2036 (4)	511,667	490,976
GMAC Mortgage Corporation Loan Trust, Class 2A2, (Series 2006-AR2), 5.718%, 5/19/2036 (4)	962,144	272,636
GSR Mortgage Loan Trust, Class 2A4, (Series 2005-AR5), 5.171%, 10/25/2035 (4)	839,896	663,173
JP Morgan Alternative Loan Trust, Class 2A4, (Series 2006-A5), 5.850%, 10/25/2036 (4)	2,000,000	989,992
JP Morgan Mortgage Trust, Class 2A2, (Series 2005-S3), 5.500%, 1/25/2021	726,159	692,494
JP Morgan Mortgage Trust, Class 3A1, (Series 2007-A2), 5.827%, 4/25/2037 (4)	839,621	714,895
PHH Alternative Mortgage Trust, Class 1A1, (Series 2007-2), 0.376%, 5/25/2037 (4)	551,880	498,610
Residential Funding Mortgage Securities, Class 2A2, (Series 2006-SA3), 5.950%, 9/25/2036 (4)	814,472	668,014
Wells Fargo Mortgage Backed Securities Trust, Class 2A4, (Series 2006-AR7), 5.612%, 5/25/2036 (4)	918,116	746,705
Wells Fargo Mortgage Backed Securities Trust, Class 2A4, (Series 2006-AR8), 5.240%, 4/25/2036 (4)	662,971	543,507

		8,813,881

Total Collateralized Mortgage Obligations (identified cost $16,825,106)		14,257,658

Commercial Mortgage Securities — 10.4%

Private Sponsor — 10.4%
Banc of America Commercial Mortgage, Inc., Class A1, (Series 2007-5), 5.175%, 2/10/2051	1,124,535	1,134,954
Commercial Mortgage Pass-Through Certificates, Class A2A, (Series 2006-C8), 5.219%, 12/10/2046	1,250,000	1,246,599
Commercial Mortgage Pass-Through Certificates, Class A3, (Series 2004-LB3A), 5.090%, 7/10/2037	1,250,000	1,221,760
GS Mortgage Securities Corp. II, Class A3, (Series 2007-EOP), 0.456%, 3/6/2020 (4)(6)(7)	1,400,000	1,215,847

Description	Principal Amount	Value
Commercial Mortgage Securities (continued)

Private Sponsor (continued)
JP Morgan Chase Commercial Mortgage Securities Corp., Class A1, (Series 2004-C1), 3.053%, 1/15/2038	$ 130,133	$ 130,060
JP Morgan Chase Commercial Mortgage Securities Corp., Class A1, (Series 2006-CB16), 5.338%, 5/12/2045	781,736	795,179
JP Morgan Chase Commercial Mortgage Securities Corp., Class A1, (Series 2007-LD12), 5.738%, 2/15/2051	1,092,860	1,115,689
LB-UBS Commercial Mortgage Trust, Class A1, (Series 2006-C6), 5.230%, 9/15/2039	1,012,850	1,030,602
Lehman Brothers Commercial Mortgage Trust, Class A1, (Series 2007-LLFA), 0.573%, 6/15/2022 (4)(6)(7)	1,565,773	1,170,841
Morgan Stanley Capital, Class A1, (Series 2007-IQ16), 5.320%, 12/12/2049	1,058,388	1,077,564

Total Commercial Mortgage Securities (identified cost $10,456,590)		10,139,095

Corporate Bonds & Notes — 20.5%

Banks — 6.3%
Bank of America Corp., 4.500%, 8/1/2010	1,500,000	1,537,301
GMAC LLC, 7.500%, 12/31/2013 (6)(7)	528,000	439,560
JP Morgan Chase & Co., 4.600%, 1/17/2011	1,500,000	1,553,103
Morgan Stanley, 5.050%, 1/21/2011	1,500,000	1,549,702
Regions Bank, Birmingham, AL, 3.250%, 12/9/2011 (1)	1,000,000	1,040,905

		6,120,571

Computers — 1.1%
Hewlett-Packard Co., 2.950%, 8/15/2012	1,000,000	1,024,349

Diversified Financial Services — 2.5%
Invesco, Ltd., 4.500%, 12/15/2009	825,000	828,710
Lehman Brothers Holdings, Inc., 5.000%, 1/14/2011 (2)(12)	1,100,000	198,000
Merrill Lynch & Co., Inc., 6.050%, 8/15/2012	1,350,000	1,407,676

		2,434,386

Healthcare-Products — 1.1%
Medtronic, Inc., 1.500%, 4/15/2011	1,050,000	1,048,687

Healthcare-Services — 1.1%
Roche Holdings, Inc., 4.500%, 3/1/2012 (6)(7)	1,050,000	1,113,434

Insurance — 4.3%
Berkshire Hathaway Finance Corp., 4.000%, 4/15/2012 (6)(7)	1,500,000	1,563,948
HSB Capital I, 1.419%, 7/15/2027 (4)	2,430,000	1,871,586

(See Notes which are an integral part of the Financial Statements)

August 31, 2009

Schedule of Investments

Short-Term Income Fund (continued)

Description	Shares or Principal Amount	Value
Corporate Bonds & Notes (continued)

Insurance (continued)
Swiss Re Insurance Solutions Holding Corp., 7.500%, 6/15/2010	$ 750,000	$ 766,494

		4,202,028

Media — 1.1%
Time Warner Cable, Inc., 6.200%, 7/1/2013	1,000,000	1,081,539

Pharmaceuticals — 0.9%
Pfizer, Inc., 4.450%, 3/15/2012	800,000	847,907

Real Estate — 1.0%
Duke Realty LP, 7.750%, 11/15/2009	935,000	937,304

Telecommunications — 1.1%
Verizon Wireless Capital LLC, 5.250%, 2/1/2012 (6)(7)	1,000,000	1,069,978

Total Corporate Bonds & Notes (identified cost $20,613,031)		19,880,183

Mutual Funds — 7.7%
Eaton Vance Institutional Senior Loan Fund	518,134	4,317,135
Fidelity Floating Rate High Income Fund	343,890	3,170,670

Total Mutual Funds (identified cost $7,969,822)		7,487,805

U.S. Government & U.S. Government Agency Obligations — 2.3%

Federal Home Loan Mortgage Corporation — 2.3%
5.500%, 8/20/2012 (1)	$ 2,000,000	2,215,782

Total U.S. Government & U.S. Government Agency Obligations (identified cost $2,031,066)		2,215,782

U.S. Government Agency-Mortgage Securities — 1.3%

Federal National Mortgage Association — 0.4%
7.000%, 12/1/2015	82,862	89,082
7.500%, 9/1/2015	125,520	136,463
9.500%, 12/1/2024	51,211	56,430
9.500%, 1/1/2025	19,848	21,871
9.500%, 1/1/2025	28,086	31,279
10.000%, 7/1/2020	35,697	40,030
11.000%, 12/1/2015	13,577	13,969

		389,124

Government National Mortgage Association — 0.9%
7.500%, 8/15/2037 (1)	790,123	854,853
9.000%, 12/15/2019	41,091	45,862

		900,715

Total U.S. Government Agency-Mortgage Securities
(identified cost $1,230,460)		1,289,839

Short-Term Investments — 33.2%

Collateral Pool Investment for Securities on Loan — 4.3%
(See Note 2 of the Financial Statements)		4,152,256

Description	Principal Amount	Value

Short-Term Investments (continued)

Federal Home Loan Bank — 0.4%
0.470%, 10/13/2009 (3)(11)	$ 400,000	$ 399,965

Repurchase Agreement — 28.5%
Agreement with Morgan Stanley & Co., Inc., 0.190%, dated 8/31/2009, to be repurchased at $27,751,219 on 9/1/2009, collateralized by U.S. Government Agency Obligations with various maturities to 5/6/2013, with a market value of $28,532,550 (at amortized cost)	27,751,072	27,751,072

Total Short-Term Investments (identified cost $32,303,109)		32,303,293

Total Investments — 106.4% (identified cost $107,345,262)		103,456,161
Other Assets and Liabilities — (6.4)%		(6,190,286)

Total Net Assets — 100.0%		$97,265,875

Short-Intermediate Bond Fund

Description	Principal Amount	Value
Asset-Backed Securities — 0.0%

Home Equity — 0.0%
Green Tree Home Improvement Loan Trust, Class HEB1, (Series 1998-B), 7.810%, 11/15/2029	$ 90,360	$ 90,594

Total Asset-Backed Securities (identified cost $90,559)		90,594

Collateralized Mortgage Obligations — 8.6%

Federal Home Loan Mortgage Corporation — 0.3%
5.500%, 10/15/2035, (Series 3058)	526,997	533,099

Private Sponsor — 8.3%
Chase Mortgage Finance Corp., Class 7A1, (Series 2007-A2), 5.879%, 7/25/2037 (4)	2,801,624	2,457,643
JP Morgan Mortgage Trust, Class 2A1, (Series 2006-A3), 5.589%, 5/25/2036 (4)	3,168,045	2,813,262
JP Morgan Mortgage Trust, Class 2A1, (Series 2007-A2), 5.662%, 4/25/2037 (4)	4,270,229	3,675,083
JP Morgan Mortgage Trust, Class 4A1, (Series 2007-A2), 6.028%, 4/25/2037 (4)	2,280,261	1,937,433
PHH Alternative Mortgage Trust, Class 1A1, (Series 2007-2), 0.376%, 5/25/2037 (4)	2,283,642	2,063,214
Residential Accredit Loans, Inc., Class A5, (Series 2003-QR24), 4.000%, 7/25/2033	1,904,076	1,210,413

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Short-Intermediate Bond Fund (continued)

Description	Principal Amount	Value
Collateralized Mortgage Obligations (continued)

Private Sponsor (continued)
Wells Fargo Mortgage Backed Securities Trust, Class 2A4, (Series 2006-AR7), 5.612%, 5/25/2036 (4)	$ 1,377,174	$ 1,120,057

		15,277,105
Total Collateralized Mortgage Obligations (identified cost $18,330,828)		15,810,204

Commercial Mortgage Securities — 10.5%

Private Sponsor — 10.5%
Bear Stearns Commercial Mortgage Securities, Class AM, (Series 2007-PW17), 5.915%, 6/11/2050 (4)	2,000,000	1,374,572
Credit Suisse Mortgage Capital Certificates, Class AM, (Series 2007-C5), 5.869%, 9/15/2040 (4)	6,000,000	3,684,570
GS Mortgage Securities Corp. II, Class A3, (Series 2007-EOP), 0.456%, 3/6/2020 (4)(6)(7)	1,500,000	1,302,693
JP Morgan Chase Commercial Mortgage Securities Corp., Class A1, (Series 2007-FL1A), 0.648%, 7/15/2019 (4)(6)(7)	3,494,680	2,717,075
Lehman Brothers Commercial Mortgage Trust, Class A1, (Series 2007-LLFA), 0.573%, 6/15/2022 (4)(6)(7)	5,480,206	4,097,945
Merrill Lynch/Countrywide Commercial Mortgage Trust, Class A4, (Series 2007-9), 5.700%, 9/12/2049	6,000,000	4,569,594
Merrill Lynch/Countrywide Commercial Mortgage Trust, Class AM, (Series 2006-3), 5.456%, 7/12/2046 (4)	2,000,000	1,424,642

Total Commercial Mortgage Securities (identified cost $25,404,472)		19,171,091

Corporate Bonds & Notes — 31.7%

Banks — 6.6%
Bank of America Corp., 6.500%, 8/1/2016	1,500,000	1,547,875
BB&T Corp., 3.850%, 7/27/2012	2,000,000	2,050,124
Citigroup, Inc., 6.375%, 8/12/2014	1,500,000	1,518,456
Credit Agricole SA/London, 6.637%, 5/29/2049 (4)(6)(7)	1,000,000	675,000
Credit Suisse/New York, 3.450%, 7/2/2012	2,000,000	2,042,006
Santander Issuances SA Unipersonal, 6.500%, 8/11/2019 (4)(6)(7)	1,500,000	1,558,194
UBS Preferred Funding Trust I, 8.622%, 10/29/2049 (4)	3,000,000	2,616,330

		12,007,985

Building Materials — 2.1%
CRH America, Inc., 6.000%, 9/30/2016	4,000,000	3,931,952

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Diversified Financial Services — 4.5%
American General Finance Corp., 5.375%, 10/1/2012	$ 2,500,000	$ 1,757,382
American Honda Finance Corp., 6.700%, 10/1/2013 (6)(7)	2,000,000	2,131,808
Blackstone Holdings Finance Co. LLC, 6.625%, 8/15/2019 (6)(7)	1,500,000	1,514,097
Lehman Brothers Holdings, Inc., 6.000%, 7/19/2012 (2)(12)	4,000,000	720,000
Macquarie Group, Ltd., 7.300%, 8/1/2014 (1)(6)(7)	2,000,000	2,081,918

		8,205,205

Healthcare-Products — 0.8%
St. Jude Medical, Inc., 4.875%, 7/15/2019	1,500,000	1,535,375

Insurance — 8.6%
Genworth Life Institutional Funding Trust, 5.875%, 5/3/2013 (6)(7)	4,000,000	3,756,556
HSB Capital I, 1.419%, 7/15/2027 (4)	4,000,000	3,080,800
Progressive Corp., 6.700%, 6/15/2037 (4)	6,000,000	4,829,376
Prudential Financial, Inc., 6.000%, 12/1/2017	2,000,000	1,997,516
Swiss Re Insurance Solutions Holding Corp., 7.500%, 6/15/2010	2,000,000	2,043,984

		15,708,232

Iron/Steel — 1.1%
ArcelorMittal, 5.375%, 6/1/2013 (1)	2,000,000	2,017,348

Media — 2.9%
Comcast Corp., 4.950%, 6/15/2016	2,000,000	2,031,402
Time Warner Cable, Inc., 6.200%, 7/1/2013 (1)	3,000,000	3,244,617

		5,276,019

Mining — 1.3%
Anglo American Capital PLC, 9.375%, 4/8/2019	2,000,000	2,312,550

Miscellaneous Manufacturing — 0.9%
Smiths Group PLC, 7.200%, 5/15/2019 (6)(7)	1,500,000	1,639,274

Pipelines — 1.1%
Kinder Morgan Energy Partners LP, 5.625%, 2/15/2015 (1)	2,000,000	2,118,324

Real Estate Investment Trusts — 1.2%
iStar Financial, Inc., 10.000%, 6/15/2014 (6)(7)	3,000,000	2,175,000

Semiconductors — 0.6%
Analog Devices, Inc., 5.000%, 7/1/2014	1,000,000	1,038,334

Total Corporate Bonds & Notes (identified cost $62,494,105)		57,965,598

(See Notes which are an integral part of the Financial Statements)

August 31, 2009

Schedule of Investments

Short-Intermediate Bond Fund (continued)

Description	Principal Amount	Value

U.S. Government & U.S. Government Agency Obligations — 43.3%

U.S. Treasury Bonds & Notes — 43.3%
2.250%, 5/31/2014 (1)	$ 15,000,000	$ 14,968,365
2.750%, 2/15/2019 (1)	20,000,000	18,939,080
3.125%, 5/15/2019 (1)	10,000,000	9,765,630
3.250%, 5/31/2016 (1)	20,000,000	20,360,940
3.250%, 6/30/2016 (1)	10,000,000	10,171,880
3.250%, 7/31/2016 (1)	5,000,000	5,078,130

Total U.S. Government & U.S. Government Agency Obligations (identified cost $78,421,712)		79,284,025

U.S. Government Agency-Mortgage Securities — 5.7%

Federal National Mortgage Association — 5.6%
5.000%, 9/14/2039 (5)	10,000,000	10,264,060

Government National Mortgage Association — 0.1%
7.000%, 3/15/2032	230,560	252,980

Total U.S. Government Agency-Mortgage Securities
(identified cost $10,285,236)		10,517,040

Short-Term Investments — 51.9%

Collateral Pool Investment for Securities on Loan — 44.7%
(See Note 2 of the Financial Statements)		81,800,156

Repurchase Agreement — 7.2%
Agreement with Morgan Stanley & Co., Inc., 0.190%, dated 8/31/2009, to be repurchased at $13,123,088 on 9/1/2009, collateralized by U.S. Government Agency Obligations with various maturities to 10/28/2013, with a market value of $13,524,085 (at amortized cost)	13,123,019	13,123,019

Total Short-Term Investments (identified cost $94,923,175)		94,923,175

Total Investments — 151.7% (identified cost $289,950,087)		277,761,727
Other Assets and Liabilities — (51.7)%		(94,722,676)

Total Net Assets — 100.0%		$183,039,051

Intermediate Tax-Free Fund

Description/Credit Ratings (8)	Principal Amount	Value
Municipals — 96.2%

Alabama — 1.6%
Alabama State Board of Education, Higher Education, Revenue Bonds, 4.375%, 10/1/2017 NR/A2	$ 200,000	$ 198,182
Alabama State Board of Education, Higher Education, Revenue Bonds, 4.500%, 10/1/2018 NR/A2	210,000	206,613
Alabama State Board of Education, Higher Education, Revenue Bonds, 4.750%, 10/1/2019 NR/A2; Call Date 10/1/2018	220,000	217,219
Alabama State Board of Education, Higher Education, Revenue Bonds, 5.000%, 10/1/2020 NR/A2; Call Date 10/1/2018	230,000	229,218
Alabama State Board of Education, Higher Education, Revenue Bonds, 5.250%, 10/1/2021 NR/A2; Call Date 10/1/2018	240,000	242,059
Alabama State Board of Education, Higher Education, Revenue Bonds, 5.375%, 10/1/2022 NR/A2; Call Date 10/1/2018	205,000	206,823
Chatom Industrial Development Board, Utilities, Revenue Bonds, 4.000%, 8/1/2037 A/A-1/NR; Call Date 2/1/2010 (4)	1,000,000	1,000,060

		2,300,174

Alaska — 0.1%
Alaska Housing Finance Corp., Single Family Housing, Revenue Bonds, GO, 5.350%, 12/1/2013 AAA/Aaa; Call Date 10/2/2009	115,000	115,261

Arizona — 6.2%
Arizona State University, Higher Education, Revenue Bonds, 6.250%, 7/1/2028 AA-/A1; Call Date 7/1/2018	500,000	552,770
Gila County Unified School District No. 10-Payson, School District, GO UT, 3.000%, 7/1/2019 NR/A2; Call Date 7/1/2018 (4)	500,000	513,200
Gila County Unified School District No. 10-Payson, School District, GO UT, 3.000%, 7/1/2020 NR/A2; Call Date 7/1/2018 (4)	600,000	616,140
Maricopa County Elementary School District No. 21-Murphy, School District, GO UT, 8.000%, 7/1/2024 NR/Baa2; Call Date 7/1/2019	300,000	316,869

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Arizona (continued)
Maricopa County Elementary School District No. 28-Kyrene Elementary, School District, GO UT, MBIA, 5.000%, 7/1/2013 NR/Aa2	$ 125,000	$ 139,975
Maricopa County Elementary School District No. 8-Osborn, School District, GO UT, 6.000%, 7/1/2024 A/NR; Call Date 7/1/2016	300,000	318,318
Maricopa County Industrial Development Authority, Medical, Revenue Bonds, 5.000%, 7/1/2016 A/A2; Call Date 10/2/2009	25,000	25,129
Maricopa County Industrial Development Authority, Single Family Housing, Revenue Bonds, FNMA/GNMA/FHLMC, 5.450%, 3/1/2039 NR/Aaa; Call Date 9/1/2016 (4)(9)	78,442	79,199
Phoenix Civic Improvement Corp. District, General, Revenue Bonds, MBIA, 0.000%, 7/1/2041 AA/A1	1,145,000	904,081
Phoenix Civic Improvement Corp., Water, Revenue Bonds, MBIA, 5.250%, 7/1/2016 AAA/Aa3	210,000	245,173
Pima County Industrial Development Authority, Development, Revenue Bonds, 5.250%, 7/1/2031 AA/Aa3e; Call Date 7/1/2019 (5)	1,800,000	1,792,908
Pima County Industrial Development Authority, Education, Revenue Bonds, 6.375%, 7/1/2028 NR/Baa3; Call Date 7/1/2018	330,000	271,864
Pima County Industrial Development Authority, Education, Revenue Bonds, 6.750%, 7/1/2031 NR/Baa3; Call Date 7/1/2011	700,000	486,899
Pinal County Elementary School District No. 4 Casa Grande Elementary, School District, GO UT, NATL-RE, 4.000%, 7/1/2016 NR/A3	300,000	308,109
Rio Nuevo Multipurpose Facilities District, General, Revenue Bonds, Assured Guaranty Corp., 5.000%, 7/15/2015 AAA/Aa2	1,200,000	1,288,080
University Medical Center Corp., Medical, Revenue Bonds, GO, 5.250%, 7/1/2014 BBB+/Baa1	500,000	517,615

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Arizona (continued)
Vistancia Community Facilities District, General Obligation, GO UT, 5.500%, 7/15/2020 NR/Baa1; Call Date 7/15/2015	$ 500,000	$ 472,205

		8,848,534

Arkansas — 0.0%
North Little Rock Health Facilities Board, Medical, Revenue Bonds, CIFG, 5.000%, 12/1/2015 A+/WR	50,000	54,055

California — 8.9%
ABC Unified School District, School District, GO UT, MBIA, 5.000%, 2/1/2021 A+/Baa1	500,000	497,830
Anaheim Public Financing Authority, Power, Revenue Bonds, AMBAC, 4.500%, 10/1/2015 NR/WR	250,000	248,025
California Infrastructure & Economic Development Bank, Power, Revenue Bonds, 5.750%, 2/1/2039 Ae/A2; Call Date 2/1/2015	900,000	907,848
California Infrastructure & Economic Development Bank, Power, Revenue Bonds, 6.250%, 2/1/2039 Ae/A2; Call Date 2/1/2015	500,000	517,080
California Pollution Control Financing Authority, Pollution, Revenue Bonds, 4.000%, 6/1/2010 BBB/A-2/NR (4)(9)	500,000	499,465
California Pollution Control Financing Authority, Pollution, Revenue Bonds, 4.500%, 6/1/2010 BBB/A-2/NR (4)(9)	500,000	499,100
California Statewide Communities Development Authority, Medical, Revenue Bonds, 5.000%, 8/15/2021 A+/A1; Call Date 8/15/2016	80,000	79,289
City & County of San Francisco, General Obligation, GO UT, 4.625%, 6/15/2030 AA/Aa2; Call Date 6/15/2015	350,000	338,845
Fresno Unified School District, School District, GO UT, MBIA, 4.600%, 2/1/2016 A+/Baa1	25,000	25,684
Fresno Unified School District, School District, GO UT, MBIA, 5.300%, 2/1/2014 A+/Baa1	290,000	310,178
Fresno Unified School District, School District, GO UT, MBIA, 5.800%, 2/1/2014 A+/Baa1	125,000	136,226
Fresno Unified School District, School District, GO UT, MBIA, 6.000%, 8/1/2026 A+/Baa1	1,400,000	1,511,552

(See Notes which are an integral part of the Financial Statements)

August 31, 2009

Schedule of Investments

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

California (continued)
Oxnard School District, School District, GO UT, MBIA, 5.750%, 8/1/2022 A+/Baa1; Call Date 2/1/2022	$ 415,000	$ 438,452
Pleasant Valley School District-Ventura County, School District, GO UT, MBIA, 5.850%, 2/1/2020 A+/Baa1	50,000	53,582
Pomona Unified School District, School District, GO UT, MBIA, 6.300%, 2/1/2016 A/Baa1	50,000	54,641
Pomona Unified School District, School District, GO UT, MBIA, 6.550%, 8/1/2029 A/Baa1	200,000	218,342
Richmond Joint Powers Financing Authority, General, Revenue Bonds, AMBAC, 4.125%, 11/25/2009 A/A-1/Baa1; Call Date 9/1/2009 (4)	650,000	650,013
San Gorgonio Memorial Health Care District, Medical, GO UT, 6.500%, 8/1/2014 NR/Baa1	230,000	246,084
San Gorgonio Memorial Health Care District, Medical, GO UT, 6.500%, 8/1/2015 NR/Baa1	310,000	331,077
Santa Barbara County College Elementary School District, School District, GO UT, 0.000%, 8/1/2026 AA/NR	235,000	86,901
Santa Barbara County College Elementary School District, School District, GO UT, 0.000%, 8/1/2027 AA/NR	365,000	126,162
Santa Barbara County College Elementary School District, School District, GO UT, 0.000%, 8/1/2029 AA/NR	400,000	118,368
Santa Barbara County College Elementary School District, School District, GO UT, 0.000%, 8/1/2031 AA/NR	470,000	119,972
Santa Barbara County College Elementary School District, School District, GO UT, 0.000%, 8/1/2033 AA/NR	575,000	126,316
Semitropic Improvement District, Water, Revenue Bonds, XLCA, 4.250%, 12/1/2022 AA/WR; Call Date 12/1/2016	50,000	46,606
Semitropic Improvement District, Water, Revenue Bonds, XLCA, 5.500%, 12/1/2022 AA/WR; Call Date 12/1/2014	525,000	550,993

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

California (continued)
Sierra View Local Health Care District, Medical, Revenue Bonds, 4.700%, 7/1/2016 NR/NR/A	$ 250,000	$ 242,210
Sierra View Local Health Care District, Medical, Revenue Bonds, 5.250%, 7/1/2022 NR/NR/A; Call Date 7/1/2017	1,000,000	924,960
Sierra View Local Health Care District, Medical, Revenue Bonds, 5.250%, 7/1/2023 NR/NR/A; Call Date 7/1/2017	250,000	228,870
Sweetwater Union High School District, General, Certificate of Participation, MBIA, 4.000%, 9/1/2016 A/Baa1; Call Date 9/1/2015	50,000	51,451
Twin Rivers Unified School District, School District, GO UT, 0.000%, 4/1/2014 A+/SP-1+/NR	1,100,000	848,573
Vallejo City Unified School District, School District, GO UT, MBIA, 5.000%, 2/1/2013 A/Baa1	100,000	101,371
Vallejo City Unified School District, School District, GO UT, MBIA, 5.400%, 2/1/2015 A/Baa1	275,000	278,844
Vallejo City Unified School District, School District, GO UT, MBIA, 5.900%, 2/1/2017 A/Baa1	60,000	61,514
Vallejo City Unified School District, School District, GO UT, MBIA, 5.900%, 2/1/2018 A/Baa1	50,000	50,525
Vallejo City Unified School District, School District, GO UT, MBIA, 5.900%, 8/1/2018 A/Baa1	350,000	353,843
Vallejo City Unified School District, School District, GO UT, MBIA, 5.900%, 8/1/2025 A/Baa1	725,000	700,074

		12,580,866

Colorado — 3.3%
City of Colorado Springs, Utilities, Revenue Bonds, 4.625%, 11/15/2033 AA/Aa2; Call Date 11/15/2019 (5)	350,000	346,206
Colorado Educational & Cultural Facilities Authority, Education, Revenue Bonds, 6.000%, 4/1/2021 NR/Baa2; Call Date 4/1/2011	225,000	201,899
Colorado Educational & Cultural Facilities Authority, Education, Revenue Bonds, XLCA, 5.250%, 6/1/2024 A/Baa2; Call Date 6/1/2014	850,000	798,396

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Colorado (continued)
Colorado Higher Education, General, Certificate of Participation, 5.500%, 11/1/2027 AA-/Aa3; Call Date 11/1/2018	$ 200,000	$ 211,786
County of Pueblo, Pollution, Revenue Bonds, AMBAC, 5.100%, 1/1/2019 A/Baa1; Call Date 10/2/2009	750,000	757,620
Public Authority for Colorado Energy, General, Revenue Bonds, 5.750%, 11/15/2018 A/A2	110,000	108,907
Public Authority for Colorado Energy, General, Revenue Bonds, 6.125%, 11/15/2023 A/A2	350,000	349,468
SCA Tax Exempt Trust, Multi-Family Housing, Revenue Bonds, FSA, 1.200%, 1/1/2030 AAA/A-1/NR (4)	1,805,000	1,805,000
Southlands Metropolitan District No. 1, Development, GO, RADIAN, 4.750%, 12/1/2027 BBB-/WR; Call Date 12/1/2017	100,000	72,497

		4,651,779

Connecticut — 0.6%
State of Connecticut, General, Revenue Bonds, 4.250%, 2/1/2015 AA/A1	750,000	812,865

Delaware — 0.3%
Delaware State Housing Authority, Single Family Housing, Revenue Bonds, 5.000%, 1/1/2026 NR/Aa1; Call Date 7/1/2019 (5)(9)	400,000	403,996

Florida — 12.2%
Citizens Property Insurance Corp., General, Revenue Bonds, Assured Guaranty Corp., 5.000%, 6/1/2016 AAA/Aa2	400,000	407,764
Citizens Property Insurance Corp., General, Revenue Bonds, GO, 5.000%, 6/1/2011 A+/A2	600,000	613,638
City of Gulf Breeze, General, Revenue Bonds, 5.000%, 12/1/2009 NR/A1/VMIG1 (4)	500,000	502,470
City of Gulf Breeze, General, Revenue Bonds, 5.000%, 12/1/2009 NR/A1/VMIG1 (4)	450,000	452,223
County of Brevard, General Obligation, GO, AMBAC, 5.000%, 7/1/2015 NR/WR	375,000	394,901
County of Miami-Dade, Airport, Revenue Bonds, Assured Guaranty Corp., 5.000%, 10/1/2029 AAA/Aa2; Call Date 10/1/2019	500,000	507,495

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Florida (continued)
County of Miami-Dade, Water, Revenue Bonds, BHAC, 6.000%, 10/1/2023 AAA/Aa1; Call Date 10/1/2018	$ 1,000,000	$ 1,155,080
Florida Hurricane Catastrophe Fund Finance Corp., General, Revenue Bonds, 5.000%, 7/1/2013 AA-/Aa3	500,000	528,095
Florida Hurricane Catastrophe Fund Finance Corp., General, Revenue Bonds, 5.000%, 7/1/2014 AA-/Aa3	800,000	842,664
Florida Municipal Power Agency, Power, Revenue Bonds, 5.500%, 10/1/2019 NR/A1	250,000	274,745
Florida State Board of Education, Education, Revenue Bonds, MBIA, 5.000%, 7/1/2019 AAA/A2; Call Date 7/1/2012	2,000,000	2,109,220
Fort Pierce, General, Revenue Bonds, Assured Guaranty Corp., 5.875%, 9/1/2028 AAA/Aa2; Call Date 9/1/2018	500,000	539,645
Greater Orlando Aviation Authority, Airport, Revenue Bonds, FSA, 5.000%, 10/1/2019 AAA/Aa3; Call Date 10/1/2017 (9)	200,000	198,276
Highlands County Health Facilities Authority, Medical, Revenue Bonds, 1.400%, 11/15/2026 AA-/A-1+/A2/VMIG1; Call Date 9/1/2009 (4)	2,000,000	2,000,000
Highlands County Health Facilities Authority, Medical, Revenue Bonds, 6.100%, 11/15/2013 A+/A1 (4)	750,000	792,435
Hillsborough County Industrial Development Authority, Pollution, Revenue Bonds, 5.650%, 5/15/2018 BBB/Baa1 (4)	500,000	540,235
Hillsborough County Industrial Development Authority, Pollution, Revenue Bonds, AMBAC, 5.000%, 3/15/2012 BBB/Baa1 (4)	875,000	902,895
Miami Health Facilities Authority, Medical, Revenue Bonds, 4.500%, 11/15/2014 A/A1; Call Date 11/15/2013	570,000	581,771
Orange County Health Facilities Authority, Medical, Revenue Bonds, 1.300%, 11/15/2036 A+/A-1/NR; Call Date 9/1/2009 (4)	1,610,000	1,610,000
Orange County Health Facilities Authority, Medical, Revenue Bonds, 5.250%, 10/1/2035 A/A2; Call Date 10/1/2018	300,000	266,166

(See Notes which are an integral part of the Financial Statements)

August 31, 2009

Schedule of Investments

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Florida (continued)
Polk County Housing Finance Authority, Multi-Family Housing, Revenue Bonds, GNMA, 5.000%, 9/1/2029 NR/Aaa; Call Date 8/1/2020	$ 150,000	$ 150,119
Port St. Lucie, General, Certificate of Participation, Assured Guaranty Corp., 6.250%, 9/1/2027 AAA/Aa2; Call Date 9/1/2018	500,000	544,830
Putnam County Development Authority, Power, Revenue Bonds, AMBAC, 5.350%, 5/1/2018 A-/Baa1 (4)	445,000	452,676
Sunrise Excise Tax & Special Assessment, General, Revenue Bonds, NATL-RE, 0.000%, 10/1/2019 A/Baa1	400,000	237,272
Sunrise Excise Tax & Special Assessment, Utilities, Revenue Bonds, AMBAC, 5.500%, 10/1/2018 NR/WR	575,000	637,554

		17,242,169

Georgia — 0.9%
Main Street Natural Gas, Inc., General, Revenue Bonds, 5.250%, 9/15/2018 A/A2	250,000	239,183
South Georgia Governmental Services Authority, Development, Revenue Bonds, MBIA, 5.000%, 1/1/2020 A/WR; Call Date 1/1/2014	500,000	529,525
Spalding County, Water, Revenue Bonds, 6.125%, 9/1/2028 NR/A2; Call Date 9/1/2018	500,000	552,935

		1,321,643

Hawaii — 0.4%
Hawaii State Department of Budget & Finance, Power, Revenue Bonds, NATL-RE, 4.950%, 4/1/2012 A/Baa1	450,000	465,377
State of Hawaii, Airport, Revenue Bonds, MBIA, 5.750%, 7/1/2016 A/A2; Call Date 7/1/2011 (9)	100,000	101,479

		566,856

Idaho — 0.3%
Boise-Kuna Irrigation District, Power, Revenue Bonds, 7.375%, 6/1/2034 NR/A3; Call Date 6/1/2018	340,000	364,004

Illinois — 8.1%
Bryant, Development, Revenue Bonds, 5.900%, 8/1/2023 BBB+/Baa1; Call Date 10/2/2009	680,000	680,517

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Illinois (continued)
Chicago Public Building Commission Building, Facilities, Revenue Bonds, AMBAC, 5.000%, 3/1/2017 A/A2	$ 115,000	$ 123,306
Cook County School District No. 130, School District, GO, XLCA, 4.250%, 6/1/2013 NR/WR	500,000	504,800
County of St. Clair, General Obligation, GO UT, 5.250%, 10/1/2027 AA/Aa3; Call Date 10/1/2019	900,000	948,951
Illinois Finance Authority, Development, Revenue Bonds, 5.050%, 1/1/2010 BBB/NR (4)(9)	230,000	230,936
Illinois Finance Authority, General, Revenue Bonds, 5.250%, 3/1/2019 A+/A1	250,000	264,755
Illinois Finance Authority, Medical, Revenue Bonds, AMBAC, 5.500%, 2/1/2040 A+/A2; Call Date 2/1/2018	75,000	65,552
Illinois Finance Authority, Medical, Revenue Bonds, AMBAC, 6.250%, 2/1/2033 A+/A2; Call Date 2/1/2018	125,000	125,073
Illinois Finance Authority, Medical, Revenue Bonds, Assured Guaranty Corp., 5.250%, 8/15/2019 AAA/NR	250,000	262,443
Illinois Finance Authority, Utilities, Revenue Bonds, BHAC, 4.875%, 11/1/2018 AAA/Aaa; Call Date 11/1/2013 (4)(9)	1,255,000	1,300,431
Illinois Municipal Electric Agency, Power, Revenue Bonds, MBIA, 5.250%, 2/1/2019 A+/A1; Call Date 2/1/2017	1,000,000	1,082,780
Kendall, Kane & Will Counties High School District No. 18, School District, GO UT, FSA, 5.250%, 10/1/2016 NR/Aa3; Call Date 10/1/2014	925,000	1,024,169
Madison & St. Clair Counties School District No. 10-Collinsville, School District, GO UT, NATL-RE FGIC, 5.000%, 2/1/2017 A/WR; Call Date 2/1/2015	250,000	267,950
Sangamon Logan & Menard Counties Community Unit School District No. 15, School District, GO UT, FSA, 0.000%, 1/1/2016 NR/Aa3	850,000	638,222
Stephenson-Jo Daviess Counties Community Unit School District No. 200, School District, GO UT, NATL-RE, 0.000%, 2/1/2016 NR/Baa1	535,000	381,134

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Illinois (continued)
University of Illinois, Higher Education, Revenue Bonds, AMBAC, 5.250%, 4/1/2013 AA-/Aa3	$ 1,060,000	$ 1,168,321
Village of Franklin Park, General Obligation, GO UT, AMBAC, 5.000%, 7/1/2016 NR/WR; Call Date 1/1/2014	1,065,000	1,067,386
Will County Community School District No. 161 Summit Hill, School District, GO UT, NATL-RE FGIC, 0.000%, 1/1/2017 NR/WR	750,000	526,770
Will County Community Unit School District No. 201 Crete-Monee, School District, GO UT, NATL-RE FGIC, 0.000%, 11/1/2022 NR/WR	250,000	122,880
Will County School District No. 114, School District, GO UT, NATL-RE FGIC, 0.000%, 12/1/2015 NR/WR	50,000	39,117
Will County School District No. 114, School District, GO UT, NATL-RE FGIC, 0.000%, 12/1/2020 NR/WR	700,000	395,171
Will, Grundy, Livingston, Cook, Kendall, LaSalle & Kankakee Counties Community College District No. 525, General Obligation, GO UT, 5.750%, 6/1/2028 AA/NR; Call Date 6/1/2018	250,000	272,177

		11,492,841

Indiana — 1.6%
Carmel Redevelopment District, Facilities, Revenue Notes, 5.875%, 2/1/2010 NR/NR; Call Date 10/2/2009	1,000,000	1,000,500
Indiana Bond Bank, Bond Bank, Revenue Bonds, MORAL OBLG, 5.000%, 2/1/2029 AA/NR; Call Date 2/1/2019 (5)	570,000	573,802
Indiana Development Finance Authority, Pollution, Revenue Bonds, 4.700%, 10/1/2015 BBB/NR; Call Date 10/1/2015 (4)(9)	250,000	242,912
Indiana Municipal Power Agency, Power, Revenue Bonds, 5.250%, 1/1/2024 A+/A1; Call Date 1/1/2019	500,000	516,725

		2,333,939

Iowa — 1.1%
Iowa Finance Authority, Single Family Housing, Revenue Bonds, GNMA/FNMA/FHLMC, 5.000%, 1/1/2038 AAA/Aaa; Call Date 1/1/2019	1,500,000	1,563,735

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Kansas — 2.6%
Kansas Development Finance Authority, Medical, Revenue Bonds, 5.750%, 11/15/2034 A+/A1; Call Date 11/15/2014	$ 850,000	$ 873,018
Sedgwick & Shawnee Counties, Single Family Housing, Revenue Bonds, FNMA/GNMA/FHLMC, 5.250%, 12/1/2038 NR/Aaa; Call Date 12/1/2016 (9)	890,000	893,480
Sedgwick & Shawnee Counties, Single Family Housing, Revenue Bonds, GNMA/FNMA, 5.450%, 6/1/2027 NR/Aaa; Call Date 6/1/2013 (9)	925,000	933,945
Sedgwick & Shawnee Counties, Single Family Housing, Revenue Bonds, GNMA/FNMA COLL, 5.650%, 12/1/2036 NR/Aaa; Call Date 12/1/2014 (9)	905,000	915,588

		3,616,031

Kentucky — 0.2%
Kentucky State Property & Buildings Commission, Facilities, Revenue Bonds, MBIA, 5.000%, 8/1/2018 A+/Aa3	205,000	226,705

Louisiana — 1.8%
Jefferson Parish Finance Authority, Single Family Housing, Revenue Bonds, GNMA/FNMA/FHLMC, 4.400%, 12/1/2031 NR/Aaa; Call Date 6/1/2017	110,000	109,101
Louisiana Housing Finance Agency, Single Family Housing, Revenue Bonds, GNMA/FNMA/FHLMC, 6.550%, 6/1/2040 NR/Aaa; Call Date 6/1/2018	1,500,000	1,561,005
Louisiana Public Facilities Authority, Deveopment, Revenue Bonds, 7.000%, 12/1/2011 BBB/Baa1; Call Date 12/1/2011 (4)	500,000	530,745
State of Louisiana, General Obligation, GO UT, CIFG, 5.000%, 7/15/2017 A+/A1; Call Date 7/15/2016	350,000	388,322

		2,589,173

Maryland — 0.3%
Maryland Community Development Administration, Single Family Housing, Revenue Bonds, 5.500%, 1/1/2010 NR/Aa2; Call Date 9/17/2009	370,000	370,407

(See Notes which are an integral part of the Financial Statements)

August 31, 2009

Schedule of Investments

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Massachusetts — 1.0%
Massachusetts Municipal Wholesale Electric Co., Power, Revenue Bonds, MBIA, 0.200%, 7/1/2018 A/A3; Call Date 9/8/2009 (4)	$ 1,875,000	$ 1,406,250
Massachusetts Municipal Wholesale Electric Co., Power, Revenue Bonds, NATL-RE, 0.200%, 7/1/2017 A/A3 (4)	35,000	26,250

		1,432,500

Michigan — 4.2%
Detroit City School District, School District, GO UT, AMBAC Q-SBLF, 6.500%, 5/1/2011 NR/A1	200,000	208,764
Ferndale Public Schools, School District, GO UT, NATL-RE FGIC Q-SBLF, 5.000%, 5/1/2019 AA-/Aa3; Call Date 5/1/2014	735,000	750,876
Pontiac, School District, GO, CIFG, 5.000%, 5/1/2017 A+/NR; Call Date 5/1/2016	300,000	299,226
Southgate Community School District, School District, GO UT, NATL-RE FGIC Q-SBLF, 5.000%, 5/1/2019 AA-/Aa3; Call Date 5/1/2015	1,000,000	1,023,680
State of Michigan, Transportation, Revenue Bonds, FSA, 5.250%, 9/15/2021 AAA/Aa3; Call Date 9/15/2017	2,000,000	2,102,900
Warren Consolidated School District, School District, GO UT, FSA, 5.000%, 5/1/2015 AAA/Aa3	325,000	373,178
Wyandotte, Utilities, Revenue Bonds, NATL-RE, 4.500%, 10/1/2014 A/Baa1 (9)	600,000	621,174
Wyandotte, Utilities, Revenue Bonds, NATL-RE, 5.000%, 10/1/2013 A/Baa1 (9)	600,000	636,252

		6,016,050

Minnesota — 0.8%
City of Minneapolis, Medical, Revenue Bonds, Assured Guaranty Corp., 6.500%, 11/15/2038 AAA/Aa2; Call Date 11/15/2018	1,000,000	1,125,940

Mississippi — 1.2%
Mississippi Home Corp., Single Family Housing, Revenue Bonds, GNMA/FNMA/FHLMC, 6.750%, 6/1/2039 NR/Aaa; Call Date 6/1/2018	750,000	794,828
Rankin County School District, School District, GO UT, FSA, 5.000%, 10/1/2014 AAA/Aa3	730,000	832,959

		1,627,787

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Missouri — 4.5%
Cass County, Medical, Revenue Bonds, 5.000%, 5/1/2015 NR/NR	$ 450,000	$ 447,345
City of Sikeston, Utilities, Revenue Bonds, NATL-RE, 6.000%, 6/1/2015 A/Baa1	1,000,000	1,047,780
Jackson County, General, Revenue Bonds, AMBAC, 5.000%, 12/1/2018 AA-/Aa3; Call Date 12/1/2016	1,000,000	1,064,880
Missouri Development Finance Board, General, Revenue Bonds, 6.000%, 4/1/2027 A+/NR; Call Date 4/1/2013	750,000	767,850
Missouri Development Finance Board, General, Revenue Bonds, 6.750%, 4/1/2029 A+/NR; Call Date 10/1/2013	200,000	208,862
Missouri Development Finance Board, Water, Revenue Bonds, 5.750%, 11/1/2029 A+/NR; Call Date 11/1/2014	235,000	240,020
Missouri Housing Development Commission, Single Family Housing, Revenue Bonds, GNMA/FNMA COLL, 6.850%, 3/1/2028 AAA/NR; Call Date 10/2/2009 (9)	320,000	328,099
Missouri Housing Development Commission, Single Family Housing, Revenue Bonds, GNMA/FNMA/COLL, 5.200%, 9/1/2031 AAA/NR; Call Date 3/1/2019	300,000	306,768
Missouri Housing Development Commission, Single Family Housing, Revenue Bonds, GNMA/FNMA/FHLMC, 5.700%, 9/1/2038 AAA/NR; Call Date 9/1/2017 (9)	250,000	254,980
Missouri State Environmental Improvement & Energy Resources Authority, Water, Revenue Bonds, 5.750%, 1/1/2029 NR/Aaa; Call Date 1/1/2019	750,000	853,177
Riverside Industrial Development Authority, General, Revenue Bonds, ACA, 4.500%, 5/1/2011 A/NR	400,000	399,028
St. Louis Municipal Finance Corp., Facilities, Revenue Bonds, Assured Guaranty Corp., 0.000%, 7/15/2021 AAA/Aa2	1,000,000	512,090

		6,430,879

Montana — 1.8%
County of Yellowstone, Medical, Revenue Bonds, 5.250%, 9/1/2034 AA/NR; Call Date 9/1/2017 (5)	2,600,000	2,611,778

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Nebraska — 0.2%
City of O’Neill, Medical, Revenue Bonds, 6.250%, 9/1/2012 NR/NR	$ 245,000	$ 245,541

Nevada — 2.1%
Clark County School District, School District, GO, AMBAC, 5.000%, 6/15/2019 AA/Aa2; Call Date 6/15/2017	1,600,000	1,702,704
Nevada Housing Division, Single Family Housing, Revenue Bonds, 5.400%, 4/1/2031 AAA/Aaa; Call Date 4/1/2010 (9)	340,000	349,843
Nevada Housing Division, Single Family Housing, Revenue Bonds, FHA-Insured Mortgage, 5.550%, 4/1/2031 AAA/Aaa; Call Date 10/2/2009 (9)	400,000	398,292
Reno-Sparks Indian Colony, General, Revenue Bonds, 4.250%, 6/1/2014 NR/NR/AA-	515,000	485,388

		2,936,227

New Hampshire — 0.5%
New Hampshire Health & Education Facilities Authority, Medical, Revenue Bonds, 5.000%, 5/1/2013 NR/A3	105,000	108,936
New Hampshire Health & Education Facilities Authority, Medical, Revenue Bonds, AMBAC, 5.875%, 10/1/2016 A/A3; Call Date 10/2/2009	600,000	600,042

		708,978

New Jersey — 1.0%
New Jersey State Housing & Mortgage Finance Agency, Single Family Housing, Revenue Bonds, 5.000%, 10/1/2033 AA/Aa2; Call Date 4/1/2013 (9)	250,000	247,443
New Jersey Transportation Trust Fund Authority, Transportation, Revenue Bonds, FSA, 5.500%, 12/15/2017 AAA/Aa3	1,000,000	1,132,690

		1,380,133

New Mexico — 2.7%
New Mexico Mortgage Finance Authority, Housing, Revenue Bonds, GNMA/FNMA/FHLMC, 5.650%, 9/1/2039 AAA/NR; Call Date 3/1/2019	1,000,000	1,055,220
New Mexico Mortgage Finance Authority, Single Family Housing, Revenue Bonds, GNMA/FNMA/FHLMC, 4.400%, 1/1/2027 AAA/NR; Call Date 1/1/2016 (9)	1,595,000	1,547,692

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

New Mexico (continued)
New Mexico Mortgage Finance Authority, Single Family Housing, Revenue Bonds, GNMA/FNMA/FHLMC, 4.700%, 7/1/2027 AAA/NR; Call Date 1/1/2016 (9)	$ 500,000	$ 495,230
New Mexico Mortgage Finance Authority, Single Family Housing, Revenue Bonds, GNMA/FNMA/FHLMC, 6.000%, 9/1/2039 AAA/NR; Call Date 3/1/2019	750,000	791,625

		3,889,767

New York — 1.1%
County of Monroe, General Obligation, GO UT, MBIA, 6.000%, 3/1/2015 A/Baa1	225,000	251,228
Metropolitan Transportation Authority, Transportation, Revenue Bonds, 5.000%, 11/15/2016 A/A2	1,250,000	1,367,525

		1,618,753

North Carolina — 0.8%
North Carolina Eastern Municipal Power Agency, Power, Revenue Bonds, 6.000%, 1/1/2022 BBB+/Baa1	50,000	56,527
North Carolina Eastern Municipal Power Agency, Power, Revenue Bonds, AMBAC, 5.000%, 1/1/2016 BBB+/Baa1	500,000	521,995
North Carolina Eastern Municipal Power Agency, Power, Revenue Bonds, Assured Guaranty Corp., 6.000%, 1/1/2019 AAA/Aa2	500,000	538,415

		1,116,937

North Dakota — 2.1%
City of Fargo, Medical, Revenue Bonds, FSA, 5.750%, 6/1/2012 AAA/Aa3; Call Date 6/1/2010	2,940,000	3,019,292

Ohio — 1.3%
Mahoning County Career & Technical Center Board, General, Certificate of Participation, 6.250%, 12/1/2036 AA-/NR; Call Date 12/1/2011	1,250,000	1,269,412
Richland County, General Obligation, GO, Assured Guaranty Corp., 6.000%, 12/1/2028 NR/Aa2; Call Date 12/1/2018	250,000	276,888
Zane Trace Local School District, School District, GO UT, 0.000%, 12/1/2019 AAA/NR	355,000	220,565

		1,766,865

(See Notes which are an integral part of the Financial Statements)

August 31, 2009

Schedule of Investments

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Oklahoma — 1.5%
Cleveland County Justice Authority, General, Revenue Bonds, 5.750%, 3/1/2029 A/NR; Call Date 3/1/2015	$ 650,000	$ 673,069
Oklahoma Housing Finance Agency, Single Family Housing, Revenue Bonds, GNMA/FNMA/FHLMC, 6.500%, 9/1/2038 NR/Aaa; Call Date 9/1/2018	1,175,000	1,249,847
Oklahoma Housing Finance Agency, Single Family Housing, Revenue Bonds, GNMA/FNMA/FHLMC COLL, 5.250%, 9/1/2029 NR/Aaa; Call Date 3/1/2019	200,000	204,174

		2,127,090

Oregon — 0.9%
Deschutes & Jefferson Counties School District No. 2J Redmond, School District, GO UT, School Bond Gty, 0.000%, 6/15/2019 NR/Aa2	800,000	531,176
Salem-Keizer School District No. 24J, School District, GO UT, School Bond Gty, 0.000%, 6/15/2021 AA/Aa2	1,240,000	739,077

		1,270,253

Pennsylvania — 1.9%
Allegheny County Hospital Development Authority, Medical, Revenue Bonds, 5.000%, 6/15/2018 A+/Aa3; Call Date 6/15/2014	600,000	622,410
Pennsylvania Industrial Development Authority, Development, Revenue Bonds, AMBAC, 5.500%, 7/1/2014 A-/A3; Call Date 7/1/2012	1,925,000	2,066,719

		2,689,129

South Carolina — 1.0%
South Carolina State Housing Finance & Development Authority, Single Family Housing, Revenue Bonds, AMBAC, 5.000%, 7/1/2035 NR/Aa1; Call Date 1/1/2015 (9)	410,000	400,496
South Carolina State Public Service Authority, Power, Revenue Bonds, 5.500%, 1/1/2038 AA-/Aa2; Call Date 1/1/2019	1,000,000	1,069,140

		1,469,636

South Dakota — 0.7%
South Dakota Health & Educational Facilities Authority, Higher Education, Revenue Bonds, AMBAC, 5.000%, 8/1/2022 NR/WR; Call Date 8/1/2017	980,000	1,052,050

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Tennessee — 0.2%
Tennessee Energy Acquisition Corp., General, Revenue Bonds, 5.000%, 9/1/2012 BBB/Ba3	$ 200,000	$ 209,676

Texas — 6.2%
Brazos River Authority, Development, Revenue Bonds, AMBAC, 5.125%, 5/1/2019 BBB+/Baa1; Call Date 10/2/2009	240,000	240,036
Brazos River Authority, Development, Revenue Bonds, AMBAC, 5.125%, 11/1/2020 BBB+/Baa1; Call Date 10/2/2009	200,000	196,900
Brazos River Authority, Power, Revenue Bonds, FGIC, 4.250%, 3/1/2017 BBB+/Baa1; Call Date 3/1/2014 (4)	885,000	842,334
City of Conroe, General Obligation, GO, MBIA, 5.500%, 3/1/2022 A+/A1; Call Date 3/1/2017	100,000	109,902
City of Galveston, General Obligation, GO, 4.250%, 5/1/2014 BBB/A2	290,000	298,764
City of San Antonio, Power, Revenue Bonds, 5.000%, 2/1/2019 AA/Aa1; Call Date 2/1/2015	1,900,000	2,055,876
Dallas-Fort Worth International Airport Facilities Improvement Corp., Airport, Revenue Bonds, MBIA, 5.875%, 11/1/2017 A+/A1; Call Date 11/1/2011 (9)	190,000	195,153
Dallas-Fort Worth International Airport Facilities Improvement Corp., Airport, Revenue Bonds, XLCA, 6.125%, 11/1/2018 A+/A1; Call Date 11/1/2009 (9)	805,000	807,512
Forney Independent School District, School District, GO UT, PSF, 6.000%, 8/15/2037 AAA/NR; Call Date 8/15/2018	390,000	429,378
Harris County Cultural Education Facilities Finance Corp., Medical, Revenue Bonds, 5.250%, 10/1/2029 AA/Aa2; Call Date 10/1/2019	250,000	254,092
North Texas Tollway Authority, Transportation, Revenue Bonds, 5.000%, 1/1/2010 A-/A2; Call Date 1/1/2010 (4)	300,000	302,397
North Texas Tollway Authority, Transportation, Revenue Bonds, 5.750%, 1/1/2038 BBB+/A3; Call Date 1/1/2018	150,000	150,183
North Texas Tollway Authority, Transportation, Revenue Bonds, 6.125%, 1/1/2031 BBB+/A3; Call Date 1/1/2016	300,000	310,527

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Texas (continued)
North Texas Tollway Authority, Transportation, Revenue Bonds, Assured Guaranty Corp., 0.000%, 1/1/2028 AAA/Aa2	$ 100,000	$ 34,083
North Texas Tollway Authority, Transportation, Revenue Bonds, Assured Guaranty Corp., 0.000%, 1/1/2042 AAA/Aa2; Call Date 1/1/2025	500,000	364,795
North Texas Tollway Authority, Transportation, Revenue Bonds, Assured Guaranty Corp., 5.750%, 1/1/2038 AAA/Aa2; Call Date 1/1/2019	1,500,000	1,594,425
Port of Houston Authority, General Obligation, GO UT, MBIA, 5.100%, 10/1/2026 AAA/Aa1; Call Date 10/1/2011 (9)	350,000	350,735
Potter County Industrial Development Corp., Development, Revenue Bonds, AMBAC, 5.750%, 9/1/2016 BBB+/Baa1; Call Date 10/2/2009	235,000	235,075

		8,772,167

Utah — 0.6%
Grand County School District, School District, GO UT, School Bond Gty, 5.250%, 7/1/2026 NR/Aaa; Call Date 7/1/2018	500,000	547,240
Salt Lake Valley Fire Service Area, General, Revenue Bonds, 5.250%, 4/1/2021 NR/Aa3; Call Date 4/1/2018	300,000	329,505

		876,745

Virginia — 1.4%
Louisa Industrial Development Authority, Pollution, Revenue Bonds, 5.375%, 12/2/2013 A-/Baa1 (4)	400,000	440,620
Suffolk Redevelopment & Housing Authority, Multi-Family Housing, Revenue Bonds, 4.850%, 7/1/2011 NR/Aaa (4)	1,500,000	1,533,615

		1,974,235

Washington — 1.1%
King County Housing Authority, Multi-Family Housing, Revenue Bonds, 5.200%, 5/1/2028 AAA/NR; Call Date 11/1/2018	460,000	471,592
State of Washington, General, Certificate of Participation, 4.000%, 7/1/2018 NR/Aa2	600,000	614,334

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Washington (continued)
Washington Health Care Facilities Authority, Medical, Revenue Bonds, FHA-Insured Mortgage, 6.250%, 8/1/2028 A+/NR; Call Date 8/1/2018	$ 500,000	$ 528,270

		1,614,196

West Virginia — 0.5%
West Virginia State Hospital Finance Authority, Medical, Revenue Bonds, AMBAC, 5.000%, 6/1/2018 A+/A2; Call Date 6/1/2016	750,000	771,113

Wisconsin — 4.4%
County of Milwaukee, Airport, Revenue Bonds, AMBAC, 5.000%, 12/1/2015 NR/A1 (9)	255,000	254,709
County of Milwaukee, Airport, Revenue Bonds, AMBAC, 5.000%, 12/1/2019 NR/A1; Call Date 12/1/2016 (9)	495,000	469,552
State of Wisconsin, General, Revenue Bonds,, 5.250%, 5/1/2020 AA-/A1; Call Date 5/1/2019	1,000,000	1,111,160
West Allis West Milwaukee School District, School District, GO UT, FSA, 3.750%, 4/1/2012 NR/Aa3	60,000	63,495
Wisconsin Health & Educational Facilities Authority, Medical, Revenue Bonds, 5.250%, 12/1/2020 A+/A1; Call Date 12/1/2018	1,295,000	1,320,550
Wisconsin Health & Educational Facilities Authority, Medical, Revenue Bonds, 5.375%, 8/15/2024 AA-/Aa3; Call Date 2/15/2020 (5)	1,500,000	1,561,425
Wisconsin Health & Educational Facilities Authority, Medical, Revenue Bonds, FSA, 5.000%, 8/1/2018 AAA/Aa3; Call Date 4/24/2018	70,000	75,546
Wisconsin Health & Educational Facilities Authority, Medical, Revenue Bonds, MBIA, 5.250%, 8/15/2017 NR/A3; Call Date 10/2/2009	200,000	200,474
Wisconsin Health & Educational Facilities Authority, Medical, Revenue Bonds, RADIAN, 6.250%, 2/15/2029 BBB+/NR; Call Date 2/15/2010	800,000	802,928
Wisconsin Housing & Economic Development Authority, Single Family Housing, Revenue Bonds, GO, 4.850%, 9/1/2031 AA/Aa2; Call Date 6/1/2011 (9)	415,000	414,755

		6,274,594

Total Municipals (identified cost $132,397,414)		136,483,344

(See Notes which are an integral part of the Financial Statements)

August 31, 2009

Schedule of Investments

Intermediate Tax-Free Fund (continued)

Description	Shares	Value

Short-Term Investments — 7.3%

Mutual Funds — 7.3%
Marshall Tax-Free Money Market Fund, Class I (13)	10,378,049	$ 10,378,049
Total Short-Term Investments (identified cost $10,378,049)		10,378,049

Total Investments — 103.5% (identified cost $142,775,463)		146,861,393
Other Assets and Liabilities — (3.5)%		(4,900,152)

Total Net Assets — 100.0%		$141,961,241

Government Income Fund

Description	Principal Amount	Value
Asset-Backed Securities — 0.6%

Federal Home Loan Mortgage Corporation — 0.1%
0.526%, 8/25/2031, (Series T-32) (4)	$ 671,668	$ 540,448

Home Equity — 0.0%
Green Tree Home Improvement Loan Trust, Class HEB1, (Series 1998-B), 7.810%, 11/15/2029	77,452	77,652

Other Financial — 0.5%
Countrywide Asset-Backed Certificates, Class A1, (Series 2007-QH2), 0.506%, 4/25/2037 (4)(6)(7)	3,005,875	2,016,603

Total Asset-Backed Securities (identified cost $3,755,150)		2,634,703

Collateralized Mortgage Obligations — 16.7%

Federal Home Loan Mortgage Corporation — 4.1%
0.623%, 6/15/2025, (Series 2993) (4)	6,362,936	6,190,832
5.000%, 10/15/2029, (Series 2745)	5,000,000	5,124,440
5.000%, 10/15/2031, (Series 2543)	1,883,858	1,928,992
5.000%, 5/15/2033, (Series 2791)	1,567,870	1,647,722
5.000%, 4/15/2035, (Series 2963)	572,248	577,426
5.500%, 10/15/2035, (Series 3058)	451,712	456,942
6.000%, 6/15/2037, (Series 3333)	3,015,012	2,993,698

		18,920,052

Federal National Mortgage Association — 3.5%
0.516%, 1/25/2031, (Series 2001-25) (4)	1,237,452	1,230,462
4.000%, 10/25/2032, (Series 2003-28)	293,745	299,608
5.000%, 10/25/2016, (Series 2003-16)	5,000,000	5,252,180
5.500%, 3/25/2025, (Series 2006-12)	3,694,609	3,789,265

Description	Principal Amount	Value

Collateralized Mortgage Obligations (continued)

Federal National Mortgage Association (continued)
5.500%, 8/25/2034, (Series 2005-123)	$ 5,407,000	$ 5,738,157

		16,309,672

Private Sponsor — 9.1%
Banc of America Funding Corp., Class 1A3, (Series 2007-C), 5.757%, 5/20/2036 (4)	5,460,317	4,524,986
Chase Mortgage Finance Corp., Class 7A1, (Series 2007-A2), 5.879%, 7/25/2037 (4)	7,004,059	6,144,108
JP Morgan Mortgage Trust, Class 2A1, (Series 2007-A2), 5.662%, 4/25/2037 (4)	6,405,343	5,512,624
JP Morgan Mortgage Trust, Class 4A1, (Series 2007-A2), 6.028%, 4/25/2037 (4)	3,600,412	3,059,104
Master Asset Securitization Trust, Class 4A5, (Series 2004-3), 5.000%, 3/25/2034	10,853,148	10,775,189
Residential Accredit Loans, Inc., Class A5, (Series 2003-QR24), 4.000%, 7/25/2033	1,904,076	1,210,414
Structured Asset Securities Corp., Class 2A2, (Series 2003-21), 5.250%, 8/25/2033	3,752,031	3,661,296
Thornburg Mortgage Securities Trust, Class A2B, (Series 2007-1), 0.366%, 3/25/2037 (4)	5,342,165	4,785,378
Wells Fargo Mortgage Backed Securities Trust, Class 2A4, (Series 2006-AR7), 5.612%, 5/25/2036 (4)	2,754,347	2,240,113

		41,913,212

Total Collateralized Mortgage Obligations (identified cost $81,442,003)		77,142,936

Commercial Mortgage Securities — 7.3%

Private Sponsor — 7.3%
Bear Stearns Commercial Mortgage Securities, Class AM, (Series 2007-PW17), 5.915%, 6/11/2050 (4)	3,000,000	2,061,858
Citigroup Commercial Mortgage Trust, Class A4, (Series 2008-C7), 6.299%, 12/10/2049 (4)	3,000,000	2,657,547
Credit Suisse Mortgage Capital Certificates, Class A1, (Series 2006-TF2A), 0.373%, 10/15/2021 (4)(6)(7)	912,524	764,832
Credit Suisse Mortgage Capital Certificates, Class AM, (Series 2007-C5), 5.869%, 9/15/2040 (4)	6,000,000	3,684,570
Greenwich Capital Commercial Funding Corp., Class A1, (Series 2006-FL4A), 0.366%, 11/5/2021 (4)(6)(7)	888,693	731,446
Greenwich Capital Commercial Funding Corp., Class AM, (Series 2007-GG11), 5.867%, 12/10/2049 (4)	4,000,000	2,778,996

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Government Income Fund (continued)

Description	Principal Amount	Value

Commercial Mortgage Securities (continued)

Private Sponsor (continued)
Greenwich Capital Commercial Funding Corp., Class AM, (Series 2007-GG9), 5.475%, 3/10/2039	$ 5,000,000	$ 3,230,375
GS Mortgage Securities Corp. II, Class A3, (Series 2007-EOP), 0.456%, 3/6/2020 (4)(6)(7)	3,500,000	3,039,617
JP Morgan Chase Commercial Mortgage Securities Corp., Class A1, (Series 2007-FL1A), 0.648%, 7/15/2019 (4)(6)(7)	2,621,010	2,037,806
Lehman Brothers Commercial Mortgage Trust, Class A1, (Series 2007-LLFA), 0.573%, 6/15/2022 (4)(6)(7)	6,263,092	4,683,365
Merrill Lynch/Countrywide Commercial Mortgage Trust, Class A4, (Series 2007-9), 5.700%, 9/12/2049	5,000,000	3,807,995
Morgan Stanley Capital I, Class A4, (Series 2007-IQ16), 5.809%, 12/12/2049	5,000,000	4,297,495

Total Commercial Mortgage Securities (identified cost $44,747,751)		33,775,902

Corporate Bonds & Notes — 1.4%

Diversified Financial Services — 0.9%
Bear Stearns Cos., Inc., 0.673%, 2/1/2012 (4)	4,000,000	3,954,716

Insurance — 0.5%
HSB Capital I, 1.419%, 7/15/2027 (4)	3,000,000	2,310,600

Total Corporate Bonds & Notes (identified cost $6,968,950)		6,265,316

U.S. Government & U.S. Government Agency Obligations — 16.0%

U.S. Treasury Bonds & Notes — 16.0%
2.750%, 2/15/2019 (1)	25,000,000	23,673,850
3.125%, 5/15/2019 (1)	25,000,000	24,414,075
3.250%, 5/31/2016 (1)	15,000,000	15,270,705
3.250%, 7/31/2016	10,000,000	10,156,260

Total U.S. Government & U.S. Government Agency Obligations (identified cost $72,431,509)		73,514,890

U.S. Government Agency-Mortgage Securities — 84.8%

Federal Home Loan Mortgage Corporation — 4.5%
5.000%, 8/1/2014	1,681,563	1,752,236
5.000%, 5/1/2021	2,494,208	2,620,165
5.000%, 10/1/2033	2,207,848	2,279,473
5.000%, 11/1/2035 (1)	7,809,115	8,049,035
5.500%, 11/1/2018	2,452,450	2,615,386
5.500%, 10/1/2021	2,514,390	2,650,011
6.500%, 9/1/2016	125,477	134,408
7.500%, 9/1/2013	50,648	56,132
7.500%, 4/1/2024	187,212	209,031
7.500%, 4/1/2027	99,155	110,899
8.000%, 8/1/2030	114,650	129,937
8.500%, 9/1/2024	102,155	116,881

Description	Principal Amount	Value

U.S. Government Agency-Mortgage Securities (continued)

Federal Home Loan Mortgage Corporation (continued)
9.000%, 6/1/2019	$ 138,948	$ 153,179
9.500%, 2/1/2025	85,599	95,253

		20,972,026

Federal National Mortgage Association — 78.0%
4.500%, 9/14/2039 (5)	25,000,000	25,140,625
5.000%, 5/1/2018	1,740,160	1,841,090
5.000%, 5/1/2020	3,191,759	3,355,937
5.000%, 7/1/2035 (1)	3,579,613	3,688,469
5.000%, 2/1/2036	4,842,672	4,989,937
5.000%, 12/1/2036 (1)	26,921,873	27,706,915
5.000%, 6/1/2039 (1)	10,861,357	11,164,497
5.000%, 9/14/2039 (5)	25,000,000	25,660,150
5.500%, 8/1/2021	10,309,709	10,885,124
5.500%, 1/1/2023	1,777,022	1,878,241
5.500%, 10/1/2024	2,211,406	2,335,454
5.500%, 2/1/2033	1,311,368	1,373,991
5.500%, 6/1/2035	4,347,524	4,546,306
5.500%, 8/1/2036 (1)	2,206,365	2,303,798
5.500%, 11/1/2036 (1)	20,651,338	21,563,301
5.500%, 12/1/2036 (1)	13,573,481	14,172,886
5.500%, 1/1/2037	1,304,114	1,361,704
5.500%, 5/1/2037 (1)	21,314,886	22,232,833
5.500%, 7/1/2037 (1)	52,952,078	55,232,512
5.500%, 8/1/2037 (1)	7,740,441	8,073,791
5.500%, 8/1/2037 (1)	13,406,173	13,983,524
5.500%, 9/14/2039 (5)	25,000,000	26,027,350
6.000%, 9/1/2013	454,637	485,979
6.000%, 10/1/2016	382,530	409,378
6.000%, 9/1/2021	3,032,144	3,230,749
6.000%, 1/1/2036	1,536,236	1,624,720
6.000%, 4/1/2037	1,002,437	1,057,356
6.000%, 9/14/2039 (5)	50,000,000	52,617,200
6.500%, 9/1/2016	237,965	256,539
6.500%, 9/1/2016	513,834	553,940
6.500%, 8/1/2030	2,696,845	2,917,808
6.500%, 12/1/2031	167,106	180,485
6.500%, 11/1/2037	2,938,974	3,137,987
7.000%, 3/1/2029	257,430	283,457
7.000%, 7/1/2029	677,304	745,783
7.000%, 2/1/2030	590,708	650,431
7.500%, 12/1/2009	3,888	3,917
7.500%, 10/1/2030	101,101	112,774
8.000%, 10/1/2028	1,067,701	1,206,213
8.000%, 4/1/2030	203,894	230,709

		359,223,860

Government National Mortgage Association — 2.3%
5.000%, 4/15/2034	1,605,427	1,663,311
5.500%, 9/15/2033	3,258,697	3,430,160
6.000%, 12/20/2033	4,056,474	4,324,696
6.500%, 9/15/2032	527,802	568,996
7.000%, 6/15/2029	153,270	169,164
7.000%, 8/15/2031	158,330	174,845
8.500%, 6/15/2010	6,419	6,471
9.000%, 1/15/2010	936	944
9.500%, 10/15/2024	62,043	69,648

		10,408,235

Total U.S. Government Agency-Mortgage Securities
(identified cost $372,577,169)		390,604,121

(See Notes which are an integral part of the Financial Statements)

August 31, 2009

Schedule of Investments

Government Income Fund (continued)

Description	Principal Amount	Value

Short-Term Investments — 47.5%

Collateral Pool Investment for Securities on Loan — 46.1%
(See Note 2 of the Financial Statements)		$ 212,172,038

Repurchase Agreement — 1.4%
Agreement with Morgan Stanley & Co., Inc., 0.190%, dated 8/31/2009, to be repurchased at $6,732,836 on 9/1/2009, collateralized by a U.S. Government Agency Obligation with a maturity of 7/20/2011, with a market value of $6,881,848 (at amortized cost)	$6,732,801	6,732,801

Total Short-Term Investments (identified cost $218,904,839)		218,904,839

Total Investments — 174.3% (identified cost $800,827,371)		802,842,707
Other Assets and Liabilities — (74.3)%		(342,256,048)

Total Net Assets — 100.0%		$460,586,659

Corporate Income Fund

Description	Principal Amount	Value
Asset-Backed Securities — 7.6%

Automobiles — 7.6%
Ford Credit Auto Owner Trust, Class A4, (Series 2006-A), 5.070%, 12/15/2010	$ 561,790	$ 568,540
Honda Auto Receivables Owner Trust, Class A3, (Series 2006-3), 5.120%, 10/15/2010	370,629	372,249
Honda Auto Receivables Owner Trust, Class A4, (Series 2006-1), 5.080%, 7/18/2011	292,796	299,179
USAA Auto Owner Trust, Class A3, (Series 2006-4), 5.010%, 6/15/2011	491,482	495,680

Total Asset-Backed Securities (identified cost $1,731,641)		1,735,648

Corporate Bonds & Notes — 81.4%

Agriculture — 4.6%
Altria Group, Inc., 10.200%, 2/6/2039	300,000	403,074
Bunge, Ltd. Finance Corp., 8.500%, 6/15/2019	250,000	282,469
Reynolds American, Inc., 7.750%, 6/1/2018	350,000	366,313

		1,051,856

Auto Manufacturers — 1.4%
Daimler Finance North America LLC, 7.200%, 9/1/2009	150,000	150,000
Daimler Finance North America LLC, 8.000%, 6/15/2010	150,000	155,859

		305,859

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Banks — 1.5%
Goldman Sachs Group, Inc., 7.500%, 2/15/2019	$ 300,000	$ 345,988

Chemicals — 1.2%
Dow Chemical Co., 8.550%, 5/15/2019	250,000	272,769

Diversified Financial Services — 5.6%
Blackstone Holdings Finance Co. LLC, 6.625%, 8/15/2019 (6)(7)	350,000	353,289
Caterpillar Financial Services Corp., 1.354%, 6/24/2011 (4)	150,000	150,696
General Electric Capital Corp., 6.875%, 1/10/2039	150,000	149,232
Jefferies Group, Inc., 8.500%, 7/15/2019	350,000	362,329
Merrill Lynch & Co., Inc., 6.875%, 4/25/2018	250,000	255,684

		1,271,230

Electric — 4.1%
CenterPoint Energy Houston Electric LLC, 7.000%, 3/1/2014	250,000	278,237
Progress Energy, Inc., 7.050%, 3/15/2019	250,000	288,975
Southern California Edison Co., 7.625%, 1/15/2010	350,000	358,519

		925,731

Environmental Control — 1.3%
Waste Management, Inc., 7.375%, 3/11/2019	250,000	286,278

Food — 1.1%
Kroger Co., 8.050%, 2/1/2010	245,000	251,701

Forest Products & Paper — 1.1%
International Paper Co., 8.700%, 6/15/2038	250,000	257,899

Healthcare-Products — 2.8%
Boston Scientific Corp., 7.000%, 11/15/2035	350,000	312,375
Hospira, Inc., 6.400%, 5/15/2015	300,000	327,721

		640,096

Healthcare-Services — 5.5%
Humana, Inc., 8.150%, 6/15/2038	350,000	312,816
Quest Diagnostics, Inc., 6.400%, 7/1/2017	150,000	160,216
Roche Holdings, Inc., 7.000%, 3/1/2039 (6)(7)	350,000	437,955
UnitedHealth Group, Inc., 1.768%, 2/7/2011 (4)	350,000	349,137

		1,260,124

Home Furnishings — 1.5%
Whirlpool Corp., 8.600%, 5/1/2014	300,000	329,801

Insurance — 4.3%
Aflac, Inc., 8.500%, 5/15/2019	300,000	349,139
American Financial Group, Inc., 9.875%, 6/15/2019	250,000	261,382
Marsh & McLennan Cos., Inc., 9.250%, 4/15/2019	300,000	369,797

		980,318

Lodging — 1.3%
Wyndham Worldwide Corp., 6.000%, 12/1/2016	350,000	305,329

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Corporate Income Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Media — 3.4%
CBS Corp., 8.875%, 5/15/2019	$250,000	$ 269,323
Time Warner Entertainment Co. LP, 10.150%, 5/1/2012	200,000	233,213
Viacom, Inc., 6.125%, 10/5/2017	250,000	264,658

		767,194

Mining — 2.1%
Rio Tinto Finance USA, Ltd., 8.950%, 5/1/2014	300,000	349,983
Rio Tinto Finance USA, Ltd., 9.000%, 5/1/2019	100,000	119,980

		469,963

Miscellaneous Manufacturing — 2.8%
Ingersoll-Rand Global Holding Co., Ltd., 6.875%, 8/15/2018	250,000	265,412
Tyco Electronics Group SA, 6.550%, 10/1/2017	130,000	129,381
Tyco Electronics Group SA, 7.125%, 10/1/2037	250,000	250,766

		645,559

Oil & Gas — 7.3%
Hess Corp., 8.125%, 2/15/2019	300,000	355,594
Nabors Industries, Inc., 9.250%, 1/15/2019	250,000	293,883
Nexen, Inc., 7.500%, 7/30/2039	350,000	367,732
Talisman Energy, Inc., 7.750%, 6/1/2019	300,000	349,715
Valero Energy Corp., 9.375%, 3/15/2019	250,000	288,768

		1,655,692

Oil & Gas Services — 3.3%
Halliburton Co., 7.450%, 9/15/2039	250,000	309,386
Weatherford International, Ltd., 9.625%, 3/1/2019	250,000	304,212
Weatherford International, Ltd., 9.875%, 3/1/2039	100,000	130,191

		743,789

Packaging & Containers — 3.9%
Ball Corp., 7.125%, 9/1/2016	350,000	351,750
Bemis Co., Inc., 6.800%, 8/1/2019	500,000	544,859

		896,609

Pharmaceuticals — 3.8%
Express Scripts, Inc., 6.250%, 6/15/2014	250,000	273,507
McKesson Corp., 7.500%, 2/15/2019	350,000	411,063
Pfizer, Inc., 7.200%, 3/15/2039	150,000	188,974

		873,544

Pipelines — 3.5%
Energy Transfer Partners LP, 9.000%, 4/15/2019	250,000	301,623
Kinder Morgan Energy Partners LP, 9.000%, 2/1/2019	150,000	181,519
TransCanada Pipelines, Ltd., 7.625%, 1/15/2039	250,000	311,504

		794,646

Description	Shares or Principal Amount	Value
Corporate Bonds & Notes (continued)

Retail — 6.5%
AutoZone, Inc., 5.750%, 1/15/2015	$400,000	$ 421,719
Home Depot, Inc., 5.875%, 12/16/2036	150,000	144,849
Kohl’s Corp., 6.875%, 12/15/2037	150,000	163,940
Staples, Inc., 9.750%, 1/15/2014	250,000	293,738
TJX Cos., Inc., 6.950%, 4/15/2019	250,000	294,560
Yum! Brands, Inc., 6.875%, 11/15/2037	150,000	163,287

		1,482,093

Semiconductors — 0.5%
Kla-Tencor Corp., 6.900%, 5/1/2018	100,000	102,439

Telecommunications — 5.7%
British Telecommunications PLC, 5.950%, 1/15/2018	250,000	254,993
Rogers Communications, Inc., 8.000%, 12/15/2012	350,000	364,437
Telecom Italia Capital SA, 0.963%, 2/1/2011 (4)	250,000	246,424
TELUS Corp., 8.000%, 6/1/2011	250,000	272,212
Vodafone Group PLC, 0.969%, 6/15/2011 (4)	150,000	148,995

		1,287,061

Transportation — 1.3%
FedEx Corp., 8.000%, 1/15/2019	250,000	299,820

Total Corporate Bonds & Notes (identified cost $16,084,089)		18,503,388

U.S. Government & U.S. Government Agency Obligations — 2.2%

Federal National Mortgage Association — 2.2%
6.000%, 7/8/2024	500,000	501,694

Total U.S. Government & U.S. Government Agency Obligations (identified cost $499,975)		501,694

Short-Term Investments — 6.6%

Commercial Paper — 4.4%
Colgate Palmolive Co., 0.140%, 9/2/2009 (11)	500,000	499,998
Merck & Co., 0.160%, 9/8/2009 (11)	500,000	499,984

		999,982

Mutual Funds — 2.2%
Marshall Prime Money Market Fund, Class I (13)	487,879	487,879

Total Short-Term Investments (identified cost $1,487,861)		1,487,861

Total Investments — 97.8% (identified cost $19,803,566)		22,228,591
Other Assets and Liabilities — 2.2%		501,116

Total Net Assets — 100.0%		$22,729,707

(See Notes which are an integral part of the Financial Statements)

August 31, 2009

Schedule of Investments

Aggregate Bond Fund

Description	Principal Amount	Value
Asset-Backed Securities — 0.9%

Automobiles — 0.9%
Capital Auto Receivables Asset Trust, Class A3A, (Series 2008-2), 4.680%, 10/15/2012	$ 2,000,000	$ 2,072,624

Total Asset-Backed Securities (identified cost $1,999,785)		2,072,624

Collateralized Mortgage Obligations — 6.3%

Federal National Mortgage Association — 2.0%
5.500%, 3/25/2025, (Series 2006-12)	1,525,941	1,565,036
5.500%, 8/25/2034, (Series 2005-123)	3,000,000	3,183,738

		4,748,774

Private Sponsor — 4.3%
Chase Mortgage Finance Corp., Class 7A1, (Series 2007-A2), 5.879%, 7/25/2037 (4)	4,202,435	3,686,464
JP Morgan Mortgage Trust, Class 2A1, (Series 2006-A3), 5.589%, 5/25/2036 (4)	1,357,734	1,205,684
JP Morgan Mortgage Trust, Class 2A1, (Series 2007-A2), 5.662%, 4/25/2037 (4)	1,067,557	918,771
PHH Alternative Mortgage Trust, Class 1A1, (Series 2007-2), 0.376%, 5/25/2037 (4)	1,141,821	1,031,607
Wells Fargo Mortgage Backed Securities Trust, Class 2A4, (Series 2006-AR7), 5.612%, 5/25/2036 (4)	2,295,289	1,866,761
Wells Fargo Mortgage Backed Securities Trust, Class 2A4, (Series 2006-AR8), 5.240%, 4/25/2036 (4)	1,325,942	1,087,014

		9,796,301

Total Collateralized Mortgage Obligations (identified cost $15,641,905)		14,545,075

Commercial Mortgage Securities — 8.4%

Private Sponsor — 8.4%
Bear Stearns Commercial Mortgage Securities, Class AM, (Series 2007-PW17), 5.915%, 6/11/2050 (4)	3,000,000	2,061,858
Citigroup Commercial Mortgage Trust, Class A4, (Series 2008-C7), 6.299%, 12/10/2049 (4)	3,000,000	2,657,547
Credit Suisse Mortgage Capital Certificates, Class AM, (Series 2007-C5), 5.869%, 9/15/2040 (4)	3,000,000	1,842,285
GS Mortgage Securities Corp. II, Class A3, (Series 2007-EOP), 0.456%, 3/6/2020 (4)(6)(7)	2,000,000	1,736,924
JP Morgan Chase Commercial Mortgage Securities Corp., Class A1, (Series 2007-FL1A), 0.648%, 7/15/2019 (4)(6)(7)	2,621,010	2,037,807

Description	Principal Amount	Value

Commercial Mortgage Securities (continued)

Private Sponsor (continued)
JP Morgan Chase Commercial Mortgage Securities Corp., Class A2, (Series 2008-C2), 5.855%, 2/12/2051	$ 3,000,000	$ 2,864,676
Lehman Brothers Commercial Mortgage Trust, Class A1, (Series 2007-LLFA), 0.573%, 6/15/2022 (4)(6)(7)	3,914,433	2,927,103
Merrill Lynch/Countrywide Commercial Mortgage Trust, Class A4, (Series 2007-9), 5.700%, 9/12/2049	2,000,000	1,523,198
Merrill Lynch/Countrywide Commercial Mortgage Trust, Class AM, (Series 2006-3), 5.456%, 7/12/2046 (4)	2,100,000	1,495,874

Total Commercial Mortgage Securities (identified cost $23,434,298)		19,147,272

Corporate Bonds & Notes — 28.7%

Advertising — 1.0%
WPP Finance UK, 8.000%, 9/15/2014	2,000,000	2,192,832

Aerospace/Defense — 0.9%
BAE Systems Holdings, Inc., 6.375%, 6/1/2019 (1)(6)(7)	2,000,000	2,173,706

Banks — 7.0%
Bank of America Corp., 6.500%, 8/1/2016	1,500,000	1,547,875
Bank of New York Mellon Corp., 5.125%, 8/27/2013	2,000,000	2,153,910
BB&T Corp., 3.850%, 7/27/2012 (1)	3,000,000	3,075,186
Citigroup, Inc., 6.375%, 8/12/2014 (1)	1,500,000	1,518,456
Credit Agricole SA/London, 6.637%, 5/29/2049 (4)(6)(7)	2,000,000	1,350,000
Credit Suisse/New York, 3.450%, 7/2/2012	3,000,000	3,063,009
Santander Issuances SA Unipersonal, 6.500%, 8/11/2019 (4)(6)(7)	1,500,000	1,558,194
Wells Fargo Capital XIII, 7.700%, 12/29/2049 (4)	2,000,000	1,750,000

		16,016,630

Building Materials — 1.3%
CRH America, Inc., 6.000%, 9/30/2016	3,000,000	2,948,964

Chemicals — 0.9%
Valspar Corp., 7.250%, 6/15/2019	2,000,000	2,131,688

Diversified Financial Services — 7.7%
American Honda Finance Corp., 6.700%, 10/1/2013 (6)(7)	2,000,000	2,131,808
Blackstone Holdings Finance Co. LLC, 6.625%, 8/15/2019 (6)(7)	1,500,000	1,514,097
Charles Schwab Corp., 4.950%, 6/1/2014	3,000,000	3,159,318
General Electric Capital Corp., 5.875%, 1/14/2038	2,000,000	1,781,140

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Aggregate Bond Fund (continued)

Description	Principal Amount	Value

Corporate Bonds & Notes (continued)

Diversified Financial Services (continued)
Genworth Global Funding Trusts, 5.200%, 10/8/2010	$ 2,000,000	$ 1,975,384
Invesco, Ltd., 5.375%, 12/15/2014	1,958,000	1,869,193
Lehman Brothers Holdings, Inc., 5.625%, 1/24/2013 (2)(12)	3,000,000	562,500
Lehman Brothers Holdings, Inc., 6.000%, 7/19/2012 (2)(12)	3,000,000	540,000
Macquarie Group, Ltd., 7.300%, 8/1/2014 (1)(6)(7)	2,000,000	2,081,918
Merrill Lynch & Co., Inc., 6.875%, 4/25/2018	2,000,000	2,045,468

		17,660,826

Healthcare-Products — 2.0%
CareFusion Corp., 5.125%, 8/1/2014 (6)(7)	3,000,000	3,113,043
St. Jude Medical, Inc., 4.875%, 7/15/2019	1,500,000	1,535,374

		4,648,417

Home Furnishings — 0.9%
Whirlpool Corp., 8.000%, 5/1/2012	2,000,000	2,129,568

Insurance — 3.1%
Genworth Life Institutional Funding Trust, 5.875%, 5/3/2013 (6)(7)	2,000,000	1,878,278
Progressive Corp., 6.700%, 6/15/2037 (4)	4,000,000	3,219,584
Prudential Financial, Inc., 6.000%, 12/1/2017	2,000,000	1,997,516

		7,095,378

Iron/Steel — 0.9%
ArcelorMittal, 5.375%, 6/1/2013	2,000,000	2,017,348

Media — 2.0%
Comcast Corp., 6.950%, 8/15/2037	2,000,000	2,271,058
Time Warner Cable, Inc., 6.750%, 7/1/2018 (1)	2,000,000	2,213,162

		4,484,220

Miscellaneous Manufacturing — 1.0%
Smiths Group PLC, 7.200%, 5/15/2019 (6)(7)	2,000,000	2,185,698

Total Corporate Bonds & Notes (identified cost $68,697,504)		65,685,275

U.S. Government & U.S. Government Agency Obligations — 36.8%

U.S. Treasury Bonds & Notes — 36.8%
2.250%, 5/31/2014 (1)	15,000,000	14,968,365
2.750%, 2/15/2019 (1)	10,000,000	9,469,540
3.125%, 5/15/2019 (1)	15,000,000	14,648,445
3.250%, 5/31/2016 (1)	15,000,000	15,270,705
3.250%, 6/30/2016 (1)	15,000,000	15,257,820
3.250%, 7/31/2016 (1)	5,000,000	5,078,130
3.500%, 2/15/2039 (1)	5,000,000	4,418,755
4.250%, 5/15/2039 (1)	5,000,000	5,057,035

Total U.S. Government & U.S. Government Agency Obligations (identified cost $82,879,804)		84,168,795

Description	Principal Amount	Value

U.S. Government Agency-Mortgage Securities — 40.6%

Federal Home Loan Mortgage Corporation — 1.3%
5.000%, 11/1/2035 (1)	$ 2,839,678	$ 2,926,922

Federal National Mortgage Association — 39.3%
4.500%, 9/14/2039 (5)	10,000,000	10,056,250
5.000%, 7/1/2022	4,446,261	4,644,399
5.000%, 1/1/2037 (1)	7,057,368	7,263,161
5.000%, 6/1/2039 (1)	4,936,980	5,074,772
5.000%, 9/14/2039 (5)	10,000,000	10,264,060
5.500%, 5/1/2037 (1)	12,078,436	12,598,606
5.500%, 7/1/2038 (1)	1,595,890	1,664,031
5.500%, 9/14/2039 (5)	10,000,000	10,410,940
6.000%, 9/14/2039 (5)	25,000,000	26,308,600
6.500%, 11/1/2037 (1)	1,469,487	1,568,993

		89,853,812

Total U.S. Government Agency-Mortgage Securities
(identified cost $89,361,139)		92,780,734

Short-Term Investments — 47.5%

Collateral Pool Investment for Securities on Loan — 45.3%
(See Note 2 of the Financial Statements)		103,700,284

Repurchase Agreement — 2.2%
Agreement with Morgan Stanley & Co., Inc., 0.190%, dated 8/31/2009, to be repurchased at $4,932,887 on 9/1/2009, collateralized by U.S. Government Agency Obligations with various maturities to 4/19/2017, with a market value of $5,078,744 (at amortized cost)	4,932,861	4,932,861

Total Short-Term Investments (identified cost $108,633,145)		108,633,145

Total Investments — 169.2% (identified cost $390,647,580)		387,032,920
Other Assets and Liabilities — (69.2)%		(158,304,843)

Total Net Assets — 100.0%		$228,728,077

Core Plus Bond Fund

Description	Principal Amount	Value
Asset-Backed Securities — 5.6%

Automobiles — 5.6%
Ford Credit Auto Owner Trust, Class A3, (Series 2006-B), 5.260%, 10/15/2010	$ 42,736	$ 42,813
Ford Credit Auto Owner Trust, Class A4, (Series 2006-A), 5.070%, 12/15/2010	1,101,549	1,114,784
Honda Auto Receivables Owner Trust, Class A3, (Series 2006-3), 5.120%, 10/15/2010	680,104	683,076
Honda Auto Receivables Owner Trust, Class A4, (Series 2006-1), 5.080%, 7/18/2011	1,171,184	1,196,718

Total Asset-Backed Securities (identified cost $3,023,228)		3,037,391

(See Notes which are an integral part of the Financial Statements)

August 31, 2009

Schedule of Investments

Core Plus Bond Fund (continued)

Description	Principal Amount	Value

Commercial Mortgage Securities — 4.6%

Private Sponsor — 4.6%
Bear Stearns Commercial Mortgage Securities, Class A4, (Series 2007-T28), 5.742%, 9/11/2042 (4)	$ 500,000	$ 464,307
CS First Boston Mortgage Securities Corp., Class A2, (Series 2005-C5), 5.100%, 8/15/2038 (4)	1,000,000	1,014,377
JP Morgan Chase Commercial Mortgage Securities Corp., Class A2, (Series 2005-CB13), 5.247%, 1/12/2043	1,000,000	999,339

Total Commercial Mortgage Securities (identified cost $2,229,178)		2,478,023

Corporate Bonds & Notes — 47.6%

Agriculture — 2.9%
Altria Group, Inc., 10.200%, 2/6/2039	250,000	335,894
Bunge, Ltd. Finance Corp., 8.500%, 6/15/2019	500,000	564,938
Reynolds American, Inc., 7.750%, 6/1/2018	650,000	680,296

		1,581,128

Auto Manufacturers — 1.3%
Daimler Finance North America LLC, 7.200%, 9/1/2009	350,000	350,000
Daimler Finance North America LLC, 8.000%, 6/15/2010	350,000	363,671

		713,671

Banks — 1.5%
Goldman Sachs Group, Inc., 7.500%, 2/15/2019	700,000	807,307

Biotechnology — 0.5%
Amgen, Inc., 6.400%, 2/1/2039	250,000	285,204

Chemicals — 1.1%
Dow Chemical Co., 9.400%, 5/15/2039	500,000	608,500

Diversified Financial Services — 3.3%
Blackstone Holdings Finance Co. LLC, 6.625%, 8/15/2019 (6)(7)	400,000	403,759
Caterpillar Financial Services Corp., 1.354%, 6/24/2011 (4)	250,000	251,161
General Electric Capital Corp., 6.875%, 1/10/2039	500,000	497,440
Jefferies Group, Inc., 8.500%, 7/15/2019	350,000	362,329
Merrill Lynch & Co., Inc., 6.875%, 4/25/2018	250,000	255,684

		1,770,373

Electric — 1.1%
CenterPoint Energy Houston Electric LLC, 7.000%, 3/1/2014	250,000	278,237
Progress Energy, Inc., 7.050%, 3/15/2019	250,000	288,975

		567,212

Description	Principal Amount	Value

Corporate Bonds & Notes (continued)

Environmental Control — 0.5%
Waste Management, Inc., 7.375%, 3/11/2019	$ 250,000	$ 286,278

Forest Products & Paper — 0.5%
International Paper Co., 8.700%, 6/15/2038	250,000	257,899

Healthcare-Products — 2.0%
Boston Scientific Corp., 7.000%, 11/15/2035	250,000	223,125
Hospira, Inc., 6.400%, 5/15/2015	500,000	546,201
Medtronic, Inc., 6.500%, 3/15/2039	250,000	295,575

		1,064,901

Healthcare-Services — 2.4%
Humana, Inc., 8.150%, 6/15/2038	250,000	223,440
Quest Diagnostics, Inc., 6.400%, 7/1/2017	250,000	267,027
Roche Holdings, Inc., 7.000%, 3/1/2039 (6)(7)	300,000	375,390
UnitedHealth Group, Inc., 1.768%, 2/7/2011 (4)	450,000	448,891

		1,314,748

Home Furnishings — 1.4%
Whirlpool Corp., 8.600%, 5/1/2014	700,000	769,535

Insurance — 2.8%
Aflac, Inc., 8.500%, 5/15/2019	700,000	814,658
American Financial Group, Inc., 9.875%, 6/15/2019	250,000	261,382
Marsh & McLennan Cos., Inc., 9.250%, 4/15/2019	350,000	431,430

		1,507,470

Lodging — 0.7%
Wyndham Worldwide Corp., 6.000%, 12/1/2016	400,000	348,948

Media — 2.0%
CBS Corp., 8.875%, 5/15/2019	500,000	538,646
Time Warner Entertainment Co. LP, 10.150%, 5/1/2012	250,000	291,516
Viacom, Inc., 6.125%, 10/5/2017	250,000	264,658

		1,094,820

Mining — 1.6%
Rio Tinto Finance USA, Ltd., 8.950%, 5/1/2014	350,000	408,314
Rio Tinto Finance USA, Ltd., 9.000%, 5/1/2019	400,000	479,920

		888,234

Miscellaneous Manufacturing — 0.9%
Tyco Electronics Group SA, 7.125%, 10/1/2037	500,000	501,532

Oil & Gas — 6.9%
Ecopetrol SA, 7.625%, 7/23/2019 (6)(7)	500,000	535,650
EnCana Corp., 6.500%, 5/15/2019	750,000	830,944
Hess Corp., 8.125%, 2/15/2019	250,000	296,329
Nabors Industries, Inc., 9.250%, 1/15/2019	250,000	293,883
Nexen, Inc., 7.500%, 7/30/2039	650,000	682,930
Talisman Energy, Inc., 7.750%, 6/1/2019	700,000	816,001

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Core Plus Bond Fund (continued)

Description	Principal Amount	Value

Corporate Bonds & Notes (continued)

Oil & Gas (continued)
Valero Energy Corp., 9.375%, 3/15/2019	$ 250,000	$ 288,768

		3,744,505

Oil & Gas Services — 1.1%
Halliburton Co., 7.450%, 9/15/2039	250,000	309,386
Weatherford International, Ltd., 9.625%, 3/1/2019	250,000	304,211

		613,597

Packaging & Containers — 1.8%
Ball Corp., 7.125%, 9/1/2016	150,000	150,750
Bemis Co., Inc., 6.800%, 8/1/2019	750,000	817,288

		968,038

Pharmaceuticals — 2.4%
Express Scripts, Inc., 6.250%, 6/15/2014	500,000	547,015
McKesson Corp., 7.500%, 2/15/2019	350,000	411,063
Pfizer, Inc., 7.200%, 3/15/2039	250,000	314,956

		1,273,034

Pipelines — 1.7%
Energy Transfer Partners LP, 9.000%, 4/15/2019	250,000	301,623
Kinder Morgan Energy Partners LP, 9.000%, 2/1/2019	250,000	302,532
TransCanada Pipelines, Ltd., 7.625%, 1/15/2039	250,000	311,504

		915,659

Retail — 3.4%
AutoZone, Inc., 5.750%, 1/15/2015	600,000	632,578
CVS Caremark Corp., 6.600%, 3/15/2019	250,000	283,585
Home Depot, Inc., 5.875%, 12/16/2036	350,000	337,981
Staples, Inc., 9.750%, 1/15/2014	250,000	293,738
TJX Cos., Inc., 6.950%, 4/15/2019	250,000	294,560

		1,842,442

Semiconductors — 0.2%
Kla-Tencor Corp., 6.900%, 5/1/2018	100,000	102,439

Telecommunications — 3.0%
British Telecommunications PLC, 5.950%, 1/15/2018	200,000	203,994
Rogers Communications, Inc., 8.000%, 12/15/2012	650,000	676,812
Telecom Italia Capital SA, 0.963%, 2/1/2011 (4)	250,000	246,424
TELUS Corp., 8.000%, 6/1/2011	250,000	272,212
Vodafone Group PLC, 0.969%, 6/15/2011 (4)	250,000	248,325

		1,647,767

Transportation — 0.6%
FedEx Corp., 8.000%, 1/15/2019	250,000	299,820

Total Corporate Bonds & Notes (identified cost $22,470,694)		25,775,061

Description	Shares or Principal Amount	Value

U.S. Government & U.S. Government Agency Obligations — 18.4%

Federal National Mortgage Association — 4.6%
6.000%, 7/2/2024	$1,500,000	$ 1,506,643
6.000%, 7/8/2024	1,000,000	1,003,388

		2,510,031

U.S. Treasury Bonds & Notes — 13.8%
2.375%, 4/15/2011	1,629,585	1,670,325
3.500%, 1/15/2011	1,858,425	1,931,600
3.500%, 2/15/2018	1,500,000	1,519,689
4.250%, 1/15/2010	1,281,660	1,294,876
4.375%, 2/15/2038	500,000	515,860
4.500%, 2/15/2036	500,000	526,251

		7,458,601

Total U.S. Government & U.S. Government Agency Obligations (identified cost $10,052,377)		9,968,632

U.S. Government Agency-Mortgage Securities — 18.1%

Federal Home Loan Mortgage Corporation — 2.8%
5.000%, 2/1/2039	1,481,636	1,523,452

Federal National Mortgage Association — 3.8%
6.000%, 12/1/2038	872,296	919,354
6.500%, 10/1/2037	1,056,049	1,132,015

		2,051,369

Government National Mortgage Association — 11.5%
5.500%, 2/15/2039	1,966,970	2,059,402
6.000%, 10/15/2038	692,163	731,111
6.000%, 12/15/2038	1,896,808	2,003,541
6.000%, 1/15/2039	1,357,567	1,433,957

		6,228,011

Total U.S. Government Agency-Mortgage Securities
(identified cost $9,660,340)		9,802,832

Short-Term Investments — 4.8%

Mutual Funds — 3.0%
Marshall Prime Money Market Fund, Class I (13)	1,599,638	1,599,638

U.S. Treasury Bills — 1.8%
0.160%, 10/8/2009 (11)	$1,000,000	999,908

Total Short-Term Investments (identified cost $2,599,474)		2,599,546

Total Investments — 99.1% (identified cost $50,035,291)		53,661,485
Other Assets and Liabilities — 0.9%		462,289

Total Net Assets — 100.0%		$54,123,774

(See Notes which are an integral part of the Financial Statements)

August 31, 2009

Schedule of Investments

Government Money Market Fund

Description	Principal Amount	Value
Corporate Bonds & Notes — 1.1%

Diversified Financial Services — 1.1%
General Electric Capital Corp., 0.598%, 7/8/2010 (4)	$ 10,000,000	$ 10,000,000

Total Corporate Bonds & Notes		10,000,000

U.S. Government & U.S. Government Agency Obligations — 47.8%

Federal Home Loan Bank — 21.7%
0.275%, 11/19/2010 (4)	25,000,000	24,993,909
0.323%, 10/23/2009 (4)	55,000,000	55,002,191
0.350%, 1/11/2010 (4)	10,000,000	9,999,216
0.388%, 1/8/2010 (4)	20,000,000	19,998,579
0.396%, 2/19/2010 (4)	25,000,000	24,968,854
0.500%, 5/18/2010	30,000,000	30,000,000
0.625%, 8/17/2010	25,000,000	25,000,000

		189,962,749

Federal Home Loan Mortgage Corporation — 20.4%
0.324%, 2/9/2010 (4)	24,000,000	24,007,593
0.325%, 8/10/2010 (4)	55,000,000	55,000,000
0.437%, 12/7/2009 (4)	50,000,000	49,993,910
0.580%, 9/24/2010 (4)	50,000,000	49,989,399

		178,990,902

Federal National Mortgage Association — 5.7%
0.400%, 7/13/2010 (4)	50,000,000	49,983,868

Total U.S. Government & U.S. Government Agency Obligations		418,937,519

Repurchase Agreements — 51.1%
Agreement with Barclay’s Capital, Inc., 0.210%, dated 8/31/2009, to be repurchased at $125,000,729 on 9/01/2009, collateralized by a U.S. Government Treasury Bill with a maturity of 10/29/2009, with a market value of $127,500,002	125,000,000	125,000,000
Agreement with Cantor Fitzgerald, Inc., 1.000%, dated 8/31/2009, to be repurchased at $115,003,194 on 9/01/2009, collateralized by U.S. Government Agency Obligations with various maturities to 9/25/2034, with a market value of $117,300,001	115,000,000	115,000,000
Agreement with Deutsche Bank Alex Brown, Inc., 0.210%, dated 8/31/2009, to be repurchased at $125,000,729 on 9/01/2009, collateralized by U.S. Government Agency Obligations with various maturities to 2/01/2039, with a market value of $127,500,000	125,000,000	125,000,000

Description	Principal Amount	Value

Repurchase Agreements (continued)

Agreement with Fixed Income Clearing Corporation, 0.070%, dated 8/31/2009, to be repurchased at $17,420,115 on 9/01/2009, collateralized by a U.S. Government Agency Obligation with a maturity of 11/17/2009, with a market value of $17,771,110

	$ 17,420,081	$ 17,420,081
Agreement with Morgan Stanley & Co., 0.200%, dated 8/31/2009, to be repurchased at $25,000,139 on 9/01/2009, collateralized by a U.S. Government Agency Obligation with a maturity of 8/01/2039, with a market value of $25,587,357	25,000,000	25,000,000
Agreement with Morgan Stanley & Co., Inc., Private Label CMO, 0.430%, dated 8/31/2009, to be repurchased at $40,000,478 on 9/01/2009, collateralized by Corporate Obligations with various maturities to 6/13/2040, with a market value of 42,800,000	40,000,000	40,000,000

Total Repurchase Agreements		447,420,081

Total Investments — 100.0% (at amortized cost)		876,357,600
Other Assets and Liabilities — 0.0%		(18,984)

Total Net Assets — 100.0%		$876,338,616

Tax-Free Money Market Fund

Description	Principal Amount	Value
Municipals — 99.4%

Alabama — 3.3%
City of Gardendale, Multi-Family Housing, Revenue Bonds, 0.480%, 10/1/2032, Call Date 9/1/2009 (4)	$ 1,465,000	$ 1,465,000
City of Gardendale, Multi-Family Housing, Revenue Bonds, 0.480%, 10/1/2032, Call Date 9/1/2009 (4)	1,584,000	1,584,000
City of Gardendale, Multi-Family Housing, Revenue Bonds, 0.480%, 10/1/2032, Call Date 9/1/2009 (4)	3,200,000	3,200,000
JP Morgan Chase Putters/Drivers Trust, Higher Education, Revenue Bonds, 0.540%, 12/1/2029, Call Date 6/1/2016 (4)(6)(7)	4,845,000	4,845,000

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Alabama (continued)
Mobile Industrial Development Board, Pollution, Revenue Bonds, 1.400%, 7/16/2010 (4)	$10,000,000	$ 10,000,000
Mobile Industrial Development Board, Pollution, Revenue Bonds, 1.400%, 7/16/2010 (4)	12,000,000	12,000,000

		33,094,000

Arizona — 2.1%
Arizona Health Facilities Authority, Medical, Revenue Bonds, 0.550%, 2/1/2042, Call Date 2/1/2013 (4)	8,000,000	8,000,000
Greater Arizona Development Authority, Facilities, Revenue Bonds, 0.470%, 8/1/2015 (4)	2,680,000	2,680,000
Puttable Floating Option Tax-Exempt Receipts, Medical, Revenue Bonds, 1.500%, 2/1/2042, Call Date 2/1/2013 (4)	10,000,000	10,000,000

		20,680,000

California — 3.9%
California Educational Facilities Authority, Higher Education, Revenue Bonds, 0.290%, 9/15/2022 (4)(6)(7)	9,495,000	9,495,000
County of San Diego, General, Certificate of Participation, 0.450%, 11/1/2034, Call Date 9/1/2009 (4)	3,955,000	3,955,000
Fontana Unified School District, School District, GO UT, 0.840%, 2/1/2016 (4)	3,765,000	3,765,000
State of California, General Obligation, GO UT, 0.460%, 3/1/2035, Call Date 3/1/2016 (4)	12,250,000	12,250,000
State of California, General Obligation, GO UT, 0.840%, 2/1/2015 (4)	4,995,000	4,995,000
Sweetwater Union High School District, School District, GO UT, 0.840%, 8/1/2013 (4)	3,620,000	3,620,000

		38,080,000

Colorado — 1.4%
Colorado Educational & Cultural Facilities Authority, General, Revenue Bonds, 0.180%, 6/1/2037, Call Date 10/1/2009 (4)	2,700,000	2,700,000
Colorado Health Facilities Authority, Medical, Revenue Bonds, 1.300%, 11/15/2034, Call Date 9/1/2009 (4)	4,800,000	4,800,000
County of Pueblo, Medical, Revenue Bonds, 2.000%, 11/1/2028, Call Date 11/20/2009 (4)	1,500,000	1,500,000

Description	Principal Amount	Value
Municipals (continued)

Colorado (continued)
Denver City & County, Development, Revenue Bonds, 0.420%, 7/1/2029, Call Date 9/2/2009 (4)	$ 1,700,000	$ 1,700,000
JPMorgan Chase Putters/Drivers Trust, Single Family Housing, Revenue Bonds, 0.490%, 11/1/2016 (4)(6)(7)	3,250,000	3,250,000

		13,950,000

Connecticut — 0.4%
Connecticut State Health & Educational Facility Authority, Medical, Revenue Bonds, Assured Guaranty Corp., 0.740%, 1/1/2016 (4)	3,575,000	3,575,000

District of Columbia — 0.7%
District of Columbia, Education, Revenue Bonds, 0.530%, 10/1/2023, Call Date 9/1/2009 (4)	4,330,000	4,330,000
District of Columbia, General, Revenue Bonds, 0.530%, 3/1/2026, Call Date 9/1/2009 (4)	2,170,000	2,170,000

		6,500,000

Florida — 12.4%
Brevard County Health Facilities Authority, Medical, Revenue Bonds, 1.400%, 1/1/2034, Call Date 9/1/2009 (4)	5,900,000	5,900,000
Broward County School Board, General, Certificate of Participation, 0.840%, 1/1/2016 (4)	4,995,000	4,995,000
Citizens Property Insurance Corp., General, Revenue Notes, 4.500%, 6/1/2010	35,000,000	35,222,212
City of Gulf Breeze, General, Revenue Bonds, 5.000%, 12/1/2009 (4)	16,900,000	16,900,945
County of Alachua, General, Revenue Bonds, 0.530%, 6/1/2025, Call Date 9/1/2009 (4)	2,965,000	2,965,000
County of Brevard, Education, Revenue Bonds, 0.530%, 10/1/2019, Call Date 10/1/2009 (4)	2,705,000	2,705,000
County of Escambia, Pollution, Revenue Bonds, 1.750%, 4/21/2010 (4)	16,000,000	16,000,000
Highlands County Health Facilities Authority, Medical, Revenue Bonds, 1.450%, 11/15/2025, Call Date 9/1/2009 (4)	11,415,000	11,415,000
Highlands County Health Facilities Authority, Medical, Revenue Bonds, 1.930%, 11/15/2035, Call Date 9/1/2009 (4)	10,000,000	10,000,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2009

Schedule of Investments

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Florida (continued)
JPMorgan Chase Putters/Drivers Trust, Water, Revenue Bonds, 0.890%, 11/1/2015 (4)(6)(7)	$ 3,700,000	$ 3,700,000
Orange County Industrial Development Authority, Education, Revenue Bonds, 0.530%, 10/1/2023, Call Date 10/1/2009 (4)	3,360,000	3,360,000
Polk County School Board, General, Certificate of Participation, 0.200%, 1/1/2023, Call Date 9/1/2009 (4)	2,500,000	2,500,000
Puttable Floating Option Tax-Exempt Receipts, General, Certificate of Participation, 0.650%, 7/1/2023, Call Date 7/1/2016 (4)	6,675,000	6,675,000

		122,338,157

Georgia — 4.3%
Albany-Dougherty County Hospital Authority, Medical, Revenue Bonds, 0.350%, 9/1/2032, Call Date 9/1/2009 (4)	13,465,000	13,465,000
Cobb County Hospital Authority, Medical, Revenue Bonds, 0.300%, 4/1/2036, Call Date 9/1/2009 (4)	7,000,000	7,000,000
Gwinnett County Development Authority, Medical, Revenue Bonds, 1.600%, 10/1/2033, Call Date 9/1/2009 (4)	4,400,000	4,400,000
Marietta Housing Authority, Multi-Family Housing, Revenue Bonds, 0.340%, 7/1/2024, Call Date 9/1/2009 (4)	12,185,000	12,185,000
Rome-Floyd County Development Authority, Facilities, Revenue Bonds, 0.490%, 11/1/2011 (4)	3,500,000	3,500,000
Savannah Economic Development Authority, Medical, Revenue Bonds, 1.450%, 3/1/2018, Call Date 9/1/2009 (4)	2,045,000	2,045,000

		42,595,000

Illinois — 7.1%
Austin Trust Various States, Medical, Revenue Bonds, 0.540%, 8/15/2047, Call Date 8/15/2018 (4)	3,445,000	3,445,000
City of Chicago, Airport, Revenue Bonds, 0.790%, 1/1/2014 (4)	9,805,000	9,805,000
Illinois Finance Authority, Education, Revenue Bonds, 0.320%, 4/1/2037, Call Date 9/1/2009 (4)	8,435,000	8,435,000

Description	Principal Amount	Value
Municipals (continued)

Illinois (continued)
Illinois Finance Authority, Medical, Revenue Bonds, 0.130%, 8/1/2043, Call Date 9/1/2009 (4)	$ 4,500,000	$ 4,500,000
Illinois Finance Authority, Medical, Revenue Bonds, 0.130%, 8/1/2043, Call Date 9/1/2009 (4)	1,500,000	1,500,000
Illinois Finance Authority, Medical, Revenue Bonds, 0.620%, 5/1/2038, Call Date 9/1/2009 (4)	6,200,000	6,200,000
Illinois Health Facilities Authority, Medical, Revenue Bonds, 0.460%, 7/1/2029, Call Date 7/1/2012 (4)	5,850,000	5,850,000
Phoenix Realty Special Account-U LP, Multi-Family Housing, Revenue Bonds, 0.530%, 4/1/2020, Call Date 9/1/2009 (4)	4,075,000	4,075,000
Term Tender Custodial Receipts, Medical, Revenue Bonds, 1.750%, 10/2/2009 (6)	20,000,000	20,001,694
Upper Illinois River Valley Development Authority, Development, Revenue Bonds, 0.410%, 8/1/2033, Call Date 9/1/2009 (4)	6,335,000	6,335,000

		70,146,694

Indiana — 1.3%
Dekko Foundation Educational Facilities Tax Exempt Income Trust, Education, Revenue Bonds, 0.320%, 4/1/2021, Call Date 9/1/2009 (4)	2,150,000	2,150,000
Indiana Finance Authority, Education, Revenue Bonds, 0.480%, 6/1/2038, Call Date 9/1/2009 (4)	7,450,000	7,450,000
Indiana Finance Authority, Medical, Revenue Bonds, 0.200%, 3/1/2036, Call Date 9/1/2009 (4)	3,000,000	3,000,000

		12,600,000

Iowa — 3.2%
Iowa Finance Authority, Development, Revenue Bonds, 0.500%, 6/1/2036, Call Date 9/1/2009 (4)	21,000,000	21,000,000
Iowa Finance Authority, Higher Education, Revenue Bonds, 0.200%, 10/1/2038, Call Date 9/1/2009 (4)	2,000,000	2,000,000
Iowa Higher Education Loan Authority, Higher Education, Revenue Bonds, 0.200%, 3/1/2030, Call Date 9/1/2009 (4)	8,125,000	8,125,000

		31,125,000

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Kansas — 1.7%
City of Burlington, Pollution, Revenue Bonds, 1.500%, 9/22/2009	$ 3,400,000	$ 3,400,000
City of Burlington, Pollution, Revenue Bonds, 1.500%, 9/22/2009	9,200,000	9,200,000
City of Burlington, Pollution, Revenue Bonds, 1.500%, 9/24/2009	3,900,000	3,900,000

		16,500,000

Kentucky — 0.3%
Hancock County, 0.490%, 7/1/2011 (4)	1,000,000	1,000,000
Hancock County, 0.490%, 7/1/2012 (4)	1,685,000	1,685,000

		2,685,000

Louisiana — 0.3%
Lafayette Parish Industrial Development Board, Development, Revenue Bonds, 0.820%, 12/15/2014, Call Date 9/1/2009 (4)	1,455,000	1,455,000
Louisiana Public Facilities Authority, Medical, Revenue Bonds, 0.840%, 1/1/2022 (4)	1,665,000	1,665,000

		3,120,000

Maryland — 1.7%
County of Washington, Nursing Homes, Revenue Bonds, 0.470%, 11/1/2032, Call Date 9/1/2009 (4)	12,000,000	12,000,000
Maryland Health & Higher Educational Facilities Authority, Nursing Homes, Revenue Bonds, 0.440%, 1/1/2037, Call Date 9/1/2009 (4)	4,700,000	4,700,000

		16,700,000

Massachusetts — 1.1%
BB&T Municipal Trust, General, 0.430%, 10/1/2028 (4)(6)(7)	10,700,000	10,700,000

Michigan — 1.0%
Charter Township of Holland, General, Revenue Bonds, 0.730%, 10/1/2028, Call Date 9/1/2009 (4)	4,065,000	4,065,000
Michigan Strategic Fund, Nursing Homes, Revenue Bonds, 0.480%, 2/1/2032, Call Date 9/1/2009 (4)	5,685,000	5,685,000

		9,750,000

Minnesota — 3.3%
City of Bloomington, Development, Revenue Bonds, 0.340%, 12/1/2015 (4)	3,310,000	3,310,000
City of Bloomington, Development, Revenue Bonds, 0.340%, 12/1/2015, Call Date 9/1/2009 (4)	3,405,000	3,405,000

Description	Principal Amount	Value
Municipals (continued)

Minnesota (continued)
City of Mendota Heights, Education, Revenue Bonds, 0.480%, 11/1/2024, Call Date 9/1/2009 (4)	$ 3,705,000	$ 3,705,000
Minnesota Higher Education Facilities Authority, Higher Education, Revenue Bonds, 0.480%, 10/1/2032, Call Date 9/1/2009 (4)	14,860,000	14,860,000
SCA Tax Exempt Trust, Multi-Family Housing, Revenue Bonds, 1.200%, 1/1/2030 (4)	6,910,000	6,910,000

		32,190,000

Mississippi — 3.2%
Mississippi Business Finance Corp., Utilities, Revenue Bonds, 2.750%, 5/1/2037, Call Date 11/1/2009 (4)	11,700,000	11,700,000
Mississippi Business Finance Corp., Utilities, Revenue Bonds, 2.750%, 5/1/2037, Call Date 11/1/2009 (4)	4,750,000	4,750,000
Mississippi Development Bank Special Obligation, Medical, Revenue Bonds, 0.250%, 10/1/2036, Call Date 9/1/2009 (4)	5,000,000	5,000,000
Puttable Floating Option Tax-Exempt Receipts, General, Revenue Bonds, 0.770%, 1/1/2030 (4)	9,920,000	9,920,000

		31,370,000

Missouri — 0.1%
Missouri State Health & Educational Facilities Authority, Nursing Homes, Revenue Bonds, 0.180%, 8/1/2037, Call Date 9/1/2009 (4)	1,495,000	1,495,000

Montana — 0.4%
Montana Board of Investment, General, Revenue Bonds, 0.340%, 9/1/2010 (4)	3,925,000	3,925,000

Nebraska — 0.1%
Nebraska Investment Finance Authority, Multi-Family Housing, Revenue Bonds, 1.320%, 9/1/2031, Call Date 9/1/2009 (4)	600,000	600,000

Nevada — 1.0%
Las Vegas Valley Water District, General Obligation, GO, 0.420%, 6/1/2011 (4)	5,280,000	5,280,000
Nevada Housing Division, Single Family Housing, Revenue Bonds, 0.320%, 4/1/2039, Call Date 9/1/2009 (4)	5,000,000	5,000,000

		10,280,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2009

Schedule of Investments

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

New Hampshire — 2.2%
New Hampshire Health & Education Authority, Medical, Revenue Bonds, 0.200%, 1/1/2031, Call Date 9/1/2009 (4)	$ 5,000,000	$ 5,000,000
New Hampshire Health & Education Facilities Authority, Medical, Revenue Bonds, 0.840%, 8/1/2011 (4)	8,690,000	8,690,000
New Hampshire Health & Education Facilities Authority, Nursing Homes, Revenue Bonds, 0.450%, 10/1/2038, Call Date 9/1/2009 (4)	8,000,000	8,000,000

		21,690,000

New Jersey — 0.3%
JP Morgan Chase Putters/Drivers Trust, Transportation, Revenue Bonds, 0.890%, 12/15/2013 (4)(6)(7)	2,775,000	2,775,000

New York — 3.2%
JPMorgan Chase Putters/Drivers Trust, General, Revenue Bonds, 0.420%, 5/15/2014 (4)	8,370,000	8,370,000
New York City Industrial Development Agency, General, Revenue Bonds, 0.440%, 3/1/2030, Call Date 9/1/2009 (4)	4,600,000	4,600,000
New York State Thruway Authority, Transportation, Revenue Bonds, 0.540%, 1/1/2014 (4)	4,995,000	4,995,000
Onondaga County Industrial Development Agency, Development, Revenue Bonds, 0.440%, 12/1/2021, Call Date 12/3/2009 (4)	4,650,000	4,650,000
Suffolk County Industrial Development Agency, Development, Revenue Bonds, 0.850%, 4/1/2018, Call Date 9/2/2009 (4)	3,785,000	3,785,000
Tompkins County Industrial Development Agency, Higher Education, Revenue Bonds, 2.000%, 1/1/2038 (4)	4,925,000	4,925,000

		31,325,000

Ohio — 8.9%
City of Brunswick, General Obligation, GO, 2.125%, 10/1/2009	3,190,000	3,192,395
City of Brunswick, General Obligation, GO UT, 2.125%, 11/19/2009	1,450,000	1,453,180
County of Erie, General Obligation, Revenue Bonds, 1.100%, 8/15/2046, Call Date 10/2/2009 (4)	11,000,000	11,000,000

Description	Principal Amount	Value
Municipals (continued)

Ohio (continued)
County of Lawrence, Development, Revenue Bonds, 0.490%, 11/1/2011 (4)	$ 3,250,000	$ 3,250,000
County of Montgomery, Development, Revenue Bonds, 0.490%, 10/1/2009 (4)	4,700,000	4,700,000
Montgomery County Transportation Improvement District, General, Revenue Notes, 2.875%, 11/4/2009, Call Date 10/2/2009	10,000,000	10,000,000
Ohio State Higher Educational Facility Commission, Medical, Revenue Bonds, 0.460%, 1/15/2046, Call Date 1/15/2017 (4)	11,250,000	11,250,000
Puttable Floating Option Tax-Exempt Receipts, General, Revenue Bonds, 1.020%, 10/1/2030 (4)	25,730,000	25,730,000
Puttable Floating Option Tax-Exempt Receipts, Higher Education, Revenue Bonds, 1.600%, 6/1/2037 (4)	11,065,000	11,065,000
University of Cincinnati, Higher Education, Revenue Notes, 2.000%, 7/21/2010	6,350,000	6,394,393

		88,034,968

Oklahoma — 0.4%
Oklahoma Industries Authority, Education, Revenue Bonds, 0.820%, 8/1/2018, Call Date 9/1/2009 (4)	1,355,000	1,355,000
Tulsa Industrial Authority, General, Revenue Bonds, 0.690%, 11/1/2026, Call Date 9/1/2009 (4)	2,905,000	2,905,000

		4,260,000

Pennsylvania — 2.8%
Allegheny County Industrial Development Authority, Development, Revenue Bonds, 0.490%, 7/1/2010 (4)	3,100,000	3,100,000
Crawford Central School District, School District, GO, 2.500%, 2/15/2010	2,260,000	2,267,504
Dauphin County General Authority, Development, Revenue Bonds, 0.340%, 1/1/2029, Call Date 10/2/2009 (4)	8,000,000	8,000,000
JP Morgan Chase Putters/Drivers Trust, General Obligation, Revenue Bonds, 0.840%, 6/1/2015 (4)(6)(7)	4,800,000	4,800,000
Pennsylvania State Public School Building Authority, General Obligation, Revenue Bonds, 0.540%, 12/1/2014 (4)	2,970,000	2,970,000
Reading School District, School District, GO UT, 0.840%, 1/15/2014 (4)	6,260,000	6,260,000

		27,397,504

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Puerto Rico — 2.3%
Puerto Rico Housing Finance Authority, Multi-Family Housing, Revenue Bonds, 0.390%, 6/1/2012 (4)	$ 9,050,000	$ 9,050,000
Puerto Rico Industrial Medical & Envirmonmental Pollution Control Facilities Financing Authority, Development, Revenue Bonds, 2.000%, 3/1/2013 (4)	7,605,000	7,605,000
Puerto Rico Industrial Medical & Envirmonmental Pollution Control Facilities Financing Authority, Pollution, Revenue Bonds, 2.000%, 3/1/2023, Call Date 3/1/2010 (4)	5,770,000	5,770,000

		22,425,000

Rhode Island — 1.0%
Rhode Island Health & Educational Building Corp., Higher Education, Revenue Bonds, 1.650%, 11/1/2036, Call Date 9/1/2009 (4)	3,355,000	3,355,000
Rhode Island Health & Educational Building Corp., Higher Education, Revenue Bonds, 1.850%, 3/1/2034, Call Date 9/1/2009 (4)	7,000,000	7,000,000

		10,355,000

South Carolina — 3.8%
County of York, Pollution, Revenue Bonds, 4.000%, 3/1/2010 (4)	30,000,000	30,000,000
JPMorgan Chase Putters/Drivers Trust, School District, GO UT, 0.440%, 1/15/2010 (4)(6)(7)	4,985,000	4,985,000
South Carolina Transportation Infrastructure Bank, Transportation, Revenue Bonds, 0.470%, 4/1/2012 (4)	2,095,000	2,095,000

		37,080,000

South Dakota — 1.4%
South Dakota Housing Development Authority, Housing, Revenue Bonds, 0.470%, 11/1/2048, Call Date 9/1/2009 (4)	6,650,000	6,650,000
South Dakota Housing Development Authority, Multi-Family Housing, Revenue Bonds, 0.500%, 5/1/2048, Call Date 9/1/2009 (4)	7,320,000	7,320,000

		13,970,000

Tennessee — 3.4%
Knox County Health Educational & Housing Facilities Board, Medical, Revenue Bonds, 0.350%, 1/1/2046, Call Date 9/1/2009 (4)	8,500,000	8,500,000

Description	Principal Amount	Value
Municipals (continued)

Tennessee (continued)
Rutherford County Industrial Development Board, Development, Revenue Bonds, 0.490%, 7/1/2010 (4)	$ 1,000,000	$ 1,000,000
Sevier County Public Building Authority, Facilities, Revenue Bonds, 0.500%, 6/1/2017, Call Date 9/2/2009 (4)	9,160,000	9,160,000
Sevier County Public Building Authority, Medical, Revenue Bonds, 0.500%, 6/1/2030, Call Date 9/2/2009 (4)	9,375,000	9,375,000
Williamson County Industrial Development Board, Education, Revenue Bonds, 1.400%, 9/1/2025, Call Date 9/1/2009 (4)	5,700,000	5,700,000

		33,735,000

Texas — 2.6%
Ames Higher Education Facilities Corp., Education, Revenue Bonds, 0.480%, 12/1/2033, Call Date 9/1/2009 (4)	4,495,000	4,495,000
Atascosa County Industrial Development Corp., Power, Revenue Bonds, 1.080%, 6/30/2020, Call Date 9/1/2009 (4)	11,000,000	11,000,000
Crawford Education Facilities Corp., Education, Revenue Bonds, 0.480%, 5/1/2038, Call Date 9/3/2009 (4)	7,165,000	7,165,000
Dallam County Industrial Development Corp., Pollution, Revenue Bonds, 0.890%, 5/1/2039, Call Date 9/1/2009 (4)	2,800,000	2,800,000

		25,460,000

Utah — 0.5%
Utah Associated Municipal Power Systems, Power, Revenue Bonds, 0.890%, 4/1/2012 (4)	5,360,000	5,360,000

Virginia — 0.7%
Eclipse Funding Trust, Development, Revenue Bonds, 0.290%, 2/1/2015 (4)	5,520,000	5,520,000
Suffolk Redevelopment & Housing Authority, Multi-Family Housing, Revenue Bonds, 0.380%, 9/1/2019, Call Date 9/1/2009 (4)	1,405,000	1,405,000

		6,925,000

Washington — 0.7%
Washington State Housing Finance Commission, Nursing Homes, Revenue Bonds, 0.280%, 9/1/2033, Call Date 9/1/2009 (4)	6,800,000	6,800,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2009

Schedule of Investments

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Wisconsin — 10.9%
Appleton Area School District, Education, Revenue Notes, 4.150%, 9/30/2009	$ 5,000,000	$ 5,000,608
Arrowhead Union High School District, Education, Revenue Notes, 2.375%, 9/29/2009	3,550,000	3,550,576
Bad River Band of Lake Superior Tribe Chippewa Indians, General, Revenue Bonds, 0.550%, 9/1/2033, Call Date 9/1/2009 (4)	3,760,000	3,760,000
D C Everest Area School District, School District, Revenue Notes, 2.000%, 9/24/2010 (5)	3,500,000	3,509,135
Green Bay Housing Authority, Nursing Homes, Revenue Bonds, 0.380%, 1/1/2035, Call Date 9/3/2009 (4)	3,855,000	3,855,000
Hales Corners Community Development Authority, Development, Revenue Bonds, 0.440%, 8/1/2037, Call Date 9/1/2009 (4)	3,700,000	3,700,000
Mequon & Thiensville School District, School District, GO UT, 2.500%, 9/4/2009	9,500,000	9,500,382
Milwaukee Redevelopment Authority, Higher Education, Revenue Bonds, 0.390%, 9/1/2040, Call Date 9/1/2009 (4)	6,375,000	6,375,000
Pulaski Community School District, Education, Revenue Notes, 2.750%, 9/15/2009	4,100,000	4,100,384
Sheboygan Falls School District, School District, GO UT, 2.250%, 9/23/2009	2,000,000	2,000,187
Shorewood School District, Education, Revenue Notes, 3.500%, 10/15/2009	6,400,000	6,401,536
Two Rivers Public School District, Education, Revenue Notes, 2.500%, 9/30/2009	4,200,000	4,200,917
Watertown Unified School District, School District, GO UT, 2.750%, 12/1/2009, Call Date 10/2/2009	3,100,000	3,100,000
Waukesha Housing Authority, Multi-Family Housing, Revenue Bonds, 0.460%, 2/1/2026, Call Date 9/1/2009 (4)	5,520,000	5,520,000
Wisconsin Health & Educational Facilities Authority, Education, Revenue Bonds, 0.690%, 8/1/2026, Call Date 9/1/2009 (4)	10,475,000	10,475,000
Wisconsin Health & Educational Facilities Authority, Higher Education, Revenue Bonds, 0.390%, 2/1/2039, Call Date 9/1/2009 (4)	4,145,000	4,145,000

Description	Shares or Principal Amount	Value
Municipals (continued)

Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Medical, Revenue Bonds, 0.200%, 4/1/2036, Call Date 9/1/2009 (4)	$ 2,300,000	$ 2,300,000
Wisconsin Health & Educational Facilities Authority, Medical, Revenue Bonds, 0.460%, 8/15/2034, Call Date 8/15/2016 (4)	4,650,000	4,650,000
Wisconsin Health & Educational Facilities Authority, Medical, Revenue Bonds, 0.740%, 2/1/2022 (4)	1,675,000	1,675,000
Wisconsin Health & Educational Facilities Authority, Nursing Homes, Revenue Bonds, 0.820%, 5/1/2026, Call Date 10/1/2009 (4)	120,000	120,000
Wisconsin Housing & Economic Development Authority, Multi-Family Housing, Revenue Bonds, 0.520%, 5/1/2037, Call Date 9/1/2009 (4)	4,885,000	4,885,000
Wisconsin School Districts Temporary Borrowing Program, General, Certificate of Participation, 3.000%, 10/30/2009	12,500,000	12,525,911
Wisconsin-Dells School District, School District, Notes, 4.250%, 10/28/2009	2,750,000	2,751,032

		108,100,668

Total Municipals		979,691,991

Mutual Funds — 0.6%
Federated Tax-Free Obligations Fund, Class I	5,783,305	5,783,305

Total Mutual Funds		5,783,305

Total Investments — 100.0% (at amortized cost)		985,475,296
Other Assets and Liabilities — 0.0%		(152,745)

Total Net Assets — 100.0%		$985,322,551

Prime Money Market Fund

Description	Principal Amount	Value
Commercial Paper — 53.8%

Asset-Backed Securities — 18.8%
Atlantis One Funding, 0.280%, 11/12/2009 (6)(7)(11)	$ 50,000,000	$ 49,972,000
Atlantis One Funding, 0.280%, 11/16/2009 (6)(7)(11)	50,000,000	49,970,445
Citibank Credit Card Issuance Trust, 0.560%, 9/4/2009 (6)(7)(11)	150,000,000	149,993,000

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Prime Money Market Fund (continued)

Description	Principal Amount	Value
Commercial Paper (continued)

Asset-Backed Securities (continued)
Citibank Omni Master Trust, 0.550%, 9/16/2009 (6)(7)(11)	$150,000,000	$ 149,965,625
Clipper Receivables Co., LLC, 0.180%, 9/1/2009 (6)(7)(11)	50,000,000	50,000,000
Concord Minutemen Capital Co., LLC, 0.350%, 9/10/2009 (6)(7)(11)	50,000,000	49,995,625
Concord Minutemen Capital Co., LLC, 0.750%, 9/2/2009 (6)(7)(11)	100,000,000	99,997,916
Crown Point Capital Co., LLC, 0.750%, 9/3/2009 (6)(7)(11)	100,000,000	99,995,833
GovCo LLC, 0.300%, 11/20/2009 (6)(7)(11)	25,000,000	24,983,333
GovCo LLC, 0.500%, 11/4/2009 (6)(7)(11)	50,000,000	49,955,555
GovCo LLC, 0.610%, 12/22/2009 (6)(7)(11)	50,000,000	49,905,111
GovCo LLC, 0.610%, 12/23/2009 (6)(7)(11)	25,000,000	24,952,132
Lexington Parker Capital Co., LLC, 1.000%, 10/5/2009 (6)(7)(11)	100,000,000	99,905,556
Thunder Bay Funding LLC, 0.170%, 9/1/2009 (6)(7)(11)	57,675,000	57,675,000

		1,007,267,131

Automobilies — 4.8%
American Honda Finance Corp., 0.350%, 12/22/2009 (11)	35,000,000	34,961,889
American Honda Finance Corp., 0.400%, 12/2/2009 (11)	30,000,000	29,969,333
American Honda Finance Corp., 0.500%, 9/16/2009 (11)	45,000,000	44,990,625
Ford Credit Auto Receivables Trust, 1.100%, 9/11/2009 (11)	75,000,000	74,977,083
Ford Credit Auto Receivables Trust, 1.100%, 9/30/2009 (11)	75,000,000	74,933,542

		259,832,472

Banks — 0.9%
Westpac Banking Corp., 0.810%, 10/27/2009 (6)(7)(11)	50,000,000	49,937,000

Consumer Electronics — 2.8%
Panasonic Finance, Inc., 0.500%, 11/9/2009 (6)(7)(11)	50,000,000	49,952,083
Panasonic Finance, Inc., 0.500%, 11/10/2009 (6)(7)(11)	50,000,000	49,951,389
Panasonic Finance, Inc., 0.520%, 11/6/2009 (6)(7)(11)	50,000,000	49,952,333

		149,855,805

Description	Principal Amount	Value
Commercial Paper (continued)

Foreign Banks — 14.9%
Australia & New Zeland Banking Group, 1.037%, 10/2/2009 (4)(6)(7)	$150,000,000	$ 150,000,000
BNP Paribas Finance, Inc., 0.510%, 9/14/2009 (11)	50,000,000	49,990,791
DNB Nor Bank Asa, 0.770%, 9/8/2009 (6)(7)(11)	100,000,000	99,985,028
Skandinaviska Enskilda Banken AB, 0.680%, 12/21/2009 (6)(7)(11)	100,000,000	99,790,333
Skandinaviska Enskilda Banken AB, 0.740%, 12/14/2009 (6)(7)(11)	50,000,000	49,893,111
Societe Generale North America, Inc., 0.215%, 9/2/2009 (11)	22,500,000	22,499,866
Societe Generale North America, Inc., 0.260%, 11/2/2009 (11)	100,000,000	99,955,222
Societe Generale North America, Inc., 0.280%, 11/23/2009 (11)	27,500,000	27,482,247
UBS Finance (Delaware) LLC, 0.710%, 12/1/2009 (11)	50,000,000	49,910,264
Unicredito Italiano Bank (Ireland), 0.500%, 12/1/2009 (6)(7)(11)	50,000,000	49,936,806
Unicredito Italiano Bank (Ireland), 0.850%, 10/8/2009 (6)(7)(11)	100,000,000	99,912,639

		799,356,307

Insurance — 11.6%
Irish Life & Permanent Treasury PLC, 0.950%, 10/19/2009 (6)(7)(11)	50,000,000	49,936,667
Irish Life & Permanent Treasury PLC, 1.100%, 9/10/2009 (6)(7)(11)	100,000,000	99,972,500
Pacific Life Insurance Co., 0.300%, 9/15/2009 (6)(7)(11)	25,000,000	24,997,083
Prudential Funding LLC, 1.000%, 1/28/2010 (11)	150,000,000	149,379,167
Prudential PLC, 0.850%, 10/19/2009 (6)(7)(11)	100,000,000	99,886,666
Prudential PLC, 1.150%, 9/18/2009 (6)(7)(11)	50,000,000	49,972,847
Swiss RE Treasury U.S. Corp., 0.790%, 10/26/2009 (6)(7)(11)	50,000,000	49,939,653
Swiss RE Treasury U.S. Corp., 0.900%, 10/9/2009 (6)(7)(11)	100,000,000	99,905,000

		623,989,583

Total Commercial Paper		2,890,238,298

Corporate Bonds & Notes — 7.0%

Banks — 1.4%
Calyon New York, 0.468%, 9/1/2010 (4)(5)	75,000,000	75,000,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2009

Schedule of Investments

Prime Money Market Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Foreign Banks — 5.6%
Rabobank Nederland NV, 0.440%, 8/16/2010 (4)(6)(7)	$ 50,000,000	$ 50,000,000
Svenska Handelsbanken AB, 0.445%, 7/1/2011 (4)(6)(7)	150,000,000	150,000,000
UBS AG Stamford, 1.005%, 10/19/2009	100,000,000	100,000,000

		300,000,000

Total Corporate Bonds & Notes		375,000,000

Municipals — 2.0%

Florida — 0.8%
Highlands County Health Facilities Authority, Medical, Revenue Bonds, 1.300%, 11/15/2024, Call Date 9/1/2009 (4)	23,215,000	23,215,000
Highlands County Health Facilities Authority, Medical, Revenue Bonds, 1.300%, 11/15/2037, Call Date 9/1/2009 (4)	21,000,000	21,000,000

		44,215,000

Maryland — 0.8%
Maryland Health & Higher Educational Facilities Authority, Medical, Revenue Bonds, RADIAN, 1.400%, 7/1/2036 (4)	41,250,000	41,250,000

Wisconsin — 0.4%
Wisconsin Housing & Economic Development Authority, Housing, Revenue Bonds, GO, 0.450%, 3/1/2036, Call Date 9/1/2009 (4)	21,015,000	21,015,000

Total Municipals		106,480,000

Notes-Variable — 15.1%

Banks — 4.4%
Bank of America, 0.808%, 10/2/2009 (4)	85,000,000	85,000,000
Dexia Credit Local NY, 0.514%, 4/18/2011 (4)	150,000,000	150,000,000

		235,000,000

Broker/Dealers — 1.9%
Deutsche Bank NY, 0.839%, 10/21/2009 (4)	50,000,000	50,000,000
Goldman Sachs Group, Inc., 0.764%, 12/17/2009 (4)	50,000,000	50,000,000

		100,000,000

Consumer Staples — 1.1%
Procter & Gamble Co., 0.714%, 2/8/2010 (4)	60,000,000	60,000,000

		60,000,000

Description	Principal Amount	Value
Notes-Variable (continued)

Diverisifed Financial Services — 0.7%
General Electric Capital Corp., 0.598%, 7/8/2010 (4)	$ 40,000,000	$ 40,000,000

Foreign Banks — 3.2%
Danske Corp., 1.198%, 1/8/2010 (4)	50,000,000	50,000,000
National Australia Bank, Ltd., 0.688%, 9/11/2009 (4)(6)(7)	19,761,000	19,759,413
National Australia Bank, Ltd., 0.859%, 10/6/2009 (4)(6)(7)	100,000,000	100,000,000

		169,759,413

Insurance — 3.8%
Hartford Life Global Funding Trust, 0.919%, 10/15/2009 (4)	40,000,000	40,000,000
Metropolitan Life Insurance Co., 1.768%, 6/1/2010 (4)(6)(10)	65,000,000	65,000,000
Metropolitan Life Insurance Co., 2.233%, 2/1/2010 (4)(6)(10)	50,000,000	50,000,000
Roche Holdings, Inc., 1.393%, 2/25/2010 (4)(6)(7)	50,000,000	50,000,000

		205,000,000

Total Notes-Variable		809,759,413

Repurchase Agreements — 20.8%
Agreement with Deutsche Bank Alex Brown, Inc., 0.200%, dated 8/31/2009, to be repurchased at $450,002,500 on 9/1/2009, collateralized by a U.S. Government Agency Obligation with a maturity of 12/31/2009, with a market value of $459,000,385	450,000,000	450,000,000
Agreement with Deutsche Bank Alex Brown, Inc., 0.330%, dated 8/31/2009, to be repurchased at $150,001,375 on 9/1/2009, collateralized by Corporate Bonds with various maturities to 5/15/2067, with a market value of $156,000,000	150,000,000	150,000,000
Agreement with Fixed Income Clearing Corporation, 0.070%, dated 8/31/2009, to be repurchased at $70,240,542 on 9/1/2009, collateralized by U.S. Government Agency Obligations with various maturities to 11/17/2009, with a market value of $71,649,158	70,240,405	70,240,405

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Prime Money Market Fund (continued)

Description	Principal Amount	Value
Repurchase Agreements (continued)
Agreement with Morgan Stanley & Co., Inc., 0.190%, dated 8/31/2009, to be repurchased at $197,001,040 on 9/1/2009, collateralized by U.S. Government Agency Obligations with various maturities to 4/01/2056, with a market value of $201,198,676	$197,000,000	$ 197,000,000
Agreement with Morgan Stanley & Co., Inc., 0.305%, dated 8/31/2009, to be repurchased at $100,000,847 on 9/1/2009, collateralized by Corporate Bonds with various maturities to 7/25/2099, with a market value of $105,716,300	100,000,000	100,000,000
Agreement with Morgan Stanley & Co., Inc., 0.430%, dated 8/31/2009, to be repurchased at $150,001,792 on 9/1/2009, collateralized by Collateralized Mortgage Obligations with various maturities to 7/15/2056, with a market value of $161,256,028	150,000,000	150,000,000

Total Repurchase Agreements		1,117,240,405

Trust Demand Notes — 2.7%

Broker/Dealers — 2.7%
JPMorgan Securities, Inc., 0.430%, 9/1/2009 (4)(6)(7)	143,000,000	143,000,000

Total Trust Demand Notes		143,000,000

Total Investments — 101.4% (at amortized cost)		5,441,718,116
Other Assets and Liabilities — (1.4)%		(74,604,591)

Total Net Assets — 100.0%		$5,367,113,525

(See Notes which are an integral part of the Financial Statements)

Notes to Schedules of Investments

The categories of investments are shown as a percentage of total net assets for each Fund as of August 31, 2009.

(1)	Certain shares or principal amounts are temporarily on loan to unaffiliated brokers-dealers.
(2)	Non-income producing.
(3)	Represents the initial deposit within a margin account used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.
(4)	Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2009.
(5)	Purchased on a when-issued or delayed delivery basis.
(6)	Denotes a restricted security which is subject to restrictions on resale under federal securities law. At August 31, 2009, these securities amounted to:

Fund	Amount	% of Total Net Assets
Emerging Markets Equity Fund	$1,097,407	2.39%
Short-Term Income Fund	7,216,098	7.42
Short-Intermediate Bond Fund	23,649,560	12.92
Government Income Fund	13,273,669	2.88
Corporate Income Fund	791,244	3.48
Aggregate Bond Fund	24,688,576	10.79
Core Plus Bond Fund	1,314,799	2.43
Tax-Free Money Market Fund	64,551,694	6.55
Prime Money Market Fund	2,858,947,682	53.27

(7)	Denotes a restricted security which has been deemed liquid by criteria approved by the Board of Directors of Marshall Funds, Inc.
(8)	Please refer to the Statement of Additional Information for an explanation of the credit ratings. Credit ratings contained in the Schedule of Investments are unaudited.
(9)	Securities that are subject to alternative minimum tax represent 9.58% of Intermediate Tax-Free Fund’s portfolio as calculated based upon total portfolio market value.
(10)	Securities have redemption features that may delay redemption beyond seven days.
(11)	Each issue shows the rate of the discount at the time of purchase.
(12)	Issue is in default or bankruptcy.
(13)	Please refer to Note 5 in the Notes to Financial Statements.

The following acronyms are used throughout this report:

ACA      —American Capital Access Corporation

ADED   —Arkansas Department of Economic Development

ADR      —American Depository Receipt

AGC      —Assured Guaranty Corporation

AMBAC—AmericanMunicipal Bond Assurance Corporation

AMT     —Alternative Minimum Tax

BHAC   —Berkshire Hathaway Assurance Corporation

BMA      —Bond Market Association

CFC      —National Rural Utilities Cooperative Finance Corporation

CIFG     —CDC IXIS Financial Guaranty

COLL    —Collateralized

FGIC     —Financial Guaranty Insurance Corporation

FHLB    —Federal Home Loan Bank

FHLMC—FederalHome Loan Mortgage Corporation

FNMA  —Federal National Mortgage Association

FRN      —Floating Rate Note

FSA       —Financial Security Assurance Corporation

GDR      —Global Depository Receipt

GNMA  —Government National Mortgage Association

GO        —Government Obligation

HFDC   —Health Facility Development Corporation

HUD     —Department of Housing and Urban Development

IDC       —Industrial Development Corporation

IMI         —Investors Mortgage Insurance Company

INS          —Insured

LIQ         —Liquidity Agreement

LLC        —Limited Liability Corporation

LOC        —Letter of Credit

LP           —Limited Partnership

LT           —Limited Tax

MBIA      —Municipal Bond Insurance Association

MHF       —Maryland Housing Fund

MTN       —Medium Term Note

NATL-RE—NationalPublic Finance Guarantee Corporation Reinsurance

PCA        —Pollution Control Authority

PLC        —Public Limited Company

PSF         —Permanent School Fund Guaranteed

PUFG     —Permanent University Fund Guarantee

Q-SBLF  —Qualified-School Bond Loan Fund

RADIAN—RadianAsset Assurance

REITs     —Real Estate Investment Trusts

REMIC   —Real Estate Mortgage Investment Conduit

TCRs      —Transferable Custody Receipts

TRANs   —Tax and Revenue Anticipation Notes

UT           —Unlimited Tax

VRNs      —Variable Rate Notes

XLCA     —XL Capital Assurance

[THIS PAGE INTENTIONALLY LEFT BLANK]

August 31, 2009

Statements of Assets and Liabilities	Marshall Funds

	Large-Cap Value Fund		Large-Cap Growth Fund		Mid-Cap Value Fund		Mid-Cap Growth Fund
Assets:
Investments in securities, at value	$245,386,051		$206,843,072		$293,678,007		$267,005,508
Investments in repurchase agreements	1,813,097		874,487		7,042,505		7,897,007
Cash	9,220		—		—		—
Dividends and interest receivable	546,208		187,183		308,125		48,140
Receivable for investments sold	489,527		1,695,590		460,784		3,569,499
Receivable for capital stock sold	91,333		112,562		80,619		452,254
Prepaid expenses	23,420		22,126		23,400		22,477

Total assets	248,358,856		209,735,020		301,593,440		278,994,885
Liabilities:
Payable for capital stock redeemed	787,082		497,266		463,115		443,585
Payable for investments purchased	—		1,272,746		187,903		5,702,821
Payable for return of securities lending collateral	54,818,545		46,052,838		81,226,282		80,058,927
Call options written, at value (premium received $155,802)	434,880		—		—		—
Payable to affiliates (Note 5)	158,890		131,383		185,000		152,212
Other liabilities	95,418		98,640		127,380		91,126

Total liabilities	56,294,815		48,052,873		82,189,680		86,448,671

Total net assets	$192,064,041		$161,682,147		$219,403,760		$192,546,214

Net Assets Consist of:
Paid-in-capital	$225,937,231		$194,910,678		$248,268,933		$235,537,682
Net unrealized appreciation on investments and options	10,198,495		13,515,256		10,926,108		23,402,016
Accumulated net realized loss on investments and options	(45,083,328)		(47,292,454)		(41,213,276)		(66,561,287)
Undistributed net investment income	1,011,643		548,667		1,421,995		167,803

Total net assets	$192,064,041		$161,682,147		$219,403,760		$192,546,214

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Investor Class of Shares:
Net asset value, offering price and redemption proceeds per share	$9.42		$9.64		$9.63		$12.62
Advisor Class of Shares:
Net asset value and redemption proceeds per share	$9.42		$9.64		$9.63		$12.62
Offering price per share	$9.99	(1)	$10.23	(1)	$10.22	(1)	$13.39	(1)
Institutional Class of Shares:
Net asset value, offering price and redemption proceeds per share	$9.43		$9.67		$9.63		$12.68
Net Assets:
Investor class of shares	$80,536,924		$55,665,187		$122,051,238		$53,442,896
Advisor class of shares	6,542,734		5,404,799		6,237,911		3,244,951
Institutional class of shares	104,984,383		100,612,161		91,114,611		135,858,367

Total net assets	$192,064,041		$161,682,147		$219,403,760		$192,546,214

Shares Outstanding:
Investor class of shares	8,550,111		5,771,615		12,673,574		4,233,511
Advisor class of shares	694,600		560,399		647,746		257,054
Institutional class of shares	11,131,358		10,401,623		9,460,651		10,714,847

Total shares outstanding	20,376,069		16,733,637		22,781,971		15,205,412

Investments, at identified cost	$236,721,575		$194,202,303		$289,794,404		$251,500,499

(1)	Computation of offering price per share 100/94.25 of net asset value.

(See Notes which are an integral part of the Financial Statements)

August 31, 2009

Statements of Assets and Liabilities	Marshall Funds

	Small-Cap Growth Fund		International Stock Fund		Emerging Markets Equity Fund (1)
Assets:
Investments in securities, at value	$325,060,630	(2)	$127,736,689		$43,242,914
Investments in repurchase agreements	8,574,605		2,735,592		3,508,380
Cash denominated in foreign currencies	—		609,653	(3)	326,706	(3)
Dividends and interest receivable	8,519		705,057		93,821
Receivable for investments sold	4,625,122		3,292,352		—
Receivable for capital stock sold	2,345,609		120,399		456,797
Receivable from affiliates (Note 5)	—		—		1,773
Prepaid expenses	22,313		25,005		14,009

Total assets	340,636,798		135,224,747		47,644,400
Liabilities:
Payable for capital stock redeemed	517,287		274,037		59,799
Payable for investments purchased	8,296,018		2,252,541		1,633,499
Payable for return of securities lending collateral	88,689,382		18,126,700		—
Payable for foreign tax expense	—		55,257		12,666
Payable to affiliates (Note 5)	249,626		118,899		4,840
Other liabilities	112,237		96,676		109,936

Total liabilities	97,864,550		20,924,110		1,820,740

Total net assets	$242,772,248		$114,300,637		$45,823,660

Net Assets Consist of:
Paid-in-capital	$295,978,710		$238,263,482		$34,170,147
Net unrealized appreciation on investments and foreign currency translation	34,652,827		13,816,141		10,236,850
Accumulated net realized gain (loss) on investments and foreign currency transactions	(87,797,634)		(139,727,768)		1,207,393
Undistributed net investment income (distributions in excess of net investment income)	(61,655)		1,948,782		209,270

Total net assets	$242,772,248		$114,300,637		$45,823,660

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Investor Class of Shares:
Net asset value, offering price and redemption proceeds per share	$11.92		$8.84		$14.45
Advisor Class of Shares:
Net asset value and redemption proceeds per share	$11.92		$8.84		$14.45
Offering price per share	$12.65	(4)	$9.38	(4)	$15.33	(4)
Institutional Class of Shares:
Net asset value, offering price and redemption proceeds per share	$11.97		$8.96		$14.47
Net Assets:
Investor class of shares	$102,185,990		$34,717,536		$6,690,666
Advisor class of shares	12,684,984		2,827,351		78,910
Institutional class of shares	127,901,274		76,755,750		39,054,084

Total net assets	$242,772,248		$114,300,637		$45,823,660

Shares Outstanding:
Investor class of shares	8,574,880		3,927,998		463,082
Advisor class of shares	1,064,454		319,893		5,462
Institutional class of shares	10,689,077		8,567,488		2,699,798

Total shares outstanding	20,328,411		12,815,379		3,168,342

Investments, at identified cost	$298,982,408	(2)	$116,677,079		$36,513,054

(1)	Commenced operations on December 23, 2008.
(2)	Market value and cost of affiliated entities as of August 31, 2009 were $2,358,015 and $2,553,182, respectively.
(3)	Identified cost of cash denominated in foreign currencies are $624,382 and $330,242, respectively.
(4)	Computation of offering price per share 100/94.25 of net asset value.

(See Notes which are an integral part of the Financial Statements)

August 31, 2009

Statements of Assets and Liabilities	Marshall Funds

	Short-Term Income Fund	Short- Intermediate Bond Fund	Intermediate Tax-Free Fund		Government Income Fund		Corporate Income Fund (1)
Assets:
Investments in securities, at value	$75,705,089	$264,638,708	$146,861,393	(4)	$796,109,906		$22,228,591	(4)
Investments in repurchase agreements	27,751,072	13,123,019	—		6,732,801		—
Cash held at broker	—	—	49,963		—		—
Dividends and interest receivable	346,649	1,524,020	1,467,896		2,263,896		322,627
Receivable for investments sold	—	—	704,740		2,203		177,005
Receivable for capital stock sold	139,445	158,938	521,006		338,789		21,499
Receivable for daily variation margin	42,971	—	—		—		—
Receivable from affiliates (Note 5)	2,727	—	—		—		7,175
Prepaid expenses	23,322	22,836	9,407		26,311		13,948

Total assets	104,011,275	279,467,521	149,614,405		805,473,906		22,770,845
Liabilities:
Payable for capital stock redeemed	4,112	88,603	17,381		1,417,619		—
Payable for investments purchased	—	10,189,810	7,222,437		127,530,481		—
Payable for return of securities lending collateral	4,152,256	81,800,156	—		212,172,038		—
Payable for daily variation margin	—	—	9,880		—		—
Payable for income distribution	87,245	193,269	318,086		375,138		4,540
Payable to affiliates (Note 5)	2,445,518	4,077,754	43,349		3,215,038		3,452
Other liabilities	56,269	78,878	42,031		176,933		33,146

Total liabilities	6,745,400	96,428,470	7,653,164		344,887,247		41,138

Total net assets	$97,265,875	$183,039,051	$141,961,241		$460,586,659		$22,729,707

Net Assets Consist of:
Paid-in-capital	$107,299,201	$235,621,898	$137,933,219		$467,485,750		$20,179,203
Net unrealized appreciation (depreciation) on investments and futures contracts	(3,824,944)	(12,188,360)	4,076,050		2,015,336		2,425,025
Accumulated net realized gain (loss) on investments and futures contracts	(6,253,627)	(40,603,194)	(54,657)		(8,957,402)		127,752
Undistributed net investment income (distributions in excess of net investment income)	45,245	208,707	6,629		42,975		(2,273)

Total net assets	$97,265,875	$183,039,051	$141,961,241		$460,586,659		$22,729,707

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Investor Class of Shares:
Net asset value, offering price and redemption proceeds per share	$8.97	$9.00	$10.28		$9.49		$11.57
Advisor Class of Shares:
Net asset value and redemption proceeds per share	$8.98	$8.99	$—		$9.49		$11.57
Offering price per share	$9.16 (2)	$9.34 (3)	$—		$9.86	(3)	$12.02	(3)
Institutional Class of Shares:
Net asset value, offering price and redemption proceeds per share	$8.98	$8.99	$—		$9.49		$11.57
Net Assets:
Investor class of shares	$29,403,358	$59,652,571	$141,961,241		$296,189,753		$5,570,153
Advisor class of shares	1,823,536	4,839,942	—		4,515,864		1,233,052
Institutional class of shares	66,038,981	118,546,538	—		159,881,042		15,926,502

Total net assets	$97,265,875	$183,039,051	$141,961,241		$460,586,659		$22,729,707

Shares Outstanding:
Investor class of shares	3,278,108	6,629,783	13,814,691		31,203,506		481,621
Advisor class of shares	203,173	538,073	—		475,778		106,597
Institutional class of shares	7,355,151	13,186,822	—		16,851,280		1,377,047

Total shares outstanding	10,836,432	20,354,678	13,814,691		48,530,564		1,965,265

Investments, at identified cost	$107,345,262	$289,950,087	$142,775,463	(4)	$800,827,371		$19,803,566	(4)

(1)	Commenced operations on December 23, 2008.
(2)	Computation of offering price per share 100/98.00 of net asset value.
(3)	Computation of offering price per share 100/96.25 of net asset value.
(4)	Market value of affiliated entities as of August 31, 2009 were $10,378,049 and $487,879, respectively. Cost of affiliated entities as of August 31, 2009 were $10,378,049 and $487,879, respectively.

(See Notes which are an integral part of the Financial Statements)

August 31, 2009

Statements of Assets and Liabilities	Marshall Funds

	Aggregate Bond Fund	Core Plus Bond Fund (1)		Government Money Market Fund	Tax-Free Money Market Fund	Prime Money Market Fund
Assets:
Investments in securities, at value	$382,100,059	$53,661,485	(3)	$428,937,519	$985,475,296	$4,324,477,711
Investments in repurchase agreements	4,932,861	—		447,420,081	—	1,117,240,405
Cash	—	—		—	1,000	—
Interest receivable	1,782,753	561,862		274,121	4,192,312	2,217,398
Receivable for capital stock sold	504,857	56,025		—	5,000	939,242
Prepaid expenses	23,126	9,922		27,218	35,415	132,266

Total assets	389,343,656	54,289,294		876,658,939	989,709,023	5,445,007,022
Liabilities:
Payable for capital stock redeemed	448,967	106,560		—	—	—
Payable for investments purchased	56,156,771	—		—	3,509,135	75,000,000
Payable for return of securities lending collateral	103,700,284	—		—	—	—
Payable for income distribution	152,506	15,064		57,596	608,626	1,313,971
Payable to affiliates (Note 5)	86,910	11,025		209,813	208,926	1,351,182
Other liabilities	70,141	32,871		52,914	59,785	228,344

Total liabilities	160,615,579	165,520		320,323	4,386,472	77,893,497

Total net assets	$228,728,077	$54,123,774		$876,338,616	$985,322,551	$5,367,113,525

Net Assets Consist of:
Paid-in-capital	$234,277,861	$50,547,388		$876,338,616	$985,322,498	$5,367,395,268
Net unrealized appreciation (depreciation) on investments	(3,614,660)	3,626,194		—	—	—
Accumulated net realized gain (loss) on investments	(1,944,873)	(47,535)		—	—	(322,440)
Undistributed net investment income (distributions in excess of net investment income)	9,749	(2,273)		—	53	40,697

Total net assets	$228,728,077	$54,123,774		$876,338,616	$985,322,551	$5,367,113,525

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Investor Class of Shares:
Net asset value, offering price and redemption proceeds per share	$10.19	$10.81		$1.00	$1.00	$1.00
Advisor Class of Shares:
Net asset value and redemption proceeds per share	$10.19	$—		$—	$—	$1.00
Offering price per share	$10.59 (2)	$—		$—	$—	$—
Institutional Class of Shares:
Net asset value, offering price and redemption proceeds per share	$10.19	$10.81		$1.00	$1.00	$1.00
Net Assets:
Investor class of shares	$76,892,356	$21,056,922		$476,685,042	$389,142,866	$2,240,416,363
Advisor class of shares	1,527,180	—		—	—	102,678,671
Institutional class of shares	150,308,541	33,066,852		399,653,574	596,179,685	3,024,018,491

Total net assets	$228,728,077	$54,123,774		$876,338,616	$985,322,551	$5,367,113,525

Shares Outstanding:
Investor class of shares	7,546,290	1,947,315		476,685,313	389,140,673	2,240,600,369
Advisor class of shares	149,873	—		—	—	102,708,233
Institutional class of shares	14,753,029	3,057,587		399,653,303	596,181,825	3,024,086,659

Total shares outstanding	22,449,192	5,004,902		876,338,616	985,322,498	5,367,395,261

Investments, at identified cost	$390,647,580	$50,035,291	(3)	$876,357,600	$985,475,296	$5,441,718,116

(1)	Commenced operations on December 23, 2008.
(2)	Computation of offering price per share 100/96.25 of net asset value.
(3)	Market value and cost of affiliated entities as of August 31, 2009 were $1,599,638.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2009

Statements of Operations	Marshall Funds

	Large-Cap Value Fund	Large-Cap Growth Fund	Mid-Cap Value Fund	Mid-Cap Growth Fund
Investment Income:
Dividend income	$5,747,502	$2,478,943	$3,584,766	$1,828,428 (1)
Interest income	11,881	13,006	27,655	20,143
Securities lending income	150,497	164,362	262,408	313,123

Total income	5,909,880	2,656,311	3,874,829	2,161,694
Expenses:
Investment adviser fee (Note 5)	1,417,153	1,129,059	1,438,741	1,273,351
Shareholder services fees (Note 5)—
Investor class of shares	187,582	124,972	270,705	118,275
Advisor class of shares	16,362	12,922	14,273	7,754
Administrative fees (Note 5)	174,746	139,251	177,371	157,047
Portfolio accounting fees	89,971	78,410	90,029	84,319
Recordkeeping fees (Note 5)	182,416	196,927	257,836	163,263
Custodian fees (Note 5)	37,743	30,108	38,267	33,956
Registration fees	48,667	48,711	49,402	50,877
Auditing fees	28,236	28,236	28,236	28,236
Legal fees	5,931	5,931	5,931	5,931
Printing and postage	30,699	33,084	40,436	31,590
Directors’ fees	16,945	16,945	16,945	16,945
Insurance premiums	2,458	2,160	2,525	2,273
Miscellaneous	12,554	12,354	12,657	12,353

Total expenses	2,251,463	1,859,070	2,443,354	1,986,170

Net investment income	3,658,417	797,241	1,431,475	175,524
Net Realized and Unrealized Gain (Loss) on Investments and Options:
Net realized loss on investment transactions	(37,102,984)	(44,588,911)	(39,972,514)	(64,892,778)
Net realized loss on options	(2,722,126)	(30,820)	—	—
Net change in unrealized appreciation (depreciation) on investments and options	(17,574,982)	(1,745,548)	(5,079,717)	9,856,388

Net realized and unrealized loss on investments and options	(57,400,092)	(46,365,279)	(45,052,231)	(55,036,390)

Change in net assets resulting from operations	$(53,741,675)	$(45,568,038)	$(43,620,756)	$(54,860,866)

(1)	Net of foreign taxes withheld of $6,112.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2009

Statements of Operations	Marshall Funds

	Small-Cap Growth Fund		International Stock Fund	Emerging Markets Equity Fund (1)
Investment Income:
Dividend income	$2,107,200		$4,391,570 (2)	$481,409	(2)
Interest income	19,523		8,054	742
Securities lending income	750,053		123,164	—

Total income	2,876,776		4,522,788	482,151
Expenses:
Investment adviser fee (Note 5)	2,041,430		1,475,662	170,366
Shareholder services fees (Note 5)—
Investor class of shares	230,267		95,587	5,490
Advisor class of shares	26,563		7,484	59
Administrative fees (Note 5)	188,688		136,743	15,759
Portfolio accounting fees	94,080		27,705	3,646
Recordkeeping fees (Note 5)	222,125		147,338	58,804
Custodian fees (Note 5)	40,636		201,119	94,143
Registration fees	52,397		46,491	36,676
Auditing fees	28,236		28,236	17,738
Legal fees	5,931		5,931	4,465
Printing and postage	46,925		21,078	5,814
Directors’ fees	16,945		16,945	10,922
Insurance premiums	2,692		3,189	500
Miscellaneous	12,555		17,200	11,365

Total expenses	3,009,470		2,230,708	435,747
Deduct (Note 5)—
Expense waivers	—		—	(216,810)

Net expenses	3,009,470		2,230,708	218,937

Net investment income (loss)	(132,694)		2,292,080	263,214
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on investment transactions	(56,881,191	)(3)	(128,611,259)	1,208,988	(4)
Net realized loss on foreign currency contracts	—		(759,754)	(56,437)
Net change in unrealized appreciation on investments and foreign currency translation	7,731,452	(3)	32,204,904	10,236,850

Net realized and unrealized gain (loss) on investments and foreign currency	(49,149,739)		(97,166,109)	11,389,401

Change in net assets resulting from operations	$(49,282,433)		$(94,874,029)	$11,652,615

(1)	Reflects operations for the period from December 23, 2008 (commencement of operations) to August 31, 2009.
(2)	Net of foreign taxes withheld of $430,555 and $58,757, respectively.
(3)	Net realized loss on investment transactions and net change in unrealized depreciation on investments for affiliated entities as of August 31, 2009 were $2,348,302 and $1,054,014, respectively.
(4)	Net of foreign taxes withheld of $71,721.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2009

Statements of Operations	Marshall Funds

	Short-Term Income Fund	Short- Intermediate Bond Fund	Intermediate Tax-Free Fund	Government Income Fund	Corporate Income Fund (1)
Investment Income:
Dividend income	$332,715	$—	$85,930 (2)	$—	$26,586	(2)
Interest income	3,853,367	12,446,336	4,823,812	28,422,642	567,414
Securities lending income	41,460	129,136	—	1,149,766	—

Total income	4,227,542	12,575,472	4,909,742	29,572,408	594,000
Expenses:
Investment adviser fee (Note 5)	176,562	782,888	626,963	2,052,378	26,867
Shareholder services fees (Note 5)—
Investor class of shares	57,880	153,206	261,234	763,221	3,187
Advisor class of shares	4,533	10,672	—	11,149	856
Administrative fees (Note 5)	81,660	180,721	96,657	454,149	9,941
Portfolio accounting fees	75,027	100,562	50,011	188,493	9,986
Recordkeeping fees (Note 5)	77,278	126,526	35,671	368,034	36,690
Custodian fees (Note 5)	17,656	38,715	20,899	76,373	2,149
Registration fees	46,036	47,414	20,059	49,951	36,739
Auditing fees	28,236	28,236	28,236	28,236	17,738
Legal fees	5,931	5,931	5,931	5,931	4,465
Printing and postage	7,972	9,088	5,711	77,084	5,454
Directors’ fees	16,945	16,945	16,945	16,945	10,922
Insurance premiums	958	2,826	827	5,778	500
Miscellaneous	12,853	12,754	11,951	13,554	10,628

Total expenses	609,527	1,516,484	1,181,095	4,111,276	176,122
Deduct (Note 5)—
Expense waivers	(238,130)	(276,136)	(606,380)	(511,390)	(112,971)

Net expenses	371,397	1,240,348	574,715	3,599,886	63,151

Net investment income	3,856,145	11,335,124	4,335,027	25,972,522	530,849
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain (loss) on investment transactions	(484,009)	(25,696,778)	(7,785)	(2,531,664)	130,245
Net realized gain (loss) on futures contracts	1,234,294	—	(35,673)	—	—
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,018,950)	11,742,873	2,750,077	17,393,033	2,425,025

Net realized and unrealized gain (loss) on investments and futures contracts	(268,665)	(13,953,905)	2,706,619	14,861,369	2,555,270

Change in net assets resulting from operations	$3,587,480	$(2,618,781)	$7,041,646	$40,833,891	$3,086,119

(1)	Reflects operations for the period from December 23, 2008 (commencement of operations) to August 31, 2009.
(2)	Dividend income from investments in affiliated entities as of August 31, 2009 were $85,930 and $26,586, respectively.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2009

Statements of Operations	Marshall Funds

	Aggregate Bond Fund	Core Plus Bond Fund (1)		Government Money Market Fund	Tax-Free Money Market Fund	Prime Money Market Fund
Investment Income:
Dividend income	$—	$63,254	(2)	$—	$—	$—
Interest income	13,916,753	1,100,619		10,575,402	17,047,126	84,750,944
Securities lending income	291,045	—		—	—	—

Total income	14,207,798	1,163,873		10,575,402	17,047,126	84,750,944
Expenses:
Investment adviser fee (Note 5)	917,301	65,205		2,131,534	1,823,490	7,267,651
Shareholder services fees (Note 5)—
Investor class of shares	170,854	17,997		1,539,000	970,309	5,734,151
Advisor class of shares	1,809	—		—	—	320,239
Administrative fees (Note 5)	211,704	24,126		316,106	270,162	1,571,008
Portfolio accounting fees	111,373	13,685		166,014	165,497	534,008
Recordkeeping fees (Note 5)	106,031	43,090		45,751	67,164	522,815
Custodian fees (Note 5)	45,302	5,217		131,577	116,174	555,637
Registration fees	45,403	26,319		36,293	38,553	67,589
Auditing fees	28,236	17,738		28,236	28,236	28,236
Legal fees	5,931	4,465		5,931	5,931	5,931
Printing and postage	25,699	5,473		9,300	7,781	88,904
Directors’ fees	16,945	10,922		16,945	16,945	16,945
Insurance premiums	2,820	500		5,684	7,484	53,739
Distribution services fees (Note 5)—
Advisor class of shares	—	—		—	—	384,287
Treasury temporary guarantee program fees	—	—		291,655	316,866	2,007,994
Miscellaneous	12,555	9,815		24,769	19,370	49,621

Total expenses	1,701,963	244,552		4,748,795	3,853,962	19,208,755
Deduct (Note 5)—
Expense waivers	(268,011)	(83,104)		(826,128)	(743,298)	(155,628)

Net expenses	1,433,952	161,448		3,922,667	3,110,664	19,053,127

Net investment income	12,773,846	1,002,425		6,652,735	13,936,462	65,697,817
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investment transactions	(878,559)	27,629		—	93,085	20,606
Net change in unrealized appreciation on investments	4,310,970	3,626,194		—	—	—

Net realized and unrealized gain on investments	3,432,411	3,653,823		—	93,085	20,606

Change in net assets resulting from operations	$16,206,257	$4,656,248		$6,652,735	$14,029,547	$65,718,423

(1)	Reflects operations for the period from December 23, 2008 (commencement of operations) to August 31, 2009.
(2)	Dividend income from investments in affiliated entities as of August 31, 2009 were $63,254.

(See Notes which are an integral part of the Financial Statements)

Statements of Changes in Net Assets

	Large-Cap Value Fund		Large-Cap Growth Fund		Mid-Cap Value Fund
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets
Operations—
Net investment income (loss)	$3,658,417	$3,769,710	$797,241	$(20,450)	$1,431,475	$1,577,999
Net realized gain (loss) on investments and options transactions	(39,825,110)	(626,197)	(44,619,731)	3,490,338	(39,972,514)	13,301,158
Net realized loss on foreign currency contracts	—	—	—	—	—	—
Net realized gain on redemptions in-kind	—	—	—	—	—	1,076,932
Net change in unrealized appreciation (depreciation) of investments, options, and foreign currency translation	(17,574,982)	(35,637,231)	(1,745,548)	(19,796,319)	(5,079,717)	(64,300,224)

Change in net assets resulting from operations	(53,741,675)	(32,493,718)	(45,568,038)	(16,326,431)	(43,620,756)	(48,344,135)

Distributions to Shareholders—
Distributions to shareholders from net investment income—
Investor class of shares	(1,377,504)	(2,494,603)	(58,726)	(129,544)	(294,257)	(2,041,191)
Advisor class of shares	(121,809)	(115,472)	(6,116)	(4,859)	(15,316)	(49,371)
Institutional class of shares	(2,178,950)	(755,738)	(183,732)	—	(469,726)	—
Distributions to shareholders from net realized gain on investments—
Investor class of shares	(24,221)	(15,406,842)	—	(20,373,844)	(7,232,389)	(62,614,194)
Advisor class of shares	(2,159)	(572,570)	—	(766,482)	(376,448)	(1,491,159)
Institutional class of shares	(33,771)	—	—	—	(5,222,252)	—

Change in net assets resulting from distributions to shareholders	(3,738,414)	(19,345,225)	(248,574)	(21,274,729)	(13,610,388)	(66,195,915)

Capital Stock Transactions—
Proceeds from sale of shares	44,072,604	218,179,141	17,652,264	200,113,251	54,552,954	168,244,523
Net asset value of shares issued to shareholders in payment of distributions declared	2,755,463	17,257,811	207,088	20,378,392	13,064,375	63,350,189
Cost of shares redeemed	(63,303,444)	(259,001,267)	(42,772,972)	(206,751,993)	(65,811,665)	(416,764,094)
Cost of redemptions in-kind	—	—	—	—	—	(10,743,296)
Redemption Fees	13,224	4,091	5,351	3,502	22,150	33,532

Change in net assets resulting from capital stock transactions	(16,462,153)	(23,560,224)	(24,908,269)	13,743,152	1,827,814	(195,879,146)

Change in net assets	(73,942,242)	(75,399,167)	(70,724,881)	(23,858,008)	(55,403,330)	(310,419,196)
Net Assets:
Beginning of period	266,006,283	341,405,450	232,407,028	256,265,036	274,807,090	585,226,286

End of period	$192,064,041	$266,006,283	$161,682,147	$232,407,028	$219,403,760	$274,807,090

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$1,011,643	$1,043,988	$548,667	$—	$1,421,995	$819,627

(1)	Reflects operations for the period from December 23, 2008 (commencement of operations) to August 31, 2009.

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Mid-Cap Growth Fund		Small-Cap Growth Fund		International Stock Fund		Emerging Markets Equity Fund
Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008	Period Ended August 31, 2009 (1)

$175,524	$(1,223,827)	$(132,694)	$(2,354,529)	$2,292,080	$5,776,381	$263,214
(64,892,778)	16,080,697	(56,881,191)	(17,978,283)	(128,611,259)	(4,692,323)	1,208,988
—	—	—	—	(759,754)	(1,115,763)	(56,437)
—	—	—	—	—	—	—
9,856,388	(21,479,607)	7,731,452	(11,365,462)	32,204,904	(84,826,316)	10,236,850

(54,860,866)	(6,622,737)	(49,282,433)	(31,698,274)	(94,874,029)	(84,858,021)	11,652,615

—	—	—	—	(1,659,132)	(2,971,761)	(1)
—	—	—	—	(127,818)	(87,516)	(1)
—	—	—	—	(5,360,807)	(3,505,265)	(7,843)

(2,368,141)	—	—	(46,730,647)	(1,365,721)	(29,578,350)	—
(162,618)	—	—	(1,408,805)	(105,214)	(871,061)	—
(5,871,904)	—	—	—	(3,501,067)	(28,472,794)	—

(8,402,663)	—	—	(48,139,452)	(12,119,759)	(65,486,747)	(7,845)

36,938,058	256,478,881	61,167,394	259,070,865	19,544,737	148,373,303	41,312,240
8,280,069	—	—	46,741,612	11,420,414	62,812,652	7,843
(36,830,656)	(229,473,653)	(64,112,223)	(194,887,931)	(157,501,245)	(238,508,553)	(7,141,214)
—	—	—	—	—	—	—
3,813	24,805	15,615	11,064	11,396	29,152	21

8,391,284	27,030,033	(2,929,214)	110,935,610	(126,524,698)	(27,293,446)	34,178,890

(54,872,245)	20,407,296	(52,211,647)	31,097,884	(233,518,486)	(177,638,214)	45,823,660

247,418,459	227,011,163	294,983,895	263,886,011	347,819,123	525,457,337	—

$192,546,214	$247,418,459	$242,772,248	$294,983,895	$114,300,637	$347,819,123	$45,823,660

$167,803	$—	$(61,655)	$(19,149)	$1,948,782	$6,044,574	$209,270

Statements of Changes in Net Assets

	Short-Term Income Fund		Short-Intermediate Bond Fund		Intermediate Tax-Free Fund
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets
Operations—
Net investment income	$3,856,145	$5,216,843	$11,335,124	$21,555,947	$4,335,027	$3,298,164
Net realized gain (loss) on investments	(484,009)	(867,010)	(25,696,778)	8,799,542	(7,785)	1,475,048
Net realized gain (loss) on futures contracts	1,234,294	1,143,374	—	—	(35,673)	60,608
Net change in unrealized appreciation (depreciation) of investments and futures contracts	(1,018,950)	(1,418,168)	11,742,873	(18,890,686)	2,750,077	823,014

Change in net assets resulting from operations	3,587,480	4,075,039	(2,618,781)	11,464,803	7,041,646	5,656,834

Distributions to Shareholders—
Distributions to shareholders from net investment income—
Investor class of shares	(929,109)	(2,212,995)	(3,522,955)	(9,669,757)	(4,338,412)	(3,297,741)
Advisor class of shares	(74,503)	(100,514)	(245,180)	(254,119)	—	—
Institutional class of shares	(2,768,959)	(2,896,561)	(7,802,296)	(11,544,363)	—	—
Distributions to shareholders from net realized gain on investments—
Investor class of shares	—	—	—	—	(1,080,131)	—
Advisor class of shares	—	—	—	—	—	—
Institutional class of shares	—	—	—	—	—	—

Change in net assets resulting from distributions to shareholders	(3,772,571)	(5,210,070)	(11,570,431)	(21,468,239)	(5,418,543)	(3,297,741)

Capital Stock Transactions—
Proceeds from sale of shares	34,964,043	68,750,740	25,010,731	236,841,582	76,962,316	27,107,048
Net asset value of shares issued to shareholders in payment of distributions declared	2,360,767	2,958,966	7,171,019	12,201,083	1,982,797	658,544
Cost of shares redeemed	(43,086,968)	(86,765,840)	(135,539,691)	(485,385,310)	(28,394,709)	(22,391,087)
Redemption Fees	6,109	9,337	17,622	44,433	15,530	1,116

Change in net assets resulting from capital stock transactions	(5,756,049)	(15,046,797)	(103,340,319)	(236,298,212)	50,565,934	5,375,621

Change in net assets	(5,941,140)	(16,181,828)	(117,529,531)	(246,301,648)	52,189,037	7,734,714
Net Assets:
Beginning of period	103,207,015	119,388,843	300,568,582	546,870,230	89,772,204	82,037,490

End of period	$97,265,875	$103,207,015	$183,039,051	$300,568,582	$141,961,241	$89,772,204

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$45,245	$30,620	$208,707	$644,868	$6,629	$(769)

(1)	Reflects operations for the period from December 23, 2008 (commencement of operations) to August 31, 2009.

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Government Income Fund		Corporate Income Fund	Aggregate Bond Fund		Core Plus Bond Fund
Year Ended August 31, 2009	Year Ended August 31, 2008	Period Ended August 31, 2009 (1)	Year Ended August 31, 2009	Year Ended August 31, 2008	Period Ended August 31, 2009 (1)

$25,972,522	$32,877,177	$530,849	$12,773,846	$12,605,453	$1,002,425
(2,531,664)	9,066,881	130,245	(878,559)	7,951,049	27,629
—	—	—	—	—	—
17,393,033	(13,550,776)	2,425,025	4,310,970	(10,007,679)	3,626,194

40,833,891	28,393,282	3,086,119	16,206,257	10,548,823	4,656,248

(14,783,307)	(21,346,701)	(66,228)	(3,564,203)	(3,418,997)	(314,249)
(215,625)	(242,212)	(17,799)	(36,267)	(8,123)	—
(10,419,063)	(10,773,880)	(458,208)	(8,752,098)	(8,969,084)	(772,233)

(8,689,377)	—	—	(2,266,047)	(460,991)	—
(122,947)	—	—	(12,900)	(409)	—
(6,105,219)	—	—	(5,839,605)	(907,877)	—

(40,335,538)	(32,362,793)	(542,235)	(20,471,120)	(13,765,481)	(1,086,482)

67,099,740	296,810,597	19,934,005	39,059,871	151,343,210	51,829,308
33,118,837	24,190,980	528,018	18,157,966	12,317,607	1,029,742
(261,712,852)	(393,242,514)	(276,200)	(126,434,621)	(60,924,191)	(2,305,042)
29,522	37,185	—	3	—	—

(161,464,753)	(72,203,752)	20,185,823	(69,216,781)	102,736,626	50,554,008

(160,966,400)	(76,173,263)	22,729,707	(73,481,644)	99,519,968	54,123,774

621,553,059	697,726,322	—	302,209,721	202,689,753	—

$460,586,659	$621,553,059	$22,729,707	$228,728,077	$302,209,721	$54,123,774

$42,975	$504,207	$(2,273)	$9,749	$14,759	$(2,273)

Statements of Changes in Net Assets	Marshall Funds

	Government Money Market Fund		Tax-Free Money Market Fund		Prime Money Market Fund
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets
Operations—
Net investment income	$6,652,735	$15,544,066	$13,936,462	$18,383,049	$65,697,817	$205,089,830
Net realized gain on investments	—	8,398	93,085	53,680	20,606	51,482

Change in net assets resulting from operations	6,652,735	15,552,464	14,029,547	18,436,729	65,718,423	205,141,312

Distributions to Shareholders—
Distributions to shareholders from net investment income—
Investor class of shares	(3,275,339)	(7,846,286)	(5,434,826)	(8,949,466)	(26,643,410)	(102,050,074)
Advisor class of shares	—	—	—	—	(1,166,815)	(4,497,782)
Institutional class of shares	(3,377,396)	(7,697,780)	(8,501,636)	(9,433,583)	(37,887,592)	(98,541,974)
Distributions to shareholders from net realized gain on investments—
Investor class of shares	(1,039)	(3,424)	(51,421)	(15,175)	—	—
Advisor class of shares	—	—	—	—	—	—
Institutional class of shares	(763)	(3,172)	(68,421)	(14,748)	—	—

Change in net assets resulting from distributions to shareholders	(6,654,537)	(15,550,662)	(14,056,304)	(18,412,972)	(65,697,817)	(205,089,830)

Capital Stock Transactions—
Proceeds from sale of shares	5,689,170,966	3,902,414,691	1,891,525,219	2,030,784,160	15,565,296,803	15,473,401,433
Net asset value of shares issued to shareholders in payment of distributions declared	2,935,056	8,425,666	3,192,292	2,980,286	16,650,552	50,032,221
Cost of shares redeemed	(5,400,388,418)	(3,662,926,925)	(1,731,893,998)	(1,763,519,007)	(15,980,737,651)	(14,706,581,607)

Change in net assets resulting from capital stock transactions	291,717,604	247,913,432	162,823,513	270,245,439	(398,790,296)	816,852,047

Change in net assets	291,715,802	247,915,234	162,796,756	270,269,196	(398,769,690)	816,903,529
Net Assets:
Beginning of period	584,622,814	336,707,580	822,525,795	552,256,599	5,765,883,215	4,948,979,686

End of period	$876,338,616	$584,622,814	$985,322,551	$822,525,795	$5,367,113,525	$5,765,883,215

Undistributed net investment income included in net assets at end of period	$—	$—	$53	$53	$40,697	$9,176

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)			Net assets, end of period (000 omitted)	Portfolio turnover rate(4)
										Net Expenses(2)	Expense waiver(2)	Net investment income (loss)(2)
Large-Cap Value Fund
2005(3)	$14.20	$0.33	$1.00	$1.33	$(0.35)	$(0.72)	$(1.07)	$14.46	9.77%	1.22%	—%	2.30%	$328,848	103%
2006(3)	14.46	0.20	1.36	1.56	(0.20)	(1.88)	(2.08)	13.94	11.99	1.23	0.01	1.47	319,834	121
2007(3)	13.94	0.18	1.55	1.73	(0.18)	(1.19)	(1.37)	14.30	12.89	1.22	0.01	1.26	329,192	43
2008(3)	14.30	0.18	(1.58)	(1.40)	(0.14)	(0.69)	(0.83)	12.07	(10.48)	1.24	—	1.11	103,979	40
2009(3)	12.07	0.16	(2.64)	(2.48)	(0.17)	(0.00)	(0.17)	9.42	(20.50)	1.33	—	1.80	80,537	73
Large-Cap Growth Fund
2005(3)	12.10	0.09	1.54	1.63	(0.09)	—	(0.09)	13.64	13.51	1.26	—	0.63	237,294	146
2006(3)	13.64	0.00	0.40	0.40	(0.01)	(1.87)	(1.88)	12.16	2.86	1.27	0.01	0.00 (6)	218,109	134
2007(3)	12.16	0.01	1.99	2.00	0.00	(0.43)	(0.43)	13.73	16.68	1.27	0.01	0.09	246,811	75
2008(3)	13.73	(0.03)	(0.73)	(0.76)	(0.01)	(1.14)	(1.15)	11.82	(6.62)	1.27	—	(0.10)	74,507	122
2009(3)	11.82	0.03	(2.20)	(2.17)	(0.01)	—	(0.01)	9.64	(18.34)	1.39	—	0.38	55,665	142
Mid-Cap Value Fund
2005(3)	14.24	0.03	2.61	2.64	(0.06)	(0.96)	(1.02)	15.86	19.16	1.20	—	0.25	637,293	37
2006(3)	15.86	0.07	0.70	0.77	(0.05)	(1.50)	(1.55)	15.08	5.12	1.19	0.01	0.47	595,968	63
2007(3)	15.08	0.06	1.94	2.00	(0.07)	(1.38)	(1.45)	15.63	13.52	1.21	0.01	0.37	572,444	62
2008(3)	15.63	0.06	(1.49)	(1.43)	(0.06)	(1.99)	(2.05)	12.15	(10.27)	1.24	—	0.35	166,722	41
2009(3)	12.15	0.06	(2.01)	(1.95)	(0.02)	(0.55)	(0.57)	9.63	(14.74)	1.37	—	0.64	122,051	63
Mid-Cap Growth Fund
2005(3)	11.15	(0.10)	2.60	2.50	—	—	—	13.65	22.42	1.29	0.01	(0.72)	172,137	188
2006(3)	13.65	(0.09)	0.87	0.78	—	—	—	14.43	5.71	1.30	0.01	(0.64)	175,529	134
2007(3)	14.43	(0.10)	3.13	3.03	—	—	—	17.46	21.00	1.27	0.01	(0.61)	222,095	169
2008(3)	17.46	(0.30)	(0.06)	(0.36)	—	—	—	17.10	(2.06)	1.26	—	(0.58)	71,086	186
2009(3)	17.10	(0.01)	(3.87)	(3.88)	—	(0.60)	(0.60)	12.62	(21.96)	1.35	—	(0.07)	53,443	224
Small-Cap Growth Fund
2005(3)	12.60	(0.18)	3.60	3.42	—	—	—	16.02	27.14	1.55	0.01	(1.21)	155,327	195
2006(3)	16.02	(0.14)	1.93	1.79	—	(1.37)	(1.37)	16.44	11.37	1.54	—	(0.93)	193,170	148
2007(3)	16.44	(0.15)	4.05	3.90	—	(1.33)	(1.33)	19.01	24.73	1.53	0.01	(0.91)	255,894	176
2008(3)	19.01	(0.22)	(1.27)	(1.49)	—	(3.33)	(3.33)	14.19	(10.37)	1.51	—	(0.92)	144,938	174
2009(3)	14.19	(0.02)	(2.25)	(2.27)	—	—	—	11.92	(16.00)	1.60	—	(0.18)	102,186	233
International Stock Fund
2005(3)	11.00	0.09	2.33	2.42	(0.07)	—	(0.07)	13.35	22.03	1.48	0.02	0.70	191,274	150
2006(3)	13.35	0.12	3.06	3.18	(0.12)	—	(0.12)	16.41	23.90	1.49	0.02	0.75	233,098	146
2007(3)	16.41	0.21	2.64	2.85	(0.04)	(1.88)	(1.92)	17.34	18.37	1.45	0.02	1.23	267,675	98
2008(3)	17.34	0.19	(2.92)	(2.73)	(0.20)	(2.00)	(2.20)	12.41	(18.11)	1.47	—	0.74	89,374	62
2009(3)	12.41	0.22	(3.19)	(2.97)	(0.33)	(0.27)	(0.60)	8.84	(22.94)	1.69	—	1.33	34,718	113
Emerging Markets Equity Fund
2009(3)(9)	10.00	0.08	4.38	4.46	(0.01)	—	(0.01)	14.45	44.61	1.50	1.27	1.52	6,691	58
Short-Term Income Fund
2005(3)	9.21	0.26	(0.10)	0.16	(0.34)	—	(0.34)	9.03	1.74	0.54	0.57	2.95	135,894	52
2006(3)	9.03	0.31	0.04	0.35	(0.38)	—	(0.38)	9.00	3.92	0.58	0.58	3.45	126,788	19
2007(3)	9.00	0.38	0.04	0.42	(0.40)	—	(0.40)	9.02	4.78	0.58	0.52	4.28	75,677	52
2008(3)	9.02	0.41	(0.11)	0.30	(0.40)	—	(0.40)	8.92	3.38	0.60	0.20	4.48	28,232	47
2009(3)	8.92	0.36	0.04	0.40	(0.35)	—	(0.35)	8.97	4.77	0.60	0.27	4.11	29,403	49
Short-Intermediate Bond Fund
2005(3)	9.50	0.35	(0.08)	0.27	(0.37)	—	(0.37)	9.40	2.90	0.73	0.30	3.70	646,961	357
2006(3)	9.40	0.40	(0.17)	0.23	(0.40)	—	(0.40)	9.23	2.56	0.73	0.30	4.39	690,447	430
2007(3)	9.23	0.43	(0.08)	0.35	(0.42)	—	(0.42)	9.16	3.86	0.75	0.26	4.56	359,507	421
2008(3)	9.16	0.44	(0.26)	0.18	(0.43)	—	(0.43)	8.91	1.91	0.80	0.06	4.69	95,322	293
2009(3)	8.91	0.46	0.09	0.55	(0.46)	—	(0.46)	9.00	7.05	0.80	0.14	5.64	59,653	360

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)					Net assets, end of period (000 omitted)	Portfolio turnover rate(4)
										Net Expenses(2)		Expense waiver(2)		Net investment income (loss)(2)
Intermediate Tax-Free Fund
2005(3)	$10.61	$0.37	$(0.18)	$0.19	$(0.36)	$(0.01)	$(0.37)	$10.43	1.83%	0.61%		0.50%		3.48%	$90,619	57%
2006(3)	10.43	0.35	(0.14)	0.21	(0.35)	(0.26)	(0.61)	10.03	2.12	0.65		0.51		3.48	80,217	31
2007(3)	10.03	0.36	(0.10)	0.26	(0.36)	—	(0.36)	9.93	2.59	0.60		0.53		3.56	82,037	48
2008(3)	9.93	0.39	0.28	0.67	(0.39)	—	(0.39)	10.21	6.84	0.55		0.58		3.84	89,772	196
2009(3)	10.21	0.41	0.19	0.60	(0.41)	(0.12)	(0.53)	10.28	6.21	0.55		0.58		4.14	141,961	92
Government Income Fund
2005(3)	9.64	0.37	(0.03)	0.34	(0.38)	—	(0.38)	9.60	3.61	0.88		0.33		3.75	475,920	561
2006(3)	9.60	0.42	(0.18)	0.24	(0.42)	—	(0.42)	9.42	2.57	0.86		0.34		4.50	582,466	760
2007(3)	9.42	0.42	0.02	0.44	(0.42)	—	(0.42)	9.44	4.71	0.89		0.29		4.44	550,614	686
2008(3)	9.44	0.45	(0.07)	0.38	(0.44)	—	(0.44)	9.38	4.01	0.80		0.06		4.68	367,555	284
2009(3)	9.38	0.45	0.36	0.81	(0.44)	(0.26)	(0.70)	9.49	9.26	0.80		0.10		4.96	296,190	360
Corporate Income Fund
2009(3)(9)	10.00	0.34	1.57	1.91	(0.34)	—	(0.34)	11.57	19.44	0.80		1.04		5.07	5,570	38
Aggregate Bond Fund
2007(3)(8)	10.00	0.11	0.10	0.21	(0.11)	—	(0.11)	10.10	2.11	0.80		0.14		4.38	59,013	129
2008(3)	10.10	0.47	(0.04)	0.43	(0.46)	(0.06)	(0.52)	10.01	4.32	0.80		0.08		4.64	79,471	333
2009(3)	10.01	0.50	0.48	0.98	(0.48)	(0.32)	(0.80)	10.19	11.12	0.80		0.12		5.40	76,892	445
Core Plus Bond Fund
2009(3)(9)	10.00	0.25	0.82	1.07	(0.26)	—	(0.26)	10.81	10.83	0.80		0.32		4.02	21,057	26
Government Money Market Fund
2005	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	2.11	0.45		0.18		2.09	121,712	—
2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.16	0.45		0.17		4.09	92,339	—
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.99	0.45		0.13		4.88	199,797	—
2008	1.00	0.03	—	0.03	(0.03)	(0.00)	(0.03)	1.00	3.19	0.45		0.10		2.91	309,487	—
2009	1.00	0.01	—	0.01	(0.01)	(0.00)	(0.01)	1.00	0.56	0.47	(10)	0.08		0.53	476,685	—
Tax-Free Money Market Fund
2005(7)	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	1.60	0.45		0.14		1.76	142,826	—
2006	1.00	0.03	—	0.03	(0.03)	(0.00)	(0.03)	1.00	2.84	0.45		0.13		2.85	192,603	—
2007	1.00	0.03	—	0.03	(0.03)	(0.00)	(0.03)	1.00	3.33	0.45		0.13		3.28	308,414	—
2008	1.00	0.03	—	0.03	(0.03)	(0.00)	(0.03)	1.00	2.57	0.45		0.09		2.48	424,211	—
2009	1.00	0.01	—	0.01	(0.01)	(0.00)	(0.01)	1.00	1.42	0.48	(10)	0.08		1.40	389,143	—
Prime Money Market Fund
2005	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	2.22	0.45		0.04		2.20	2,078,992	—
2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.25	0.45		0.04		4.19	2,453,274	—
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	5.06	0.45		0.02		4.95	2,753,457	—
2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	3.65	0.45		0.01		3.65	2,524,244	—
2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.15	0.49	(10)	0.00	(6)	1.16	2,240,416	—

(1)	Based on net asset value.
(2)	This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Represents less than 0.005%.
(7)	Reflects operations for the period from September 22, 2004 (commencement of operations) to August 31, 2005.
(8)	Reflects operations for the period from June 1, 2007 (commencement of operations) to August 31, 2007.
(9)	Reflects operations for the period from December 23, 2008 (commencement of operations) to August 31, 2009.
(10)	Participation fees for the Treasury’s Temporary Guarantee Program in the Government Money Market Fund, Tax-Free Money Market Fund and Prime Money Market Fund amounted to 0.03%, 0.03% and 0.04%, respectively.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Advisor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)			Net Assets end of period (000 omitted)	Portfolio turnover rate(4)
										Net Expenses(2)	Expense waiver(2)	Net investment income (loss)(2)
Large-Cap Value Fund
2005(3)	$14.20	$0.32	$1.01	$1.33	$(0.35)	$(0.72)	$(1.07)	$14.46	9.77%	1.22%	0.25%	2.30%	$11,918	103%
2006(3)	14.46	0.20	1.36	1.56	(0.20)	(1.88)	(2.08)	13.94	11.99	1.23	0.05	1.47	12,110	121
2007(3)	13.94	0.18	1.55	1.73	(0.18)	(1.19)	(1.37)	14.30	12.89	1.22	0.01	1.26	12,213	43
2008(3)	14.30	0.16	(1.56)	(1.40)	(0.14)	(0.69)	(0.83)	12.07	(10.48)	1.24	—	1.16	9,455	40
2009(3)	12.07	0.17	(2.65)	(2.48)	(0.17)	(0.00)	(0.17)	9.42	(20.50)	1.33	—	1.81	6,543	73
Large-Cap Growth Fund
2005(3)	12.10	0.08	1.55	1.63	(0.09)	—	(0.09)	13.64	13.51	1.26	0.25	0.63	8,796	146
2006(3)	13.64	0.00	0.40	0.40	(0.01)	(1.87)	(1.88)	12.16	2.86	1.27	0.05	0.00 (6)	9,316	134
2007(3)	12.16	0.01	1.99	2.00	0.00	(0.43)	(0.43)	13.73	16.68	1.27	0.01	0.09	9,454	75
2008(3)	13.73	(0.01)	(0.75)	(0.76)	(0.01)	(1.14)	(1.15)	11.82	(6.62)	1.27	—	(0.07)	7,948	122
2009(3)	11.82	0.03	(2.20)	(2.17)	(0.01)	—	(0.01)	9.64	(18.34)	1.39	—	0.38	5,405	142
Mid-Cap Value Fund
2005(3)	14.24	0.03	2.61	2.64	(0.06)	(0.96)	(1.02)	15.86	19.16	1.20	0.25	0.25	12,497	37
2006(3)	15.86	0.07	0.70	0.77	(0.05)	(1.50)	(1.55)	15.08	5.12	1.19	0.05	0.47	12,914	63
2007(3)	15.08	0.06	1.94	2.00	(0.07)	(1.38)	(1.45)	15.63	13.52	1.21	0.01	0.37	12,782	62
2008(3)	15.63	0.04	(1.47)	(1.43)	(0.06)	(1.99)	(2.05)	12.15	(10.27)	1.24	—	0.35	9,076	41
2009(3)	12.15	0.06	(2.01)	(1.95)	(0.02)	(0.55)	(0.57)	9.63	(14.74)	1.37	—	0.63	6,238	63
Mid-Cap Growth Fund
2005(3)	11.15	(0.10)	2.60	2.50	—	—	—	13.65	22.42	1.29	0.26	(0.72)	4,784	188
2006(3)	13.65	(0.10)	0.88	0.78	—	—	—	14.43	5.71	1.30	0.05	(0.64)	4,396	134
2007(3)	14.43	(0.11)	3.14	3.03	—	—	—	17.46	21.00	1.27	0.01	(0.61)	4,916	169
2008(3)	17.46	(0.10)	(0.26)	(0.36)	—	—	—	17.10	(2.06)	1.26	—	(0.55)	4,804	186
2009(3)	17.10	(0.01)	(3.87)	(3.88)	—	(0.60)	(0.60)	12.62	(21.96)	1.35	—	(0.06)	3,245	224
Small-Cap Growth Fund
2005(3)	12.60	(0.18)	3.60	3.42	—	—	—	16.02	27.14	1.55	0.26	(1.21)	6,173	195
2006(3)	16.02	(0.15)	1.94	1.79	—	(1.37)	(1.37)	16.44	11.37	1.54	0.04	(0.93)	6,976	148
2007(3)	16.44	(0.17)	4.07	3.90	—	(1.33)	(1.33)	19.01	24.73	1.53	0.01	(0.91)	7,992	176
2008(3)	19.01	(0.05)	(1.44)	(1.49)	—	(3.33)	(3.33)	14.19	(10.37)	1.51	—	(0.84)	15,423	174
2009(3)	14.19	(0.02)	(2.25)	(2.27)	—	—	—	11.92	(16.00)	1.60	—	(0.19)	12,685	233
International Stock Fund
2005(3)	11.00	0.09	2.33	2.42	(0.07)	—	(0.07)	13.35	22.03	1.48	0.27	0.70	5,449	150
2006(3)	13.35	0.12	3.06	3.18	(0.12)	—	(0.12)	16.41	23.90	1.49	0.05	0.75	7,739	146
2007(3)	16.41	0.20	2.65	2.85	(0.04)	(1.88)	(1.92)	17.34	18.37	1.45	0.02	1.23	7,771	98
2008(3)	17.34	0.18	(2.91)	(2.73)	(0.20)	(2.00)	(2.20)	12.41	(18.11)	1.47	—	1.09	5,287	62
2009(3)	12.41	0.14	(3.11)	(2.97)	(0.33)	(0.27)	(0.60)	8.84	(22.94)	1.69	—	1.45	2,827	113
Emerging Markets Equity Fund
2009(3)(8)	10.00	0.07	4.39	4.46	(0.01)	—	(0.01)	14.45	44.61	1.50	1.27	1.28	79	58
Short-Term Income Fund
2005(3)	9.21	0.25	(0.11)	0.14	(0.32)	—	(0.32)	9.03	1.51	0.77	0.59	2.72	2,792	52
2006(3)	9.03	0.29	0.04	0.33	(0.36)	—	(0.36)	9.00	3.69	0.81	0.39	3.22	2,664	19
2007(3)	9.00	0.37	0.04	0.41	(0.39)	—	(0.39)	9.02	4.60	0.76	0.32	4.11	2,526	52
2008(3)	9.02	0.40	(0.10)	0.30	(0.40)	—	(0.40)	8.92	3.38	0.60	0.20	4.46	2,047	47
2009(3)	8.92	0.36	0.05	0.41	(0.35)	—	(0.35)	8.98	4.89	0.60	0.27	4.21	1,824	49
Short-Intermediate Bond Fund
2005(3)	9.50	0.33	(0.08)	0.25	(0.35)	—	(0.35)	9.40	2.66	0.96	0.32	3.47	7,123	357
2006(3)	9.40	0.38	(0.17)	0.21	(0.38)	—	(0.38)	9.23	2.33	0.96	0.11	4.16	6,549	430
2007(3)	9.23	0.40	(0.07)	0.33	(0.40)	—	(0.40)	9.16	3.68	0.93	0.07	4.39	5,829	421
2008(3)	9.16	0.43	(0.26)	0.17	(0.43)	—	(0.43)	8.90	1.80	0.80	0.06	4.69	5,137	293
2009(3)	8.90	0.45	0.10	0.55	(0.46)	—	(0.46)	8.99	7.05	0.80	0.14	5.63	4,840	360

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Advisor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)				Net Assets end of period (000 omitted)	Portfolio turnover rate(4)
										Net Expenses(2)		Expense waiver(2)	Net investment income (loss)(2)
Government Income Fund
2005(3)	$9.64	$0.34	$(0.02)	$0.32	$(0.36)	$—	$(0.36)	$9.60	3.37%	1.11%		0.35%	3.52%	$6,519	561%
2006(3)	9.60	0.40	(0.18)	0.22	(0.40)	—	(0.40)	9.42	2.34	1.09		0.15	4.27	6,425	760
2007(3)	9.42	0.41	0.01	0.42	(0.40)	—	(0.40)	9.44	4.53	1.07		0.11	4.27	5,808	686
2008(3)	9.44	0.45	(0.07)	0.38	(0.44)	—	(0.44)	9.38	4.01	0.80		0.06	4.66	4,871	284
2009(3)	9.38	0.45	0.36	0.81	(0.44)	(0.26)	(0.70)	9.49	9.26	0.80		0.10	4.95	4,516	360
Corporate Income Fund
2009(3)(8)	10.00	0.34	1.57	1.91	(0.34)	—	(0.34)	11.57	19.46	0.80		1.04	5.10	1,233	38
Aggregate Bond Fund
2007(3)(7)	10.00	0.11	0.09	0.20	(0.11)	—	(0.11)	10.09	2.00	0.80		0.14	4.38	20	129
2008(3)	10.09	0.47	(0.03)	0.44	(0.46)	(0.06)	(0.52)	10.01	4.44	0.80		0.08	4.55	358	333
2009(3)	10.01	0.49	0.49	0.98	(0.48)	(0.32)	(0.80)	10.19	11.13	0.80		0.12	5.17	1,527	445
Prime Money Market Fund
2005	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	1.91	0.75		0.04	1.90	75,993	—
2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	3.94	0.75		0.04	3.89	90,776	—
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.75	0.75		0.02	4.65	115,093	—
2008	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.34	0.75		0.01	3.20	140,379	—
2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.85	0.78	(9)	0.01	0.91	102,679	—

(1)	Based on net asset value, which does not reflect the sales charge, or contingent deferred sales charge, if applicable.
(2)	This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01, except for International Stock Fund, which was $0.01 for the year ended August 31, 2004.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Represents less than 0.005%.
(7)	Reflects operations for the period from June 1, 2007 (commencement of operations) to August 31, 2007.
(8)	Reflects operations for the period from December 23, 2008 (commencement of operations) to February 28, 2009.
(9)	Participation fees for the Treasury’s Temporary Guarantee Program in the Prime Money Market Fund amounted to 0.04%.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)				Net assets, end of period (000 omitted)	Portfolio turnover rate(4)
										Net Expenses(2)		Expense waiver(2)	Net investment income (loss)(2)
Large-Cap Value Fund
2008(3)(9)	$12.99	$0.10	$(0.95)	$(0.85)	$(0.07)	$—	$(0.07)	$12.07	(6.57)%	1.00%		—%	1.54%	$152,572	40%
2009(3)	12.07	0.19	(2.65)	(2.46)	(0.19)	(0.00)	(0.19)	9.43	(20.27)	1.08		—	2.04	104,984	73
Large-Cap Growth Fund
2008(3)(9)	11.97	0.01	(0.14)	(0.13)	—	—	—	11.84	(1.09)	1.03		—	0.30	149,952	122
2009(3)	11.84	0.06	(2.21)	(2.15)	(0.02)	—	(0.02)	9.67	(18.16)	1.14		—	0.62	100,612	142
Mid-Cap Value Fund
2008(3)(9)	12.55	0.04	(0.42)	(0.38)	—	—	—	12.17	(3.03)	1.02		—	0.59	99,009	41
2009(3)	12.17	0.07	(2.01)	(1.94)	(0.05)	(0.55)	(0.60)	9.63	(14.59)	1.12		—	0.90	91,115	63
Mid-Cap Growth Fund
2008(3)(9)	17.09	(0.01)	0.06	0.05	—	—	—	17.14	0.29	1.01		—	(0.19)	171,529	186
2009(3)	17.14	0.02	(3.88)	(3.86)	—	(0.60)	(0.60)	12.68	(21.79)	1.10		—	0.18	135,858	224
Small-Cap Growth Fund
2008(3)(9)	14.73	(0.03)	(0.48)	(0.51)	—	—	—	14.22	(3.46)	1.27		—	(0.49)	134,623	174
2009(3)	14.22	0.01	(2.26)	(2.25)	—	—	—	11.97	(15.82)	1.35		—	0.05	127,901	233
International Stock Fund
2005(3)	11.11	0.16	2.32	2.48	(0.07)	—	(0.07)	13.52	22.38	1.23		0.02	0.95	168,128	150
2006(3)	13.52	0.17	3.07	3.24	(0.15)	—	(0.15)	16.61	24.14	1.24		0.02	1.00	188,715	146
2007(3)	16.61	0.24	2.68	2.92	(0.07)	(1.88)	(1.95)	17.58	18.65	1.20		0.02	1.48	250,012	98
2008(3)	17.58	0.23	(2.94)	(2.71)	(0.24)	(2.00)	(2.24)	12.63	(17.74)	1.23		—	1.58	253,158	62
2009(3)	12.63	0.29	(3.27)	(2.98)	(0.42)	(0.27)	(0.69)	8.96	(22.51)	1.44		—	1.64	76,756	113
Emerging Markets Equity Fund
2009(3)(10)	10.00	0.09	4.39	4.48	(0.01)	—	(0.01)	14.47	44.82	1.25		1.27	1.54	39,054	58
Short-Term Income Fund
2007(3)(8)	9.02	0.11	—	0.11	(0.11)	—	(0.11)	9.02	1.20	0.35		0.23	4.65	41,186	52
2008(3)	9.02	0.43	(0.09)	0.34	(0.43)	—	(0.43)	8.93	3.76	0.35		0.20	4.69	72,928	47
2009(3)	8.93	0.38	0.04	0.42	(0.37)	—	(0.37)	8.98	5.03	0.35		0.27	4.47	66,039	49
Short-Intermediate Bond Fund
2007(3)(8)	9.17	0.11	(0.01)	0.10	(0.11)	—	(0.11)	9.16	1.12	0.55		0.08	4.90	181,534	421
2008(3)	9.16	0.45	(0.26)	0.19	(0.45)	—	(0.45)	8.90	2.05	0.55		0.06	4.94	200,110	293
2009(3)	8.90	0.48	0.09	0.57	(0.48)	—	(0.48)	8.99	7.32	0.55		0.14	5.89	118,546	360
Government Income Fund
2007(3)(8)	9.41	0.11	0.03	0.14	(0.11)	—	(0.11)	9.44	1.54	0.55		0.13	4.87	141,305	686
2008(3)	9.44	0.46	(0.07)	0.39	(0.46)	—	(0.46)	9.37	4.16	0.55		0.06	4.88	249,127	284
2009(3)	9.37	0.48	0.36	0.84	(0.46)	(0.26)	(0.72)	9.49	9.65	0.55		0.10	5.22	159,881	360
Corporate Income Fund
2009(3)(10)	10.00	0.35	1.58	1.93	(0.36)	—	(0.36)	11.57	19.63	0.55		1.04	4.88	15,927	38
Aggregate Bond Fund
2007(3)(8)	10.00	0.12	0.10	0.22	(0.12)	—	(0.12)	10.10	2.18	0.55		0.14	4.63	143,657	129
2008(3)	10.10	0.50	(0.04)	0.46	(0.49)	(0.06)	(0.55)	10.01	4.58	0.55		0.08	4.87	222,380	333
2009(3)	10.01	0.52	0.48	1.00	(0.50)	(0.32)	(0.82)	10.19	11.40	0.55		0.12	5.66	150,309	445
Core Plus Bond Fund
2009(3)(10)	10.00	0.26	0.83	1.09	(0.28)	—	(0.28)	10.81	11.04	0.55		0.32	3.73	33,067	26
Government Money Market Fund
2005	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	2.37	0.20		0.18	2.34	37,372	—
2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.42	0.20		0.17	4.34	65,616	—
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	5.25	0.20		0.13	5.13	136,910	—
2008	1.00	0.03	—	0.03	(0.03)	(0.00)	(0.03)	1.00	3.45	0.20		0.10	3.33	275,136	—
2009	1.00	0.01	—	0.01	(0.01)	(0.00)	(0.01)	1.00	0.80	0.23	(11)	0.07	0.75	399,654	—

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)					Net assets, end of period (000 omitted)	Portfolio turnover rate(4)
										Net Expenses(2)		Expense waiver(2)		Net investment income (loss)(2)
Tax-Free Money Market Fund
2005(7)	$1.00	$—	$—	$—	$—	$—	$—	$1.00	0.39%	0.20%		0.06%		0.78%	$24,211	—%
2006	1.00	0.03	—	0.03	(0.03)	(0.00)	(0.03)	1.00	3.09	0.20		0.13		3.10	116,409	—
2007	1.00	0.04	—	0.04	(0.04)	(0.00)	(0.04)	1.00	3.59	0.20		0.13		3.53	243,842	—
2008	1.00	0.03	—	0.03	(0.03)	(0.00)	(0.03)	1.00	2.83	0.20		0.09		2.67	398,315	—
2009	1.00	0.02	—	0.02	(0.02)	(0.00)	(0.02)	1.00	1.68	0.23	(11)	0.08		1.62	596,180	—
Prime Money Market Fund
2005	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	2.47	0.20		0.04		2.45	1,550,128	—
2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.51	0.20		0.04		4.44	1,653,556	—
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	5.33	0.20		0.02		5.20	2,080,429	—
2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	3.91	0.20		0.01		3.69	3,101,260	—
2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.40	0.24	(11)	0.00	(6)	1.32	3,024,018	—

(1)	Based on net asset value.
(2)	This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Represents less than 0.005%.
(7)	Reflects operations for the period from June 29, 2005 (commencement of operations) to August 31, 2005.
(8)	Reflects operations for the period from June 1, 2007 (commencement of operations) to August 31, 2007.
(9)	Reflects operations for the period from February 1, 2008 (commencement of operations) to August 31, 2008.
(10)	Reflects operations for the period from December 23, 2008 (commencement of operations) to August 31, 2009.
(11)	Participation fees for the Treasury’s Temporary Guarantee Program in the Government Money Market Fund, Tax-Free Money Market Fund and Prime Money Market Fund amounted to 0.03%, 0.03% and 0.04%, respectively.

(See Notes which are an integral part of the Financial Statements)

August 31, 2009

Notes to Financial Statements	Marshall Funds

1.	Organization

Marshall Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of seventeen diversified portfolios (individually referred to as the “Fund,” or collectively as the “Funds”), with multiple classes of shares as indicated in the accompanying table:

Portfolio Name	Advisor Class	Investor Class	Institutional Class	Investment Objective
Marshall Large-Cap Value Fund (“Large-Cap Value Fund”)	X	X	X	To provide capital appreciation and above-average dividend income.
Marshall Large-Cap Growth Fund (“Large-Cap Growth Fund”)	X	X	X	To provide capital appreciation.
Marshall Mid-Cap Value Fund (“Mid-Cap Value Fund”)	X	X	X	To provide capital appreciation.
Marshall Mid-Cap Growth Fund (“Mid-Cap Growth Fund”)	X	X	X	To provide capital appreciation.
Marshall Small-Cap Growth Fund (“Small-Cap Growth Fund”)	X	X	X	To provide capital appreciation.
Marshall International Stock Fund (“International Stock Fund”)	X	X	X	To provide capital appreciation.
Marshall Emerging Markets Equity Fund (“Emerging Markets Equity Fund”)	X*	X*	X*	To provide capital appreciation.
Marshall Short-Term Income Fund (“Short-Term Income Fund”)	X	X	X	To maximize total return consistent with current income.
Marshall Short-Intermediate Bond Fund (“Short-Intermediate Bond Fund”)	X	X	X	To maximize total return consistent with current income.
Marshall Intermediate Tax-Free Fund (“Intermediate Tax-Free Fund”)		X		To provide a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.
Marshall Government Income Fund (“Government Income Fund”)	X	X	X	To provide current income.
Marshall Corporate Income Fund (“Corporate Income Fund”)	X*	X*	X*	To maximize total return consistent with current income.
Marshall Aggregate Bond Fund (“Aggregate Bond Fund”)	X	X	X	To maximize total return consistent with current income.
Marshall Core Plus Bond Fund (“Core Plus Bond Fund”)		X*	X*	To maximize total return consistent with current income.
Marshall Government Money Market Fund (“Government Money Market Fund”)		X	X	To provide current income consistent with stability of principal.
Marshall Tax-Free Money Market Fund (“Tax-Free Money Market Fund”)		X	X	To provide current income that is exempt from federal income tax and is consistent with stability of principal.
Marshall Prime Money Market Fund (“Prime Money Market Fund”)	X	X	X	To provide current income consistent with stability of principal.

*	Commenced operations on December 23, 2008.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted (“GAAP”) in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Investment Valuations—Listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange, including NASDAQ. Securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of NAV or at fair value as discussed below. Equity securities without a reported trade, U.S. government

Notes to Financial Statements (continued)

securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Fixed income securities which are not exchange traded are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. Fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value. Investments in other open-end registered investment companies are valued at net asset value. The money market funds use the amortized cost method to value portfolio securities in accordance with Rule 2a-7 under the Act.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board of Directors (the “Directors”). The Directors have established a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Directors. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that would be realized upon the sale of that security and the differences may be material to the NAV of the respective Fund or the financial statements presented.

Securities held in the International Stock Fund and Emerging Markets Equity Fund may be listed on foreign exchanges that do not value their listed securities at the same time each Fund calculates its NAV. Most foreign markets close well before each Fund values its securities, generally 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (“a subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Funds have retained an independent fair value pricing service to assist in valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. As of August 31, 2009, 93.2% of the total long-term investments of the International Stock Fund and 63.6% of the total long-term investments of the Emerging Markets Equity Fund were fair valued.

Repurchase Agreements—The Funds’ policy requires the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement, including accrued interest.

The Funds will enter into repurchase agreements only with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Funds’ adviser (or sub-advisers) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses and Distributions—Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value.

The Funds (except Intermediate Tax-Free Fund) offer multiple classes of shares which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Funds. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific expenses. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of total shares outstanding of each class, without distinction between share classes. Expenses attributable to a particular class of shares, such as distribution fees and shareholder servicing fees are allocated directly to that class.

Premium and Discount Amortization/Paydown Gains and Losses—Premiums and discounts on fixed income securities are generally amortized/accreted for tax and financial statement purposes. Gains and losses realized on principal payments of mortgage-backed securities (paydown gains and losses) are classified as part of net investment income.

Federal Income Taxes—The policies and procedures of the Funds require compliance with Subchapter M of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

In-Kind Redemptions—In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (an “in-kind redemption”). For financial reporting purposes, the Fund recognizes a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on the in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain or loss to paid-in capital. During the fiscal year ended August 31, 2009, there were no in-kind redemptions of Fund shares.

Marshall Funds

When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the commitment to purchase securities. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts—Certain Funds may purchase futures contracts to manage cash flows, enhance yield, and to potentially reduce transaction costs. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from, or pays to, the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

At August 31, 2009, the following Funds had outstanding futures contracts as set forth below:

Fund	Expiration Date	Contracts	Description	Position	Unrealized Appreciation (Depreciation)
Short-Term Income Fund	December 2009	125	U.S. 5 Year Note	Long	$64,157
Intermediate Tax-Free Fund	September 2010	10	U.S. 10 Year Note	Short	(9,880)

During the fiscal year ended August 31, 2009, the Short-Term Income Fund had an average of 145 long futures contracts outstanding while the Intermediate Tax-Free Fund had an average of 4 short futures contracts outstanding.

Options Contracts—Certain Funds may write covered call and put options on futures, swaps, securities, or currencies a Fund owns, or in which it may invest to create investment exposure consistent with their investment objectives. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received, or made, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security, or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security, or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds also may purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security, or currency transaction to determine the realized gain or loss.

For the year ended August 31, 2009, the Large-Cap Value Fund had $2,722,126 in realized losses on all option contracts and the Large-Cap Growth Fund had $30,820 in realized losses on all option contracts. During the fiscal year ended August 31, 2009, the Large-Cap Value Fund had average written and purchased options outstanding of 5,300 contracts and 8,514 contracts, respectively, while the Large-Cap Growth Fund had average written options outstanding of 200 contracts.

The following is a summary of written option activity:

	Large-Cap Value Fund		Large-Cap Growth Fund
Contracts	Number of Contracts	Premium	Number of Contracts	Premium
Outstanding @ 8/31/2008	740	$116,059	—	$—
Options written	35,313	5,604,708	1,000	114,349
Options expired	(12,268)	(1,434,330)	—	—
Options exercised	(4,226)	(805,692)	—	—
Options closed	(17,878)	(3,324,943)	(1,000)	(114,349)

Outstanding @ 8/31/2009	1,681	$155,802	—	$—

Notes to Financial Statements (continued)

At August 31, 2009, the Large-Cap Value Fund had the following outstanding written options:

Contracts	Type	Expiration Date	Exercise Price	Number of Contracts	Market Value	Unrealized Depreciation
Bank of America Corp.	Call	February 2010	$18.00	1275	$314,925	$(192,694)
International Paper Co.	Call	September 2009	21.00	262	60,915	(47,030)
Whirlpool Corp.	Call	September 2009	60.00	72	41,040	(30,456)
Whirlpool Corp.	Call	September 2009	65.00	72	18,000	(8,898)

Total				1,681		$(279,078)

Foreign Exchange Contracts—Certain Funds may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. Certain Funds may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of certain Funds’ foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of these Funds’ foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Foreign Currency Translation—The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Restricted Securities—Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Directors. The money market funds’ restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

Additional information on each illiquid restricted security held by the Funds at August 31, 2009 is as follows:

Fund	Security	Acquisition Date	Acquisition Cost	Value
Tax-Free Money Market Fund	Term Tender Custodial Receipts	4/13/2009	$20,009,400	$20,001,694
Prime Money Market Fund	Metropolitan Life Insurance Co.	5/3/2004	65,000,000	65,000,000
Prime Money Market Fund	Metropolitan Life Insurance Co.	1/30/2004	50,000,000	50,000,000

Redemption Fees—The Funds (other than the Government Money Market Fund, Tax-Free Money Market Fund, and Prime Money Market Fund) impose a 2.00% redemption fee to shareholders who redeem shares held for 30 days or less. All redemption fees are recorded by the Funds as paid-in-capital.

Securities Lending—Certain Funds participate in a securities lending program, providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Funds receive cash as collateral in return for the securities and record a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the prior day’s market value on securities loaned. Collateral is reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds, the valuation of which is discussed in “Investment Valuations” in Note 1 of the Notes to the Financial Statements. When a Fund lends its portfolio securities, it is subject to the risk that it may not be able to get them back from the borrower on a timely basis, in which case the Fund may lose certain investment opportunities. A Fund is also subject to the risks associated with the investments of cash collateral received from the borrower. On May 18, 2000, the Securities and Exchange Commission issued an order to the Marshall Funds that exempts certain

Marshall Funds

securities lending activities from prohibitions under the Act. Under the terms of the exemptive order, (i) the Funds may pay a portion of net revenue to Marshall & Ilsley Trust Company N.A. (“M&I Trust”) for its services as securities lending agent, and (ii) cash collateral received for a loan of one Fund’s securities may be invested jointly with collateral received for loans of other Funds’ securities.

Cash collateral received as part of the securities lending program was jointly pooled and invested in the following securities as of August 31, 2009 (1):

Description	Value
Blackrock Liquidity TempCash Money Market Fund	$37,202,973
Dreyfus Institutional Cash Advantage Money Market Fund	262,786,285
FCAR Owner Trust I, 1.100%, 9/24/2009(2)	24,977,075
Fidelity Institutional Money Market Fund	351,000,000
Irish Life & Permanent PLC, 0.900%, 10/15/2009(2)	24,968,125
Metlife Insurance FA, 1.768%, 11/30/2009	20,000,000
Prudential Funding LLC, 1.010%, 9/18/2009(2)	24,916,675
Skandinaviska Enskilda Bank, 0.650%, 12/22/2009(2)	24,946,275

Total	$770,797,408

Fund	Value of Securities Loaned	Payable on Collateral Due to Brokers
Large-Cap Value Fund	$53,183,797	$54,818,545
Large-Cap Growth Fund	44,679,494	46,052,838
Mid-Cap Value Fund	78,804,027	81,226,282
Mid-Cap Growth Fund	77,671,484	80,058,927
Small-Cap Growth Fund	86,044,570	88,689,382
International Stock Fund	17,586,143	18,126,700
Short-Term Income Fund	4,028,431	4,152,256
Short-Intermediate Bond Fund	79,360,788	81,800,156
Government Income Fund	205,844,840	212,172,038
Aggregate Bond Fund	100,607,831	103,700,284

Total	$747,811,405	$770,797,408

(1)	The collateral pool is managed by the Fund Manager of the Short-Term Income, Prime Money Market and Government Money Market Funds. Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2009.
(2)	Each issue shows the rate of the discount at the time of purchase.

Commitments and Contingencies—In the normal course of business, the Corporation enters into contracts that provide general indemnifications to other parties. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Corporation that have not yet occurred. However, the Corporation has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Treasury’s Temporary Guarantee Program—On October 2, 2008, the Government Money Market Fund, Tax-Free Money Market Fund, and Prime Money Market Fund filed a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) and paid a fee to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Board of Directors determined that each of these Fund’s participation in the Program was in the best interests of the Funds and their respective shareholders. Under the Program, the Treasury guaranteed the share price of shares of a fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share fell below $0.995 (a “Guarantee Event”) during the coverage period and the fund was required to liquidate. The Program’s guarantee was for the lesser of: (a) the number of fund shares owned by the shareholder at the close of business on September 19, 2008; or (b) the number of fund shares owned by the shareholder on the date of a Guarantee Event. Each Fund paid a fee equivalent to 0.01% of each Fund’s net assets as of September 19, 2008 to participate in the Program through December 18, 2008. The Treasury first extended the Program through April 30, 2009, for which each Fund paid an additional fee equivalent to 0.015% of each Fund’s net assets as of September 19, 2008. The Treasury then extended the Program through September 18, 2009, for which each Fund paid an additional fee equivalent to 0.015% of each Fund’s net assets as of September 19, 2008. The Treasury elected not to extend the program beyond September 18, 2009. The Government Money Market Fund, Tax-Free Money Market Fund and Prime Money Market Fund paid a total of $291,655, $316,866, and $2,007,994, respectively, for the year ended August 31, 2009.

Other—Investment transactions are accounted for on a trade date basis. Net realized gains and losses on securities are computed on the basis of specific security lot identification.

Notes to Financial Statements (continued)

3.	Fair Value Measurements

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Valuation Measurements” (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS 157 establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs), and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Funds adopted SFAS 157 as of September 1, 2008. In addition, in April 2009, FASB issued Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 expands existing fair value measurement disclosure to include a breakout of the current SFAS 157 chart to add category and/or security types. The Funds adopted FSP 157-4 as of August 31, 2009.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs, including management’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, Money Market holdings are valued using amortized cost under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of the holding, but since the value is not obtained from a quoted price in an active market, such holdings are reflected as Level 2.

The following is a summary of each Fund’s fair value measurements as of August 31, 2009:

	Large-Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$13,213,471	$—	$—	$13,213,471
Consumer Staples	13,763,871	—	—	13,763,871
Energy	34,292,626	—	—	34,292,626
Financials	41,217,810	—	—	41,217,810
Healthcare	23,077,694	—	—	23,077,694
Industrials	19,497,843	—	—	19,497,843
Information Technology	16,165,164	—	—	16,165,164
Materials	10,696,081	—	—	10,696,081
Telecommunication Services	8,412,064	—	—	8,412,064
Utilities	8,295,007	—	—	8,295,007
Purchased Call Options	1,935,875	—	—	1,935,875
Short-Term Investments	—	1,813,097	—	1,813,097

Total	$190,567,506	$1,813,097	$—	$192,380,603

	Large-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$20,466,459	$—	$—	$20,466,459
Consumer Staples	13,383,591	—	—	13,383,591
Energy	15,378,903	—	—	15,378,903
Financials	13,780,649	—	—	13,780,649
Healthcare	21,113,767	—	—	21,113,767
Industrials	14,045,554	—	—	14,045,554
Information Technology	55,169,167	—	—	55,169,167
Materials	7,452,144	—	—	7,452,144
Short-Term Investments	—	874,487	—	874,487

Total	$160,790,234	$874,487	$—	$161,664,721

	Mid-Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$37,137,851	$—	$—	$37,137,851
Consumer Staples	12,691,725	—	—	12,691,725
Energy	16,995,745	—	—	16,995,745
Financials	51,924,050	—	—	51,924,050
Healthcare	19,652,344	—	—	19,652,344
Industrials	18,092,047	—	—	18,092,047
Information Technology	27,508,086	—	—	27,508,086
Materials	14,116,966	—	—	14,116,966
Telecommunication Services	3,055,533	—	—	3,055,533
Utilities	11,277,378	—	—	11,277,378
Short-Term Investments	—	7,042,505	—	7,042,505

Total	$212,451,725	$7,042,505	$—	$219,494,230

	Mid-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$39,937,202	$—	$—	$39,937,202
Consumer Staples	3,959,223	—	—	3,959,223
Energy	6,666,714	—	—	6,666,714
Financials	20,260,943	—	—	20,260,943
Healthcare	27,650,922	—	—	27,650,922
Industrials	19,904,013	—	—	19,904,013
Information Technology	47,616,555	—	—	47,616,555
Materials	15,166,918	—	—	15,166,918
Telecommunication Services	5,784,091	—	—	5,784,091
Short-Term Investments	—	7,897,007	—	7,897,007

Total	$186,946,581	$7,897,007	$—	$194,843,588

Marshall Funds

	Small-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$39,241,424	$—	$—	$39,241,424
Consumer Staples	7,206,222	—	—	7,206,222
Energy	8,180,026	—	—	8,180,026
Financials	22,003,603	—	—	22,003,603
Healthcare	43,778,094	—	—	43,778,094
Industrials	25,696,818	—	—	25,696,818
Information Technology	63,299,970	—	—	63,299,970
Materials	14,182,470	—	—	14,182,470
Telecommunication Services	12,782,621	—	—	12,782,621
Short-Term Investments	—	8,574,605	—	8,574,605

Total	$236,371,248	$8,574,605	$—	$244,945,853

	International Stock Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$347,022	$—	$—	$347,022
Australia	—	2,792,421	—	2,792,421
Austria	—	350,649	—	350,649
Belgium	—	92,761	—	92,761
Bermuda	—	201,476	—	201,476
Brazil	927,396	—	—	927,396
Canada	436,253	—	—	436,253
China	161,700	811,613	—	973,313
Denmark	—	3,262,241	—	3,262,241
Finland	—	1,565,067	—	1,565,067
France	—	10,505,998	—	10,505,998
Germany	—	9,547,805	—	9,547,805
Greece	—	472,870	—	472,870
Hong Kong	575,874	4,018,170	—	4,594,044
Hungary	—	301,634	—	301,634
India	—	3,653,223	—	3,653,223
Indonesia	—	110,573	—	110,573
Ireland	—	971,101	—	971,101
Italy	—	2,655,866	—	2,655,866
Japan	—	23,830,400	—	23,830,400
Mexico	465,951	—	—	465,951
Netherlands	3,565,308	1,806,227	—	5,371,535
New Zealand	—	541,400	—	541,400
Norway	—	2,441,998	—	2,441,998
Poland	—	338,860	—	338,860
Portugal	—	928,597	—	928,597
Russia	—	497,186	—	497,186
Singapore	—	2,476,890	—	2,476,890
South Korea	—	3,013,874	—	3,013,874
Spain	—	2,361,014	—	2,361,014
Sweden	—	3,562,930	—	3,562,930
Switzerland	—	2,233,037	—	2,233,037
Taiwan	802,949	889,906	—	1,692,855
Turkey	—	675,869	—	675,869
United Kingdom	—	14,326,373	—	14,326,373
Depository Notes	177,589	—	—	177,589
Preferred Stocks	—	911,918	—	911,918
Short-Term Investments	—	2,735,592	—	2,735,592

Total	$7,460,042	$104,885,539	$—	$112,345,581

	Emerging Markets Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Bermuda	$—	$295,655	$—	$295,655
Brazil	5,493,223	—	—	5,493,223
Chile	862,730	—	—	862,730
China	1,196,975	4,631,247	—	5,828,222
Colombia	522,438	—	—	522,438
Czech Republic	—	1,390,251	—	1,390,251
Egypt	—	801,878	—	801,878
Hong Kong	1,691,683	453,698	—	2,145,381
India	561,990	2,719,911	—	3,281,901
Indonesia	—	319,311	—	319,311
Israel	736,450	996,000	—	1,732,450
Mexico	2,957,959	—	—	2,957,959
Poland	—	259,485	—	259,485
Portugal	—	241,360	—	241,360
Russia	542,250	2,247,926	—	2,790,176
South Africa	—	2,859,563	—	2,859,563
South Korea	638,972	4,067,390	—	4,706,362
Taiwan	547,016	2,814,813	—	3,361,829
Thailand	—	1,215,362	—	1,215,362
Turkey	—	1,229,761	—	1,229,761
United Kingdom	—	947,617	—	947,617
Short-Term Investments	—	3,508,380	—	3,508,380

Total	$15,751,686	$30,999,608	$—	$46,751,294

	Short-Term Income Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$15,882,506	$—	$15,882,506
Collateralized Mortgage Obligations	—	14,257,658	—	14,257,658
Commercial Mortgage Securities	—	10,139,095	—	10,139,095
Corporate Bonds & Notes	—	18,008,597	1,871,586	19,880,183
Mutual Funds	7,487,805	—	—	7,487,805
U.S. Government & U.S. Government Agency Obligations	—	2,215,782	—	2,215,782
U.S. Government Agency-Mortgage Securities	—	1,289,839	—	1,289,839
Short-Term Investments	—	28,151,037	—	28,151,037

Total	$7,487,805	$89,944,514	$1,871,586	$99,303,905

	Short-Intermediate Bond Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$90,594	$—	$90,594
Collateralized Mortgage Obligations	—	15,810,204	—	15,810,204
Commercial Mortgage Securities	—	19,171,091	—	19,171,091
Corporate Bonds & Notes	—	54,884,798	3,080,800	57,965,598
U.S. Government & U.S. Government Agency Obligations	—	79,284,025	—	79,284,025
U.S. Government Agency-Mortgage Securities	—	10,517,040	—	10,517,040
Short-Term Investments	—	13,123,019	—	13,123,019

Total	$—	$192,880,771	$3,080,800	$195,961,571

	Intermediate Tax-Free Fund
	Level 1	Level 2	Level 3	Total
Municipals	$—	$136,483,344	$—	$136,483,344
Short-Term Investments	—	10,378,049	—	10,378,049

Total	$—	$146,861,393	$—	$146,861,393

Notes to Financial Statements (continued)

	Government Income Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$2,634,703	$—	$2,634,703
Collateralized Mortgage Obligations	—	77,142,936	—	77,142,936
Commercial Mortgage Securities	—	33,775,902	—	33,775,902
Corporate Bonds & Notes	—	3,954,716	2,310,600	6,265,316
U.S. Government & U.S. Government Agency Obligations	—	73,514,890	—	73,514,890
U.S. Government Agency-Mortgage Securities	—	390,604,121	—	390,604,121
Short-Term Investments	—	6,732,801	—	6,732,801

Total	$—	$588,360,069	$2,310,600	$590,670,669

	Corporate Income Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$1,735,648	$—	$1,735,648
Corporate Bonds & Notes	—	18,503,388	—	18,503,388
U.S. Government & U.S. Government Agency Obligations	—	501,694	—	501,694
Short-Term Investments	—	1,487,861	—	1,487,861

Total	$—	$22,228,591	$—	$22,228,591

	Aggregate Bond Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$2,072,624	$—	$2,072,624
Collateralized Mortgage Obligations	—	14,545,075	—	14,545,075
Commercial Mortgage Securities	—	19,147,272	—	19,147,272
Corporate Bonds & Notes	—	65,685,275	—	65,685,275
U.S. Government & U.S. Government Agency Obligations	—	84,168,795	—	84,168,795
U.S. Government Agency-Mortgage Securities	—	92,780,734	—	92,780,734
Short-Term Investments	—	4,932,861	—	4,932,861

Total	$—	$283,332,636	$—	$283,332,636

	Core Plus Bond Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$3,037,391	$—	$3,037,391
Commercial Mortgage Securities	—	2,478,023	—	2,478,023
Corporate Bonds & Notes	—	25,775,061	—	25,775,061
U.S. Government & U.S. Government Agency Obligations	—	9,968,632	—	9,968,632
U.S. Government Agency-Mortgage Securities	—	9,802,832	—	9,802,832
Short-Term Investments	—	2,599,546	—	2,599,546

Total	$—	$53,661,485	$—	$53,661,485

	Government Money Market Fund
	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes	$—	$10,000,000	$—	$10,000,000
U.S. Government & U.S. Government Agency Obligations	—	418,937,519	—	418,937,519
Repurchase Agreements	—	447,420,081	—	447,420,081

Total	$—	$876,357,600	$—	$876,357,600

	Tax-Free Money Market Fund
	Level 1	Level 2	Level 3	Total
Municipals	$—	$979,691,991	$—	$979,691,991
Mutual Funds	—	5,783,305	—	5,783,305

Total	$—	$985,475,296	$—	$985,475,296

	Prime Money Market Fund
	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$2,890,238,298	$—	$2,890,238,298
Corporate Bonds & Notes	—	375,000,000	—	375,000,000
Municipals	—	106,480,000	—	106,480,000
Notes-Variable	—	809,759,413	—	809,759,413
Repurchase Agreements	—	1,117,240,405	—	1,117,240,405
Trust Demand Notes	—	143,000,000	—	143,000,000

Total	$—	$5,441,718,116	$—	$5,441,718,116

	Unrealized Appreciation/Depreciation On Other Financial Instruments*
Fund	Level 1	Level 2	Level 3	Total
Large-Cap Value Fund Written Call Options	$(279,078)	$—	$—	$(279,078)
Short-Term Income Fund Futures Contracts	64,157	—	—	64,157
Intermediate Tax-Free Fund Futures Contracts	(9,880)	—	—	(9,880)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Fund	Beginning balance September 1, 2008	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net purchases (sales)	Transfers in (out) of Level 3	Ending balance August 31, 2009
Short-Term Income Fund Corporate Bonds & Notes	$—	$—	$—	$—	$1,871,586	$1,871,586
Short-Intermediate Bond Fund Corporate Bonds & Notes	—	—	—	—	3,080,800	3,080,800
Government Income Fund Corporate Bonds & Notes	—	—	—	—	2,310,600	2,310,600

Marshall Funds

4.	Capital Stock

The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. Transactions in capital stock were as follows:

	Year Ended August 31, 2009		Year Ended August 31, 2008
	Shares	Amount	Shares	Amount

LARGE-CAP VALUE—INVESTOR CLASS
Shares sold	2,072,447	$18,338,220	2,173,540	$28,534,328
Shares issued to shareholders in payment of distributions declared	144,610	1,312,978	1,176,306	16,308,464
Shares redeemed	(2,284,771)	(21,013,309)	(17,750,919)	(229,761,591)

Net change resulting from Investor Class share transactions	(67,714)	$(1,362,111)	(14,401,073)	$(184,918,799)
LARGE-CAP VALUE—ADVISOR CLASS
Shares sold	95,664	$821,104	50,711	$683,442
Shares issued to shareholders in payment of distributions declared	13,147	119,856	47,201	652,329
Shares redeemed	(197,853)	(1,690,497)	(168,235)	(2,225,189)

Net change resulting from Advisor Class share transactions	(89,042)	$(749,537)	(70,323)	$(889,418)
LARGE-CAP VALUE—INSTITUTIONAL CLASS
Shares sold	2,821,717	$24,913,280	14,772,400	$188,961,371
Shares issued to shareholders in payment of distributions declared	145,784	1,322,629	24,243	297,018
Shares redeemed	(4,472,703)	(40,599,638)	(2,160,083)	(27,014,487)

Net change resulting from Institutional Class share transactions	(1,505,202)	$(14,363,729)	12,636,560	$162,243,902

Net change resulting from Fund Shares transactions	(1,661,958)	$(16,475,377)	(1,834,836)	$(23,564,315)

LARGE-CAP GROWTH—INVESTOR CLASS
Shares sold	815,536	$7,011,579	2,364,570	$29,668,689
Shares issued to shareholders in payment of distributions declared	6,935	56,034	1,449,855	19,631,901
Shares redeemed	(1,351,740)	(11,549,618)	(15,495,862)	(192,311,600)

Net change resulting from Investor Class share transactions	(529,269)	$(4,482,005)	(11,681,437)	$(143,011,010)
LARGE-CAP GROWTH—ADVISOR CLASS
Shares sold	66,847	$549,944	53,793	$695,488
Shares issued to shareholders in payment of distributions declared	738	5,965	55,129	746,491
Shares redeemed	(179,364)	(1,482,525)	(125,490)	(1,592,320)

Net change resulting from Advisor Class share transactions	(111,779)	$(926,616)	(16,568)	$(150,341)

Notes to Financial Statements (continued)

	Year Ended August 31, 2009		Year Ended August 31, 2008
	Shares	Amount	Shares	Amount

LARGE-CAP GROWTH—INSTITUTIONAL CLASS
Shares sold	1,223,463	$10,090,741	13,729,671	$169,749,074
Shares issued to shareholders in payment of distributions declared	17,934	145,089	—	—
Shares redeemed	(3,504,002)	(29,740,829)	(1,065,443)	(12,848,073)

Net change resulting from Institutional Class share transactions	(2,262,605)	$(19,504,999)	12,664,228	$156,901,001

Net change resulting from Fund Shares transactions	(2,903,653)	$(24,913,620)	966,223	$13,739,650

MID-CAP VALUE—INVESTOR CLASS
Shares sold	2,932,959	$23,990,097	2,406,601	$32,041,674
Shares issued to shareholders in payment of distributions declared	965,089	7,276,768	4,632,735	61,903,018
Shares redeemed	(4,942,979)	(40,717,561)	(29,046,366)	(379,678,554)
Shares redeemed—in-kind	—	—	(906,607)	(10,743,296)

Net change resulting from Investor Class share transactions	(1,044,931)	$(9,450,696)	(22,913,637)	$(296,477,158)
MID-CAP VALUE—ADVISOR CLASS
Shares sold	57,980	$455,791	76,081	$1,022,062
Shares issued to shareholders in payment of distributions declared	49,848	375,853	108,300	1,447,171
Shares redeemed	(206,847)	(1,654,755)	(255,265)	(3,480,290)

Net change resulting from Advisor Class share transactions	(99,019)	$(823,111)	(70,884)	$(1,011,057)
MID-CAP VALUE—INSTITUTIONAL CLASS
Shares sold	3,637,265	$30,107,066	10,856,200	$135,180,787
Shares issued to shareholders in payment of distributions declared	718,692	5,411,754	—	—
Shares redeemed	(3,032,124)	(23,439,349)	(2,719,382)	(33,605,250)

Net change resulting from Institutional Class share transactions	1,323,833	$12,079,471	8,136,818	$101,575,537

Net change resulting from Fund Shares transactions	179,883	$1,805,664	(14,847,703)	$(195,912,678)

MID-CAP GROWTH—INVESTOR CLASS
Shares sold	954,450	$11,054,875	3,341,552	$61,014,123
Shares issued to shareholders in payment of distributions declared	223,029	2,346,269	—	—
Shares redeemed	(1,099,808)	(13,204,367)	(11,904,299)	(218,025,972)

Net change resulting from Investor Class share transactions	77,671	$196,777	(8,562,747)	$(157,011,849)

Marshall Funds

	Year Ended August 31, 2009		Year Ended August 31, 2008
	Shares	Amount	Shares	Amount

MID-CAP GROWTH—ADVISOR CLASS
Shares sold	18,419	$208,502	45,023	$830,102
Shares issued to shareholders in payment of distributions declared	15,192	159,815	—	—
Shares redeemed	(57,400)	(631,942)	(45,656)	(824,203)

Net change resulting from Advisor Class share transactions	(23,789)	$(263,625)	(633)	$5,899
MID-CAP GROWTH—INSTITUTIONAL CLASS
Shares sold	2,202,935	$25,674,681	10,592,441	$194,634,656
Shares issued to shareholders in payment of distributions declared	547,297	5,773,985	—	—
Shares redeemed	(2,045,409)	(22,994,347)	(582,417)	(10,623,478)

Net change resulting from Institutional Class share transactions	704,823	$8,454,319	10,010,024	$184,011,178

Net change resulting from Fund Shares transactions	758,705	$8,387,471	1,446,644	$27,005,228

SMALL-CAP GROWTH—INVESTOR CLASS
Shares sold	2,292,168	$23,078,278	6,112,151	$95,909,213
Shares issued to shareholders in payment of distributions declared	—	—	2,739,815	45,371,334
Shares redeemed	(3,929,112)	(40,967,633)	(12,103,559)	(178,958,130)

Net change resulting from Investor Class Share transactions	(1,636,944)	$(17,889,355)	(3,251,593)	$(37,677,583)
SMALL-CAP GROWTH—ADVISOR CLASS
Shares sold	305,601	$3,122,090	794,224	$12,648,359
Shares issued to shareholders in payment of distributions declared	—	—	82,746	1,370,278
Shares redeemed	(327,813)	(3,264,195)	(210,766)	(3,193,719)

Net change resulting from Advisor Class Share transactions	(22,212)	$(142,105)	666,204	$10,824,918
SMALL-CAP GROWTH—INSTITUTIONAL CLASS
Shares sold	3,302,236	$34,967,026	10,323,587	$150,513,293
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(2,081,876)	(19,880,395)	(854,870)	(12,736,082)

Net change resulting from Institutional Class Share transactions	1,220,360	$15,086,631	9,468,717	$137,777,211

Net change resulting from Fund Share transactions	(438,796)	$(2,944,829)	6,883,328	$110,924,546

Notes to Financial Statements (continued)

	Year Ended August 31, 2009		Year Ended August 31, 2008
	Shares	Amount	Shares	Amount

INTERNATIONAL STOCK—INVESTOR CLASS
Shares sold	744,689	$6,305,297	1,424,260	$21,832,081
Shares issued to shareholders in payment of distributions declared	399,150	2,929,758	1,964,939	29,945,667
Shares redeemed	(4,416,795)	(36,866,741)	(11,627,476)	(160,351,964)

Net change resulting from Investor Class Share transactions	(3,272,956)	$(27,631,686)	(8,238,277)	$(108,574,216)
INTERNATIONAL STOCK—ADVISOR CLASS
Shares sold	19,645	$174,816	47,647	$750,272
Shares issued to shareholders in payment of distributions declared	31,205	229,046	60,409	920,629
Shares redeemed	(156,947)	(1,187,210)	(130,325)	(1,889,566)

Net change resulting from Advisor Class Share transactions	(106,097)	$(783,348)	(22,269)	$(218,665)
INTERNATIONAL STOCK—INSTITUTIONAL CLASS
Shares sold	1,558,774	$13,064,624	9,040,771	$125,790,950
Shares issued to shareholders in payment of distributions declared	1,111,926	8,261,610	2,065,052	31,946,356
Shares redeemed	(14,154,458)	(119,447,294)	(5,270,638)	(76,267,023)

Net change resulting from Institutional Class Share transactions	(11,483,758)	$(98,121,060)	5,835,185	$81,470,283

Net change resulting from Fund Share transactions	(14,862,811)	$(126,536,094)	(2,425,361)	$(27,322,598)

EMERGING MARKETS EQUITY FUND—INVESTOR CLASS(1)
Shares sold	494,410	$5,571,657	—	$—
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(31,328)	(376,134)	—	—

Net change resulting from Investor Class Share transactions	463,082	$5,195,523	—	$—
EMERGING MARKETS EQUITY FUND—ADVISOR CLASS(1)
Shares sold	5,462	$63,259	—	$—
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	—	—	—	—

Net change resulting from Advisor Class Share transactions	5,462	$63,259	—	$—

Marshall Funds

	Year Ended August 31, 2009		Year Ended August 31, 2008
	Shares	Amount	Shares	Amount

EMERGING MARKETS EQUITY FUND—INSTITUTIONAL CLASS(1)
Shares sold	3,237,324	$35,677,324	—	$—
Shares issued to shareholders in payment of distributions declared	779	7,843	—	—
Shares redeemed	(538,305)	(6,765,080)	—	—

Net change resulting from Institutional Class Share transactions	2,699,798	$28,920,087	—	$—

Net change resulting from Fund Share transactions	3,168,342	$34,178,869	—	$—

SHORT-TERM INCOME—INVESTOR CLASS
Shares sold	2,079,904	$17,815,356	1,770,437	$16,109,221
Shares issued to shareholders in payment of distributions declared	77,944	672,218	104,355	946,460
Shares redeemed	(2,045,424)	(17,674,873)	(7,100,777)	(64,964,817)

Net change resulting from Investor Class share transactions	112,424	$812,701	(5,225,985)	$(47,909,136)
SHORT-TERM INCOME—ADVISOR CLASS
Shares sold	22,491	$194,426	23,560	$213,300
Shares issued to shareholders in payment of distributions declared	8,032	68,982	10,387	94,149
Shares redeemed	(56,750)	(486,139)	(84,631)	(770,183)

Net change resulting from Advisor Class share transactions	(26,227)	$(222,731)	(50,684)	$(462,734)
SHORT-TERM INCOME—INSTITUTIONAL CLASS
Shares sold	1,935,618	$16,954,261	5,716,620	$52,428,219
Shares issued to shareholders in payment of distributions declared	188,657	1,619,567	211,682	1,918,357
Shares redeemed	(2,938,492)	(24,925,956)	(2,325,565)	(21,030,840)

Net change resulting from Institutional Class share transactions	(814,217)	$(6,352,128)	3,602,737	$33,315,736

Net change resulting from Fund Share transactions	(728,020)	$(5,762,158)	(1,673,932)	$(15,056,134)

SHORT-INTERMEDIATE BOND—INVESTOR CLASS
Shares sold	1,083,956	$8,713,892	2,289,108	$21,037,739
Shares issued to shareholders in payment of distributions declared	379,170	2,968,046	479,779	4,388,881
Shares redeemed	(5,535,968)	(44,047,015)	(31,315,495)	(288,778,684)

Net change resulting from Investor Class share transactions	(4,072,842)	$(32,365,077)	(28,546,608)	$(263,352,064)

Notes to Financial Statements (continued)

	Year Ended August 31, 2009		Year Ended August 31, 2008
	Shares	Amount	Shares	Amount

SHORT-INTERMEDIATE BOND—ADVISOR CLASS
Shares sold	72,318	$549,093	55,273	$503,080
Shares issued to shareholders in payment of distributions declared	28,645	224,223	25,867	236,206
Shares redeemed	(140,033)	(1,076,131)	(140,295)	(1,285,316)

Net change resulting from Advisor Class share transactions	(39,070)	$(302,815)	(59,155)	$(546,030)
SHORT-INTERMEDIATE BOND—INSTITUTIONAL CLASS
Shares sold	1,908,109	$15,747,746	23,290,173	$215,300,763
Shares issued to shareholders in payment of distributions declared	508,474	3,978,750	827,877	7,575,996
Shares redeemed	(11,714,499)	(90,416,545)	(21,450,451)	(195,321,310)

Net change resulting from Institutional Class share transactions	(9,297,916)	$(70,690,049)	2,667,599	$27,555,449

Net change resulting from Fund Shares transactions	(13,409,828)	$(103,357,941)	(25,938,164)	$(236,342,645)

INTERMEDIATE TAX-FREE FUND—INVESTOR CLASS
Shares sold	7,716,144	$76,962,316	2,683,284	$27,107,048
Shares issued to shareholders in payment of distributions declared	204,156	1,982,797	65,285	658,544
Shares redeemed	(2,900,691)	(28,394,709)	(2,217,778)	(22,391,087)

Net change resulting from Investor Class share transactions	5,019,609	$50,550,404	530,791	$5,374,505
GOVERNMENT INCOME—INVESTOR CLASS
Shares sold	4,605,039	$42,137,788	10,407,649	$99,132,338
Shares issued to shareholders in payment of distributions declared	2,435,909	21,863,877	1,753,690	16,690,375
Shares redeemed	(15,035,590)	(136,779,995)	(31,282,247)	(299,568,079)

Net change resulting from Investor Class share transactions	(7,994,642)	$(72,778,330)	(19,120,908)	$(183,745,366)
GOVERNMENT INCOME—ADVISOR CLASS
Shares sold	93,292	$843,181	74,068	$701,005
Shares issued to shareholders in payment of distributions declared	33,273	298,766	20,780	197,678
Shares redeemed	(170,223)	(1,532,138)	(190,616)	(1,811,008)

Net change resulting from Advisor Class share transactions	(43,658)	$(390,191)	(95,768)	$(912,325)

Marshall Funds

	Year Ended August 31, 2009		Year Ended August 31, 2008
	Shares	Amount	Shares	Amount

GOVERNMENT INCOME—INSTITUTIONAL CLASS
Shares sold	2,626,002	$24,118,771	20,507,117	$196,977,254
Shares issued to shareholders in payment of distributions declared	1,225,105	10,956,194	767,556	7,302,927
Shares redeemed	(13,579,365)	(123,400,719)	(9,663,991)	(91,863,427)

Net change resulting from Institutional Class share transactions	(9,728,258)	$(88,325,754)	11,610,682	$112,416,754

Net change resulting from Fund Share transactions	(17,766,558)	$(161,494,275)	(7,605,994)	$(72,240,937)

CORPORATE INCOME—INVESTOR CLASS(1)
Shares sold	499,497	$5,366,275	—	$—
Shares issued to shareholders in payment of distributions declared	5,592	62,717	—	—
Shares redeemed	(23,468)	(261,328)	—	—

Net change resulting from Investor Class share transactions	481,621	$5,167,664	—	$—
CORPORATE INCOME—ADVISOR CLASS(1)
Shares sold	105,454	$1,112,996	—	$—
Shares issued to shareholders in payment of distributions declared	1,273	14,170	—	—
Shares redeemed	(130)	(1,460)	—	—

Net change resulting from Advisor Class share transactions	106,597	$1,125,706	—	$—
CORPORATE INCOME—INSTITUTIONAL CLASS(1)
Shares sold	1,336,178	$13,454,734	—	$—
Shares issued to shareholders in payment of distributions declared	42,044	451,131	—	—
Shares redeemed	(1,175)	(13,412)	—	—

Net change resulting from Institutional Class share transactions	1,377,047	$13,892,453	—	$—

Net change resulting from Fund Share transactions	1,965,265	$20,185,823	—	$—

AGGREGATE BOND—INVESTOR CLASS
Shares sold	1,862,652	$17,197,766	5,551,562	$56,495,473
Shares issued to shareholders in payment of distributions declared	621,420	5,619,817	330,361	3,362,590
Shares redeemed	(2,874,264)	(26,265,528)	(3,791,128)	(38,717,203)

Net change resulting from Investor Class share transactions	(390,192)	$(3,447,945)	2,090,795	$21,140,860

Notes to Financial Statements (continued)

	Year Ended August 31, 2009		Year Ended August 31, 2008
	Shares	Amount	Shares	Amount

AGGREGATE BOND—ADVISOR CLASS
Shares sold	123,022	$1,106,530	34,475	$350,495
Shares issued to shareholders in payment of distributions declared	4,670	43,108	809	8,194
Shares redeemed	(13,607)	(125,035)	(1,473)	(14,930)

Net change resulting from Advisor Class share transactions	114,085	$1,024,603	33,811	$343,759

AGGREGATE BOND—INSTITUTIONAL CLASS
Shares sold	2,211,105	$20,755,575	9,300,308	$94,497,242
Shares issued to shareholders in payment of distributions declared	1,387,548	12,495,041	879,272	8,946,823
Shares redeemed	(11,055,959)	(100,044,058)	(2,199,617)	(22,192,058)

Net change resulting from Institutional Class share transactions	(7,457,306)	$(66,793,442)	7,979,963	$81,252,007

Net change resulting from Fund Share transactions	(7,733,413)	$(69,216,784)	10,104,569	$102,736,626

CORE PLUS BOND—INVESTOR CLASS(1)
Shares sold	1,974,950	$20,150,882	—	$—
Shares issued to shareholders in payment of distributions declared	29,490	312,273	—	—
Shares redeemed	(57,125)	(594,717)	—	—

Net change resulting from Investor Class share transactions	1,947,315	$19,868,438	—	$—
CORE PLUS BOND—INSTITUTIONAL CLASS(1)
Shares sold	3,150,973	$31,678,426	—	$—
Shares issued to shareholders in payment of distributions declared	68,841	717,469	—	—
Shares redeemed	(162,227)	(1,710,325)	—	—

Net change resulting from Institutional Class share transactions	3,057,587	$30,685,570	—	$—

Net change resulting from Fund Share transactions	5,004,902	$50,554,008	—	$—

GOVERNMENT MONEY MARKET—INVESTOR CLASS
Shares sold	3,141,289,829	$3,141,289,829	2,408,730,530	$2,408,730,530
Shares issued to shareholders in payment of distributions declared	1,741,504	1,741,504	5,537,705	5,537,705
Shares redeemed	(2,975,832,180)	(2,975,832,180)	(2,304,579,319)	(2,304,579,319)

Net change resulting from Investor Class Share transactions	167,199,153	$167,199,153	109,688,916	$109,688,916

Marshall Funds

	Year Ended August 31, 2009		Year Ended August 31, 2008
	Shares	Amount	Shares	Amount

GOVERNMENT MONEY MARKET—INSTITUTIONAL CLASS
Shares sold	2,547,881,137	$2,547,881,137	1,493,684,161	$1,493,684,161
Shares issued to shareholders in payment of distributions declared	1,193,552	1,193,552	2,887,961	2,887,961
Shares redeemed	(2,424,556,238)	(2,424,556,238)	(1,358,347,606)	(1,358,347,606)

Net change resulting from Institutional Class Share transactions	124,518,451	$124,518,451	138,224,516	$138,224,516

Net change resulting from Fund Share transactions	291,717,604	$291,717,604	247,913,432	$247,913,432

TAX-FREE MONEY MARKET—INVESTOR CLASS
Shares sold	855,693,216	$855,693,216	974,480,530	$974,480,530
Shares issued to shareholders in payment of distributions declared	3,104,179	3,104,179	2,945,474	2,945,474
Shares redeemed	(893,854,512)	(893,854,512)	(861,640,098)	(861,640,098)

Net change resulting from Investor Class Share transactions	(35,057,117)	$(35,057,117)	115,785,906	$115,785,906
TAX-FREE MONEY MARKET—INSTITUTIONAL CLASS
Shares sold	1,035,832,003	$1,035,832,003	1,056,303,630	$1,056,303,630
Shares issued to shareholders in payment of distributions declared	88,113	88,113	34,812	34,812
Shares redeemed	(838,039,486)	(838,039,486)	(901,878,909)	(901,878,909)

Net change resulting from Institutional Class Share transactions	197,880,630	$197,880,630	154,459,533	$154,459,533

Net change resulting from Fund Shares transactions	162,823,513	$162,823,513	270,245,439	$270,245,439

PRIME MONEY MARKET—INVESTOR CLASS
Shares sold	4,497,470,403	$4,497,483,090	5,335,049,845	$5,335,049,855
Shares issued to shareholders in payment of distributions declared	6,844,569	6,844,569	21,999,417	21,999,417
Shares redeemed	(4,788,164,994)	(4,788,164,994)	(5,586,290,291)	(5,586,290,291)

Net change resulting from Investor Class Share transactions	(283,850,022)	$(283,837,335)	(229,241,029)	$(229,241,019)
PRIME MONEY MARKET—ADVISOR CLASS
Shares sold	132,603,981	$132,604,656	181,468,775	$181,468,775
Shares issued to shareholders in payment of distributions declared	1,161,348	1,161,348	4,486,112	4,486,112
Shares redeemed	(171,466,828)	(171,466,828)	(160,670,541)	(160,670,541)

Net change resulting from Advisor Class Share transactions	(37,701,499)	$(37,700,824)	25,284,346	$25,284,346

Notes to Financial Statements (continued)

	Year Ended August 31, 2009		Year Ended August 31, 2008
	Shares	Amount	Shares	Amount

PRIME MONEY MARKET—INSTITUTIONAL CLASS
Shares sold	10,935,190,898	$10,935,209,057	9,956,882,803	$9,956,882,803
Shares issued to shareholders in payment of distributions declared	8,644,635	8,644,635	23,546,692	23,546,692
Shares redeemed	(11,021,105,829)	(11,021,105,829)	(8,959,620,775)	(8,959,620,775)

Net change resulting from Institutional Class Share transactions	(77,270,296)	$(77,252,137)	1,020,808,720	$1,020,808,720

Net change resulting from Fund Shares transactions	(398,821,817)	$(398,790,296)	816,852,037	$816,852,047

(1)	Reflects activity for the period from December 23, 2008 (commencement of operations) to August 31, 2009.

5.	Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee—M&I Investment Management Corp., the Funds’ investment adviser (the “Adviser”), receives for its services an investment adviser fee based on a percentage of each Fund’s average daily net assets as listed below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

	Fund’s ADNA
Fund	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
Large-Cap Value Fund	0.75%	0.74%	0.70%	0.65%
Large-Cap Growth Fund	0.75	0.74	0.70	0.65
Mid-Cap Value Fund	0.75	0.74	0.70	0.65
Mid-Cap Growth Fund	0.75	0.74	0.70	0.65
Small-Cap Growth Fund	1.00	1.00	1.00	1.00
International Stock Fund	1.00	0.99	0.95	0.90
Emerging Markets Equity Fund	1.00	0.99	0.95	0.90
Short-Term Income Fund	0.20	0.19	0.10	0.10
Short-Intermediate Bond Fund	0.40	0.39	0.30	0.25
Intermediate Tax-Free Fund	0.60	0.59	0.50	0.45
Government Income Fund	0.40	0.39	0.30	0.25
Corporate Income Fund	0.25	0.24	0.15	0.10
Aggregate Bond Fund	0.40	0.39	0.30	0.25
Core Plus Bond Fund	0.25	0.24	0.15	0.10

	Fund’s ADNA
Fund	on the first $2 billion	on the next $2 billion	on the next $2 billion	on the next $2 billion	in excess of $8 billion
Government Money Market Fund	0.200%	0.185%	0.170%	0.155%	0.140%
Tax-Free Money Market Fund	0.200	0.185	0.170	0.155	0.140
Prime Money Market Fund	0.150	0.135	0.120	0.105	0.090

The International Stock Fund’s sub-advisers are Trilogy Global Advisors, LLC and Acadian Asset Management, LLC. The Emerging Markets Equity Fund’s sub-adviser is Trilogy Global Advisors, LLC. The Corporate Income Fund and Core Plus Bond Fund’s sub-adviser is Taplin, Canida & Habacht, LLC, an affiliate of the Adviser. The Adviser compensates each sub-adviser based on the level of average daily net assets of each respective Fund managed by each sub-adviser.

Shareholder Services Fee—Under the terms of a Shareholder Services Agreement with Marshall Investor Services (“MIS”), a division of M&I Trust, each Fund pays MIS at the annual rate of 0.25% of average daily net assets of the Fund’s Investor and Advisor Class shares for the period. The fee paid to MIS is used to finance certain services for shareholders and to maintain shareholder accounts. MIS may voluntarily choose to waive any portion of its fee. MIS can modify or terminate this voluntary waiver at any time at its sole discretion.

Marshall Funds

Administrative Fee—M&I Trust, under the Administrative Services Agreement, provides the Funds with administrative personnel and services.

Equity & Fixed Income Funds		Money Market Funds
Annual Rate	ADNA	Annual Rate	ADNA
0.0925%	on the first $250 million	0.0400%	on the first $2 billion
0.0850	on the next $250 million	0.0300	on the next $2 billion
0.0800	on the next $200 million	0.0250	on the next $2 billion
0.0400	on the next $100 million	0.0200	on the next $2 billion
0.0200	on the next $200 million	0.0100	in excess of $8 billion
0.0100	in excess of $1.0 billion

The fee paid to M&I Trust is based on each Fund’s average daily net assets with respect to the Equity Funds and Fixed Income Funds and the aggregate average daily net assets of all the Money Market Funds. M&I Trust may voluntarily choose to waive any portion of its fee. M&I Trust can modify or terminate this voluntary waiver at any time at its sole discretion.

Recordkeeping Fees—M&I Trust receives fees for recordkeeping purposes based on per account charges. The following amounts were paid to M&I Trust for the period ended August 31, 2009:

Fund	Fees Paid
Large-Cap Value Fund	$64,888
Large-Cap Growth Fund	58,801
Mid-Cap Value Fund	65,455
Mid-Cap Growth Fund	63,822
Small-Cap Growth Fund	76,863
International Stock Fund	56,057
Emerging Markets Equity Fund	18,260
Short-Term Income Fund	6,748
Short-Intermediate Bond Fund	14,440
Intermediate Tax-Free Fund	5,978
Government Income Fund	75,273
Corporate Income Fund	302
Aggregate Bond Fund	59,154
Core Plus Bond Fund	15,438
Government Money Market Fund	9,928
Tax-Free Money Market Fund	27,802
Prime Money Market Fund	345,815

Custodian Fees—M&I Trust is the Funds’ custodian, except for the International Stock Fund and Emerging Markets Equity Fund for which State Street Bank and Trust Company maintains custody. M&I Trust receives fees based on the level of each Fund’s average daily net assets consisting of two basis points on the first $250,000,000 and one basis point thereafter for the period.

Distribution Services Fee—The Prime Money Market Fund is subject to a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan authorizes payments by the Fund to finance activities intended to result in the sale of its Advisor Class shares. The Plan provides that the Fund may incur distribution expenses of 0.30% of the average daily net assets of the Fund’s Advisor Class shares.

Securities Lending—The Funds pay a portion of net revenue from securities lending to M&I Trust for its services as the securities lending agent. The securities lending income as shown in the Statements of Operations is net of these expenses. The following amounts were paid for the period ended August 31, 2009:

Fund	Fees Paid
Large-Cap Value Fund	$64,485
Large-Cap Growth Fund	70,422
Mid-Cap Value Fund	112,441
Mid-Cap Growth Fund	134,169
Small-Cap Growth Fund	321,418
International Stock Fund	52,779
Short-Term Income Fund	17,768
Short-Intermediate Bond Fund	55,343
Government Income Fund	492,755
Aggregate Bond Fund	124,731

Notes to Financial Statements (continued)

Investments in Affiliated Entities—An affiliated entity is an entity in which the Fund has ownership of at least 5% of the voting securities, and any investment in a Marshall Fund. Entities which are affiliates of the Fund at year-end are noted in the Fund’s Schedule of Investments. Transactions during the year with entities which are affiliates as of August 31, 2009 are as follows:

Fund/Security	Value Beginning of Year	Purchases	Sales Proceeds	Dividends Credited to Income	Value End of Year
Small-Cap Growth Fund China Direct Industries, Inc.	$3,134,880	$2,553,182	$2,035,760	$—	$2,358,015
Intermediate Tax-Free Fund Marshall Tax-Free Money Market Fund, Class I	4,609,381	95,182,762	89,414,094	85,930	10,378,049
Corporate Income Fund Marshall Prime Money Market Fund, Class I	—	29,370,079	28,882,200	26,586	487,879
Core Plus Bond Fund Marshall Prime Money Market Fund, Class I	—	62,304,273	60,704,635	63,254	1,599,638

General—Certain of the Officers and Directors of the Corporation are also Officers and Directors of one or more of the above companies, which are affiliates of the Corporation. None of the Fund officers or interested directors receive any compensation from the Funds.

6.	Line of Credit

The Corporation, on behalf of the respective Funds, entered into a $25,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with State Street Bank and Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings through January 23, 2009 were charged interest at a rate of 0.50% per annum over the Federal Funds rate. Borrowings subsequent to January 23, 2009 were charged interest at a rate of 0.75% per annum over the greater of the Federal Funds rate and the London Interbank Offered Rate (LIBOR). The LOC includes a commitment fee of 0.09% per annum through January 23, 2009 and 0.15% per annum subsequent to January 23, 2009 on the daily unused portion. The International Stock Fund, Emerging Markets Equity Fund, and Tax-Free Money Market Fund utilized the LOC during the year ended August 31, 2009. No borrowings were outstanding under the LOC at August 31, 2009. For the year ended August 31, 2009, the International Stock Fund and Tax-Free Money Market Fund average daily loan balance outstanding were $220,391 and $29,342, and the weighted average interest rates were 1.460% and 1.013%, respectively. For the period ended August 31, 2009, the Emerging Markets Equity Fund average daily loan balance outstanding was $94,320 and the weighted average interest rate was 1.017%.

7.	Investment Transactions

Purchases and sales of investments, excluding short-term U.S. government securities, short-term obligations and in-kind contributions, for the period ended August 31, 2009 were as follows:

	Other than U.S. Government Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Large Cap Value Fund	$137,393,512	$155,411,327	$—	$—
Large-Cap Growth Fund	215,985,008	236,836,307	—	—
Mid-Cap Value Fund	121,423,749	131,043,457	—	—
Mid-Cap Growth Fund	387,816,574	384,049,580	—	—
Small-Cap Growth Fund	485,919,210	491,107,942	—	—
International Stock Fund	169,659,350	306,385,140	—	—
Emerging Markets Equity Fund	44,506,728	12,780,942	—	—
Short-Term Income Fund	19,094,028	28,197,473	20,310,937	40,635,721
Short-Intermediate Bond Fund	76,813,630	179,070,631	751,518,071	799,080,381
Intermediate Tax-Free Fund	139,236,052	92,620,155	—	—
Government Income Fund	14,534,727	89,090,764	2,435,699,342	2,592,528,807
Corporate Income Fund	20,524,694	2,864,542	1,674,366	1,176,239
Aggregate Bond Fund	138,088,568	186,854,839	1,144,332,316	1,180,602,528
Core Plus Bond Fund	30,431,870	2,817,536	23,931,587	4,132,947

Marshall Funds

8.	Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for net operating loss, foreign currency transactions, paydown gain or loss, market discount accretion, premium amortization and expiring capital loss carryforwards.

To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statement of Assets and Liabilities, based on their Federal tax basis treatment; temporary differences do not require reclassification and had no effect on the net asset value of the Funds.

The Funds complied with Financial Accounting Standards Board Interpretation No. 48 ‘‘Accounting for Uncertainty in Income Taxes’’ (“FIN 48”) which provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is ‘‘more-likely-than-not,’’ (i.e., greater than 50 percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

FIN 48 requires management of the Funds to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by taxing authorities (i.e., the last four tax year-ends and the interim tax period since then). The Funds have no examinations in progress. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded that FIN 48 resulted in no effect on the Funds’ reported net assets or results of operations as of and during the year ended August 31, 2009. Management of the Funds also is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the discount accretion/premium amortization of debt securities.

Fund	Cost of Investments for Federal Tax Purposes		Gross Unrealized Appreciation for Federal Tax Purposes	Gross Unrealized (Depreciation) for Federal Tax Purposes	Net Unrealized Appreciation (Depreciation) for Federal Tax Purposes
Large-Cap Value Fund	$237,970,649		$22,595,658	$(13,367,159)	$9,228,499
Large-Cap Growth Fund	195,244,444		18,022,415	(5,549,300)	12,473,115
Mid-Cap Value Fund	292,374,321		35,673,018	(27,326,827)	8,346,191
Mid-Cap Growth Fund	253,408,720		26,338,230	(4,844,435)	21,493,795
Small-Cap Growth Fund	300,016,386		40,438,220	(6,819,371)	33,618,849
International Stock Fund	120,409,657		18,428,388	(8,365,764)	10,062,624
Emerging Markets Equity Fund	36,780,043		10,205,447	(234,196)	9,971,251
Short-Term Income Fund	107,291,751		1,607,592	(5,443,182)	(3,835,590)
Short-Intermediate Bond Fund	293,757,293		4,265,115	(20,260,681)	(15,995,566)
Intermediate Tax-Free Fund	142,855,246		4,450,314	(444,167)	4,006,147
Government Income Fund	800,771,955		20,514,907	(18,444,155)	2,070,752
Corporate Income Fund	19,803,566		2,426,105	(1,080)	2,425,025
Aggregate Bond Fund	390,650,252		8,985,441	(12,602,773)	(3,617,332)
Core Plus Bond Fund	50,035,291		3,744,584	(118,390)	3,626,194
Government Money Market Fund	876,357,600	*	—	—	—
Tax-Free Money Market Fund	985,475,296	*	—	—	—
Prime Money Market Fund	5,441,718,116	*	—	—	—
*	at amortized cost

Notes to Financial Statements (continued)

The tax character of distributions reported on the Statements of Changes in Net Assets for the years ended August 31, 2009 and 2008 was as follows:

	2009			2008
Fund	Ordinary Income(1)	Tax-Exempt Income	Long-Term Capital Gains	Ordinary Income(1)	Tax-Exempt Income	Long-Term Capital Gains
Large-Cap Value Fund	$3,678,263	$—	$60,151	$6,522,355	$—	$12,822,870
Large-Cap Growth Fund	248,574	—	—	151,091	—	21,123,638
Mid-Cap Value Fund	779,299	—	12,831,089	19,428,584	—	46,767,331
Mid-Cap Growth Fund	—	—	8,402,663	—	—	—
Small-Cap Growth Fund	—	—	—	17,082,535	—	31,056,917
International Stock Fund	7,147,757	—	4,972,002	32,223,608	—	33,263,139
Emerging Markets Equity Fund	7,845	—	—	—	—	—
Short-Term Income Fund	3,772,571	—	—	5,210,070	—	—
Short-Intermediate Bond Fund	11,570,431	—	—	21,468,239	—	—
Intermediate Tax-Free Fund	604,835	4,338,412	475,296	—	3,297,741	—
Government Income Fund	40,335,538	—	—	32,362,793	—	—
Corporate Income Fund	542,235	—	—	—	—	—
Aggregate Bond Fund	19,515,996	—	955,124	13,765,481	—	—
Core Plus Bond Fund	1,086,482	—	—	—	—	—
Government Money Market Fund	6,654,537	—	—	15,550,662	—	—
Tax-Free Money Market Fund	116,421	13,936,462	3,421	29,923	18,383,049	—
Prime Money Market Fund	65,697,817	—	—	205,089,830	—	—

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income.

As of August 31, 2009, the components of distributable earnings on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)
Large-Cap Value Fund	$1,011,643	$—	$—	$(43,834,254)	$8,631,154
Large-Cap Growth Fund	548,667	—	—	(46,250,313)	12,473,115
Mid-Cap Value Fund	1,421,995	—	—	(38,633,359)	8,346,191
Mid-Cap Growth Fund	167,803	—	—	(64,653,066)	21,493,795
Small-Cap Growth Fund	—	—	—	(86,825,311)	33,618,849
International Stock Fund	2,521,663	—	—	(136,568,071)	10,083,563
Emerging Markets Equity Fund	1,683,652	—	—	—	9,969,861
Short-Term Income Fund	45,245	—	—	(6,242,981)	(3,835,590)
Short-Intermediate Bond Fund	—	—	—	(36,587,281)	(15,995,566)
Intermediate Tax-Free Fund	—	6,629	15,246	—	4,006,147
Government Income Fund	42,975	—	—	(9,012,818)	2,070,752
Corporate Income Fund	125,479	—	—	—	2,425,025
Aggregate Bond Fund	9,749	—	—	(1,942,201)	(3,617,332)
Core Plus Bond Fund	—	—	—	(49,808)	3,626,194
Government Money Market Fund	—	—	—	—	—
Tax-Free Money Market Fund	53	—	—	—	—
Prime Money Market Fund	40,697	—	—	(322,440)	—

Marshall Funds

At August 31, 2009, the Funds had capital loss carryforwards, which reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Capital Loss Carryforward to Expire In
Fund	2010	2011	2012	2013	2014	2015	2016	2017	Total
Large-Cap Value Fund	$—	$—	$—	$—	$—	$—	$—	$13,304,836	$13,304,836
Large-Cap Growth Fund	—	—	—	—	—	—	—	20,131,837	20,131,837
Mid-Cap Value Fund	—	—	—	—	—	—	—	7,825,008	7,825,008
Mid-Cap Growth Fund	—	—	—	—	—	—	—	32,970,125	32,970,125
Small-Cap Growth Fund	—	—	—	—	—	—	—	62,798,037	62,798,037
International Stock Fund	—	—	—	—	—	—	—	65,845,358	65,845,358
Short-Term Income Fund	944,182	322,004	1,989,874	797,744	906,238	983,288	216,882	—	6,160,212
Short-Intermediate Bond Fund	—	1,234,191	—	—	5,042,619	4,819,127	—	—	11,095,937
Prime Money Market Fund	—	322,440	—	—	—	—	—	—	322,440

During the fiscal year ended August 31, 2009, the Short-Term Income, Short-Intermediate Bond and Prime Money Market Funds, respectively, utilized $569,693, $3,908,724 and $20,606 of capital loss carryforwards.

The Short-Term Income Fund had losses expiring during the fiscal year ended August 31, 2009, in the amount of $358,831.

As of August 31, 2009, the Large-Cap Value, Large-Cap Growth, Mid-Cap Value, Mid-Cap Growth, Small-Cap Growth, International Stock, Short-Term Income, Short-Intermediate Bond, Government Income, Aggregate Bond and Core Plus Bond Funds had $30,529,418, a $26,118,476, $30,808,351, $31,682,941, $24,027,274, $70,722,713, $82,769, $25,453,674, $9,012,818, $1,942,201 and $47,535, respectively, of post-October losses, which are deferred until fiscal year 2009 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

9.	Shareholder Tax Information (Unaudited)

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2009, the percentages which qualify for the dividend received deduction available to corporate shareholders were as follows:

Large-Cap Value Fund	100.00%
Large-Cap Growth Fund	100.00
Mid-Cap Value Fund	100.00

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2009, the percentages which are designated as qualified dividend income were as follows:

Large-Cap Value Fund	100.00%
Large-Cap Growth Fund	100.00
Mid-Cap Value Fund	100.00
International Stock Fund	100.00
Emerging Markets Equity Fund	24.07

For Federal income tax purposes, the Large-Cap Value, Mid-Cap Value, Mid-Cap Growth, International Stock, Intermediate Tax-Free, Aggregate Bond and Tax-Free Money Market Funds designate long-term capital gain dividends of $60,151, $12,831,089, $8,402,663, $4,972,002, $475,296, $955,124, and $3,421, respectively, or the amounts determined to be necessary, for the year ended August 31, 2009.

For Federal income tax purposes, the Short-Term Income, Short-Intermediate Bond, Government Income, Corporate Income, Aggregate Bond, Core Plus Bond, Government Money Market, and Prime Money Market Funds designate qualified interest income dividends of $3,851,301, $11,966,664, $25,669,879, $537,695, $12,390,803, $1,071,418, $6,969,945 and $74,102,117, respectively, or the amounts determined to be necessary, for the year ended August 31, 2009.

For Federal income tax purposes, the Government Income, Aggregate Bond, and Government Money Market Funds designate qualified short-term capital gain of $14,917,543, $7,163,428 and $1,802 respectively, or the amounts determined to be necessary, for the year ended August 31, 2009.

For Federal income tax purposes, the Intermediate Tax-Free Fund and Tax-Free Money Market Funds designate tax-exempt dividends of $4,260,146 and $14,342,038, respectively, or the amounts determined to be necessary, for the year ended August 31, 2009.

Pursuant to Section 853 of the Internal Revenue Code of 1986, the International Stock and Emerging Markets Equity Funds, respectively, designate $1,865,513 and $458,579 of income derived from foreign sources and $414,604 and $66,133 of foreign taxes paid, or the amounts determined to be necessary, for the year ended August 31, 2009.

Notes to Financial Statements (continued)

Of the ordinary income (including short-term capital gain) distributions made during the year ended August 31, 2009, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
International Stock Fund	$0.1456	$0.0324
Emerging Markets Equity Fund	0.1447	0.0209

10.	Recently Issued Accounting Pronouncements

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosure about Derivative Instruments and Hedging Activities” (“SFAS 161”). The provisions are effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The Funds adopted SFAS 161 during the current fiscal year. Even though the Funds’ investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS 161 disclosure purposes. The Funds’ use and disclosure of derivatives qualifying under SFAS 161 are found in Note 2, Significant Accounting Policies, under Notes to Financial Statements.

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, “Subsequent Events” (“SFAS 165”) and is effective with interim or annual financial periods ending after June 15, 2009. SFAS 165 is intended to introduce the concept of the financial statements being available to be issued as a measurement date for evaluating subsequent events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through October 22, 2009, the date which the financial statements were issued. The following are subsequent events under SFAS 165:

Commencement of the Marshall Ultra Short Tax-Free Fund

On July 8, 2009, the Board of Directors approved the creation and registration of the Marshall Ultra Short Tax-Free Fund, and commenced operations on October 1, 2009. The Fund seeks to provide current income exempt from federal income tax consistent with the preservation of capital. Both Investor and Institutional classes are offered, and the assets are managed by M&I Investment Management Corp.

Contractual expense limitations

Effective September 1, 2009, the Adviser has agreed to contractually limit the annual operating expenses (excluding taxes, interest, brokerage commissions, other investment related costs and extraordinary expenses) of the classes of International Stock Fund, Emerging Markets Equity Fund, Short-Term Income Fund, Short-Intermediate Bond Fund, Intermediate Tax-Free Fund, Government Income Fund, Corporate Income Fund, Aggregate Bond Fund, Core Plus Bond Fund, Government Money Market Fund, Tax-Free Money Market Fund and Prime Money Market Fund, as set forth below, until the date of the Funds’ 2010 updated prospectus.

Fund	Investor Class	Advisor Class	Institutional Class
International Stock Fund	1.45%	1.45%	1.20%
Emerging Markets Equity Fund	1.50%	1.50%	1.25%
Short-Term Income Fund	0.60%	0.60%	0.35%
Short-Intermediate Bond Fund	0.80%	0.80%	0.55%
Intermediate Tax-Free Fund	0.55%	—	—
Government Income Fund	0.80%	0.80%	0.55%
Corporate Income Fund	0.80%	0.80%	0.55%
Aggregate Bond Fund	0.80%	0.80%	0.55%
Core Plus Bond Fund	0.80%	—	0.55%
Government Money Market Fund	0.45%	—	0.20%
Tax-Free Money Market Fund	0.45%	—	0.20%
Prime Money Market Fund	0.45%	0.75%	0.20%

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Marshall Funds, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Marshall Large-Cap Value Fund, Marshall Large-Cap Growth Fund, Marshall Mid-Cap Value Fund, Marshall Mid-Cap Growth Fund, Marshall Small-Cap Growth Fund, Marshall International Stock Fund, Marshall Emerging Markets Equity Fund, Marshall Aggregate Bond Fund, Marshall Government Income Fund, Marshall intermediate Tax-Free Fund, Marshall Short-Intermediate Bond Fund, Marshall Short-Term Income Fund, Marshall Corporate Income Fund, Marshall Core Plus Bond Fund, Marshall Prime Money Market Fund, Marshall Government Money Market Fund, and Marshall Tax-Free Money Market Fund (each a series of Marshall Funds, Inc. hereafter referred to as the “Funds”) at August 31, 2009, the results of each of their operations for the period then ended, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with custodians and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the period August 31, 2005 and prior were audited by other independent auditors. Those independent auditors expressed an unqualified opinion in the report dated October 26, 2005.

PricewaterhouseCoopers LLP

Chicago, IL

October 22, 2009

Directors and Officers of the Funds

The following tables provide information about each director and officer of the Funds. The address of each director and officer is 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202. The Funds’ Statement of Additional Information includes additional information about the directors and is available, without charge and upon request, by calling 1-800-236-FUND (3863).

INTERESTED DIRECTORS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John M. Blaser* Age: 52	Director and President	Indefinite; since May 1999	Vice President of M&I Investment Management Corp. (“Adviser”) and Marshall & Ilsley Trust Company (“M&I Trust”) since 1998.	18	None
Kenneth C. Krei* Age: 59	Director	Indefinite; since July 2004	Chairman of M&I Financial Advisors, Inc. and M&I Insurance Services, Inc. since January 2005; Director and Chief Executive Officer of the Adviser since July 2003; Director, Chairman, President and Chief Executive Officer of M&I Trust since July 2003; Senior Vice President of Marshall & Ilsley Corporation (a bank holding company) since July 2003.	18	None

* Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation, the Adviser and M&I
Trust. Mr. Krei is an “interested person” of the Corporation due to the positions that he holds with the Adviser, M&I Trust and Marshall & Ilsley Corporation.

** Each director has been elected to hold office for an indefinite term until his or her successor is duly elected or until his or her death, resignation, retirement or removal. Previously, directors were elected for five-year terms.

Directors and Officers of the Funds (continued)

INDEPENDENT DIRECTORS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Larry D. Armel Age: 67	Independent Director	Indefinite; since September 2006	Retired; formerly, Chairman, Gold Bank Funds, from 2002 to 2005.	18	None
Benjamin M. Cutler Age: 64	Independent Director	Indefinite; since July 2004	Chairman, CEO and President, USHEALTH Group, Inc. (a health insurance company), since September 2004; Chairman, Assurant Health (a health insurer), and Executive Vice President, Assurant, Inc. (an insurance company), from 2002 to 2004.	18	None
John A. Lubs Age: 61	Independent Director	Indefinite; since July 2004	Vice Chairman, Mason Companies, Inc. (a footwear distributor), since October 2004; President and Chief Operating Officer, Mason Companies, Inc., from 1990 to 2004.	18	None
James Mitchell Age: 62	Independent Director	Indefinite; since March 1999	Chairman, Golner Precision Products, Inc. (a supplier of machine parts), from 2004 to 2008; Chief Executive Officer, General Automotive Manufacturing, LLC (an automotive parts manufacturing company), from 2001-2007; Chief Executive Officer, NOG, Inc. (a metal processing and consulting company), since 1999; Chairman, Ayrshire Precision Engineering (a precision machining company), since 1992.	18	None
Barbara J. Pope Age: 61	Independent Director	Indefinite; since March 1999	President of Barbara J. Pope, P.C. (a financial consulting firm) since 1992; President of Sedgwick Street Fund LLC (a private investment partnership) since 1996; formerly, Tax Partner, Price Waterhouse.	18	None
* Each director has been elected to hold office for an indefinite term until his or her successor is duly elected or until his or her death, resignation, retirement or removal. Previously, directors were elected for five-year terms.

Directors and Officers of the Funds (continued)

PRINCIPAL OFFICERS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy M. Bonin Age: 36	Treasurer	Re-elected by the Board annually; since February 2006	Vice President of the Adviser since February 2006; Financial Services Audit Senior Manager, PricewaterhouseCoopers LLP, prior thereto.
John D. Boritzke Age: 53	Vice President	Re-elected by the Board annually; since October 2001	Senior Vice President of the Adviser and M&I Trust, since 2008; Vice President of the Adviser and M&I Trust, 1993-2008.
Angela L. Pingel Age: 38	Secretary	Re-elected by the Board annually; since March 2008	Vice President and Securities Counsel of the Adviser and M&I Trust since 2007; Counsel, U.S. Bancorp Fund Services LLC, 2004-2007; Associate, Krukowski & Costello, S.C. (a law firm), 2002-2004.
Stephen R. Oliver Age: 58	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Re-elected by the Board annually, Chief Compliance Officer since July 2008 and Anti-Money Laundering Officer since January 2009	Director and Vice President of M&I Distributors, LLC, since 2007; Vice President M&I Trust and M&I Financial Advisors, Inc., since March 2006; President, Gold Bank Funds from February 2006 to June 2006; Chief Compliance Officer, Gold Bank Funds from December 2001 to June 2006; Senior Vice President, Gold Capital Management, Inc. (broker/dealer) and Senior Vice President, Gold Financial Services, Inc. (financial holding company) from September 1998 to March 2006; President, Gold Insurance, Inc. (full line insurance agency); and President, Gold Reinsurance Company Ltd. (reinsurance company) from December 2001 to March 2006.

Shareholder Report Disclosure of Directors’ Approval of Continuation of Contracts

Approval of Continuation of Advisory and Sub-Advisory Contracts

Marshall Funds, Inc. (the “Corporation”) has an investment advisory contract (the “Advisory Contract”) with M&I Investment Management Corp. (the “Adviser”) under which the Adviser manages each of Marshall Aggregate Bond Fund, Marshall Core Plus Bond Fund, Marshall Corporate Income Fund, Marshall Emerging Markets Equity Fund, Marshall Government Income Fund, Marshall Government Money Market Fund, Marshall Intermediate Tax-Free Fund, Marshall International Stock Fund, Marshall Large-Cap Growth Fund, Marshall Large-Cap Value Fund, Marshall Mid-Cap Growth Fund, Marshall Mid-Cap Value Fund, Marshall Prime Money Market Fund, Marshall Short-Term Income Fund, Marshall Short-Intermediate Bond Fund, Marshall Small-Cap Growth Fund and Marshall Tax-Free Money Market Fund (each, a “Fund” and together, the “Funds”). The Adviser has a sub-advisory contract with each of Acadian Asset Management, LLC (“Acadian”) and Trilogy Global Advisors, LLC (“Trilogy”) (each, a “Sub-Adviser” and together, the “Sub-Advisers”) on behalf of Marshall International Stock Fund (each, a “Sub-Advisory Contract” and together, the “Sub-Advisory Contracts”).

The Board, including the Directors who are not “interested persons” of the Corporation, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), considered the renewal of the Advisory Contract and each Sub-Advisory Contract. In connection with its consideration of the Advisory and Sub-Advisory Contracts, the Board received and reviewed extensive information provided by the Adviser and its affiliate, Marshall & Ilsley Trust Company N.A., which is the Funds’ administrator (the “Administrator”), and the Sub-Advisers in response to detailed requests of the Independent Directors and their independent legal counsel, including supplemental information that was provided by the Adviser. The Board also received a memorandum from legal counsel advising them of their duties and responsibilities in connection with the review of the Advisory and Sub-Advisory Contracts. The Board discussed with representatives of management the operations of the Funds and the nature and quality of the advisory and other services provided to the Funds by the Adviser, the Administrator and the Sub-Advisers, as applicable. The Board also noted its review of a broad range of information throughout the year at its meetings and its discussions with the Funds’ portfolio managers.

The Independent Directors met in-person with management to consider the continuation of the Advisory and Sub-Advisory Contracts, and they also met separately in executive session with their independent legal counsel. The Independent Directors noted that in evaluating the Advisory and Sub-Advisory Contracts, they were taking into account their accumulated experience as Directors in working with the Adviser on matters relating to the Funds.

Based upon their review, on August 5, 2009, the Independent Directors concluded that it was in the best interests of each Fund to renew the Advisory Contract and in the best interests of the Marshall International Stock Fund to renew each Sub-Advisory Contract and recommended to the Board the renewal of each Advisory and Sub-Advisory Contract for an additional one-year period. The Board considered the recommendation of the Independent Directors along with the factors that the Board deemed relevant. The Board, including the Independent Directors, based on all of the information considered and the conclusions reached, determined to approve the continuation of the Advisory Contract for each Fund and each Sub-Advisory Contract for the Marshall International Stock Fund. In deciding to continue the Advisory and Sub-Advisory Contracts, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed separately below.

Advisory Contract with Adviser

Nature, Extent and Quality of Services

In evaluating the nature, extent and quality of the services provided by the Adviser to the Funds, the Board reviewed information describing the resources and key personnel of the Adviser, especially the personnel who provide investment management services to the Funds. The Board also considered that the Administrator would continue providing services to the Funds. The Board reviewed information concerning the advisory functions performed by the Adviser for the Funds, as well as other services performed by the Adviser and the Administrator, including managing the execution of portfolio transactions, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Board and Board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Board reviewed the performance of each Fund for the one, three and five year periods ended May 31, 2009, as applicable, as well as the performance of Lipper Inc. (“Lipper”) comparable peer groups provided by the Adviser for the same time periods. The Lipper peer group for each Fund includes funds with a similar investment style as classified by Lipper. The Board noted that: (i) each Fund, other than Marshall International Stock Fund, Marshall Large-Cap Value Fund, Marshall Mid-Cap

Shareholder Report Disclosure of Directors’ Approval of Continuation of Contracts (continued)

Growth Fund, Marshall Mid-Cap Value Fund and Marshall Short-Intermediate Bond Fund, had outperformed its Lipper peer group average for all periods; (ii) each of Marshall Large-Cap Value Fund and Marshall Mid-Cap Growth Fund had underperformed its Lipper peer group average for the one year period, but outperformed its Lipper peer group average for the three and five year periods; (iii) Marshall Mid-Cap Value Fund had underperformed its Lipper peer group average for the five year period, but outperformed its Lipper peer group average for the one and three year periods; and (iv) each of Marshall International Stock Fund and Marshall Short-Intermediate Bond Fund had underperformed its Lipper peer group average for all periods.

The Board also reviewed each Fund’s Lipper total return peer group rankings for the one, three, five and ten year periods ended May 31, 2009, as applicable. The Board noted that each Fund’s rankings reflected such Fund’s overall performance during those periods. The Board also considered the quarterly performance information it had received from the Adviser throughout the year comparing the performance of each Fund to the performance of an average of comparable funds or a relevant broad-based securities index, as well as its Lipper peer group average. The Board noted the limited operating history of each of Marshall Core Plus Bond Fund, Marshall Corporate Income Fund and Marshall Emerging Markets Equity Fund.

The Board noted the effect the recent severe market downturn had on the performance of the equity Funds. The Board considered management’s analysis with respect to the underperformance of the Marshall International Stock Fund and Marshall Short-Intermediate Bond Fund, noting ongoing discussions with the Adviser on the reasons for the performance issues, that each Fund’s ranking year-to-date as of June 2009 had improved and the significant improvement in the performance of Marshall Short-Intermediate Bond Fund during the first half of 2009.

Based upon this review, the Board, including the Independent Directors, concluded that the nature, quality and extent of the services provided to each Fund by the Adviser were appropriate and reasonable.

Costs of Services Provided and Profits Realized by the Adviser

The Board reviewed information provided by the Adviser compiled from Strategic Insight and Lipper (i) comparing each Fund’s advisory fee and net expense ratio to the advisory fee and net expense ratio of a comparable Morningstar peer group (for the equity and fixed-income Funds) or Strategic Insight peer group (for the money market Funds) and (ii) comparing each Fund’s net expense ratio to the net expense ratio of a comparable Lipper peer group. The Board considered that the Adviser has voluntarily agreed to waive certain fees for the Marshall Aggregate Bond Fund, Marshall Core Plus Bond Fund, Marshall Corporate Income Fund, Marshall Emerging Markets Equity Fund, Marshall Government Income Fund, Marshall Government Money Market Fund, Marshall Intermediate Tax-Free Fund, Marshall Prime Money Market Fund, Marshall Short-Term Income Fund, Marshall Short-Intermediate Bond Fund and Marshall Tax-Free Money Market Fund, and that the net expense ratios for these Funds take into account the effect of the voluntary waiver. The Board also considered the Adviser’s proposal to contractually limit the expenses of these Funds and Marshall International Stock Fund, as of September 1, 2009, for at least one year from the effective date of the Funds’ prospectus so that the net annual operating expenses may be reflected in the prospectus fee table (the “Expense Limitation”).

The Board also reviewed management fees charged by the Adviser to its separate account clients. Although the average separate account fee for certain investment strategies were lower than the advisory fees for Funds having similar investment strategies, the Board noted management’s statements that the Adviser and the Administrator perform significant additional services for the Funds that they do not provide to those other clients, including oversight of the Funds’ other service providers, Board support, regulatory compliance and numerous other services, and that, in serving the Funds, the Adviser and the Administrator assume many legal risks that they do not assume in servicing many of their other clients.

In reviewing the information, the Board noted that the advisory fees of: (i) Marshall Aggregate Bond Fund, Marshall Government Income Fund, Marshall Government Money Market Fund, Marshall Mid-Cap Growth Fund, Marshall Prime Money Market Fund, Marshall Short-Intermediate Bond Fund and Marshall Short-Term Income Fund were equal to or below the median advisory fees of their respective peer groups; (ii) Marshall Large-Cap Growth Fund, Marshall Mid-Cap Value Fund and Marshall Tax-Free Money Market Fund were within an acceptable range of the median advisory fees of their respective peer groups; and (iii) Marshall Large-Cap Value Fund, Marshall Intermediate Tax-Free Fund, Marshall International Stock Fund and Marshall Small-Cap Growth Fund were above the median advisory fees of their respective peer groups, but that the advisory fee of each such Fund was reasonable.

In reviewing the expense ratio information, the Board noted that: (i) the net expense ratio of each class of Marshall Aggregate Bond Fund, Marshall Government Income Fund, Marshall Government Money Market Fund, Marshall Intermediate Tax-Free Fund, Marshall Prime Money Market Fund, Marshall Short-Term Income Fund and Marshall Tax-Free Money Market Fund was equal to or less than the median expense ratio of its Morningstar or Strategic Insight peer group, as applicable; (ii) the net

Shareholder Report Disclosure of Directors’ Approval of Continuation of Contracts (continued)

expense ratio of each of Class Y and Class A of Marshall Short-Intermediate Bond Fund, Marshall Mid-Cap Growth Fund and Marshall Mid-Cap Value Fund was less than the median expense ratio of its Morningstar peer group; and (iii) the net expense ratios of the remaining classes of the Funds were within an acceptable range of the median expense ratios of their respective Morningstar peer groups.

The Board also noted that: (i) the net expense ratio of each class of each Fund other than Marshall Large-Cap Growth Fund, Marshall Large-Cap Value Fund and Marshall International Stock Fund was less than the net expense ratio of its Lipper peer group average; (ii) the net expense ratio of each class of Marshall Large-Cap Growth Fund and Marshall Large-Cap Value Fund was within an acceptable range of the net expense ratio of its Lipper peer group average; and (iii) the net expense ratio of each class of Marshall International Stock Fund was above the net expense ratio of its Lipper peer group average, but was reasonable.

The Board considered the methodology used by the Adviser in determining compensation payable to its portfolio managers and the competitive environment for investment management talent.

The Board also considered the profitability to the Adviser and the Administrator of their relationships with each Fund. The Board recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager’s capital structure and cost of capital. However, based on the Board’s review, it concluded that the profitability of the Adviser and its affiliates from their relationships with the Funds was not unreasonable.

Finally, the Board considered the financial condition of the Adviser and certain of its affiliates, which it found to be sound.

On the basis of the information provided, the Board concluded that each Fund’s advisory fee was reasonable, taking into account the size of the Fund and the nature, quality and extent of services provided by the Adviser.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the Funds’ fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board considered each Fund’s asset size, the breakpoints for those Funds with breakpoints in the advisory fee schedule and each Fund’s net expense ratio and concluded that, in the aggregate, each Fund’s fee level reflects a reasonable level of sharing between the Adviser and the Fund of any economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Board also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Funds, including revenue in the form of administration fees, custody fees, shareholder service fees and securities lending revenue, and the use by the Adviser of commissions paid by many of the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser. The Board noted that, other than the services provided by the Adviser pursuant to the Advisory Contract and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. The Board also considered that the success of any Fund could attract other business to the Adviser and that the success of the Adviser could enhance the Adviser’s ability to serve the Funds. The Board concluded that, taking into account these benefits, each Fund’s advisory fee was reasonable.

Conclusion

After full consideration of the above factors as well as other factors that were instructive in evaluating the Advisory Contract, the Board, including the Independent Directors, concluded that the terms of the Advisory Contract continue to be fair and reasonable and the continuation of the Advisory Contract for each Fund is in the best interests of the Fund.

Sub-Advisory Contracts with the Sub-Advisers

As noted above, the Board, including the Independent Directors, approved the Sub-Advisory Contracts for the Marshall International Stock Fund at the August 5, 2009 meeting. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Contracts, the Board considered the factors described below, among others.

Shareholder Report Disclosure of Directors’ Approval of Continuation of Contracts (continued)

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided under the Sub-Advisory Contracts. The Board reviewed the qualifications and background of each Sub-Adviser, the investment approach and philosophy of each Sub-Adviser and the experience and skills of the investment personnel responsible for the day-to-day management of the Fund.

The Board considered the in-person presentation by each Sub-Adviser at the August 5, 2009 meeting with respect to their respective investment strategy and contribution to the Fund’s performance. As described above, the Board noted the effect the recent severe market downturn had on the performance of the Fund, considered each Sub-Adviser’s analysis of its performance and noted that year-to-date as of June 2009, the Fund’s ranking had improved.

Based on their review, the Board, including the Independent Directors, concluded that the nature, extent and quality of services provided by each Sub-Adviser to the Fund under its Sub-Advisory Contract were appropriate and reasonable.

Costs of Services Provided and Profits Realized by the Sub-Advisers

The Board reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rate under the Sub-Advisory Contracts. The Board noted that the sub-advisory fee charged by Acadian at the Fund’s current asset levels is in line with the average fee it charges to other international funds for which it provides sub-advisory services. The Board also noted that the sub-advisory fee for services to the Fund is within an acceptable range of the average fee Acadian charges to separate accounts with similar investment strategies. The Board noted that Trilogy does not manage any other domestic funds or accounts with similar investment strategies, but that the sub-advisory fee charged to the Fund is less than Trilogy’s standard fee schedule for international equity. The Board considered how the sub-advisory fees relate to the overall advisory fee for the Fund and noted that the Adviser compensates each Sub-Adviser from its fee. The Board considered that, as of September 1, 2009, each Sub-Adviser had agreed to pay a portion of the Adviser’s obligation under the Fund’s Expense Limitation.

The Board also considered information related to the financial condition and profitability of each Sub-Adviser. The Board concluded that the profitability of each Sub-Adviser from its relationship with the Fund was not unreasonable.

Economies of Scale

As part of their review of the Advisory Contract for the Fund, the Board considered the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Board considered whether the sub-advisory fee rate charged by each Sub-Adviser was reasonable in relation to the asset size of the Fund, and concluded that each Sub-Adviser’s fee was reasonable.

Other Benefits to the Sub-Adviser

The Board considered the use by Trilogy of commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of Trilogy. The Board noted that no other material benefits were identified by either Sub-Adviser other than the sub-advisory fee and the potential marketability of Fund performance. The Board concluded that, taking into account these benefits, the sub-advisory fee charged by each Sub-Adviser was reasonable.

Conclusion

After consideration of the above factors as well as other factors that were instructive in evaluating the Sub-Advisory Contracts, the Board, including the Independent Directors, concluded that the terms of each Sub-Advisory Contract continue to be fair and reasonable and the continuation of each Sub-Advisory Contract for the Fund is in the best interests of the Fund.

Results of the Annual Meeting

The annual meeting of the shareholders of the Marshall Funds, Inc. was held on August 5, 2009, and adjourned for Large-Cap Growth Fund, Short-Intermediate Bond Fund, Government Money Market Fund and Prime Money Market Fund until October 5, 2009.

The matters voted on by the shareholders of record as of June 12, 2009 and the results of the vote at the shareholder meetings held August 5, 2009 and October 5, 2009 were as follows:

1. To elect a Board of Directors consisting of the following:

	Affirmative	Against	Abstain
Larry D. Armel	2,757,637,492	—	6,247,015
John M. Blaser	2,759,799,551	—	4,084,956
Benjamin M. Cutler	2,758,787,500	—	5,097,007
Kenneth C. Krei	2,759,692,448	—	4,192,059
John A. Lubs	2,758,850,073	—	5,034,434
James Mitchell	2,757,592,704	—	6,291,803
Barbara J. Pope	2,758,041,299	—	5,843,208

2. To modify the Fund’s fundamental investment limitation regarding lending:

	Affirmative	Against	Abstain
Large-Cap Value Fund	15,146,818	24,501	9,538
Large-Cap Growth Fund	11,565,090	164,538	60,901
Mid-Cap Value Fund	12,770,466	71,722	45,105
Mid-Cap Growth Fund	9,091,962	15,963	5,096
Small-Cap Growth Fund	13,119,614	29,722	8,110
International Stock Fund	8,626,500	25,336	32,438
Emerging Markets Equity Fund	2,556,027	—	—
Short-Term Income Fund	7,389,826	4,380	5,477
Short-Intermediate Bond Fund	15,561,229	61,470	53,769
Intermediate Tax-Free Fund	9,583,584	24,999	32,201
Government Income Fund	31,925,805	458,127	241,788
Corporate Bond Fund	1,507,291	1,454	—
Aggregate Bond Fund	22,359,720	7,210	—
Core Plus Bond Fund	4,853,313	—	—
Government Money Market Fund	524,930,731	55,187,514	497,096
Tax-Free Money Market Fund	595,400,810	3,565,509	1,209,992
Prime Money Market Fund	2,519,349,751	344,079,770	35,362,085

3. To convert the Fund’s investment objective from fundamental to non-fundamental:

	Affirmative	Against	Abstain
Large-Cap Value Fund	15,125,716	44,040	11,101
Large-Cap Growth Fund	11,526,007	197,126	67,396
Mid-Cap Value Fund	12,650,685	190,011	46,597
Mid-Cap Growth Fund	9,088,596	19,035	5,391
Small-Cap Growth Fund	13,028,793	120,055	8,598
International Stock Fund	8,484,404	166,045	33,824
Emerging Markets Equity Fund	2,556,027	—	—
Short-Term Income Fund	7,388,429	4,370	6,885
Short-Intermediate Bond Fund	15,338,337	283,185	54,946
Intermediate Tax-Free Fund	9,565,580	26,558	48,646
Government Income Fund	31,253,525	1,114,221	257,974
Corporate Bond Fund	1,508,435	—	310
Aggregate Bond Fund	22,356,740	10,191	—
Core Plus Bond Fund	4,853,313	—	—
Government Money Market Fund	491,642,451	88,475,793	497,096
Tax-Free Money Market Fund	576,709,941	22,356,379	1,109,992
Prime Money Market Fund	2,276,840,622	585,663,227	36,287,757

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectuses, which contain facts concerning each Fund’s objective and policies, management fees, expenses, and other information.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the Funds’ Statement of Additional Information, which is available on the Funds’ website at http://www.marshallfunds.com and on the SEC’s website at http://www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the Marshall Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, M&I Marshall & Ilsley Bank or any of its affiliates. Shares of the Marshall Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

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PERMIT NO. 1377

Marshall Investor Services

P.O. Box 1348

Milwaukee, Wisconsin 53201-1348

1-800-236-FUND (3863)

414-287-8555

http://www.marshallfunds.com

M&I Distributors, LLC, Distributor

M&I Investment Management Corp., Investment Adviser

©2009 Marshall Funds, Inc.

Not FDIC Insured	No Bank Guarantee	May Lose Value

Item 2.	Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has four audit committee financial experts serving on its audit committee, each of whom is “independent” within the meaning of Form N-CSR: John DeVincentis, Barbara J. Pope, John A. Lubs and Benjamin M. Cutler. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

The aggregate fees billed for professional services by PricewaterhouseCoopers LLP during the fiscal year 2009 and 2008 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended August 31, 2009	$310,000
Fiscal year ended August 31, 2008	$261,000

(b) Audit-Related Fees for Registrant. These fees were billed by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements.

Fiscal year ended August 31, 2009	$56,500
Fiscal year ended August 31, 2008	$49,500

(c) Tax Fees for Registrant. These fees were billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice and tax planning.

Fiscal year ended August 31, 2009	$60,500
Fiscal year ended August 31, 2008	$50,500

(d) All Other Fees.

Fiscal year ended August 31, 2009	None
Fiscal year ended August 31, 2008	None

(e) Audit Committee’s pre-approval policies and procedures.

(1)	The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	During the fiscal year ended August 31, 2009, all of the non-audit services provided by the Registrant’s principal accountant were pre-approved by the audit committee.

(f) None.

(g) During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2006.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
Filed herewith.

(a) (3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Marshall Funds, Inc.

/s/ John M. Blaser
By: John M. Blaser President

October 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ John M. Blaser
By: John M. Blaser President (Principal Executive Officer)

October 22, 2009

/s/ Timothy M. Bonin
By: Timothy M. Bonin Treasurer (Principal Financial Officer)

October 22, 2009